Registration No. 33-15489
                                                             File No. 811-5225

                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549
                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           /X/

      PRE-EFFECTIVE AMENDMENT NO. ___                             /   /


      POST-EFFECTIVE AMENDMENT NO. 42                             /X/


                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
   ACT OF 1940                                                      /X/


      Amendment No. 44                                              /X/


                       OPPENHEIMER QUEST FOR VALUE FUNDS
------------------------------------------------------------------------------

              (Exact Name of Registrant as Specified in Charter)

             Two World Trade Center, New York, New York 10048-0203
------------------------------------------------------------------------------

                   (Address of Principal Executive Offices)

                                (212) 323-0200
------------------------------------------------------------------------------

                        (Registrant's Telephone Number)

                               Andrew J. Donohue
                            OppenheimerFunds, Inc.
             Two World Trade Center, New York, New York 10048-0203
------------------------------------------------------------------------------

                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

      / / Immediately upon filing pursuant to paragraph (b)


      /X/ On January 26, 1998 pursuant to paragraph (b)


      / / 60 days after filing pursuant to paragraph (a)(1)


      / / On ________________ pursuant to paragraph (a)(1)


      / / 75 days after filing pursuant to paragraph (a) (2)

      / / On _________, pursuant to paragraph (a)(2)

            of Rule 485.

                      OPPENHEIMER QUEST FOR VALUE FUNDS
                                  FORM N-1A
                            Cross Reference Sheet

                   Oppenheimer Quest Small Cap Value Fund,
                          a series of the Registrant

Part A of
Form N-1A
Item No.          Prospectus Heading
---------         ------------------
1                 Cover Page
2                 Expenses; A Brief Overview of the Fund
3                 Financial Highlights; Performance of the Fund
4                 Front Cover Page; A Brief  Overview of the Fund;  Investment
                  Objective  and  Policies;   Investment   Risks;   Investment
                  Techniques and Strategies; How the
                  Fund is Managed
5                 Expenses;  A Brief  Overview  of the  Fund;  How the Fund is
                  Managed; Back Cover
5A                Performance of the Fund
6                 How the Fund is Managed; Dividends, Capital Gains and Taxes
7                 How to Buy Shares;  Special Investor  Services;  How to Sell
                  Shares;  How to Exchange Shares;  Shareholder  Account Rules
                  and Policies
8                 Special  Investor  Services;  How  to  Sell  Shares;  How to
                  Exchange Shares
9                 *

Part B of
Form N-1A
Item No.          Heading in Statement of Additional Information
---------         ----------------------------------------------
10                Cover Page
11                Cover Page
12                *
13                Investment Objective and Policies
14                How the Fund is Managed
15                How the Fund is Managed
16                How the Fund is Managed;  Distribution  and  Service  Plans;
                  Additional Information about the Fund
17                How the Fund is Managed
18                Additional Information about the Fund
19                About  Your  Account  - How  to  Buy  Shares,  How  to  Sell
                  Shares, How to Exchange Shares
20                Dividends, Capital Gains and Taxes
21                How the Fund is Managed;  Additional  Information  About the
                  Fund - The Distributor; Distribution and Service Plans
22                Performance of the Fund
23                Financial Statements
------------------------

*     Not applicable or negative answer.

                      OPPENHEIMER QUEST FOR VALUE FUNDS
                                  FORM N-1A
                            Cross Reference Sheet

                Oppenheimer Quest Growth & Income Value Fund,
                          a series of the Registrant
Part A of
Form N-1A
Item No.          Prospectus Heading
---------         ------------------
1                 Cover Page
2                 Expenses; A Brief Overview of the Fund
3                 Financial Highlights; Performance of the Fund
4                 Front Cover Page; A Brief  Overview of the Fund;  Investment
                  Objective   and   Policies;    Investment   Techniques   and
                  Strategies; How the Fund is Managed
5                 Expenses;  A Brief  Overview  of the  Fund;  How the Fund is
                  Managed; Back Cover
5A                Performance of the Fund
6                 How the Fund is Managed; Dividends, Capital Gains and Taxes
7                 How to Buy Shares;  Special Investor  Services;  How to Sell
                  Shares;  How to Exchange Shares;  Shareholder  Account Rules
                  and Policies
8                 Special  Investor  Services;  How  to  Sell  Shares;  How to
                  Exchange Shares
9                 *

Part B of
Form N-1A
Item No.          Heading in Statement of Additional Information
---------         ----------------------------------------------
10                Cover Page
11                Cover Page
12                *
13                Investment Objective and Policies
14                How the Fund is Managed
15                How the Fund is Managed
16                How the Fund is Managed;  Distribution  and  Service  Plans;
                  Additional Information about the Fund
17                How the Fund is Managed
18                Additional Information about the Fund
19                About  Your  Account  - How  to  Buy  Shares,  How  to  Sell
                  Shares, How to Exchange Shares
20                Dividends, Capital Gains and Taxes
21                How the Fund is Managed;  Additional  Information  About the
                  Fund - The Distributor; Distribution and Service Plans
22                Performance of the Fund
23                Financial Statements
------------------------

*     Not applicable or negative answer.

                      OPPENHEIMER QUEST FOR VALUE FUNDS
                                  FORM N-1A
                            Cross Reference Sheet

                  Oppenheimer Quest Opportunity Value Fund,
                          a series of the Registrant

Part A of
Form N-1A
Item No.          Prospectus Heading
---------         ------------------
1                 Cover Page
2                 Expenses; A Brief Overview of the Fund
3                 Financial Highlights; Performance of the Fund
4                 Front Cover Page; A Brief  Overview of the Fund;  Investment
                  Objective  and  Policies;   Investment   Risks;   Investment
                  Techniques and Strategies; How the
                  Fund is Managed
5                 Expenses;  A Brief  Overview  of the  Fund;  How the Fund is
                  Managed; Back Cover
5A                Performance of the Fund
6                 How the Fund is Managed; Dividends, Capital Gains and Taxes
7                 How to Buy Shares;  Special Investor  Services;  How to Sell
                  Shares;  How to Exchange Shares;  Shareholder  Account Rules
                  and Policies
8                 Special  Investor  Services;  How  to  Sell  Shares;  How to
                  Exchange Shares
9                 *

Part B of
Form N-1A
Item No.          Heading in Statement of Additional Information
---------         ----------------------------------------------
10                Cover Page
11                Cover Page
12                *
13                Investment Objective and Policies
14                How the Fund is Managed
15                How the Fund is Managed
16                How the Fund is Managed;  Distribution  and  Service  Plans;
                  Additional Information about the Fund
17                How the Fund is Managed
18                Additional Information about the Fund
19                About  Your  Account  - How  to  Buy  Shares,  How  to  Sell
                  Shares, How to Exchange Shares
20                Dividends, Capital Gains and Taxes
21                How the Fund is Managed;  Additional  Information  About the
                  Fund - The Distributor; Distribution and Service Plans
22                Performance of the Fund
23                Financial Statements
------------------------

*     Not applicable or negative answer.

                      OPPENHEIMER QUEST FOR VALUE FUNDS
                                  FORM N-1A
                            Cross Reference Sheet

                    Oppenheimer Quest Officers Value Fund,
                          a series of the Registrant
Part A of
Form N-1A
Item No.          Prospectus Heading
---------         ------------------
1                 Cover Page
2                 Expenses; A Brief Overview of the Fund
3                 Financial Highlights; Performance of the Fund
4                 Front Cover Page; A Brief  Overview of the Fund;  Investment
                  Objective  and  Policies;   Investment   Risks;   Investment
                  Techniques and Strategies; How the
                  Fund is Managed
5                 Expenses;  A Brief  Overview  of the  Fund;  How the Fund is
                  Managed; Back Cover
5A                Performance of the Fund
6                 How the Fund is Managed; Dividends, Capital Gains and Taxes
7                 How to Buy Shares;  Special Investor  Services;  How to Sell
                  Shares;  How to Exchange Shares;  Shareholder  Account Rules
                  and Policies
8                 Special  Investor  Services;  How  to  Sell  Shares;  How to
                  Exchange Shares
9                 *

Part B of
Form N-1A
Item No.          Heading in Statement of Additional Information
---------         ----------------------------------------------
10                Cover Page
11                Cover Page
12                *
13                Investment Objective and Policies
14                How the Fund is Managed
15                How the Fund is Managed
16                How the Fund is Managed;  Distribution  and  Service  Plans;
                  Additional Information about the Fund
17                How the Fund is Managed
18                Additional Information about the Fund
19                About  Your  Account  - How  to  Buy  Shares,  How  to  Sell
                  Shares, How to Exchange Shares
20                Dividends, Capital Gains and Taxes
21                How the Fund is Managed;  Additional  Information  About the
                  Fund - The Distributor; Distribution and Service Plans
22                Performance of the Fund
23                Financial Statements
------------------------
*     Not applicable or negative answer.






Prosp\quest#6.n1a

OPPENHEIMER
QUEST SMALL CAP VALUE FUND
Prospectus dated January 26, 1998



OPPENHEIMER QUEST SMALL CAP VALUE FUND is a mutual fund that seeks capital appreciation as its investment objective. The Fund seeks its investment objective through investments in a diversified portfolio which under normal conditions will have at least 65% of its total assets invested in equity securities of companies with market capitalizations under $1 billion. In an uncertain investment environment, the Fund may stress defensive investment methods. Please refer to "Investment Objective and Policies" for more information about the types of securities in which the Fund invests and refer to "Investment Risks" for a discussion of the risks of investing in the Fund.


      This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the January 26, 1998 Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).


                                                       (OPPENHEIMERFUNDS LOGO)


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE F.D.I.C. OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS

            ABOUT  THE  FUND

            EXPENSES
            A BRIEF OVERVIEW OF THE FUND
            FINANCIAL HIGHLIGHTS
            INVESTMENT OBJECTIVE AND POLICIES
            INVESTMENT RISKS
            INVESTMENT TECHNIQUES AND STRATEGIES
            HOW THE FUND IS MANAGED
            PERFORMANCE OF THE FUND


            ABOUT  YOUR  ACCOUNT

            HOW TO BUY SHARES
            Class A Shares
            Class B Shares
            Class C Shares
            SPECIAL INVESTOR SERVICES
            AccountLink
            Automatic Withdrawal and Exchange Plans
            Reinvestment Privilege
            Retirement Plans
            HOW TO SELL SHARES
            By Mail
            By Telephone
            HOW TO EXCHANGE SHARES
            SHAREHOLDER ACCOUNT RULES AND POLICIES
            DIVIDENDS, CAPITAL GAINS AND TAXES

            Appendix A: SPECIAL SALES CHARGE ARRANGEMENTS FOR SHAREHOLDERS OF THE FORMER QUEST FOR VALUE FUNDS

ABOUT  THE  FUND

EXPENSES

The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you will bear indirectly. The numbers below are based on the Fund's expenses during its last fiscal year ended October 31, 1997.

      O SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account," starting on page __ for an explanation of how and when these charges apply.

                                       CLASS A      CLASS B           CLASS C
                                       SHARES       SHARES         SHARES
--------------------------------------------------------------------------------
Maximum Sales                          5.75%        None           None
Charge on Purchases
(as a % of offering price)
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge          None(1)      5% in the first     1% if
(as a % of the lower of the                         year, declining   shares are
original offering price or                          to 1% in the      redeemed
redemption proceeds)                                sixth year and    within 12
                                                    eliminated        months of
                                                    thereafter(2)    purchase(2)
--------------------------------------------------------------------------------
Maximum Sales Charge on                None              None           None
Reinvested Dividends
--------------------------------------------------------------------------------
Exchange Fee                           None              None           None
--------------------------------------------------------------------------------
Redemption Fee                         None(3)           None(3)        None(3)

(1)If you invest $1 million or more ($500,000 or more for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge" on page _____) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 12 calendar months (18 months for shares purchased prior to May 1, 1997)from the end of the calendar month during which you purchased those shares. See "How to Buy Shares - Buying Class A Shares," below.

(2)See "How to Buy Shares - Buying Class B Shares" and "How to Buy Shares Buying Class C Shares" below, for more information on the contingent deferred sales charges.

(3) There is a $10 transaction fee for redemptions paid by Federal Funds wire, but not for redemptions paid by ACH transfer through AccountLink.

      O ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and represent the Fund's expenses of operating its business. For example, the Fund pays management fees to its investment adviser, OppenheimerFunds, Inc.(referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds the Fund's portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

    ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                        CLASS A           CLASS B           CLASS C
                        SHARES            SHARES            SHARES
--------------------------------------------------------------------------------

Management Fees         1.00%             1.00%             1.00%

--------------------------------------------------------------------------------
12b-1 Distribution

Plan Fees               0.50%             1.00%             1.00%

--------------------------------------------------------------------------------

Other Expenses          0.28%             0.27%             0.28%

--------------------------------------------------------------------------------
Total Fund

Operating Expenses      1.78%             2.27%             2.28%


      The numbers in the chart above are based upon the Fund's expenses in its last fiscal year ended October 31, 1997. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The 12b-1 Distribution Plan Fees for Class A shares are service fees (the maximum fee is 0.25% of the average annual net assets of that class) and the asset-based sales charge of 0.25% of the average annual net assets of that class. For Class B and Class C shares, the 12b-1 Distribution Plan Fees are the service fees (the maximum fee is 0.25% of average annual net assets of those classes), and the asset-based sales charge of 0.75% of the average annual net assets of the class. These plans are described in greater detail in "How to Buy Shares."

      The actual expenses for each class of shares in future years may be more or less than the numbers in the chart, depending on a number of factors, including changes in the actual value of the Fund's assets represented by each class of shares.

      O EXAMPLES. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and the Fund's annual return is 5%, and its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses chart above and that Class B shares automatically convert into Class A shares six years after purchase. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:
                       1 YEAR      3 YEARS      5 YEARS       10 YEARS*
--------------------------------------------------------------------------------

Class A Shares         $75         $110         $148          $255
Class B Shares         $73         $101         $142          $237
Class C Shares         $33         $ 71         $122          $262


      If you did not redeem your investment, it would incur the following expenses:

                       1 YEAR      3 YEARS      5 YEARS       10 YEARS*
--------------------------------------------------------------------------------

Class A Shares         $75         $110         $148          $255
Class B Shares         $23         $ 71         $122          $237
Class C Shares         $23         $ 71         $122          $262


*In the first example, expenses include the Class A initial sales charge and the applicable Class B or Class C contingent deferred sales charge. In the second example, Class A expenses include the initial sales charge, but Class B and Class C expenses do not include contingent deferred sales charges. The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts your Class B shares into Class A shares after 6 years. Because of the effect of the higher asset-based sales charge and the contingent deferred sales charge imposed on Class B and Class C shares, long-term holders of Class B and Class C shares could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations. For Class B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares - Buying Class B Shares" for more information.

      THESE EXAMPLES SHOW THE EFFECT OF EXPENSES ON AN INVESTMENT, BUT ARE NOT MEANT TO STATE OR PREDICT ACTUAL OR EXPECTED COSTS OR INVESTMENT RETURNS OF THE FUND, ALL OF WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.

A BRIEF OVERVIEW OF THE FUND

      Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

      o WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund's investment objective is to seek capital appreciation.


      o WHAT DOES THE FUND INVEST IN? The Fund seeks its investment objective through investments in a diversified portfolio which under normal conditions will have at least 65% of its total assets invested in equity securities of companies with market capitalizations under $1 billion. The Fund emphasizes investments in equity securities of companies believed to have favorable stock prices in relation to their book values and/or sales, and in equity securities of companies believed to have limited operating leverage and/or financial leverage. To provide liquidity, the Fund typically invests a part of its assets in various types of U.S. Government securities and money market instruments. For temporary defensive purposes, the Fund may invest up to 100% of its total assets in such securities. These investments are more fully explained in "Investment Policies and Strategies," starting on page __.


     o WHO MANAGES THE FUND? The Manager, OppenheimerFunds, Inc., supervises the Fund's investment program and handles its day-to-day business. The Manager (including subsidiaries) manages investment company portfolios having over $__ billion in assets as of December 31, 1997. The Manager is paid an advisory fee by the Fund, based on its net assets. The Fund's sub-adviser is OpCap Advisors (the "Sub-Adviser"), which is paid a fee by the Manager, not the Fund. The Sub-Adviser provides day-to-day portfolio management of the Fund. The Fund's portfolio managers, Timothy McCormack, Timothy Curro and Gavin Albert, are employed by the Sub-Adviser and are primarily responsible for the selection of the Fund's securities. The Board of Trustees, elected by shareholders, oversees the Manager, the Sub-Adviser and the portfolio managers. Please refer to "How the Fund is Managed" starting on page __ for more information about the Manager, the Sub- Adviser and their fees.

      o HOW RISKY IS THE FUND? All investments carry risks to some degree. It is important to remember that the Fund is designed for long-term investors. The Fund's investments in stocks are subject to changes in their value from a number of factors such as changes in general stock market movements, or the change in value of particular stocks because of an event affecting the issuer. These changes affect the value of the Fund's investments and its price per share. The Fund's investments in smaller capitalization issuers may involve greater risks than more traditional equity investments. Smaller capitalization companies may experience higher growth rates and higher failure rates than larger capitalization companies. Further, the trading volume of securities of smaller capitalization companies is normally lower than that of larger capitalization companies, and may disproportionately affect their market price. Investments in foreign securities involve additional risks not associated with investment in domestic securities, including risks associated with changes in currency rates.

      While the Sub-Adviser tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for the Fund's portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's investment objective and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Risks" starting on page ___ for a more complete discussion of the Fund's investment risks.

      o HOW CAN I BUY SHARES? You can buy shares through your dealer or financial institution, or you can purchase shares directly through OppenheimerFunds Distributor, Inc. (the "Distributor") by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How to Buy Shares" on page __ for more details.

      o WILL I PAY A SALES CHARGE TO BUY SHARES? The Fund has three classes of shares. Each class of shares has the same investment portfolio but has different expenses. Class A shares are offered with a front-end sales charge, starting at 5.75%, and reduced for larger purchases. Class B and Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within 6 years or 12 months, respectively, of purchase. There is also an annual asset-based sales charge which is higher on Class B and Class C shares. Please review "How to Buy Shares" starting on page __ for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.

      o HOW CAN I SELL MY SHARES? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer. Please refer to "How to Sell Shares" on page __. The Fund also offers exchange privileges to other Oppenheimer funds, described in "How to Exchange Shares" on page __.

      o HOW HAS THE FUND PERFORMED? The Fund measures its performance by quoting its average annual total returns and cumulative total returns, which measure historical performance. Those returns can be compared to the returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to a broad-based market index, which we have done on pages __ and __. Please remember that past performance does not guarantee future results.

FINANCIAL HIGHLIGHTS

The table on the following pages presents selected financial information about the Fund, including per share data, expense ratios and other data based on the Fund's average net assets. This information has been audited by Price Waterhouse LLP, the Fund's independent accountants, whose report on the Fund's financial statements for the fiscal year ended October 31, 1997, is included in the Statement of Additional Information.


                                     -4-

FINANCIAL HIGHLIGHTS                            CLASS A
                                                ---------------------------------------------------------------------
                                                YEAR ENDED OCTOBER 31,
                                                1997          1996(2)        1995          1994         1993
=====================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period               $19.03        $17.31        $16.33        $17.68        $14.60
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                         (.07)          .03           .11(4)       (.03)(4)      (.04)(4)
Net realized and unrealized gain (loss)              5.66          2.79          1.29           .01          4.26
                                                 --------      --------      --------      --------      --------
Total income (loss) from investment
operations                                           5.59          2.82          1.40          (.02)         4.22
---------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                   --          (.11)           --            --            --
Distributions from net realized gain                (2.36)         (.99)         (.42)        (1.33)        (1.14)
                                                 --------      --------      --------      --------      --------
Total dividends and distributions
to shareholders                                     (2.36)        (1.10)         (.42)        (1.33)        (1.14)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $22.26        $19.03        $17.31        $16.33        $17.68
                                                 ========      ========      ========      ========      ========

=====================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(5)                 32.72%        17.17%         8.82%         0.04%        30.21%

=====================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)         $181,973      $102,746      $116,307      $120,102      $104,898
---------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $131,503      $117,765      $119,440      $115,276      $ 75,500
---------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                        (0.32)%        0.11%         0.67%        (0.14)%       (0.36)%
Expenses                                             1.78%         1.90%         1.80%         1.88%         1.89%
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                           82.1%         70.4%         76.0%         67.0%         74.0%
Average brokerage commission rate(9)              $0.0550       $0.0515            --            --            --


1. For the period from September 1, 1993 (inception of offering) to October 31, 1993.

2. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.

3. For the period from January 1, 1989 (commencement of operations) to October 31, 1989.

4. Based on average shares outstanding for the period.

5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

                                                         CLASS B
-----------------------------------------------------    -----------------------------------------------------------------
                                                         YEAR ENDED OCTOBER 31,
1992         1991          1990         1989(3)          1997         1996(2)      1995          1994          1993(1)
==========================================================================================================================
 $13.52        $ 8.80       $10.91       $10.00            $18.79       $17.11       $16.24       $17.66       $17.19
--------------------------------------------------------------------------------------------------------------------------


     --(4)       (.05)(4)      .07(4)       .08(4)           (.05)        (.06)         .02(4)      (.11)(4)     (.02)(4)
   1.50          4.85        (2.04)         .83              5.45         2.76         1.27          .02          .49
-------       -------       ------      -------          --------      -------      -------      -------      -------

   1.50          4.80        (1.97)         .91              5.40         2.70         1.29         (.09)         .47
--------------------------------------------------------------------------------------------------------------------------


     --          (.08)        (.08)          --                --         (.03)          --           --           --
   (.42)           --         (.06)          --             (2.36)        (.99)        (.42)       (1.33)          --
-------       -------       ------      -------          --------      -------      -------      -------      -------

   (.42)         (.08)        (.14)          --             (2.36)       (1.02)        (.42)       (1.33)          --
--------------------------------------------------------------------------------------------------------------------------
 $14.60        $13.52       $ 8.80       $10.91            $21.83       $18.79       $17.11       $16.24       $17.66
=======       =======       ======      =======          ========      =======      =======      =======      =======

==========================================================================================================================
  11.60%        55.01%      (18.33)%      9.10%             32.05%       16.57%        8.17%       (0.39)%       2.73%

==========================================================================================================================

$39,693       $20,686       $1,880       $2,085           $79,754      $30,766      $23,440      $16,144       $1,754
--------------------------------------------------------------------------------------------------------------------------
$32,551            --           --           --           $47,462      $26,478      $20,105      $ 9,401       $  934
--------------------------------------------------------------------------------------------------------------------------


  (0.04)%       (0.41)%(7)    0.71%(7)     1.34%(6)(7)      (0.80)%      (0.37)%       0.09%       (0.70)%      (1.15)%(6)
   2.11%         2.25%(7)     2.00%(7)     1.74%(6)(7)       2.27%        2.38%        2.37%        2.48%        2.57%(6)
--------------------------------------------------------------------------------------------------------------------------
   95.0%        103.0%        18.0%        32.0%             82.1%        70.4%        76.0%        67.0%        74.0%
     --            --           --           --           $0.0550      $0.0515           --           --           --



6. Annualized.

7. During the periods noted above, the former Advisor voluntarily waived all or a portion of its fees and assumed some operating expenses of the Fund. Without such waivers and assumptions, the ratios of net investment income (loss) to average net assets and the ratios of expenses to average net assets would have been, respectively, (1.43)% and 3.27% for the year ended October 31, 1991, (3.11)% and 5.82% for the year ended October 31, 1990 and (3.19)% and 6.27% (annualized) for the period January 1, 1989 (commencement of operations) to October 31, 1989.

FINANCIAL HIGHLIGHTS                              CLASS C
(Continued)                                       --------------------------------------------------------------------
                                                  YEAR ENDED OCTOBER 31,
                                                  1997          1996(2)        1995          1994          1993(1)
======================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period               $18.76        $17.11        $16.23        $17.67        $17.19
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                         (.08)         (.05)          .01(4)       (.13)(4)      (.02)(4)
Net realized and unrealized gain (loss)              5.47          2.75          1.29           .02           .50
                                                  -------       -------        ------       -------      --------
Total income (loss) from investment
operations                                           5.39          2.70          1.30          (.11)          .48
----------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                   --          (.06)           --            --            --
Distributions from net realized gain                (2.36)         (.99)         (.42)        (1.33)           --
                                                  -------       -------        ------       -------      --------
Total dividends and distributions
to shareholders                                     (2.36)        (1.05)         (.42)        (1.33)           --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $21.79        $18.76        $17.11        $16.23        $17.67
                                                  =======       =======        ======       =======      ========

======================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(5)                 32.05%        16.55%         8.24%        (0.51)%        2.79%

======================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)          $24,512       $13,181        $9,068        $3,344          $235
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $17,401       $11,501        $6,114        $1,381          $138
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                        (0.81)%       (0.40)%        0.08%        (0.81)%       (1.20)%(6)
Expenses                                             2.28%         2.40%         2.38%         2.59%         2.57%(6)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                           82.1%         70.4%         76.0%         67.0%         74.0%
Average brokerage commission rate(9)              $0.0550       $0.0515            --            --            --

8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1997 were $202,399,264 and $142,092,083, respectively.

9. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

INVESTMENT OBJECTIVE AND POLICIES

OBJECTIVE.  The Fund seeks capital appreciation.


INVESTMENT POLICIES AND STRATEGIES. The Fund seeks its investment objective through investments in a diversified portfolio which under normal conditions will have at least 65% of its total assets invested in equity securities of companies with market capitalizations under $1 billion. The Fund's investment approach will attempt to identify securities of companies the Sub-Adviser believes have favorable stock prices in relation to their book values and/or sales, and securities of companies which have limited operating leverage and/or limited financial leverage. Operating leverage generally refers to a company's sensitivity to changes in the general economy. Financial leverage generally refers to a company's ratio of debt to assets, or cost of debt service to income.

      To provide liquidity for the purchase of new instruments and to effect redemptions of shares, the Fund typically invests a part of its assets in various types of U.S. Government securities, and high quality, short-term debt securities with remaining maturities of one year or less such as government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements ("money market instruments"). For temporary defensive purposes, the Fund may invest up to 100% of its total assets in such U.S. Government securities and money market instruments.


      o CAN THE FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE? The Fund has an investment objective, which is described above, as well as investment policies it follows to try to achieve its objective. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and practices are not "fundamental" unless this Prospectus or the Statement of Additional Information states that a particular policy is "fundamental." The Fund's investment objective is a fundamental policy.

      Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act of 1940 to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Board of Trustees of the Trust (as defined below) (the "Board of Trustees") may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

     o FOREIGN SECURITIES. The Fund may purchase foreign securities that are listed on a domestic or foreign securities exchange, traded in domestic or foreign over-the-counter markets or represented by American Depository Receipts. There is no limit to the amount of such foreign securities the Fund may acquire. The Fund may buy securities in any country, including emerging market countries. The Fund presently intends that its purchases of securities issued by emerging market countries or by companies located in those countries, if any, will be limited to 5% of its total assets. Foreign currency will be held by the Fund only in connection with the purchase or sale of foreign securities.

      o INVESTMENT IN BONDS. The Fund may invest up to 5% of its total assets in "lower-grade" debt securities. These debt securities (commonly known as "junk bonds") are rated below investment grade, which means that they have a rating lower than "Baa" by Moody's Investors Service, Inc. or lower than "BBB" by Standard & Poor's Corporation, or another nationally recognized statistical rating organization, or, if unrated, determined by the Sub-Adviser to be of comparable quality to securities rated below investment grade. Such securities often have speculative characteristics and special risks that make them riskier investments than investment grade securities. The Fund does not intend to invest in debt securities that are in default.

     o PORTFOLIO TURNOVER. A change in the securities held by the Fund is known as "portfolio turnover." The Fund may engage in short-term trading to try to achieve its objective. It is anticipated that the Fund's annual portfolio turnover rate will not exceed 100%. The "Financial Highlights" table above shows the Fund's portfolio turnover rate during past fiscal years. High turnover and short-term trading may cause the Fund to have relatively larger commission expenses and transaction costs than funds that do not engage in short-term trading.

INVESTMENT RISKS

      All investments carry risks to some degree, whether they are risks that market prices of the investment will fluctuate (this is known as "market risk") or that the underlying issuer will experience financial difficulties and may default on its obligation under a fixed-income investment to pay interest and repay principal (this is referred to as "credit risk"). These general investment risks and the special risks of certain types of investments that the Fund may hold are described below. They affect the value of the Fund's investments, its investment performance and the prices of its shares. These risks collectively form the risk profile of the Fund.

      Because of the types of securities the Fund invests in and the investment techniques the Fund uses, the Fund is designed for investors who are investing for the long term. It is not intended for investors seeking assured income or preservation of capital. While the Sub-Adviser tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased, and in some cases by using hedging techniques, changes in overall market prices can occur at any time and there is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them.

     o STOCK INVESTMENT RISKS. Because the Fund may invest a substantial portion of its assets in stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile, and stock prices can change substantially. Smaller capitalization companies may experience higher growth rates and higher failure rates than do larger capitalization companies. The trading volume of securities of smaller capitalization companies is generally less than that of larger capitalization companies and thus may disproportionately affect their market price, causing their price to rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.

      These market risks will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change. Not all stock prices change uniformly or at the same time, not all stock markets move in the same direction at the same time, and other factors can affect a particular stock's prices (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, and changes in government regulations affecting an industry). Not all of these factors can be predicted.

      The Fund attempts to limit market risks by diversifying its investments, that is, by not holding a substantial amount of the stock of any one company and by not investing too great a percentage of the Fund's assets in any one company. Because changes in market prices can occur at any time, there is no assurance that the Fund will achieve its investment objective, and when you redeem your shares, they may be worth more or less than what you paid for them.

      O FOREIGN SECURITIES HAVE SPECIAL RISKS. For example, foreign issuers may not be subject to the same accounting and disclosure requirements as U.S. companies. The value of foreign investments may be affected by changes in foreign currency rates, exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.


      The Fund may invest in emerging market countries; such countries may have relatively unstable governments, economies based on only a few industries that are dependent upon international trade and reduced secondary market liquidity. Foreign investment in certain emerging market countries is restricted or controlled to varying degrees. In the past, securities in emerging countries have experienced greater price movement, both positive and negative, than securities of companies located in developed countries. More information about the risks and potential rewards of investing in foreign securities is contained in the Statement of Additional Information.

      o SPECIAL RISKS OF HEDGING INSTRUMENTS. The Fund may invest in certain hedging instruments, as described below. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Sub-Adviser uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

      Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. In writing a put, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price. The use of forward contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. These risks are described in greater detail in the Statement of Additional Information.

INVESTMENT TECHNIQUES AND STRATEGIES

The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that may help reduce some of the risks.

     o TEMPORARY DEFENSIVE INVESTMENTS. In times of unstable market or economic conditions, when the Sub-Adviser determines it appropriate to do so to attempt to reduce fluctuations in the value of the Fund's net assets, the Fund may assume a temporary defensive position and invest an unlimited amount of assets in U.S. Government securities and money market instruments of the type identified on page __ under "Investment Policies and Strategies." At any time that the Fund invests in such instruments for temporary defensive purposes, to the extent of such investments, it is not pursuing its investment objective.

     O WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. The Fund does not intend to make such purchases for speculative purposes. During the period between the purchase and settlement, the underlying securities are subject to market fluctuations and no interest accrues prior to delivery of the securities.

     o INVESTING IN SMALL, UNSEASONED COMPANIES. The Fund may invest up to 5% of its total assets in securities of small, unseasoned companies. These are companies that have been in operation less than three years, including the operations of any predecessors. Securities of these companies may have limited liquidity (which means that the Fund may have difficulty selling them at an acceptable price when it wants to) and the price of these securities may be volatile.

     o INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, as long as each investment does not represent more than 3% of the outstanding voting securities of the acquired investment company. These limitations do not apply in the case of investment company securities which may be purchased as part of a plan of merger, consolidation, reorganization or acquisition. Investment in other investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities, and is subject to limitations under the Investment Company Act and market availability. The Fund does not intend to invest in such investment companies unless, in the judgment of the Manager, the potential benefits of such investment justify the payment of any applicable premiums or sales charge. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own management fees and other expenses.

      o REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to generate income for liquidity purposes to meet anticipated redemptions, or pending the investment of proceeds from sales of Fund shares or settlement of purchases of portfolio investments. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less. Repurchase agreements with a maturity beyond seven days are subject to the Fund's limitations on investments in illiquid and restricted securities, discussed below.

     o ILLIQUID AND RESTRICTED SECURITIES. Under the policies and procedures established by the Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or that cannot be sold publicly until it is registered under the Securities Act of 1933.

      The Fund may not invest more than 15% of its net assets in illiquid and restricted securities, including repurchase agreements that have a maturity of longer than seven days and certain over-the-counter options. The Fund's percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to "qualified institutional buyers". The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

     o LOANS OF PORTFOLIO SECURITIES. To raise cash for liquidity purposes, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. The Fund must receive collateral for a loan. Each loan must be collateralized in accordance with applicable regulatory requirements. After any loan, the value of the securities loaned is not expected to exceed 10% of the Fund's total assets. There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan or a delay in recovery of the loaned securities.

      o WARRANTS AND RIGHTS. Warrants generally are options to purchase stock at set prices that are valid for a limited period of time. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. The Fund may invest up to 5% of its total assets in warrants and rights.

      o HEDGING. The Fund may purchase and sell certain kinds of futures contracts, put and call options, forward contracts, and options on securities, futures and broadly-based stock indices. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below. The hedging instruments the Fund may use are described below and in greater detail in "Other Investment Techniques and Strategies" in the Statement of Additional Information.

     The Fund may buy and sell options, futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, tend to increase the Fund's exposure to the securities market.

      Forward contracts are used to try to manage foreign currency risks on the Fund's foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to the Fund for liquidity purposes or to raise cash to distribute to shareholders.

      o FUTURES. The Fund may buy and sell futures contracts that relate to (1) broadly-based stock indices (these are referred to as Stock Index Futures), (2) foreign currencies (these are called Forward Contracts) and (3) commodities (these are referred to as commodity futures).


      o PUT AND CALL OPTIONS. The Fund may buy and sell exchange-traded and over-the-counter put and call options. The Fund can buy calls and puts that relate to securities, broadly-based stock indices and Stock Index Futures. A call or put may be purchased only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.


      If the Fund sells (that is, writes) a call option, it must be "covered." That means the Fund must own the security subject to the call while the call is outstanding, or, for other types of written calls, the Fund must segregate liquid assets to enable it to satisfy its obligations if the call is exercised.

The Fund may write puts on broadly-based stock indices or Stock Index Futures. If the Fund writes a put, the put must be covered by segregated liquid assets. The Fund may write covered call options or put options with respect to not more than 5% of the value of its net assets.

OTHER INVESTMENT RESTRICTIONS. The Fund has other investment restrictions that are fundamental policies. Under these fundamental policies the Fund cannot do any of the following:

      o With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer.

      o Purchase more than 10% of any class of security of any issuer (other than the U.S. Government or any of its agencies of instrumentalities), with all outstanding debt securities and all preferred stock of an issuer each being considered as one class.

      o Concentrate its investments in any particular industry, but if deemed appropriate for attaining its investment objective, the Fund may invest less than 25% of its total assets (valued at the time of investment) in any one industry classification used by the Fund for investment purposes (for this purpose, a foreign government is considered an industry).

      o Borrow money in excess of 33-1/3% of the value of the Fund's total assets; the Fund may borrow only from banks and only as a temporary measure for extraordinary or emergency purposes and will make no additional investments while such borrowings exceed 5% of the Fund's total assets. With respect to this fundamental policy, the Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.

      Unless this Prospectus states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment, and the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Other investment restrictions are listed in "Investment Restrictions" in the Statement of Additional Information.

HOW THE FUND IS MANAGED


ORGANIZATION AND HISTORY. The Fund is one of four portfolios of Oppenheimer Quest For Value Funds (the "Trust"), an open-end management investment company organized as a Massachusetts business trust in April, 1987. The Fund is a diversified investment company with an unlimited number of authorized shares of beneficial interest.

      The Trust is governed by a Board of Trustees, which is responsible under Massachusetts law for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager and the Sub-Adviser. "Trustees and Officers of the Trust" in the Statement of Additional Information names the Trustees and provides more information about them and the officers of the Trust. Although the Trust will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Trust's Declaration of Trust.


      The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. All classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share entitles a shareholder to one vote on matters submitted to the shareholders to vote on, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Only shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable. Please refer to "How the Fund is Managed" in the Statement of Additional Information for more information on the voting of shares.

THE MANAGER. The Fund is managed by the Manager, OppenheimerFunds, Inc., which supervises the Fund's investment program and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement with the Fund which states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.


      The Manager has operated as an investment adviser since 1959. The Manager (including subsidiaries) currently manages investment companies, including other Oppenheimer funds, with assets of more than $75 billion as of December 31, 1997, and with more than 3.5 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

      The management services provided to the Fund by the Manager, and the services provided by the Distributor and the Transfer Agent to shareholders, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Manager, the Distributor and the Transfer Agent have been actively working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there can be no assurance of success.


THE SUB-ADVISER. The Manager has retained the Sub-Adviser to provide day-to-day portfolio management of the Fund. Prior to November 22, 1995, the Sub-Adviser was named Quest for Value Advisors and was the investment adviser to the Fund. The Sub-Adviser is a majority owned subsidiary of Oppenheimer Capital, a registered investment advisor, whose employees perform all investment advisory services provided to the Fund by the Sub-Adviser.


      On November 4, 1997, PIMCO Advisors L.P. ("PIMCO Advisors"), a registered investment adviser with $125 billion in assets under management through various subsidiaries and affiliates, acquired control of Oppenheimer Capital and the Sub-Adviser. On November 5, 1997, a new sub- advisory agreement between the Sub-Adviser and the Manager, on terms identical to the prior sub- advisory agreement, became effective. The new sub-advisory agreement had been approved by shareholders of the Fund on May 27, 1997. On November 30, 1997, Oppenheimer Capital merged with a subsidiary of PIMCO Advisors and, as a result, Oppenheimer Capital and the Sub-Adviser became indirect wholly-owned subsidiaries of PIMCO Advisors. PIMCO Advisors has two general partners: PIMCO Partners, G.P., a California general partnership, and PIMCO Advisors Holdings L.P. (formerly Oppenheimer Capital, L.P.), an NYSE-listed Delaware limited partnership of which PIMCO Partners, G.P. is the sole general partner.


      o PORTFOLIO MANAGERS. The Fund's portfolio managers, Timothy McCormack, Timothy Curro and Gavin Albert, are employed by the Sub-Adviser and are primarily responsible for the selection of the Fund's portfolio securities. Mr. McCormack has been a portfolio manager of the Fund since May 1996, and Messrs. Curro and Albert became the portfolio managers of the Fund effective January 1, 1997. Mr. McCormack, a Vice President of Oppenheimer Capital, joined that firm in 1994; from 1993 to 1994, he was a securities analyst at U.S. Trust Company. Mr. Curro has been a Vice President of Oppenheimer Capital since November 1996. Prior thereto, he was a general partner of Value Holdings, L.P., an investment partnership, from May 1995 to November 1996, a Vice President in the equity research department at UBS Securities Inc., from June 1994 through May 1995 and from January 1991 through February 1993 and was a partner with Omega Advisors, Inc. from March 1993 to March 1994. Mr. Albert, a Vice President of Oppenheimer Capital since December 1996, joined that firm in September 1994 as a research analyst. Prior thereto he was a management consultant for EDS Energy Management in 1994 and a graduate student at the Vanderbilt University Business School from September 1992 to May 1994.

     The Sub-Adviser's  equity investment policy is overseen by George Long, who
is  Chairman,   Chief  Executive  Officer  and  Chief  Investment   Officer  for
Oppenheimer Capital. Mr. Long has been with Oppenheimer Capital since 1981.


      o FEES AND EXPENSES. Under the Investment Advisory Agreement, the Fund pays the Manager a monthly fee at the following annual rates, which decline on additional assets as the Fund grows: 1.00% of the first $400 million of average annual net assets; 0.90% of the next $400 million; and 0.85% of average annual net assets over $800 million. The Fund's management fee for its last fiscal year was 1.00% of average annual net assets for its Class A, Class B and Class C shares.

      The Fund pays expenses related to its daily operations, such as custodian fees, trustees' fees, transfer agency fees and legal and auditing costs; the Fund also reimburses the Manager for bookkeeping and accounting services performed on behalf of the Fund. These expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, they reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

      The Manager pays the Sub-Adviser an annual fee based on the average daily net assets of the Fund equal to 40% of the advisory fee collected by the Manager based on the net assets of the Fund as of November 22, 1995 (the "Base Amount") plus 30% of the investment advisory fee collected by the Manager based on the net assets of the Fund that exceed the Base Amount.

      Information about the Fund's brokerage policies and practices is set forth in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. When deciding which broker to use, the Manager and the Sub-Adviser are permitted by the Investment Advisory Agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment adviser.

THE DISTRIBUTOR. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes the shares of the other Oppenheimer funds managed by the Manager and is sub-distributor for funds managed by a subsidiary of the Manager.

THE TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT. The Fund's transfer agent and shareholder servicing agent is OppenheimerFunds Services, a division of the Manager. It also acts as the shareholder servicing agent for certain other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free number shown below in this Prospectus and on the back cover. Unified Management Corporation (1-800-346-4601) is the shareholder servicing agent for former shareholders of the AMA Family of Funds and clients of AMA Investment Advisers, L.P. who acquire shares of the Fund, and for former shareholders of the Unified Funds and Liquid Green Trusts, accounts which participated or participate in a retirement plan for which Unified Investment Advisers, Inc. or an affiliate acts as custodian or trustee and other accounts for which Unified Management Corporation is the dealer of record.

PERFORMANCE OF THE FUND

EXPLANATION OF PERFORMANCE TERMINOLOGY. The Fund uses the terms "total return" and "average annual total return" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different as a result of the different kinds of expenses each class bears. These returns measure the performance of a hypothetical account in the Fund over various periods, and do not show the performance of each shareholder's investment (which will vary if dividends are received in cash or shares are sold or additional shares are purchased). The Fund's performance information may help you see how well your investment in the Fund has done over time and to compare it to other funds or, as we have done below on pages __ and __, a market index.


      It is important to understand that the Fund's total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

      O TOTAL RETURNS. There are different types of total returns used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.


      When total returns are quoted for Class A shares, normally the current maximum initial sales charge has been deducted. When total returns are shown for Class B or Class C shares, normally the contingent deferred sales charge that applies to the period for which total return is shown has been deducted. However, total returns may also be quoted "at net asset value," without considering the effect of the sales charge, and those returns would be lower if sales charges were deducted.


HOW HAS THE FUND PERFORMED? Below is a discussion by the Manager of the Fund's performance during its last fiscal year ended October 31, 1997, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.


      OMANAGEMENT'S DISCUSSION OF PERFORMANCE. During the Fund's fiscal year ended October 31, 1997, the small-cap market did not experience the overall strong performance of the domestic stock market for larger capitalization issuers, although in the latter part of the year small-cap stocks rebounded in value. Investments by the Fund in a mental health service provider, an insurance brokerage firm and an oil and gas exploration and production company increased in value over the past fiscal year and helped the Fund perform at net asset value ahead of its benchmark, the Russell 2000 Index. During the fiscal year, the Fund continued its investment policy of seeking to preserve capital and achieve growth by purchasing shares of companies believed to be undervalued with established operating histories, strong balance sheets and cash flow, and experienced management. The Fund's portfolio holdings, allocations and strategies are subject to change.


      O COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs below show the performance of a hypothetical $10,000 investment in Class A, Class B and Class C shares of the Fund held until October 31, 1997. In the case of Class A shares, performance is measured from the commencement of operations on January 3, 1989, and in the case of Class B and Class C shares, from inception of those classes on September 1, 1993.

      The Fund's performance is compared to the performance of the Russell 2000 Index. The Russell 2000 Index is an index of the 2000 smallest securities in the Russell 3000 Index with market values ranging from $25 million to $275 million. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs below shows the effect of taxes. Moreover, index performance data does not reflect any assessment of the risk of the investments included in the index. The Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index shown.

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENT IN:
Oppenheimer Quest Small Cap Value Fund (Class A) and the Russell Index

                                    [Graph]

Average Annual Total Returns of Class A Shares of the Fund at 10/31/971

1 YEAR      5 YEARS     LIFE OF CLASS
25.09%      15.75%      14.09%



CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENT IN:
Oppenheimer Quest Small Cap Value Fund (Class B) and the Russell 2000 Index
                                    [Graph]

Average Annual Total Returns of Class B Shares of the Fund at 10/31/972

1 YEAR                  LIFE OF CLASS
27.05%                  13.32%


CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENT IN:
Oppenheimer Quest Small Cap Value Fund (Class C) and the Russell 2000 Index
                                    [Graph]

Average Annual Total Returns of Class C Shares of the Fund at 10/31/973

1 YEAR                  LIFE OF CLASS
31.05%                  13.64%



Total returns and ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for the Russell 2000 Index begins on 12/31/88 for Class A shares and 8/31/93 for Class B and Class C shares. 1The inception date of the Fund (Class A shares) was 1/3/89. Class A returns are shown net of the applicable 5.75% maximum initial sales charge. 2Class B shares of the Fund were first publicly offered on 9/1/93. Returns are shown net of the applicable 5% and 2% contingent deferred sales charges, respectively, for the one year period and the life-of-class. The ending account value for Class B shares in the graph is net of the applicable 2% contingent deferred sales charge. 3Class C shares of the Fund were first publicly offered on 9/1/93. The 1-year return is shown net of the applicable 1% contingent deferred sales charge. Past performance is not predictive of future performance. Graphs are not drawn to same scale.

ABOUT YOUR ACCOUNT

HOW TO BUY SHARES

CLASSES OF SHARES.  The Fund offers investors three different classes of shares:
Class A, Class B and Class C shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

        o CLASS A SHARES. If you buy Class A shares, you may pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge" on page ____. If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 12 months of buying them (18 months if the shares were purchased prior to May 1, 1997), you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charge rates are described in "Buying Class A Shares" below.

        o CLASS B SHARES. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them you will normally pay a contingent deferred sales charge that varies, depending on how long you have owned your shares as described in "Buying Class B Shares" below.

        o CLASS C SHARES. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1% as described in "Buying Class C Shares" below.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

        In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class, and considered the effect of the higher annual asset-based sales charge on Class B and Class C expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns and the operating expenses borne by each class of shares, and which class of shares you invest in.

        The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only ONE class of shares and not a combination of shares of different classes.

        o HOW LONG DO YOU EXPECT TO HOLD YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. The effect of the sales charge, over time, using our assumptions will generally depend on the amount invested. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on Class B or Class C shares for which no initial sales charge is paid.


        O INVESTING FOR THE SHORT-TERM. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem within 6 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.


        However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater economic impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more advantageous than Class C (as well as Class B) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C (and Class B). If investing $500,000 or more, Class A may be more advantageous as your investment horizon approaches 3 years or more.

        And for most  investors  who invest $1  million  or more,  in most cases
Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.
        O INVESTING FOR THE LONGER TERM. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.


        Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and therefore you should analyze your options carefully.


        o ARE THERE DIFFERENCES IN ACCOUNT FEATURES THAT MATTER TO YOU? Because some account features may not be available for Class B or Class C shareholders, or other features (such as Automatic Withdrawal Plans) may not be advisable (because of the effect of the contingent deferred sales charge in non-retirement accounts) for Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares is better for you. For example, share certificates are not available for Class B or Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider. Additionally, dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne solely by those classes, or higher expenses, such as the asset-based sales charges to which Class B and Class C shares are subject, as described below and in the Statement of Additional Information.

        o HOW DOES IT AFFECT PAYMENTS TO MY BROKER? A salesperson, such as a broker or any other person who is entitled to receive compensation for selling Fund shares, may receive different compensation for selling one class of shares than for selling another class. It is important that investors understand that the purpose of the contingent deferred sales charges and asset-based sales charges for Class B and Class C shares are the same as the purpose of the front-end sales charge on sales of Class A shares: that is, to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares. The Distributor may pay additional periodic compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

HOW MUCH MUST YOU INVEST? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans:

        o  With  Asset  Builder  Plans,   Automatic  Exchange  Plans,  403(b)(7)
custodial plans and military allotment plans, you can make initial and subsequent investments of as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

        o Under pension, profit-sharing and 401(k) plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

     There is no minimum investment requirement if you are buying shares by reinvesting dividends or distributions from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

        o HOW ARE SHARES PURCHASED? You can buy shares several ways: through any dealer, broker or financial institution that has a sales agreement with the Distributor, directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. The Distributor may appoint certain servicing agents as the Distributor's agent to accept purchase (and redemption) orders. WHEN YOU BUY SHARES, BE SURE TO SPECIFY CLASS A, CLASS B OR CLASS C SHARES. IF YOU DO NOT CHOOSE, YOUR INVESTMENT WILL BE MADE IN CLASS A SHARES.

        o BUYING SHARES THROUGH YOUR DEALER. Your dealer will place your order with the Distributor on your behalf.

        o BUYING SHARES THROUGH THE DISTRIBUTOR. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment first with a financial advisor, to be sure it is appropriate for you.

PAYMENT BY FEDERAL FUNDS WIRE: Shares may be purchased by Federal Funds wire. The minimum investment is $2,500. You must FIRST call the Distributor's Wire Department at 1-800-525-7041 to notify the Distributor of the wire, and receive further instructions.

        o BUYING SHARES THROUGH OPPENHEIMERFUNDS ACCOUNTLINK. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member, to transmit funds electronically to PURCHASE SHARES, to have the Transfer Agent SEND REDEMPTION PROCEEDS, or to TRANSMIT DIVIDENDS AND DISTRIBUTIONS TO YOUR BANK ACCOUNT.

        Shares are purchased for your account on AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

     o ASSET BUILDER PLANS. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Statement of Additional Information.


        O AT WHAT PRICE ARE SHARES SOLD? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver, Colorado, or the order is received and transmitted to the Distributor by an entity authorized by the Fund to accept purchase or redemption orders. The Fund has authorized the Distributor, certain broker-dealers and agents or intermediaries designated by the Distributor or those broker-dealers to accept orders. In most cases, to enable you to receive that day's offering price, the Distributor or an authorized entity must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day"). If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange on a regular business day and normally your order must be transmitted to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. THE DISTRIBUTOR, IN ITS SOLE DISCRETION, MAY REJECT ANY PURCHASE ORDER FOR THE FUND'S SHARES.


SPECIAL SALES CHARGE ARRANGEMENTS FOR CERTAIN PERSONS. Appendix A to this Prospectus sets forth conditions for the waiver of, or exemption from, sales charges or the special sales charge rates that apply to shareholders of one of the Former Quest for Value Funds (as defined in that Appendix), including the Fund.

BUYING CLASS A SHARES. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:

                              FRONT-END SALES CHARGE         COMMISSION
                                AS A PERCENTAGE OF           AS PERCENTAGE
                              OFFERING        AMOUNT         OF OFFERING
AMOUNT OF PURCHASE            PRICE           INVESTED       PRICE
--------------------------------------------------------------------------------
Less than $25,000             5.75%           6.10%          4.75%
--------------------------------------------------------------------------------
$25,000 or more but
less than $50,000             5.50%           5.82%          4.75%
--------------------------------------------------------------------------------
$50,000 or more but
less than $100,000            4.75%           4.99%          4.00%
--------------------------------------------------------------------------------
$100,000 or more but
less than $250,000            3.75%           3.90%          3.00%
--------------------------------------------------------------------------------
$250,000 or more but
less than $500,000            2.50%           2.56%          2.00%
--------------------------------------------------------------------------------
$500,000 or more but
less than $1 million          2.00%           2.04%          1.60%

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

      o CLASS A CONTINGENT DEFERRED SALES CHARGE. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds in the following cases:

      o Purchases by a retirement plan qualified under section 401(a) of the Internal Revenue Code if the retirement plan has total plan assets of $500,000 or more.

      o Purchases aggregating $1 million or more.

      o Purchases by a retirement plan qualified under sections 401(a) or 401(k) of the Internal Revenue Code, by a non-qualified deferred compensation plan, employee benefit plan, group retirement plan (see "How to Buy Shares - Retirement Plans" in the Statement of Additional Information for further details), an employee's 403(b)(7) custodial plan account, SEP IRA, SARSEP, or SIMPLE plan (all of these plans are collectively referred to as "Retirement Plans"); that: (1) buys shares costing $500,000 or more or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more.

      o Purchases by an OppenheimerFunds  Rollover IRA if the purchases are made
(1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for these purchases, or (2) by a direct rollover of a distribution from a qualified retirement plan if the administrator of that plan has made special arrangements with the Distributor for those purchases.

      The Distributor pays dealers of record commissions on those purchases in an amount equal to (i) 1.0% for non-Retirement Plan accounts, and (ii) for Retirement Plan accounts, 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million, and calculated on a calendar year basis. That commission will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer commission. No sales commission will be paid to the dealer, broker or financial institution on sales of Class A shares purchased with the redemption proceeds of shares of a mutual fund offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor if the purchase occurs more than 30 days after the addition of the Oppenheimer funds as an investment option to the Retirement Plan.

      If you redeem any of those shares purchased prior to May 1, 1997 within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") will be deducted from the redemption proceeds. A Class A contingent deferred sales charge may be deducted from the redemption proceeds of any of those shares purchased on or after May 1, 1997 that are redeemed within 12 months of the end of the calendar month of their purchase. That sales charge may be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original offering price (which is the original net asset value) of the redeemed shares. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.

      In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

      No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's exchange privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the contingent deferred sales charge will apply.

      o SPECIAL ARRANGEMENTS WITH DEALERS. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset
Builder Plans for their clients.

REDUCED SALES CHARGES FOR CLASS A SHARE PURCHASES. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

      o RIGHT OF ACCUMULATION. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

      Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also count Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Transfer Agent. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

      o LETTER OF INTENT. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

      o WAIVERS OF CLASS A SALES CHARGES. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information. In order to receive a waiver of the Class A contingent deferred sales charge, you must notify the Transfer Agent as to which conditions apply.

      WAIVERS OF INITIAL AND CONTINGENT DEFERRED SALES CHARGES FOR CERTAIN PURCHASERS. Class A shares purchased by the following investors are not subject to any Class A sales charges:

      o the Manager or its affiliates;

      o present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;

      o registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

      o dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;

      o employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);

      o dealers, brokers, banks or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker or adviser for the purchase or sale of Fund shares);


      o (1) investment advisers and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients, (2) Retirement Plans and deferred compensation plans and trusts used to fund those Plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases; and (3) clients of investment advisers or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment adviser or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares);


      o directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;

      o employee benefit plans purchasing shares through a shareholder servicing agent which the Distributor has appointed as agent to accept those purchase orders;

      o accounts for which Oppenheimer Capital is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts;

      o any unit investment trust that has entered into an appropriate agreement with the Distributor;


      o a TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995; or


      o qualified retirement plans that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, provided that such arrangements are consummated and share purchases commenced by December 31, 1996.

      WAIVERS OF INITIAL AND CONTINGENT DEFERRED SALES CHARGES IN CERTAIN TRANSACTIONS. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

      o shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;

      o shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor;

      o shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the
Distributor;

      o shares purchased and paid for with the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver; or

      o shares purchased with the proceeds of maturing principal of units of any Qualified Unit Investment Liquid Trust Series.

      WAIVERS OF THE CLASS A CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

      o to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;

      o involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below);

      o if, at the time of purchase of shares (prior to May 1, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase);


      o if, at the time of purchase of shares (if purchased during the period May 1, 1997 through December 31, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/12th of the commission per month (and no further commission will be payable if the shares are redeemed within 12 months of purchase);


      o for distributions from a TRAC-2000 401(k) plan sponsored by the Distributor due to the termination of the TRAC-2000 program;

      o for distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) to return excess contributions; (3) to return contributions made due to a mistake of fact; (4) hardship withdrawals, as defined in the plan; (5) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (6) to meet the minimum distribution requirements of the Internal Revenue Code; (7) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code;
(8) for retirement distributions or loans to participants or beneficiaries; (9) separation from service; (10) participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or its subsidiaries) offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor; or (11) plan termination or "in-service distributions", if the redemption proceeds are rolled over directly to an OppenheimerFunds IRA;

      o for distributions from Retirement Plans having 500 or more eligible participants, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan; and

      o for distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

      o DISTRIBUTION AND SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Distribution and Service Plan for Class A shares to compensate the Distributor for its services in connection with the distribution of shares and the personal service and maintenance of shareholder accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to the Distributor at an annual rate of 0.25% of the average annual net assets of the class. The Fund also pays a service fee to the Distributor of 0.25% of the average annual net assets of the class. The Distributor uses all of the service fee and a portion of the asset-based sales charge (equal to 0.15% annually for Class A shares purchased prior to September 1, 1993 and 0.10% annually for Class A shares purchased on or after September 1, 1993) to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. The Distributor retains the balance of the asset-based sales charge to compensate itself for its other expenditures under the Plan.

      Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

BUYING CLASS B SHARES. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

     To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions and (2) shares held the longest during the 6-year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B and Class C Sales Charges" below. Class B shares held for a period greater than 6 years automatically convert to Class A shares.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

YEARS SINCE                   CONTINGENT DEFERRED SALES CHARGE
BEGINNING OF MONTH IN WHICH   ON REDEMPTIONS IN THAT YEAR
PURCHASE ORDER WAS ACCEPTED   (AS % OF AMOUNT SUBJECT TO CHARGE)
----------------------------------------------------------------
0 - 1                         5.0%
----------------------------------------------------------------
1 - 2                         4.0%
----------------------------------------------------------------
2 - 3                         3.0%
----------------------------------------------------------------
3 - 4                         3.0%
----------------------------------------------------------------
4 - 5                         2.0%
----------------------------------------------------------------
5 - 6                         1.0%
----------------------------------------------------------------
6 and following               None

In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

     o AUTOMATIC CONVERSION OF CLASS B SHARES. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.


BUYING CLASS C SHARES. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

      To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12- month period.

      o DISTRIBUTION AND SERVICE PLANS FOR CLASS B AND CLASS C SHARES. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each Plan.

      Under each Plan, both fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The asset-based sales charge and service fees increase Class B and Class C expenses by up to 1.00% of the net assets per year of the respective class.


      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. Those services are similar to those provided under the Class A Distribution and Service Plan, described above. The Distributor pays the 0.25% service fees to dealers in advance for the first year after Class B or Class C shares have been sold by the dealer and retains the service fee paid by the Fund in that year. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.


      The asset-based sales charge allows investors to buy Class B or Class C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B and Class C shares. Those payments are at a fixed rate that is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees and other costs of distributing and selling Class B and Class C shares.

      The Distributor currently pays sales commissions of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge. The Distributor may pay the Class B service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.

      The Distributor currently pays sales commissions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is 1.00% of the purchase price. The Distributor retains the asset-based sales charge during the first year Class C shares are outstanding to recoup sales commissions it has paid, the advances of service fee payments it has made, and its financing costs and other expenses. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more. The Distributor may pay the Class C service fee and asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.


      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plans for Class B and Class C shares. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the service fee and/or asset-based sales charge to the Distributor for distributing Class B or Class C shares, as appropriate, before the Plan was terminated. At October 31, 1997, the end of the Class B Plan year, the Distributor had incurred unreimbursed expenses in connection with sales of Class B shares of $1,086,533 (equal to 1.36% of the Fund's net assets represented by Class B shares on that date). At October 31, 1997, the end of the Class C Plan year, the Distributor had incurred unreimbursed expenses in connection with sales of Class C shares of $148,557 (equal to 0.61% of the Fund's net assets represented by Class C shares on that date).


      o WAIVERS OF CLASS B AND CLASS C SALES CHARGES. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class C shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information. In order to receive a waiver of the Class B or Class C contingent deferred sales charge, you must notify the Transfer Agent as to which conditions apply.

      WAIVERS FOR REDEMPTIONS IN CERTAIN CASES. The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases:


      o distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must have occurred after the account was established);


      o redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder including a trustee of a "grantor" trust or revocable living trust for which the trustee is also the sole beneficiary (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);

      o returns of excess contributions to Retirement Plans;

      o distributions from retirement plans to make "substantially equal periodic payments" as permitted in Section 72(t) of the Internal Revenue Code, provided the distributions do not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request);

      o shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," below; or

      o distributions from OppenheimerFunds prototype 401(k) plans and from certain Massachusetts Mutual Life Insurance Company prototype 401(k) Plans: (1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (3) to meet minimum distribution requirements as defined in the Internal Revenue Code; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; (5) for separation from service; or (6) for loans to participants.

      WAIVERS FOR SHARES SOLD OR ISSUED IN CERTAIN TRANSACTIONS. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

      o shares sold to the Manager or its affiliates;
      o shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

      o shares issued in plans of reorganization to which the Fund is a party; or

      o distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

SPECIAL INVESTOR SERVICES

ACCOUNTLINK. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please call the Transfer Agent for more information.

      AccountLink privileges should be requested on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

      o USING ACCOUNTLINK TO BUY SHARES. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

      o PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number:
1-800-533-3310.

      o PURCHASING  SHARES. You may purchase shares in amounts up to $100,000 by
phone,  by  calling  1-800-533-3310.   You  must  have  established  AccountLink
privileges to link your bank account with the Fund, to pay for these purchases.

      o EXCHANGING SHARES. With the OppenheimerFunds exchange privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number.
 Please refer to "How to Exchange Shares," below, for details.

      o SELLING SHARES. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account.
Please refer to "How to Sell Shares," below, for details.

SHAREHOLDER TRANSACTIONS BY FAX. Requests for certain account transactions may be sent to the Transfer Agent by fax (telecopier). Please call 1-800-525-7048 for information about which transactions are included. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.


OPPENHEIMERFUNDS INTERNET WEB SITE. Information about the Fund, including your account balance, daily share prices, market and Fund portfolio information, may be obtained by visiting the OppenheimerFunds Internet Web Site, at the following Internet address: http://www.oppenheimerfunds.com. In 1998, the Transfer Agent anticipates offering certain account transactions through the Internet Web Site. To find out more information about those transactions and procedures, please visit the Web Site.


AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer funds account on a regular basis:

      o AUTOMATIC WITHDRAWAL PLANS. If your Fund account is worth $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Statement of Additional Information for more details.

      o AUTOMATIC EXCHANGE PLANS. You can authorize the Transfer Agent to exchange an amount you establish in advance automatically for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each other Oppenheimer funds account is $25. These exchanges are subject to the terms of the exchange privilege, described below.

REINVESTMENT PRIVILEGE. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

RETIREMENT PLANS. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

      o INDIVIDUAL RETIREMENT ACCOUNTS including rollover IRAs, for individuals and their spouses and SIMPLE IRAs offered by employers
      o 403(B)(7) CUSTODIAL PLANS for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations

      o SEP-IRAS (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SAR/SEP IRAs

      o PENSION AND PROFIT-SHARING PLANS for self-employed persons and other employers

      o 401(K) PROTOTYPE RETIREMENT PLANS for businesses

      Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

HOW TO SELL SHARES

      You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. IF YOU HAVE QUESTIONS ABOUT ANY OF THESE PROCEDURES, AND ESPECIALLY IF YOU ARE REDEEMING SHARES IN A SPECIAL SITUATION, SUCH AS DUE TO THE DEATH OF THE OWNER, OR FROM A RETIREMENT PLAN, PLEASE CALL THE TRANSFER AGENT FIRST, AT 1-800-525- 7048, FOR ASSISTANCE.

      o   RETIREMENT   ACCOUNTS.   To  sell  shares  in  an   OppenheimerFunds
retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

      o CERTAIN REQUESTS REQUIRE A SIGNATURE GUARANTEE. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

      o You wish to redeem more than $50,000 worth of shares and receive a check
      o The redemption check is not payable to all shareholders listed on the account statement
      o The redemption check is not sent to the address of record on your account statement
      o Shares are being transferred to a Fund account with a different owner or name
      o Shares are redeemed by someone other than the owners (such as an Executor)

     o WHERE CAN I HAVE MY SIGNATURE GUARANTEED? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. IF YOU ARE SIGNING AS A FIDUCIARY OR ON BEHALF OF A CORPORATION, PARTNERSHIP OR OTHER BUSINESS, YOU MUST ALSO INCLUDE YOUR TITLE IN THE SIGNATURE.

SELLING SHARES BY MAIL.  Write a "letter of instructions" that includes:

      o Your name
      o The Fund's name
      o Your Fund account number (from your account statement) o The dollar amount or number of shares to be redeemed o Any special payment instructions o Any share certificates for the shares you are selling o The signatures of all registered owners exactly as the account is registered, and
      o Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

USE THE FOLLOWING ADDRESS FOR    SEND COURIER OR EXPRESS MAIL
REQUEST BY MAIL:                 REQUESTS TO:
OppenheimerFunds Service         OppenheimerFunds Services
P.O. Box 5270                    10200 E. Girard Ave., Building D
Denver, Colorado 80217           Denver, Colorado 80231

SELLING SHARES BY TELEPHONE. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. SHARES HELD IN AN OPPENHEIMERFUNDS RETIREMENT PLAN OR UNDER A SHARE CERTIFICATE MAY NOT BE REDEEMED BY TELEPHONE.

      o To redeem shares through a service representative, call 1-800-852-8457 o To redeem shares automatically on PhoneLink, call 1-800-533-3310

      Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

      o TELEPHONE REDEMPTIONS PAID BY CHECK. Up to $50,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

      o TELEPHONE REDEMPTIONS THROUGH ACCOUNTLINK OR BY WIRE. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

     Shareholders may also have the Transfer Agent send redemption proceeds of $2,500 or more by Federal Funds wire to a designated commercial bank account. The bank must be a member of the Federal Reserve wire system. There is a $10 fee for each Federal Funds wire. To place a wire redemption request, call the Transfer Agent at 1-800-852-8457. The wire will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire. To establish wire redemption privileges on an account that is already established, please contact the Transfer Agent for instructions.

     SELLING SHARES THROUGH YOUR DEALER. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please call your dealer for more information about this procedure. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

HOW TO EXCHANGE SHARES

      Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

      o Shares of the fund selected for exchange must be available for sale in your state of residence
      o The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege
      o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day
      o You must meet the minimum purchase requirements for the fund you purchase by exchange
      o  BEFORE  EXCHANGING  INTO A FUND,  YOU  SHOULD  OBTAIN  AND  READ  ITS
PROSPECTUS

     SHARES OF A PARTICULAR CLASS OF THE FUND MAY BE EXCHANGED ONLY FOR SHARES OF THE SAME CLASS IN THE OTHER OPPENHEIMER FUNDS. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares, which are considered to be Class A shares for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

      Exchanges may be requested in writing or by telephone:

      o  WRITTEN  EXCHANGE  REQUESTS.   Submit  an  OppenheimerFunds  Exchange
Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell Shares."

      o TELEPHONE EXCHANGE REQUESTS. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

      You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. That list can change from time to time.

      There are certain exchange policies you should be aware of:

      o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to 7 days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the sale of portfolio securities at a time or price disadvantageous to the Fund.

      o Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

      o The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

      o For tax purposes, exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. For more information about the taxes affecting exchanges, please refer to "How to Exchange Shares" in the Statement of Additional Information.

      o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

SHAREHOLDER ACCOUNT RULES AND POLICIES

      o NET ASSET VALUE PER SHARE is determined for each class of shares as of the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days, on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

      o THE OFFERING OF SHARES may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

      o TELEPHONE TRANSACTION PRIVILEGES for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time.
If an account has more than one owner,
the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

      o THE  TRANSFER  AGENT WILL  RECORD  ANY  TELEPHONE  CALLS to verify  data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

      o REDEMPTION OR TRANSFER REQUESTS WILL NOT BE HONORED UNTIL THE TRANSFER AGENT RECEIVES ALL REQUIRED DOCUMENTS IN PROPER FORM. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

      o DEALERS THAT CAN PERFORM ACCOUNT TRANSACTIONS FOR THEIR CLIENTS BY PARTICIPATING IN NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

      o THE REDEMPTION PRICE FOR SHARES WILL VARY from day to day because the value of the securities in the Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

      o PAYMENT FOR REDEEMED SHARES is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. THE TRANSFER AGENT MAY DELAY FORWARDING A CHECK OR PROCESSING A PAYMENT VIA ACCOUNTLINK FOR RECENTLY PURCHASED SHARES, BUT ONLY UNTIL THE PURCHASE PAYMENT HAS CLEARED. THAT DELAY MAY BE AS MUCH AS 10 DAYS FROM THE DATE THE SHARES WERE PURCHASED. THAT DELAY MAY BE AVOIDED IF YOU PURCHASE SHARES BY FEDERAL FUNDS WIRE, CERTIFIED CHECK OR ARRANGE TO HAVE YOUR BANK PROVIDE TELEPHONE OR WRITTEN ASSURANCE TO THE TRANSFER AGENT THAT YOUR PURCHASE PAYMENT HAS CLEARED.

      o INVOLUNTARY REDEMPTIONS OF SMALL ACCOUNTS may be made by the Fund if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

      o UNDER UNUSUAL CIRCUMSTANCES, shares of the Fund may be redeemed "in kind", which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.

      o "BACKUP WITHHOLDING" of Federal income tax may be applied at the rate of 31% from taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a correct and properly certified Social Security or Employer Identification Number when you sign your application, or if you underreport your income to the Internal Revenue Service.


      o THE FUND DOES NOT CHARGE A REDEMPTION FEE, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How to Buy Shares," you may be subject to a contingent deferred sales charge when redeeming certain Class A, Class B and Class C shares.


      o TO AVOID SENDING DUPLICATE COPIES OF MATERIALS TO HOUSEHOLDS, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525- 7048 to ask that copies of those materials be sent personally to that shareholder.

DIVIDENDS, CAPITAL GAINS AND TAXES

DIVIDENDS. The Fund declares dividends separately for Class A, Class B and Class C shares from net investment income on an annual basis and normally pays those dividends to shareholders following the end of its fiscal year, which is October
31. Dividends paid on Class A shares generally are expected to be higher than for Class B and Class C shares because expenses allocable to Class B and Class C shares will generally be higher than for Class A shares. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any gains.

CAPITAL GAINS. The Fund may make distributions annually in December out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. Short-term capital gains are treated as dividends for tax purposes. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year. There can be no assurances that the Fund will pay any capital gains distributions in a particular year.

DISTRIBUTION   OPTIONS.   When  you  open  your   account,   specify  on  your
application how you want to receive your distributions. For OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

      o REINVEST ALL DISTRIBUTIONS IN THE FUND. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.

      o REINVEST LONG-TERM CAPITAL GAINS ONLY. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.

      o RECEIVE ALL DISTRIBUTIONS IN CASH. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.

     o REINVEST YOUR DISTRIBUTIONS IN ANOTHER OPPENHEIMER FUND ACCOUNT. You can reinvest all distributions in the same class of shares of another Oppenheimer fund account you have established.

TAXES. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year. So that the Fund will not have to pay taxes on the amounts it distributes to shareholders as dividends and capital gains, the Fund intends to manage its investments so that it will qualify as a "regulated investment company" under the Internal Revenue Code, although it reserves the right not to qualify in a particular year.

      o "BUYING A DIVIDEND". If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

      o TAXES ON TRANSACTIONS. Share redemptions, including redemptions for exchanges, are subject to capital gains tax. Generally speaking a capital gain or loss is the difference between the price you paid for the shares and the price you receive when you sell them.

      o RETURNS OF CAPITAL. In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

      This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

                                  APPENDIX A
            SPECIAL SALES CHARGE ARRANGEMENTS FOR SHAREHOLDERS OF
                       THE FORMER QUEST FOR VALUE FUNDS


     The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares of the Fund described elsewhere in this Prospectus are modified as described below for those shareholders of (i) Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Growth & Income Value Fund, Oppenheimer Quest Opportunity Value Fund, Oppenheimer Quest Small Cap Value Fund and Oppenheimer Quest Global Value Fund, Inc. on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those funds, and
(ii) Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Value Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for Value National Tax-Exempt Fund and Quest for Value California Tax-Exempt Fund when those funds merged into various Oppenheimer funds on November 24, 1995. The funds listed above are referred to in this Prospectus as the "Former Quest for Value Funds."

CLASS A SALES CHARGES


o  REDUCED  CLASS A  INITIAL  SALES  CHARGE  RATES FOR  CERTAIN  FORMER  QUEST
SHAREHOLDERS

o PURCHASES BY GROUPS, ASSOCIATIONS AND CERTAIN QUALIFIED RETIREMENT PLANS. The following table sets forth the initial sales charge rates for Class A shares purchased by a "Qualified Retirement Plan" through a single broker, dealer or financial institution, or by members of "Associations" formed for any purpose other than the purchase of securities if that Qualified Retirement Plan or that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995. For this purpose only, a "Qualified Retirement Plan" includes any 401(k) plan, 403(b) plan, and SEP/IRA or IRA plan for employees of a single employer.

                              FRONT-END         FRONT-END
                              SALES             SALES       COMMISSION
                              CHARGE            CHARGE      AS
                              AS A              AS A        PERCENTAGE
NUMBER OF                     PERCENTAGE  PERCENTAGE        OF
ELIGIBLE EMPLOYEES            OF OFFERING OF AMOUNT         OFFERING
OR MEMBERS                    PRICE       INVESTED          PRICE
--------------------------------------------------------------------------
9 or fewer                    2.50%       2.56%             2.00%
--------------------------------------------------------------------------
At least 10 but not
 more than 49                 2.00%       2.04%             1.60%


      For purchases by Qualified Retirement plans and Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described on pages __ to __ of this Prospectus.

      Purchases made under this arrangement qualify for the lower of the sales charge rate in the table based on the number of eligible employees in a Qualified Retirement Plan or members of an Association or the sales charge rate that applies under the Rights of Accumulation described above in the Prospectus. In addition, purchases by 401(k) plans that are Qualified Retirement Plans qualify for the waiver of the Class A initial sales charge if they qualified to purchase shares of any of the Former Quest For Value Funds by virtue of projected contributions or investments of $1 million or more each year. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations, or as eligible employees in Qualified Retirement Plans also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Fund's Distributor.

O  WAIVER OF CLASS A SALES CHARGES FOR CERTAIN SHAREHOLDERS

Class A shares of the Fund purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

      o Shareholders of the Fund who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

      o Shareholders of the Fund who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.


      o Shareholders of the Fund that have continually owned shares of the Fund prior to November 1, 1988.


O WAIVER OF CLASS A CONTINGENT  DEFERRED SALES CHARGE IN CERTAIN  TRANSACTIONS


The Class A contingent deferred sales charge will not apply to redemptions of Class A shares of the Fund purchased by the following investors who were shareholders of any Former Quest for Value
Fund:

      o Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

      o Participants in Qualified Retirement Plans that purchased shares of any of the Former Quest For Value Funds pursuant to a special "strategic alliance" with the distributor of those funds. The Fund's Distributor will pay a commission to the dealer for purchases of Fund shares as described above in "Class A Contingent Deferred Sales Charge."

CLASS A, CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGE WAIVERS

O  WAIVERS FOR REDEMPTIONS OF SHARES PURCHASED PRIOR TO MARCH 6, 1995

In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of the Fund if those shares were purchased prior to March 6, 1995: in connection with (i) distributions to participants or beneficiaries of plans qualified under Section 401(a) of the Internal Revenue Code or from custodial accounts under Section 403(b)(7) of the Code, Individual Retirement Accounts, deferred compensation plans under Section 457 of the Code, and other employee benefit plans, and returns of excess contributions made to each type of plan, (ii) withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and (iii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

O WAIVERS FOR REDEMPTIONS OF SHARES PURCHASED ON OR AFTER MARCH 6, 1995 BUT PRIOR TO NOVEMBER 24, 1995.

In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of the Fund if those shares were purchased on or after March 6, 1995, but prior to November 24, 1995: (1) distributions to participants or beneficiaries from Individual Retirement Accounts under Section 408(a) of the Internal Revenue Code or retirement plans under Section 401(a), 401(k), 403(b) and 457 of the Code, if those distributions are made either (a) to an individual participant as a result of separation from service or (b) following the death or disability (as defined in the Code) of the participant or beneficiary; (2) returns of excess contributions to such retirement plans; (3) redemptions other than from retirement plans following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (4) withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and (5) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Fund described in this section if within 90 days after that redemption, the proceeds are invested in the same Class of shares in this Fund or another Oppenheimer fund.

                          SCHEDULE TO PROSPECTUS OF
                    OPPENHEIMER QUEST SMALL CAP VALUE FUND

      Graphic material included in Prospectus of Oppenheimer Quest Small Cap Value Fund: "Comparison of Total Return of Oppenheimer Quest Small Cap Value Fund with the Russell 2000 Index - Change in Value of $10,000 Hypothetical Investments in Class A, Class B and Class C Shares of Oppenheimer Quest Small Cap Value Fund and the Russell 2000 Index."

      Linear graphs will be included in the Prospectus of Oppenheimer Quest Small Cap Value Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in the Fund. In the case of the Fund's Class A shares, that graph will cover the period from inception (1/1/89) through 10/31/97, and in the case of the Fund's Class B and Class C shares, will cover the period from the inception of the class (September 2, 1993) through 10/31/97. The graph will compare such values with hypothetical $10,000 investments over the time periods indicated below in the Russell 2000 Index. Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including a description of the and Russell 2000 Index, is set forth in the Prospectus under "Performance of the Fund - Comparing the Fund's Performance to the Market."

                        Oppenheimer
Fiscal                  Quest Small Cap         Russell
Period Ended            Fund A                  2000 Index
------------            ---------------         ----------

01/03/89                $ 9,425                 $10,000(1)
10/31/89                $10,283                 $11,505
10/31/90                $ 8,398                 $ 8,365
10/31/91                $13,018                 $13,267
10/31/92                $14,528                 $14,525
10/31/93                $18,917                 $19,232
10/31/94                $18,925                 $19,173
10/31/95                $20,593                 $22,686
10/31/96                $24,128                 $26,466
10/31/97                $32,022                 $34,223


                        Oppenheimer
Fiscal                  Quest Small Cap         Russell
Period Ended            Fund B                  2000 Index
------------            ---------------         ----------

09/01/93                $10,000                 $10,000(2)
10/31/93                $10,273                 $10,547
10/31/94                $10,233                 $10,515
10/31/95                $11,069                 $12,441
10/31/96                $12,604                 $14,514
10/31/97                $16,840                 $18,757


                        Oppenheimer
Fiscal                  Quest Small Cap         Russell
Period Ended            Fund C                  2000 Index
-------------           --------------          ----------

09/01/93                $10,000                 $10,000(2)
10/31/93                $10,279                 $10,547
10/31/94                $10,227                 $10,515
10/31/95                $11,069                 $12,441
10/31/96                $12,901                 $14,514
10/31/97                $17,037                 $18,757

---------------------
(1) Performance information for the Russell 2000 Index begins on 12/31/88 for Class A shares (2) Performance information for the Russell 2000 Index begins on 8/31/93 for
Class B and Class C shares.

OPPENHEIMER QUEST SMALL CAP VALUE FUND
Two World Trade Center
New York, New York 10048-0203
1-800-525-7048

INVESTMENT ADVISER
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

SUB-ADVISER
OpCap Advisors
One World Financial Center
New York, New York 10281

DISTRIBUTOR
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

TRANSFER AGENT
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048


OPPENHEIMERFUNDS INTERNET WEB SITE:
http://www.oppenheimerfunds.com


CUSTODIAN OF PORTFOLIO SECURITIES
State Street Bank and Trust Company
P.O. Box 8505
Boston, Massachusetts 02266-8505

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
950 Seventeenth Street
Denver, Colorado 80202

LEGAL COUNSEL
Gordon Altman Butowsky Weitzen Shalov & Wein
114 West 47th Street
New York, New York 10036


NO DEALER, BROKER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION, AND IF GIVEN OR MADE, SUCH INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, OPPENHEIMERFUNDS, INC., OPPENHEIMERFUNDS DISTRIBUTOR, INC. OR ANY AFFILIATE THEREOF. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE. PR0251.001 0298 Printed on recycled paper prosp\251psp.#3

OPPENHEIMER QUEST SMALL CAP VALUE FUND

Two World Trade Center, New York, New York 10048
1-800-525-7048

STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 26, 1998



This Statement of Additional Information of Oppenheimer Quest Small Cap Value Fund is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated January 26, 1998. It should be read together with the Prospectus, which may be obtained upon written request to the Fund's Transfer Agent, OppenheimerFunds Services at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above.


CONTENTS
                                                                            PAGE

ABOUT THE FUND
Investment Objective and Policies......................................
    Investment Policies and Strategies.................................
    Other Investment Techniques and Strategies.........................
    Other Investment Restrictions......................................
How the Fund is Managed ...............................................
    Organization and History...........................................
    Trustees and Officers of the Trust.................................
    The Manager and Its Affiliates.....................................
Brokerage Policies of the Fund.........................................
Performance of the Fund................................................
Distribution and Service Plans.........................................
ABOUT YOUR ACCOUNT
How To Buy Shares..................................................
How To Sell Shares....................................................
How To Exchange Shares................................................
Dividends, Capital Gains and Taxes....................................
Additional Information About the Fund.................................
FINANCIAL INFORMATION ABOUT THE FUND
Report of Independent Accountants......................................
Financial Statements...................................................
APPENDIX A: Description of Ratings..................................... A-1
APPENDIX B: Corporate Industry Classifications......................... B-1

ABOUT THE FUND

INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT POLICIES AND STRATEGIES. The investment objective and policies of the Fund are described in the Prospectus. The Fund is one of four portfolios of Oppenheimer Quest For Value Funds (the "Trust"). Set forth below is supplemental information about those policies and the types of securities in which the Fund may invest, as well as the strategies the Fund may use to try to achieve its objective. Capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectus.

     O FOREIGN SECURITIES. As noted in the Prospectus the Fund may invest in securities (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities (described below) and foreign governments or their agencies or instrumentalities, and in securities issued by U.S. corporations denominated in non-U.S. currencies. All such securities are considered "foreign securities."

      Investing in foreign securities offers the Fund potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. If the Fund's portfolio securities are held abroad, the countries in which such securities may be held and the sub-custodians or depositories holding them must be approved by the Trust's Board of Trustees to the extent that approval is required under applicable rules of the Securities and Exchange Commission (the "SEC"). In buying foreign securities, the Fund may convert U.S. dollars into foreign currency but only to effect securities transactions on foreign securities exchanges and not to hold such foreign currency as an investment.

     o RISKS OF FOREIGN INVESTING. Investing in foreign securities involves special additional risks and considerations not typically associated with investing in securities of issuers traded in the U.S. These include: reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits and obtaining judgments in foreign courts; higher brokerage commission rates than in the U.S.; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; possibilities in some countries of expropriation or nationalization of assets, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and unfavorable differences between the U.S. economy and foreign economies. In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

      o EMERGING MARKET COUNTRIES. The Fund may invest in emerging market countries. Certain developing countries may have relatively unstable governments, economies based on only a few industries that are dependent upon international trade, and reduced secondary market liquidity. Foreign investment in certain emerging market countries is restricted or controlled in varying degrees. In the past, securities in these countries have experienced greater price movement, both positive and negative, than securities of companies located in developed countries. Lower-rated high-yielding emerging market securities may be considered to have speculative elements.

      O U.S. GOVERNMENT OBLIGATIONS. Obligations of U.S. Government agencies or instrumentalities (including mortgage-backed securities) may or may not be guaranteed or supported by the "full faith and credit" of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others, by discretionary authority of the U.S. Government to purchase the agencies' obligations; while others are supported only by the credit of the instrumentality. All U.S. Treasury obligations are backed by the full faith and credit of the United States. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. The Fund will invest in U.S. Government securities of such agencies and instrumentalities only when the Manager is satisfied that the credit risk with respect to such instrumentality is minimal.

      |X| MONEY MARKET SECURITIES. As stated in the Prospectus, the Fund typically invests a part of its assets in money market securities, and may invest up to 100% of its total assets in money market securities for temporary defensive purposes. Money market securities in which the Fund may invest include the following:

      o TIME DEPOSITS AND VARIABLE RATE NOTES. The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties. However, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the 10% limit on illiquid investments set forth in the Prospectus for the Fund.

      The commercial paper obligations which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus for each Fund, there is no limitation on the type of issuer from whom these notes will be purchased. However, in connection with such purchase and on an ongoing basis, OpCap Advisors (the "Sub-Adviser") will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. The Fund will not invest more than 5% of its total assets in variable rate notes. Variable rate notes are subject to the Fund's investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

      o INSURED BANK OBLIGATIONS. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $100,000. The Fund may, within the limits set forth in the Prospectus, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank. If the principal amount and accrued interest together exceed $100,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees deter mines that a readily available market exists for such obligations, the Fund will treat such obligations as subject to the 10% limit for illiquid investments set forth in the Prospectus for the Fund unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

     o CONVERTIBLE SECURITIES. The Fund may invest in fixed-income securities which are convertible into common stock. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

      To the extent that a convertible security's "investment value" is greater than its "conversion value," its price will be primarily a reflection of such "investment value" and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. The credit standing of the issuer and other factors may also have an effect on the convertible security's value. If the "conversion value" exceeds the investment value, the price of the convertible security will rise above its "investment value" and, in addition, will sell at some premium over its "conversion value." This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege. At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their "investment values" and/or their "conversion values" in keeping with the Fund's objectives.

     o LOWER-GRADE SECURITIES. The Fund may invest up to 5% of its total assets in lower-grade securities. Lower-grade securities (commonly known as "junk bonds") are rated less than "BBB" by Standard & Poor's Corporation, or less than "Baa" by Moody's Investors Service, Inc., or have a comparable rating from another rating organization. If unrated, the security is determined by the Sub-Adviser to be of comparable quality to securities rated less than investment grade.

     o SPECIAL RISKS OF LOWER-GRADE SECURITIES. High yield, lower-grade securities, whether rated or unrated, often have speculative characteristics. Lower-grade securities have special risks that make them riskier investments than investment grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, investment-grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency.

      These risks mean that the Fund may not achieve the expected income from lower-grade securities, and that the Fund's net asset value per share may be affected by declines in value of these securities. However, the Fund's limitations on investments in these types of securities may reduce some of the risk, as will the Fund's policy of diversifying its investments.

     O RIGHTS AND WARRANTS. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

OTHER INVESTMENT TECHNIQUES AND STRATEGIES.

     o WHEN-ISSUED SECURITIES. The Fund may take advantage of offerings of eligible portfolio securities on a "when-issued" basis where delivery of and payment for such securities takes place sometime after the transaction date on terms established on such date. Normally, settlement on U.S. Government securities takes place within ten days. The Fund only will make when-issued commitments on eligible securities with the intention of actually acquiring the securities. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued commitments will not be made if, as a result, more than 15% of the net assets of the Fund would be so committed.

      o REPURCHASE AGREEMENTS. The Fund may acquire securities subject to repurchase agreements for liquidity purposes to meet anticipated redemptions, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of purchases of portfolio securities.

      In a repurchase transaction, the Fund purchases a security from, and simultaneously resells it to, an approved vendor ( a U.S. commercial bank or the U.S. branch of a foreign bank having total domestic assets of at least $1 billion or a broker-dealer with a net worth of at least $50 million and which has been designated a primary dealer in government securities, that must meet credit requirements set by the Trust's Board of Trustees from time to time) for delivery at an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

      O ILLIQUID AND RESTRICTED SECURITIES. To enable the Fund to sell restricted securities not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund, if such registration is required before such securities may be sold publicly. When registration must be arranged because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the securities and the time the Fund would be permitted to sell them. The Fund would bear the risks of any downward price fluctuation during that period. The Fund may also acquire, through private placements, securities having contractual restrictions on their resale, which might limit the Fund's ability to dispose of such securities and might lower the amount realizable upon the sale of such securities. Illiquid securities include repurchase agreements maturing in more than seven days, or certain participation interests other than those with puts exercisable within seven days.

      The Fund has percentage limitations that apply to purchases of illiquid securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Trustees of the Trust or by the Sub-Adviser under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holding of that security may be deemed to be illiquid.

      O LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral on each business day must at least equal the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

      O INVESTING IN SMALL, UNSEASONED COMPANIES. The securities of small, unseasoned companies may have a limited trading market, which may adversely affect the Fund's ability to sell them and can reduce the price the Fund might be able to obtain for them. If other investors holding the same securities as the Fund sell them when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained, because of the thinner market for such securities.

      o HEDGING WITH OPTIONS AND FUTURES CONTRACTS. The Fund may employ one or more types of Hedging Instruments for the purposes described in the Prospectus. When hedging to attempt to protect against declines in the market value of the Fund's portfolio, or to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund may: (i) sell Stock Index Futures,
(ii) buy puts on securities, securities indices or Stock Index Futures or (iii) write covered calls on securities held by it, securities indices or on or Stock Index Futures (as described in the Prospectus). When hedging to establish a position in the equity securities markets as a temporary substitute for the purchase of individual equity securities the Fund may: (i) buy Stock Index Futures, or (ii) buy calls on Stock Index Futures, securities indices or securities. Normally, the Fund would then purchase the equity securities and terminate the hedging portion.

      The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's investment activities in the underlying cash market. In the future, the Fund may employ hedging instruments and strategies that are not presently contemplated but which may be subsequently developed, to the extent such investment methods are consistent with the Fund's investment objective, and are legally permissible and disclosed in the Prospectus. Additional information about the hedging instruments the Fund may use is provided below.

      o WRITING CALL OPTIONS. As described in the Prospectus, the Fund may write covered calls. When the Fund writes a call on an investment, it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying investment) regardless of market price changes during the call period. To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call the Fund has written is more or less than the price of the call the Fund subsequently purchased. A profit may also be realized if the call lapses unexercised because the Fund retains the underlying investment and the premium received. Those profits are considered short-term capital gains for Federal income tax purposes, as are premiums on lapsed calls, and when distributed by the Fund are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to the lack of a market, it would have to hold the callable investment until the call lapsed or was exercised.

      The Fund may also write calls on Futures without owning a futures contract or deliverable securities, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar value of deliverable securities or liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Future. In no circumstances would an exercise notice as to a Future put the Fund in a short futures position.

      o WRITING PUT OPTIONS. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to the Fund as writing a covered call. The premium the Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium less transaction costs. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

      When writing put options on securities or on foreign currencies, to secure its obligation to pay for the underlying security, the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the exchange or broker-dealer through whom such option was sold, requiring the Fund to exchange currency at the specified rate of exchange or to take delivery of the underlying security against payment of the exercise price. The Fund may have no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

      The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As above for writing covered calls, any and all such profits described herein from writing puts are considered short-term capital gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

      The Trustees have adopted a non-fundamental policy that the Fund may write covered call options or write covered put options with respect to not more than 5% of the value of its net assets. Similarly, the Fund may only purchase call options and put options with a value of up to 5% of its net assets.

      o PURCHASING PUTS AND CALLS. The Fund may purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. In purchasing a call, the Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the exercise price, transaction costs, and the premium paid, and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment. When the Fund purchases a call on a stock index, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund.

      When the Fund purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns (a "protective put") enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration and the Fund will lose the premium payment and the right to sell the underlying investment. However, the put may be sold prior to expiration (whether or not at a profit).

     Puts and calls on broadly-based stock indices or Stock Index Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements of individual securities or futures contracts. When the Fund buys a call on a stock index or Stock Index Future, it pays a premium. If the Fund exercises the call during the call period, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the stock index or Future upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the call and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When the Fund buys a put on a stock index or Stock Index Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver cash to the Fund to settle the put if the closing level of the stock index or Stock Index Future upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

      When the Fund purchases a put on a stock index, or on a Stock Index Future not owned by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities the Fund holds. The Fund can either resell the put or, in the case of a put on a Stock Index Future, buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price, and as a result the put is not exercised, the put will become worthless on the expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

      The Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a call, put or an underlying investment in connection with the exercise of a put or call. Those commissions may be higher than the commissions for direct purchases or sales of the underlying investments.

      Premiums paid for options are small in relation to the market value of the underlying investments and, consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

      o STOCK INDEX FUTURES. As described in the Prospectus, the Fund may invest in Stock Index Futures only if they relate to broadly-based stock indices. A stock index is considered to be broadly-based if it includes stocks that are not limited to issuers in any particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and fluctuates with the changes in the market value of those stocks. Stock indices cannot be purchased or sold directly.

      Stock index futures are contracts based on the future value of the basket of securities that comprise the underlying stock index. The contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction or to enter into an offsetting contract. No physical delivery of the securities underlying the index is made on settling the futures obligation. No monetary amount is paid or received by the Fund on the purchase or sale of a Stock Index Future. Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment, in cash or U.S. Treasury bills, with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under certain specified conditions. As the Future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis.

      At any time prior to the expiration of the Future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the Future for tax purposes. Although Stock Index Futures by their terms call for settlement by the delivery of cash, in most cases the settlement obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

      o REGULATORY ASPECTS OF HEDGING INSTRUMENTS. The Fund is required to operate within certain guidelines and restrictions with respect to its use of futures and options thereon as established by the Commodities Futures Trading Commission ("CFTC"). In particular, the Fund is excluded from registration as a "commodity pool operator" if it complies with the requirements of Rule 4.5 adopted by the CFTC. Under this Rule, the Fund is not limited regarding the percentage of its assets committed to futures margins and related options premiums subject to a hedge position. However, under the Rule the Fund must limit its aggregate initial futures margins and related options premiums to 5% or less of the Fund's total assets for hedging strategies that are considered bona fide hedging strategies under the Rule. Under the Rule, the Fund also must use short future and options on futures positions solely for bona fide hedging purposes within the meaning and intent of applicable provisions of the Commodity Exchange Act.

     Transactions in options by the Fund are subject to limitations established by option exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on Futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Due to requirements under the Investment Company Act, when the Fund purchases a Stock Index Future, the Fund will maintain, in a segregated account or accounts with its custodian, cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

     o ADDITIONAL INFORMATION ABOUT HEDGING INSTRUMENTS AND THEIR USE. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written options traded on exchanges or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the option or upon the Fund's entering into a closing transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

      When the Fund writes an over-the-counter("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which the Fund would have the absolute right to repurchase that OTC option. That formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the extent to which the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of the limit on its assets that may be invested in the illiquid securities, stated in the Prospectus) the mark-to-market value of any OTC option held by it unless the option is subject to a buy back agreement by the executing broker. The SEC is evaluating whether OTC options should be considered liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

      The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise by the Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

     o TAX ASPECTS OF COVERED CALLS AND HEDGING INSTRUMENTS. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although there is no guarantee that it will qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax).

      Certain foreign currency exchange contracts ("Forward Contracts") in which the Fund may invest are treated as "section 1256 contracts." Gains or losses relating to section 1256 contracts generally are characterized under the Internal Revenue Code as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from certain section 1256 contracts (including Forward Contracts) generally are treated as ordinary income or loss. In addition, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt these transactions from this marked-to-market treatment.

      Certain Forward Contracts entered into by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent such loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition foreign currency forward contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contract and the date of the disposition also are treated as an ordinary gain or loss. Currency gains and losses are offset against market gains and losses on each trade before determining a net "section 988" gain or loss under the Internal Revenue Code, which may ultimately increase or decrease the amount of the Fund's investment company income available for distribution to its shareholders.

     o ADDITIONAL RISK FACTORS IN HEDGING. In addition to the risks with respect to options discussed in the Prospectus and above, there is a risk in using short hedging by (i) selling Stock Index Futures or (ii) purchasing puts on stock indices or Stock Index Futures to attempt to protect against declines in the value of the Fund's equity securities. The risk is that the prices of Stock Index Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's equity securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

      The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the equity securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of equity securities being hedged if the historical volatility of the prices of the equity securities being hedged is more than the historical volatility of the applicable index. It is also possible that if the Fund has used hedging instruments in a short hedge, the market may advance and the value of equity securities held in the Fund's portfolio may decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of equity securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      If the Fund uses hedging instruments to establish a position in the equities markets as a temporary substitute for the purchase of individual equity securities (long hedging) by buying Stock Index Futures and/or calls on such Futures, on securities or on stock indices, it is possible that the market may decline. If the Fund then concludes not to invest in equity securities at that time because of concerns as to a possible further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the equity securities purchased.

OTHER INVESTMENT RESTRICTIONS

     The Fund's most significant investment restrictions are set forth in the Prospectus. There are additional investment restrictions that the Fund must follow that are also fundamental policies. Fundamental policies and the Fund's investment objective cannot be changed without the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act of 1940, such a majority vote is defined as the vote of the holders of the lesser of: (i) 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

      Under these additional restrictions, the Fund cannot:

      o invest in physical commodities or physical commodity contracts; however, the Fund may: (i) buy and sell hedging instruments to the extent specified in its Prospectus from time to time, and (ii) buy and sell options, futures, securities or other instruments backed by, or the investment return from which is linked to, changes in the price of physical commodities;

      o invest in real estate or real estate limited partnerships (direct participation programs); however, the Fund may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein;

      o underwrite securities of other companies except in so far as the Fund may be deemed to be an underwriter under the Securities Act of 1933 in disposing of a security ;

      o invest in securities of any issuer if, to the knowledge of the Trust, any officer or trustee of the Trust or any officer or director of the Manager or Sub-Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of l% own in the aggregate more than 5% of the outstanding securities of such issuer;

      o pledge its assets or assign or otherwise encumber its assets in excess of 10% of its net assets (taken at market value at the time of pledging) and then only to secure borrowings effected within the limitations set forth in the Prospectus;

      o invest for the purpose of exercising control or management of another company;

      o issue senior securities as defined in the 1940 Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above; or (c) lending portfolio securities; or
      o make loans to any person or individual except that portfolio securities may be loaned by the Fund within the limitations set forth in the Prospectus.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The following operating policies of the Fund are not fundamental policies and, as such, may be changed by vote of a majority of the Fund's Board of Trustees without shareholder approval. These additional restrictions provide that the Fund cannot:

      o purchase securities on margin (except for such short-term loans as are necessary for the clearance of purchases of portfolio securities) or make short sales (collateral arrangements in connection with transactions in futures and options are not deemed to be margin transactions);

      o invest in interests in oil, gas or other mineral exploration or development programs or leases.

      For  purposes  of the  Fund's  policy  not to  concentrate  its  assets as described in the Prospectus, the Fund has adopted, as a matter of non-fundamental policy, the corporate industry classifications set forth in Appendix B to this Statement of Additional Information. The percentage restrictions described above and in the Prospectus apply only at the time of investment and require no action by the Fund as a result of subsequent changes in relative values.

HOW THE FUND IS MANAGED

ORGANIZATION AND HISTORY. The Fund is one of four portfolios of the Trust, a Massachusetts business trust named Oppenheimer Quest For Value Funds. This Statement of Additional Information may be used with the Fund's Prospectus only to offer shares of the Fund.

      The Trustees are authorized to create new series and classes of series. The Trustees may reclassify unissued shares of the Trust or its series or classes into additional series or classes of shares. The Trustees may also divide or combine the shares of a class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy.

      As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

      The Trust's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.



TRUSTEES AND OFFICERS OF THE TRUST. The Trust's Trustees and officers, and the Fund's portfolio managers (who are not officers), are listed below, together with principal occupations and business affiliations during the past five years. The address of each is Two World Trade Center, New York, New York 10048, except as noted. All of the Trustees are directors or trustees of Oppenheimer Quest For Value Funds (Oppenheimer Quest Opportunity Value Fund, Oppenheimer Quest Growth & Income Value Fund, Oppenheimer Quest Small Cap Value Fund and Oppenheimer
Quest Officers Value Fund), Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc. and Oppenheimer Quest Capital Value Fund, Inc. (collectively, the "Oppenheimer Quest Funds"), Rochester Portfolio Series - Limited-Term New York Municipal Fund, Bond Fund Series -Oppenheimer Bond Fund For Growth and Rochester Fund Municipals (collectively, the "Oppenheimer Rochester Funds") and Oppenheimer MidCap Fund. As of January 2, 1998, the
Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of the Fund. The foregoing does not include shares held of record by an employee benefit plan for employees of the Manager for which one of the officers listed below, Mr. Donohue, is a trustee, other than the shares beneficially owned under that plan by officers of the Fund listed below.


BRIDGET A. MACASKILL,CHAIRMAN OF THE BOARD OF TRUSTEES AND PRESIDENT(1); Age: 49 President (since June 1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Manager; President and director (since June 1991) of HarbourView Asset Management Corporation ("HarbourView"), a subsidiary of the Manager; Chairman and a director of Shareholder Services, Inc. ("SSI") (since August 1994) and Shareholder Financial Services, Inc. ("SFSI") (September 1995), transfer agent subsidiaries of the Manager; President (since September 1995) and a director (since October 1990) of Oppenheimer Acquisition Corp. ("OAC"), the Manager's parent holding company; President (since September
1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July 1996); President and a director (since October 1997) of OppenheimerFunds International Ltd. ("OFIL"), an offshore fund manager subsidiary of the Manager and Oppenheimer Millennium Funds plc (since October 1997); President and a director of other Oppenheimer funds; a director of the NASDAQ Stock Market, Inc. and of Hillsdown Holdings plc (a U.K. food company); formerly an Executive Vice President of the Manager.


PAUL Y. CLINTON, TRUSTEE;  AGE: 66
39 Blossom Avenue, Osterville, Massachusetts 02655

Principal of Clinton Management Associates (financial and venture capital consulting firm); Trustee of Capital Cash Management Trust (money-market fund) and Narragansett Tax-Free Fund (tax-exempt bond fund); Director of OCC Cash Reserves, Inc. and Trustee of OCC Accumulation Trust, (both open-end investment companies). Formerly: Director, External Affairs, Kravco Corporation, ( national real estate owner and property management corporation); President of Essex Management Corporation (management consulting company); a general partner of Capital Growth Fund (venture capital partnership); a general partner of Essex Limited Partnership ( investment partnership); President of Geneve Corp. (venture capital fund); Chairman of Woodland Capital Corp. (small business investment company); and Vice President of W.R. Grace & Co.


____________________
(1) Trustee who is an "interested person" (as defined in the Investment Company
Act) of the Fund and the Trust.

THOMAS W. COURTNEY, TRUSTEE; AGE: 64
833 Wyndemere Way, Naples, Florida 34105
Principal of Courtney Associates, Inc. (venture capital firm); former General Partner of Trivest Venture Fund (private venture capital fund); Trustee of Cash Assets Trust, (money market fund); Director of OCC Cash Reserves, Inc., and Trustee of OCC Accumulation Trust, both open-end investment companies); Trustee of Hawaiian Tax-Free Trust and Tax Free Trust of Arizona, (both tax-exempt bond funds); Director of several privately owned corporations. Formerly President of Investment Counseling Federated Investors, Inc.; former President of Boston Company Institutional Investors; Director of Financial Analysts Federation.

LACY B. HERRMANN, TRUSTEE; AGE: 68
380 Madison Avenue, Suite 2300, New York, New York 10017
Chairman and Chief Executive Officer of Aquila Management Corporation (sponsoring organization and Administrator and/or Sub-Adviser to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Aquila Cascadia Equity Fund, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narragansett Insured Tax-Free Income Fund, Tax-Free Fund For Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax-Free Trust, and Aquila Rocky Mountain Equity Fund); Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc., distributor of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT"), and an Officer and Trustee/Director of its predecessors; President and Director of STCM Management Company, Inc. (sponsor and adviser to CCMT; Chairman, President and a Director of InCap Management Corporation (formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves); Director of OCC Cash Reserves, Inc., and Trustee of OCC Accumulation Trust (both open-end investment companies); Trustee Emeritus of Brown University.


GEORGE LOFT, TRUSTEE; AGE: 82
51 Herrick Road, Sharon, Connecticut 06069
Private Investor; Director of OCC Cash Reserves, Inc. and Trustee of OCC Accumulation Trust (both open-end investment companies).

ROBERT C. DOLL, JR., VICE PRESIDENT; AGE: 43
Executive Vice President and Director of the Manager (since January 1993) ; Executive Vice President of HarbourView (since January 1993); Vice President and a director of OAC (since September 1995); an officer of other Oppenheimer funds.

GAVIN ALBERT,  PORTFOLIO MANAGER; AGE 29
One World Financial Center, 200 Liberty
Street,  New  York,  New York  10281
Vice  President  of  Oppenheimer  Capital;
formerly, a research analyst with Oppenheimer Capital, prior to which (in reverse chronological order) he was a management consultant for EDS Energy Management (management consulting firm), a graduate student at the Vanderbilt University Business School and a financial analyst in the Corporate Finance department of Texaco, Inc. (integrated oil and gas company).

TIMOTHY CURRO, PORTFOLIO MANAGER; AGE 38
One World Financial Center, 200 Liberty Street, New York, New York 10281 Vice President of Oppenheimer Capital; formerly a general partner of Value Holdings, L.P., an investment partnership, prior to which he was a Vice President in the equity research department at UBS Securities Inc. (investment management ) and a partner with Omega Advisors, Inc. (investment management).

TIMOTHY MCCORMACK, PORTFOLIO MANAGER; AGE 33
One World Financial Center, 200 Liberty Street, New York, New York 10281 Vice President of Oppenheimer Capital; previously a securities analyst with U. S. Trust Company, and prior thereto a securities analyst with Gabelli & Company.

ANDREW J. DONOHUE, SECRETARY; AGE: 47
Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a Director  (since  September  1995) of the  Manager;  Executive  Vice
President (since September 1993), and a director (since January 1992) of OppenheimerFunds Distributor, Inc. (the "Distributor"); Executive Vice
President, General Counsel and a director of HarbourView, SSI, SFSI and Oppenheimer Partnership Holdings, Inc. since (September 1995) and MultiSource Services, Inc. (a broker-dealer) (since December 1995); President and a director of Centennial Asset Management Corporation ("Centennial") (since September
1995); President and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April
1997) of OAC; Vice President of OFIL and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

GEORGE C. BOWEN, TREASURER; AGE: 61
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President (since September 1987) and Treasurer (since March 1985) of the Manager; Vice President (since June 1983) and Treasurer (since March 1985) of the Distributor; Vice President (since October 1989) and Treasurer (since April 1986) of HarbourView; Senior Vice President (since February 1992), Treasurer (since July 1991) and a director (since December 1991) of Centennial; President, Treasurer and a director of Centennial Capital Corporation (since June 1989); Vice President and Treasurer (since August 1978) and Secretary (since April 1981) of SSI; Vice President, Treasurer and Secretary of SFSI (since November 1989); Treasurer of OAC (since June 1990); Treasurer of Oppenheimer Partnership Holdings, Inc. (since November 1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (since July 1996); Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc., a broker-dealer (since December 1995); a director and officer of other Oppenheimer funds.


ROBERT BISHOP, ASSISTANT TREASURER; AGE: 39
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

SCOTT T. FARRAR, ASSISTANT TREASURER; AGE: 32
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds;
formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

ROBERT G. ZACK, ASSISTANT SECRETARY; AGE: 49
Senior Vice President (since May 1985) and Associate  General Counsel (since May
1981) of the Manager, Assistant Secretary of SSI (since May 1985), and SFSI (since November 1989); Assistant Secretary of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

      o REMUNERATION OF TRUSTEES. All officers of the Trust and Ms. Macaskill, a Trustee, are officers or directors of the Manager and receive no salary or fee from the Fund. The remaining Trustees of the Fund received the total amounts shown below from (i) the Fund during its fiscal year ended October 31, 1997 and
(ii) other investment companies (or series thereof) managed by the Manager and/or the Sub-Adviser paid during the calendar year ended December 31, 1997.


                                    PENSION OR
                                    RETIREMENT     ESTIMATED
                     AGGREGATE      BENEFITS       ANNUAL         TOTAL
                     COMPENSATION   ACCRUED AS     BENEFITS       COMPENSATION
                     FROM THE       PART OF FUND   UPON           FROM FUND
NAME OF PERSON       FUND           EXPENSES       RETIREMENT     COMPLEX(1)


Paul Y. Clinton      $6,583         None           None           $68,379
Thomas W. Courtney   $6,583         None           None           $68,379
Lacy B. Herrmann     $6,033         None           None           $63,154
George Loft          $6,583         None           None           $68,379

(1) For the purpose of the chart above, "Fund Complex" includes the Oppenheimer Quest Funds (including the fund), the Oppenheimer Rochester Funds, Oppenheimer MidCap Fund and three other funds advised by the Sub-Adviser (the "Sub-Adviser Funds"). For these purposes, each series constitutes a separate fund. Messrs. Clinton and Courtney served as directors or trustees of two Sub- Adviser Funds, for which they are to receive $49,250 and $49,250, respectively, and Messrs. Herrmann and Loft served as a directors or trustees of three Sub-Adviser Funds, for which they are to receive $45,388 and $50,688, respectively. Effective April 1997, Messrs. Herrmann and Loft resigned as trustees from the third Sub-Adviser fund.

DEFERRED COMPENSATION PLAN. The Board of Trustees has adopted a Deferred Compensation plan for disinterested Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, the Fund may, without shareholder approval, invest in the funds selected by the Trustee under the plan for the limited purpose of determining the value of the Trustee's deferred fee account.

      o MAJOR SHAREHOLDERS. As of January 2, 1998, no person owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B or Class C shares except Merrill Lynch Pierce Fenner & Smith (for the benefit of its customers), 4800 Deer Lake Drive, 3rd Floor, Jacksonville, Florida 32246-6484, which owned of record 134,361.733 Class C shares (approximately 7.74% of the Class C shares then outstanding).


THE MANAGER AND ITS AFFILIATES. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom also serve as officers of the Trust and one of whom (Ms. Macaskill) also serves as an officer and a Trustee of the Trust.

       The Manager and the Trust have a Code of Ethics. In addition to having its own Code of Ethics, the Sub-Adviser is obligated to report to the Manager any violations of the Sub-Adviser's Code of Ethics relating to the Fund. The Code of Ethics is designed to detect and prevent improper personal trading by certain employees, including the Fund's portfolio manager, who is an employee of the Sub-Adviser, that would compete with or take advantage of the Funds' portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

     o PORTFOLIO MANAGEMENT. The Portfolio Managers of the Fund are Timothy McCormack, Timothy Curro and Gavin Albert, who are principally responsible for the day-to-day management of the Fund's portfolio. Their backgrounds are described in the Prospectus under "Portfolio Managers".

       o THE INVESTMENT ADVISORY AGREEMENT. The Manager acts as investment adviser to the Fund pursuant to the terms of an Investment Advisory Agreement dated May 27, 1997, as amended on October 22, 1997, which replaced the Investment Advisory Agreement dated as of November 22, 1995. The Investment Advisory Agreement was approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act) and who have no direct or indirect financial interest in such agreement on February 4, 1997 and by the shareholders of the Fund at a meeting held for that purpose on May 27, 1997. The Sub-Adviser previously served as the Fund's investment adviser from the Fund's inception (January 3, 1989) to November 22, 1995.

       Under the Investment Advisory Agreement, the Manager acts as the investment adviser for the Fund and supervises the investment program of the Fund. The Investment Advisory Agreement provides that the Manager will provide administrative services for the Fund, including completion and maintenance of records, preparation and filing of reports required by the Securities and Exchange Commission, reports to shareholders, and composition of proxy statements and registration statements required by Federal and state securities laws. The Manager will furnish the Fund with office space, facilities and equipment and arrange for its employees to serve as officers of the Trust. The administrative services to be provided by the Manager under the Investment Advisory Agreement will be at its own expense, except that each class of shares of the Fund will pay the Manager an annual fee for calculating the Fund's daily net asset value at an annual rate $55,000, plus reimbursement for out-of-pocket expenses.


       Expenses not assumed by the Manager under the Investment Advisory Agreement or paid by the Distributor under the General Distributor's Agreement will be paid by the Fund. Expenses with respect to the Trust's four portfolios, including the Fund, are allocated in proportion to the net assets of the respective portfolio, except where allocations of direct expenses could be made. Certain expenses are further allocated to certain classes of shares of a series as explained in the Prospectus and under "How to Buy Shares," below. The Investment Advisory Agreement lists examples of expenses paid by the Fund, including interest, taxes, brokerage commissions, insurance premiums, fees of non-interested Trustees, legal and audit expenses, transfer agent and custodian expenses, share issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation. For the fiscal period from November 22, 1995 (when the Manager became the investment adviser to the Fund) to October 31, 1996 (the "Fiscal Period") and the fiscal year ended October 31, 1997, the Fund paid to the Manager $1,467,707 and $1,959,159, respectively, in management fees. During the Fiscal Period and the fiscal year ended October 31, 1997, the Fund also paid or accrued accounting service fees to the Manager in the amounts of $51,634 and $58,334, respectively.


     The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duty, or reckless disregard for its obligations and duties under the advisory agreement, the Manager is not liable for any loss resulting from good faith errors or omissions on its part with respect to any of its duties thereunder. The Investment Advisory Agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" or "Quest For Value" in connection with its other investment companies for which it may act as an investment adviser or general distributor. If the Manager shall no longer act as investment adviser to a Fund, the right of the Fund to use "Oppenheimer" or "Quest For Value" as part of its name may be withdrawn.

       The Investment Advisory Agreement provides that the Manager may enter into sub-advisory agreements with other affiliated or unaffiliated registered investment advisers in order to obtain specialized services for the Funds provided that the Fund is not required to pay any additional fees for such services. The Manager has retained the Sub-Adviser pursuant to a separate Subadvisory Agreement dated as of November 5, 1997 with respect to the Fund, described below, which replaced the Subadvisory Agreement dated as of November 22, 1995.

     o FEES PAID UNDER THE PRIOR INVESTMENT ADVISORY AGREEMENT. The Sub-Adviser served as investment adviser to the Fund from its inception until November 22, 1995. Under the prior Investment Advisory Agreement, the total advisory fees accrued or paid by the Fund were $1,456,594 for the fiscal year ended October 31, 1995 and $90,775 for the fiscal period November 1, 1995 to November 22, 1995 (the "Interim Period").

       For the fiscal year ended October 31, 1995 and for the Interim Period, the Fund paid or accrued accounting services fees to the Sub-Adviser in the amounts of $53,951, and $2,292, respectively. During such time periods, the Trust retained the services of State Street Bank and Trust Company to calculate the net asset value of each class of shares and to prepare the books and records. For such services, the Fund accrued or paid fees for the fiscal year ended October 31, 1995 in the amount of $55,000; no fees were accrued or paid with respect to the Interim Period.

     o THE SUBADVISORY AGREEMENT. The Subadvisory Agreement provides that Sub-Adviser shall regularly provide investment advice with respect to the Fund and invest and reinvest cash, securities and the property comprising the assets of the Fund. Under the Subadvisory Agreement, Sub-Adviser agrees not to change the Portfolio Manager of the Fund without the written approval of the Manager and to provide assistance in the distribution and marketing of the Fund. The Subadvisory Agreement was approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act) and who have no direct or indirect financial interest in such agreement on February 28, 1997 and by the shareholders of the Fund at a meeting held for that purpose on May 27, 1997.

       Under the Subadvisory Agreement, the Manager will pay the Sub-Adviser an annual fee payable monthly, based on the average daily net assets of the Fund, equal to 40% of the investment advisory fee collected by the Manager from the Fund based on the total net assets of the Fund as of November 22, 1995 (the "Base Amount") plus 30% of the investment advisory fee collected by the Manager based on the total net assets of the Fund that exceed the Base Amount.

       The Subadvisory Agreement provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties or obligations, the Sub-Adviser shall not be liable to the Manager for any act or omission in the course of or connected with rendering services under the Subadvisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

         The Sub-Adviser is a majority owned subsidiary of Oppenheimer Capital, a registered investment advisor, whose employees perform all investment advisory services provided to the Fund by the Sub-Adviser. On November 4, 1997, PIMCO Advisors L.P. ("PIMCO Advisors"), a registered investment adviser with $125 billion in assets under management through various subsidiaries and affiliates, acquired control of Oppenheimer Capital and the Sub-Adviser. On November 5, 1997, the new Sub-advisory Agreement between the Sub-Adviser and the Manager became effective. On November 30, 1997, Oppenheimer Capital merged with a subsidiary of PIMCO Advisors and, as a result, Oppenheimer Capital and the Sub-Adviser became indirect wholly-owned subsidiaries of PIMCO Advisors. PIMCO Advisors has two general partners: PIMCO Partners, G.P., a California general partnership ("PIMCO GP"), and PIMCO Advisors Holdings L.P. (formerly Oppenheimer Capital, L.P.), an NYSE-listed Delaware limited partnership of which PIMCO GP is the sole general partner.

       PIMCO GP beneficially owns or controls (through its general partner interest in Oppenheimer Capital, L.P.) greater than 80% of the units of limited partnership ("Units") of PIMCO Advisors. PIMCO GP has two general partners. The first of these is Pacific Investment Management Company, a wholly-owned subsidiary of Pacific Financial Asset Management Company, which is a direct subsidiary of Pacific Life Insurance Company ("Pacific Life").

     The managing general partner of PIMCO GP is PIMCO Partners L.L.C. ("PPLLC"), a California limited liability company. PPLLC's members are the Managing Directors (the "PIMCO Managers") of Pacific Investment Management Company, a subsidiary of PIMCO Advisors (the "PIMCO Subpartnership"). The PIMCO Managers are: William H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich, III, Brent R. Harris, John L. Hague, William S. Thompson Jr., William
C. Powers, David H. Edington, Benjamin Trosky, William R. Benz, II and Lee R. Thomas, III.


       PIMCO Advisors is governed by a Management Board, which consists of sixteen members, pursuant to a delegation by its general partners. PIMCO GP has the power to designate up to nine members of the Management Board and the PIMCO Subpartnership, of which the PIMCO Managers are the Managing Directors, has the power to designate up to two members. In addition, PIMCO GP, as the controlling general partner of PIMCO Advisors, has the power to revoke the delegation to the Management Board and exercise control of PIMCO Advisors. As a result, Pacific Life and/or the PIMCO Managers may be deemed to control PIMCO Advisors. Pacific Life and the PIMCO Managers disclaim such control.

       o THE DISTRIBUTOR. Under a General Distributor's Agreement with the Trust dated as of November 22, 1995, the Distributor acts as the principal underwriter in the continuous public offering of Class A, Class B and Class C shares of the Fund but is not obligated to sell a specific number of shares. Expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders, are borne by the Distributor. During the Fund's fiscal year ended October 31, 1997, the aggregate amount of sales charges on sales of the Fund's Class A shares was $765,109, of which the Distributor and affiliated brokers retained $219,548. During the fiscal year ended October 31, 1997, the Distributor received contingent deferred sales charges of $89,524 upon redemption of Class B shares, and received contingent deferred sales charges of $9,224 upon redemption of Class C shares. For additional information about distribution of the Fund's shares and the expenses connected with such activities, please refer to "Distribution and Service Plans" below.


       o THE TRANSFER AGENT. OppenheimerFunds Services acts as the Fund's Transfer Agent pursuant to a Transfer Agency and Service Agreement dated November 22, 1995. Pursuant to the Agreement, the Transfer Agent is responsible for maintaining the Fund's shareholder registry and shareholder accounting records and for shareholder servicing and administrative functions. As compensation therefor, the Fund is obligated to pay the Transfer Agent an annual maintenance fee for each Fund shareholder account and reimburse the Transfer Agent for its out of pocket expenses.

       o SHAREHOLDER SERVICING AGENT FOR CERTAIN SHAREHOLDERS. Unified Management Corporation (1-800-346-4601) is the shareholder servicing agent of the Fund for former shareholders of the AMA Family of Funds and clients of AMA Investment Advisers, Inc. (which had been the investment adviser of AMA Family of Funds) who acquire shares of any Oppenheimer Quest Fund, and for (i) former shareholders of the Unified Funds and Liquid Green Trusts, (ii) accounts which participated or participate in a retirement plan for which Unified Investment Advisers, Inc. or an affiliate acts as custodian or trustee, (iii) accounts which have a Money Manager brokerage account, and (iv) other accounts for which Unified Management Corporation is the dealer of record.

BROKERAGE POLICIES OF THE FUND

BROKERAGE PROVISIONS OF THE INVESTMENT ADVISORY AND SUBADVISORY AGREEMENT. The Investment Advisory Agreement contains provisions relating to the selection of broker-dealers ("brokers") for the Fund's portfolio transactions. The Manager and the Sub-Adviser may use such brokers as may, in their best judgment based on all relevant factors, implement the policy of the Fund to achieve best execution of portfolio transactions. While the Manager need not seek advance competitive bidding or base its selection on posted rates, it is expected to be aware of the current rates of most eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board and the provisions of the Investment Advisory Agreement.

       The Investment Advisory Agreement also provides that, consistent with obtaining the best execution of the Fund's portfolio transactions, the Manager and the Sub-Adviser, in the interest of the Fund, may select brokers other than affiliated brokers, because they provide brokerage and/or research services to the Fund and/or other accounts of the Manager or the Sub-Adviser. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager or the Sub-Adviser that the commissions are reasonable in relation to the services provided, viewed either in terms of that transaction or the Manager's or the Sub-Adviser's overall responsibilities to all its accounts. No specific dollar value need be put on the services, some of which may or may not be used by the Manager or the Sub-Adviser for the benefit of the Fund or other of its advisory clients. To show that the determinations were made in good faith, the Manager or any Sub-Adviser must be prepared to show that the amount of such commissions paid over a representative period selected by the Board was reasonable in relation to the benefits to the Fund. The Investment Advisory Agreement recognizes that an affiliated broker-dealer may act as one of the regular brokers for the Fund provided that any commissions paid to such broker are calculated in accordance with procedures adopted by the Trust's Board under applicable rules of the SEC.

       In addition, the Subadvisory Agreement permits the Sub-Adviser to enter into "soft dollar" arrangements through the agency of third parties to obtain services for the Fund. Pursuant to these arrangements, the Sub-Adviser will undertake to place brokerage business with broker-dealers who pay third parties that provide services. Any such "soft dollar" arrangements will be made in accordance with policies adopted by the Board of the Trust and in compliance with applicable law.

DESCRIPTION  OF  BROKERAGE   PRACTICES.   Portfolio  decisions  are  based  upon
recommendations of the portfolio manager and the judgment of the portfolio managers. The Fund will pay brokerage commissions on transactions in listed options and equity securities. Prices of portfolio securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of debt securities purchased from dealers include a spread between the bid and asked prices.

       Transactions may be directed to dealers during the course of an underwriting in return for their brokerage and research services, which are intangible and on which no dollar value can be placed. There is no formula for such allocation. The research information may or may not be useful to one or more of the Fund and/or other accounts of the Manager or the Sub-Adviser; information received in connection with directed orders of other accounts managed by the Manager or the Sub- Adviser or its affiliates may or may not be useful to one or more of the Funds. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Manager or the Sub-Adviser, to make available additional views for consid eration and comparison, and to enable the Manager or the Sub-Adviser to obtain market information for the valuation of securities held in the Fund's assets.

       Sales of shares of the Fund, subject to applicable rules covering the Distributor's activities in this area, will also be considered as a factor in the direction of portfolio transactions to dealers, but only in conformity with the price, execution and other considerations and practices discussed above.
The Fund will not purchase any securities from or sell any securities to an affiliated broker-dealer acting as principal for its own account.

       The Sub-Adviser currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Sub-Adviser to cause purchase or sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable.
 In making such
allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of each Fund and other client accounts.

       When orders to purchase or sell the same security on identical terms are placed by more than one of the funds and/or other advisory accounts managed by the Sub-Adviser or its affiliates, the transactions are generally executed as received, although a fund or advisory account that does not direct trades to a specific broker ("free trades") usually will have its order executed first. Purchases are combined where possible for the purpose of negotiating brokerage commissions, which in some cases might have a detrimental effect on the price or volume of the security in a particular transaction as far as the Fund is concerned. Orders placed by accounts that direct trades to a specific broker will generally be executed after the free trades. All orders placed on behalf of the Fund are considered free trades. However, having an order placed first in the market does not necessarily guarantee the most favorable price.

     The following table presents information as to the allocation of brokerage commissions paid by the Fund for the fiscal years ended October 31, 1995, 1996 and 1997. Prior to November 3, 1997, Oppenheimer & Co., Inc. ("OpCo"), a broker-dealer, was an affiliate of the Sub-Adviser.

                                                             TOTAL AMOUNT OF TRANSACTIONS
FOR THE          TOTAL            BROKERAGE COMMISSIONS      WHERE BROKERAGE COMMISSIONS
FISCAL YEAR      BROKERAGE             PAID TO OPCO                   PAID TO OPCO
ENDED            COMMISSIONS      DOLLAR                     DOLLAR
OCTOBER 31,      PAID             AMOUNTS         %          AMOUNTS                %


1995             $400,477         $161,399        40.3%      $52,738,643            36.6%

1996             $362,454         $147,765        40.8%      $61,029,692            29.1%
1997             $548,930         $177,714        32.4%      $75,367,689            21.9%



                                           -3-

      During the Fund's fiscal year ended October 31, 1997, $46,163 was paid by the Fund to brokers as commissions in return for research services; the aggregate dollar amount of those transactions was $23,662,282.


PERFORMANCE OF THE FUND

TOTAL RETURN INFORMATION. As described in the Prospectus, from time to time the "average annual total return," "cumulative total return" and "total return at net asset value" of an investment in a class of shares of the Fund may be advertised. An explanation of how these total returns are calculated for each class and the components of those calculations is set forth below.

      The Fund's advertisements of its performance data must, under applicable SEC rules, include the average annual total returns for each class advertised class of the Fund for the 1, 5, and 10-year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns. The returns of Class A, Class B and Class C shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to the particular class.

      O AVERAGE ANNUAL TOTAL RETURNS. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

                 1/n
            (ERV)
            (---)   -1 = Average Annual Total Return
            ( P )






      The "average annual total returns" on an investment in Class A shares of the Fund (using the method described above) for the one and five year periods ended October 31, 1997 and for the period from January 3, 1989 (commencement of operations) to October 31, 1997 were 25.09%, 15.75% and 14.09%, respectively.

      The average annual total returns on Class B shares for the one-year period ended October 31, 1997 and for the period September 1, 1993 (commencement of the public offering of the class) through October 31, 1997 were 27.06% and 3.32%, respectively.

      The average annual total returns on Class C shares for the one-year period ended October 31, 1997 and for the period September 1, 1993 (commencement of the public offering of the class) through October 31, 1997 were 31.05% and 13.64%, respectively.


     o CUMULATIVE TOTAL RETURNS. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:


            ERV - P
            ------- = Total Return
               P



      In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). Prior to November 24, 1995, the maximum initial sales charge on Class A shares was 5.50%. For Class B shares, the payment of the applicable contingent deferred sales charge (5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2% for the fifth year, 1.0% for the sixth year, and none thereafter) is applied to the investment result for the period shown (unless the total return is shown at net asset value, as described below). For Class C shares, the 1.0% contingent deferred sales charge is applied to the investment result for the one-year period (or less). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period.


      The "cumulative total return" on Class A shares for the period from January 3, 1989 (commencement of operations) to October 31, 1997 was 220.23%. The cumulative total return on Class B shares for the period from September 1, 1993 (commencement of the public offering of the class) through October 31, 1997 was 68.40%. The cumulative total return on Class C shares for the period from September 1, 1993 (commencement of the public offering of the class) through October 31, 1997 was70.37%.


      O TOTAL RETURNS AT NET ASSET VALUE. From time to time the Fund may also quote an "average annual total return at net asset value" or a "cumulative total return at net asset value" for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.


      The average annual total returns at net asset value on the Fund's Class A shares for the one and five year periods ended October 31, 1997 and for the period from January 3, 1989 (commencement of operations) to October 31, 1997 were 32.72%, 17.13% and 14.86%, respectively. The cumulative total return at net asset value on the Fund's Class A shares for the period January 3, 1989 through October 31, 1997 was 239.76%.

      The average annual total returns at net asset value on the Fund's Class B shares for the one year period ended October 31, 1997 and for the period from September 1, 1993 (commencement of the public offering of the class) through October 31, 1997 were 32.06% and 13.64%, respectively. The cumulative total return at net asset value on the Fund's Class B shares for the period September 1, 1993 through October 31, 1997 was 70.40%.

      The average annual total returns at net asset value on the Fund's Class C shares for the one-year period ended October 31, 1997 and for the period September 1, 1993 (commencement of the public offering of the class) through October 31, 1997 were 32.05% and 13.64%, respectively. The cumulative total return at net asset value on the Fund's Class C shares for the period September 1, 1993 through October 31, 1997 was 70.37%.


OTHER PERFORMANCE COMPARISONS. From time to time the Fund may publish the ranking of its Class A, Class B and/or Class C shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund is ranked against (i) all other funds and (ii) all other small company growth funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration.

      From time to time the Fund may publish the star ranking of the performance of its Class A, Class B or Class C shares by Morningstar Inc. ("Morningstar"), an independent mutual fund monitoring service. Morningstar ranks mutual funds in broad investment categories (domestic stock funds, international stock funds, taxable bond funds and municipal bond funds) based on risk-adjusted investment returns. The Fund is ranked among domestic equity funds. Investment return measures a fund's or class's one, three, five and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk measure a fund's class performance below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in the fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star rankings is the fund's or class's 3-year ranking or its combined 3 and 5-year ranking (weighted 60%/40% respectively, or its combined 3-,5-and 10-year ranking (weighted 40%, 30% and 30%, respectively) depending on the inception of the fund or class. Rankings are subject to change monthly. From time to time, the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals, such as THE NEW YORK TIMES, which may include performance quotations from other sources including Lipper.

      The Fund may also compare its performance to that of other funds in its Morningstar Category. In addition to its star rankings, Morningstar also categorizes and compares a fund's 3-year performance on Morningstar's classification of the fund's investments and investment style, rather than how a fund defines its investment objective. Morningstar's four broad categories (domestic equity, international equity, municipal bond and taxable bond) are each further subdivided into categories based on types of investments and investment styles. Those comparison by Morningstar are based on the same risk and return measurements as its star rankings but do not consider the effect of sales charges.

      The total return on an investment in the Fund's Class A, Class B or Class C shares may be compared with performance for the same period of the Russell 2000 Index as described in the Prospectus. The performance of the index includes a factor for the reinvestment of income dividends, but does not reflect reinvestment of capital gains, expenses or taxes.

      The performance of the Fund's Class A, Class B, or Class C shares may also be compared in publications to (i) the performance of various market indices or to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Total return information may be useful to investors in reviewing the performance of the Fund's Class A, Class B or Class C shares. However, when comparing total return of an investment in Class A, Class B and Class C shares of the Fund, a number of factors should be considered before using such information as a basis for comparison with other investments. For example, an investor may also wish to compare the Fund's Class A, Class B Class C return to the returns on fixed-income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S. government.

      From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or Transfer Agent) or the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the Oppenheimer funds' services to those of other mutual fund families selected by the rating or ranking services and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

DISTRIBUTION AND SERVICE PLANS

      The Trust has adopted separate Amended and Restated Distribution and Service Plans and Agreements, each dated November 22, 1996, for Class A, Class B and Class C shares of the Fund under Rule 12b-1 of the Investment Company Act pursuant to which the Fund will compensate the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund and who have no direct or indirect financial interest in the operation of the Fund's 12b-1 plans or in any related agreement ("Independent Trustees"), cast in person at a meeting on February 4, 1997 called for the purpose, among others, of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class at a meeting on May 27, 1997. The Plans replace the amended and restated distribution and service plans and agreements dated November 22, 1995.

      Under the Plans the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund) to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform at no cost to the Fund.
 The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.

      Unless terminated as described below, each plan continues in effect from year to year but only as long as such continuance is specifically approved at least annually by the Trust's Board of Trustees and its "Independent Trustees" by a vote cast in person at a meeting called for the purpose of voting on such continuance. Any Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required by an SEC rule to obtain the approval of Class B as well as Class A shareholders for a proposed material amendment to the Class A Plan that would materially increase payments under the Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by class. All material amendments must be approved by the Board of Trustees and the Independent Trustees.

      While the Plans are in effect, the Treasurer of the Trust shall provide separate written reports to the Trust's Board of Trustees at least quarterly detailing services rendered in connection with the distribution of shares, the amount of all payments made pursuant to each Plan and the purpose for which the payments were made. The reports shall also include the distribution costs for that quarter, and such costs for previous fiscal periods that are carried forward, as explained in the Prospectus and below. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" of the Trust is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

      Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Trust's Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate and set no requirement for a minimum amount.

      The Plans allow the service fee payments to be paid by the Distributor to Recipients in advance for the first year shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net assets of shares of that class sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of such advance payment to the Distributor.

      Although the Plans permit the Distributor to retain both the asset-based sales charge and the service fee, or to pay Recipients the service fee on a quarterly basis, without payment in advance, the Distributor presently intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Plans by the Board. Initially, the Board has set no minimum holding period. All payments under the Plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.


      For the fiscal year ended October 31, 1997 (i) payments made under the Class A Plan totaled $656,188, of which $147,485 was paid to a dealer affiliated with the Distributor, and no amount was retained by the Distributor, (ii) payments made under the Class B Plan totaled $473,134, of which $390,068 was retained by the Distributor and $15,758 was paid to a dealer affiliated with the Distributor and (iii) payments made under the Class C Plan totaled $173,642, of which $72,899 was retained by the Distributor and $24,479 was paid to a dealer affiliated with the Distributor. The Plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's expenses are more or less than the amounts paid by the Fund during that period. The asset-based sales charges paid to the Distributor by the Fund under the Plans are intended to allow the Distributor to recoup the cost of sales commissions paid to authorized brokers and dealers at the time of sale, plus financing costs, as described in the Prospectus. Such payments may also be used to pay for the following expenses in connection with the distribution of shares: (i) financing the advance of the service fee payment to Recipients under the Plans, (ii) compensation and expenses of personnel employed by the Distributor to support distribution of shares, and (iii) costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders).


ABOUT YOUR ACCOUNT

HOW TO BUY SHARES

ALTERNATIVE SALES ARRANGEMENTS - CLASS A, CLASS B AND CLASS C SHARES. The availability of three classes of shares permits an individual investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than another. The Distributor will generally not accept any order for $500,000 or more of Class B shares or $1 million or more of Class C shares, on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

     The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by incremental expenses borne solely by that class, respectively, including the asset-based sales charges to which Class B and Class C shares are subject.

      The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total net assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees,
(iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to Independent Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (a) Distribution and Service Plan fees, (b) incremental transfer and shareholder servicing agent fees and expenses, (c) registration fees and (d) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.


DETERMINATION OF NET ASSET VALUES PER SHARE. The net asset values per share of Class A, Class B and Class C shares of the Fund are determined as of the close of business of The New York Stock Exchange (the "Exchange") on each day that the Exchange is open, by dividing the value of the Fund's net assets attributable to that class by the total number of Fund shares of that class outstanding. The Exchange normally closes at 4:00 P.M. New York time, but may close earlier on some other days (for example, in case of weather emergencies or days falling before a holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. The Fund may invest a substantial portion of its assets in foreign securities primarily listed on foreign exchanges which may trade on Saturdays or customary U.S. business holidays on which the Exchange is closed. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset value per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

      The Trust's Board of Trustees has established procedures for the valuation of the Fund's securities, generally as follows: (i) equity securities traded on a U.S. securities exchange or on the Automated Quotation System ("NASDAQ") of the Nasdaq Stock Market, Inc. for which last sale information is regularly reported are valued at the last reported sale price on the principal exchange for such security or NASDAQ that day (the "Valuation Date") or, in the absence of sales that day, at the last reported sale price preceding the Valuation Date if it is within the spread of the closing "bid" and "asked" prices on the Valuation Date or, if not, the closing "bid" price on the Valuation Date; (ii) equity securities traded on a foreign securities exchange are valued generally at the last sales price available to the pricing service approved by the Trust's Board of Trustees or to the Manager as reported by the principal exchange on which the security is traded at its last trading session on or immediately preceding the Valuation Date, or, if unavailable, at the mean between "bid" and "asked" prices obtained from the principal exchange or two active market makers in the security on the basis of reasonable inquiry; (iii) a non-money market fund will value (x) debt instruments that had a maturity of more than 397 days when issued, (y) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity in excess of 60 days, and (z) non-money market type debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of sixty days or less, at the mean between "bid" and "asked" prices determined by a pricing service approved by the Trust's Board of Trustees or, if unavailable, obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (iv) money market-type debt securities held by a non-money market fund that had a maturity of less than 397 days when issued and have a remaining maturity of 60 days or less, and debt instruments held by a money market fund that have a remaining maturity of 397 days or less, shall be valued at cost, adjusted for amortization of premiums and accretion of discount; and (v) securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes (see (ii) and (iii) above), the security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available) provided that the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect the current market value.


      In the case of U.S. Government securities and mortgage-backed securities, where last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity and other special factors involved. The Manager may use any of the pricing services approved by the Board of Trustees to price U.S. Government securities or mortgage-backed securities for which last sale information is not generally available. The Manager will monitor the accuracy of such pricing services, which may include comparing prices used for portfolio evaluation to actual sales prices of selected securities.

      Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of the Exchange. Events affecting the values of foreign securities traded in such securities markets that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of its net asset value unless the Board of Trustees or the Manager, under procedures established by the Board, determines that the particular event is likely to effect a material change in the value of a security. Foreign currency, including forward contracts, will be valued at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service. The values of securities denominated in foreign currency will be converted to U.S. dollars at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service.

      Puts, calls and futures are valued at the last sale price on the principal exchanges on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, value shall be the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on NASDAQ on the valuation date, or, if not, value shall be the closing "bid" price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued at the mean between "bid" and "asked" prices obtained by the Manager from two active market makers (which in certain cases may be the "bid" price if no "asked" price is available).

      When the Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. Credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

ACCOUNTLINK. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

REDUCED SALES CHARGES. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Rights of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in the Prospectus because the Distributor or dealer or broker incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, parents, grandparents, parents-in- law, sons- and daughters-in-law, aunts, uncles, nieces and nephews, siblings, a sibling's spouse and a spouse's siblings. Relations by virtue of a remarriage (step-children, step-parents, etc.) are included.

      o THE OPPENHEIMER FUNDS. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:

      Oppenheimer Municipal  Bond Fund

      Oppenheimer New York Municipal Fund

      Oppenheimer California Municipal Fund

      Oppenheimer Intermediate Municipal Fund

      Oppenheimer Insured Municipal Fund
      Oppenheimer Main Street California Municipal Fund

      Oppenheimer Florida Municipal Fund

      Oppenheimer Pennsylvania Municipal Fund

      Oppenheimer New Jersey Municipal Fund

      Oppenheimer Discovery Fund

      Oppenheimer Capital Appreciation Fund

      Oppenheimer Growth Fund

      Oppenheimer Equity Income Fund

      Oppenheimer Multiple Strategies Fund

      Oppenheimer Total Return Fund, Inc.

      Oppenheimer Main Street Income & Growth Fund

      Oppenheimer High Yield Fund

      Oppenheimer Champion Income Fund

      Oppenheimer Bond Fund

      Oppenheimer U.S. Government Trust

      Oppenheimer Limited-Term Government Fund

      Oppenheimer Global Fund

      Oppenheimer Global Growth & Income Fund

      Oppenheimer Gold & Special Minerals Fund

      Oppenheimer Strategic Income Fund

      Oppenheimer International Bond Fund

      Oppenheimer International Growth Fund

      Oppenheimer Enterprise Fund

      Oppenheimer Quest Capital Value Fund

      Oppenheimer Quest Opportunity Value Fund

      Oppenheimer Quest Growth & Income Value Fund

      Oppenheimer Quest Small Cap Value Fund

      Oppenheimer Quest Officers Value Fund

      Oppenheimer Quest Global Value Fund, Inc.

      Oppenheimer Quest Value Fund, Inc.

      Limited-Term New York Municipal Fund

      Oppenheimer Bond Fund For Growth

      Rochester Fund Municipals

      Oppenheimer Disciplined Value Fund

      Oppenheimer Disciplined Allocation Fund

      Oppenheimer LifeSpan Balanced Fund

      Oppenheimer LifeSpan Income Fund

      Oppenheimer LifeSpan Growth Fund

      Oppenheimer Developing Markets Fund

      Oppenheimer Real Asset Fund

      Oppenheimer International Small Company Fund

      Oppenheimer MidCap Fund


and the following "Money Market Funds":

      Oppenheimer Money Market Fund, Inc.

      Oppenheimer Cash Reserves

      Centennial Money Market Trust
      Centennial Tax Exempt Trust

      Centennial Government Trust

      Centennial New York Tax Exempt Trust

      Centennial California Tax Exempt Trust

      Centennial America Fund, L.P.

      Daily Cash Accumulation Fund, Inc.


      There is an initial sales charge on the purchase of Class A shares of each the Oppenheimer funds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

      o LETTERS OF INTENT. A Letter of Intent ("Letter") is the investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares (or shares of either class) of the Fund (and other eligible Oppenheimer funds) during the 13-month period from the investor's first purchase pursuant to the Letter (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases (excluding any purchases made by reinvestment of dividends or distributions or purchases made at net asset value without sales charge), which together with the investor's holdings of such funds (calculated at their respective public offering prices calculated on the date of the Letter) will equal or exceed the amount specified in the Letter. This enables the investor to count the shares to be purchased under the Letter of Intent to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

     For purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchase amount under the Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      o TERMS OF ESCROW THAT APPLY TO LETTERS OF INTENT.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment purchase amount specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

      5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (c) Class A shares or Class B shares acquired in exchange for either (i) Class A shares sold with a front-end sales charge or Class B shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or
(ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

ASSET BUILDER PLANS. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds. If you make payments from your bank account to purchase shares of the Fund, your bank account will be automatically debited normally four to five days business days prior to the investment dates selected in the Account Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares resulting from delays in ACH transmission.

      There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

CANCELLATION OF PURCHASE ORDERS. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

RETIREMENT PLANS. In describing certain types of employee benefit plans that may purchase Class A shares without being subject to the Class A contingent differed sales charge, the term "employee benefit plan" means any plan or arrangement, whether or not "qualified" under the Internal Revenue Code, including, medical savings accounts, payroll deduction plans or similar plans in which Class A shares are purchased by a fiduciary or other person for the account of participants who are employees of a single employer or of affiliated employers, if the Fund account is registered in the name of the fiduciary or other person for the benefit of participants in the plan.

      The term "group retirement plan" means any qualified or non-qualified retirement plan (including 457 plans, SEPs, SARSEPs, 403(b) plans other than public school 403(b) plans, and SIMPLE plans) for employees of a corporation or a sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group or association has made special arrangements with the Distributor and all members of the group or association participating in or who are eligible to participate in the plan(s) purchase Class A shares of the Fund through a single investment dealer, broker, or other financial institution designated by the group. "Group retirement plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class A shares of the Fund through a single investment dealer, broker, or other financial institution, if that broker-dealer has made special arrangements with the Distributor enabling those plans to purchase Class A shares of the Fund at net asset value but subject to a contingent deferred sales charge.

      In addition to the discussion in the Prospectus relating to the ability of Retirement Plans to purchase Class A shares at net asset value in certain circumstances, there is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds by a Retirement Plan in the following cases: (i) the recordkeeping for the Retirement Plan is performed on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") and, on the date the plan sponsor signs the Merrill Lynch recordkeeping service agreement, the Retirement Plan has $3 million or more in assets invested in mutual funds other than those advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments"); or (ii) the recordkeeping for the Retirement Plan is performed on a daily valuation basis by an independent record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the Merrill Lynch record keeping service agreement, the Plan must have $3 million or more in assets, excluding assets held in money market funds, invested in Applicable Investments; or (iii) the Plan has 500 or more eligible employees, as determined by the Merrill Lynch plan conversion manager on the date the plan sponsor signs the Merrill Lynch record keeping service agreement.

      If a Retirement Plan's records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract or alliance arrangement with Merrill Lynch, and if on the date the plan sponsor signs the Merrill Lynch record keeping service agreement the Retirement Plan has less than $3 million in assets, excluding money market funds, invested in Applicable Investments, then the Retirement Plan may purchase only Class B shares of one or more of the Oppenheimer funds. Otherwise, the Retirement Plan will be permitted to purchase Class A shares of one or more of the Oppenheimer funds. Any of those Retirement Plans that currently invest in Class B shares of the Fund will have their Class B shares be converted to Class A shares of the Fund once the Plan's Applicable Investments have reached $5 million.

      Any redemptions of shares of the Fund held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch that are currently invested in Class B shares of the Fund shall not be subject to the Class B CDSC.

HOW TO SELL SHARES

      Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

      o INVOLUNTARY REDEMPTIONS. The Board of Directors has the right to cause the involuntary redemption of the shares held in any Fund account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board of Directors will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

REINVESTMENT PRIVILEGE. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares that you purchased subject to an initial sales charge or Class A contingent deferred sales charge, or (ii) Class B shares that were subject to the Class B contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

TRANSFERS OF SHARES. Shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B and Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

DISTRIBUTIONS FROM RETIREMENT PLANS. Requests for distributions from OppenheimerFunds- sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans, or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of the Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants, other than self-employed persons maintaining a plan account in their own name, in OppenheimerFunds-sponsored prototype pension or profit-sharing or 401(k) plans may not directly redeem or exchange shares held for their account under those plans. The employer or plan administrator must sign the request. Distributions from pension plans or 401(k) or profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

SPECIAL ARRANGEMENTS FOR REPURCHASE OF SHARES FROM DEALERS AND BROKERS. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. The shareholder should contact the broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order from the dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value, if the order was received by the dealer or broker from its customer prior to the time the Exchange closes (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature- guaranteed instructions. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular
additional  Class  A  share  purchases  while   participating  in  an  Automatic
Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans because of the imposition of the contingent deferred sales charges on such withdrawals (except where the Class B and Class C contingent deferred sales charges are waived as described in the Prospectus under "Waivers of Class B and Class C Contingent Deferred Sales Charges").

     By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

      o AUTOMATIC EXCHANGE PLANS. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

      o AUTOMATIC WITHDRAWAL PLANS. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment. It may not be desirable to purchase additional Class A shares while making automatic withdrawals because of the sales charges that apply to purchases when made. Accordingly, a shareholder normally may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases of Class A shares.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Transfer Agent nor the Fund shall incur any liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or ACH transfer payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

      The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend- reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

      To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

     If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

HOW TO EXCHANGE SHARES

      As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of the Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Centennial Money Market Trust, Centennial America Fund, L.P., and Daily Cash Accumulation Fund, Inc., which only offer Class A shares, and Oppenheimer Main Street California Municipal Fund which only offers Class A and Class B shares (Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds sponsored 401(k) plans). A current list showing which funds offer which classes can be obtained by calling the distributor at 1-800-525-7048.

      For accounts established on or before March 8, 1996 holding Class M shares of Oppenheimer Bond Fund for Growth, Class M shares can be exchanged only for Class A shares of other Oppenheimer funds. Exchanges to Class M shares of Oppenheimer Bond Fund for Growth are permitted from Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves that were acquired by exchange from Class M shares. Otherwise no exchanges of any class of any Oppenheimer fund into Class M shares are permitted.

      Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege.

      Shares of the Fund acquired by reinvestment of dividends or distributions from any other of the Oppenheimer funds (except Oppenheimer Cash Reserves) or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 12 months of the end of the calendar month of the initial purchase of the exchanged Class A shares (18 months if the shares were initially purchased prior to May 1, 1997), the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

      When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B and Class C contingent deferred sales charges will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. SHAREHOLDERS OWNING SHARES OF MORE THAN ONE CLASS MUST SPECIFY WHETHER THEY INTEND TO EXCHANGE CLASS A, CLASS B OR CLASS C SHARES.

      The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

     Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

DIVIDENDS, CAPITAL GAINS AND TAXES

TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. The Federal tax treatment of the Fund's dividends and capital gains distributions is explained in the Prospectus under the caption "Dividends, Capital Gains and Taxes." Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. In addition, the amount of dividends paid by the Fund which may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from its portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

      Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund will meet those requirements, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interest of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

      If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified during its last fiscal year, and intends to qualify in current and future years, but reserves the right not to do so. The Internal Revenue Code contains a number of complex tests to determine whether the Fund will qualify, and the Fund might not meet those tests in a particular year.

      The amount of a class's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements -- Class A, Class B and Class C Shares," above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower as a result of the asset-based sales charge on Class B and Class C shares, and Class B and Class C dividends will also differ in amount as a consequence of any difference in net asset value between the classes.

      Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. DIVIDEND REINVESTMENT IN ANOTHER FUND. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges," above, at net asset value without sales charge. To elect this option, a shareholder must notify the Transfer Agent in writing and either must have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from certain of the Oppenheimer funds may be invested in shares of this Fund on the same basis.

ADDITIONAL INFORMATION ABOUT THE FUND

     THE CUSTODIAN. State Street Bank and Trust Company acts as custodian of the assets of the Trust. The Fund's cash balances in excess of $100,000 are not protected by Federal deposit insurance. Such uninsured balances may be substantial.

      INDEPENDENT  ACCOUNTANTS.  Price  Waterhouse  LLP  serves as the  Fund's
independent   accountants.   Their  services  include   examining  the  annual
financial statements of the Fund as well as other related services.




                 25   Oppenheimer Quest Small Cap Value Fund

REPORT OF INDEPENDENT ACCOUNTANTS


================================================================================
To the Board of Trustees and Shareholders of Oppenheimer Quest for Value Funds

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Oppenheimer Quest Small Cap Value Fund (one of the portfolios constituting Oppenheimer Quest for Value Funds, hereafter referred to as the Fund), at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP
PRICE WATERHOUSE LLP

Denver, Colorado
November 21, 1997




                  8   Oppenheimer Quest Small Cap Value Fund

FINANCIALS
--------------------------------------------------------------------------------




                  9   Oppenheimer Quest Small Cap Value Fund

STATEMENT OF INVESTMENTS  October 31, 1997



                                                                                             MARKET VALUE
                                                                          SHARES             SEE NOTE 1

===========================================================================================================
COMMON STOCKS--86.5%
---------------------------------------------------------------------------------------------------------
BASIC MATERIALS--6.6%
---------------------------------------------------------------------------------------------------------
CHEMICALS--4.3%
McWhorter Technologies, Inc.(1)                                           155,600            $  4,016,425
---------------------------------------------------------------------------------------------------------
Schulman (A.), Inc.                                                       364,600               8,203,500
                                                                                            -------------
                                                                                               12,219,925

---------------------------------------------------------------------------------------------------------
METALS--1.1%
Chicago Bridge & Iron Co., NV                                             171,500               3,033,406
---------------------------------------------------------------------------------------------------------
PAPER--1.2%
Harland (John H.) Co.                                                      58,400               1,310,350
---------------------------------------------------------------------------------------------------------
Rock-Tenn Co., Cl. A                                                      110,700               2,220,919
                                                                                            -------------
                                                                                                3,531,269

---------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--13.4%
---------------------------------------------------------------------------------------------------------
AUTOS & HOUSING--5.6%
Borg-Warner Automotive, Inc.                                               72,200               3,934,900
---------------------------------------------------------------------------------------------------------
Champion Enterprises, Inc.(1)                                             272,500               4,785,781
---------------------------------------------------------------------------------------------------------
Harman International Industries, Inc.                                      49,700               2,683,800
---------------------------------------------------------------------------------------------------------
Security Capital Group, Inc.(1)                                             3,103               4,655,310
                                                                                            -------------
                                                                                               16,059,791

---------------------------------------------------------------------------------------------------------
MEDIA--2.6%
Bowne & Co., Inc.                                                          89,700               3,128,287
---------------------------------------------------------------------------------------------------------
Hollinger International, Inc.                                             320,700               4,189,144
                                                                                            -------------
                                                                                                7,317,431

---------------------------------------------------------------------------------------------------------
RETAIL: GENERAL--4.1%
Burlington Industries, Inc.(1)                                            111,100               1,659,556
---------------------------------------------------------------------------------------------------------
Guilford Mills, Inc.                                                      180,100               4,299,887
---------------------------------------------------------------------------------------------------------
WestPoint Stevens, Inc.(1)                                                141,600               5,805,600
                                                                                            -------------
                                                                                               11,765,043

---------------------------------------------------------------------------------------------------------
RETAIL: SPECIALTY--1.1%
Jostens, Inc.                                                             134,900               3,144,856
---------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--10.2%
---------------------------------------------------------------------------------------------------------
BEVERAGES--0.0%
Beringer Wine Estates Holdings, Inc., Cl. B(1)                              4,800                 148,800
---------------------------------------------------------------------------------------------------------
FOOD--1.6%
Triarc Cos.(1)                                                            205,200               4,642,650



                   10   Oppenheimer Quest Small Cap Value Fund

                                                                                             MARKET VALUE
                                                                          SHARES             SEE NOTE 1
---------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--3.6%
Dentsply International, Inc.                                              129,000            $  3,660,375
---------------------------------------------------------------------------------------------------------
SpaceLabs Medical, Inc.(1)                                                141,100               3,121,837
---------------------------------------------------------------------------------------------------------
Trigon Healthcare, Inc.(1)                                                141,100               3,448,131
                                                                                            -------------
                                                                                               10,230,343

---------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES--5.0%
CorVel Corp.(1)                                                           136,800               5,403,600
---------------------------------------------------------------------------------------------------------
Magellan Health Services, Inc.(1)                                         240,800               6,938,050
---------------------------------------------------------------------------------------------------------
Vital Signs, Inc.                                                         109,800               2,127,375
                                                                                            -------------
                                                                                               14,469,025

---------------------------------------------------------------------------------------------------------
ENERGY--4.8%
---------------------------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS--2.5%
Newfield Exploration Co.(1)                                                32,300                 876,137
---------------------------------------------------------------------------------------------------------
St. Mary Land & Exploration Co.                                           152,100               6,198,075
                                                                                            -------------
                                                                                                7,074,212

---------------------------------------------------------------------------------------------------------
OIL-INTEGRATED--2.3%
KCS Energy, Inc.                                                          102,900               2,707,556
---------------------------------------------------------------------------------------------------------
Nuevo Energy Co.(1)                                                        97,200               4,027,725
                                                                                            -------------
                                                                                                6,735,281

---------------------------------------------------------------------------------------------------------
FINANCIAL--13.7%
---------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--1.8%
BA Merchant Services, Inc., A Shares(1)                                   205,100               3,063,681
---------------------------------------------------------------------------------------------------------
MoneyGram Payment Systems, Inc.(1)                                        150,200               2,149,737
                                                                                            -------------
                                                                                                5,213,418

---------------------------------------------------------------------------------------------------------
INSURANCE--11.9%
CNA Surety Corp.(1)                                                       276,900               4,205,419
---------------------------------------------------------------------------------------------------------
Delphi Financial Group, Inc., Cl. A                                        91,330               3,767,362
---------------------------------------------------------------------------------------------------------
E.W. Blanch Holdings, Inc.                                                207,500               6,951,250
---------------------------------------------------------------------------------------------------------
Enhance Financial Services Group, Inc.                                     53,500               2,825,469
---------------------------------------------------------------------------------------------------------
Gryphon Holdings, Inc.(1)                                                 195,900               3,158,887
---------------------------------------------------------------------------------------------------------
Horace Mann Educators Corp.                                                63,800               3,588,750
---------------------------------------------------------------------------------------------------------
RenaissanceRe Holdings Ltd.                                                87,700               3,814,950
---------------------------------------------------------------------------------------------------------
United Wisconsin Services, Inc.                                           203,900               5,670,969
                                                                                            -------------
                                                                                               33,983,056

---------------------------------------------------------------------------------------------------------
INDUSTRIAL--17.7%
---------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--2.1%
AMETEK, Inc.                                                              101,400               2,389,238
---------------------------------------------------------------------------------------------------------
Oak Industries, Inc.(1)                                                   121,900               3,497,006
                                                                                            -------------
                                                                                                5,886,244



                   11   Oppenheimer Quest Small Cap Value Fund

                                                                                            MARKET VALUE
                                                                           SHARES           SEE NOTE 1
---------------------------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS--1.2%
Dal-Tile International, Inc.(1)                                             73,100          $     808,669
---------------------------------------------------------------------------------------------------------
Interpool, Inc.                                                            166,200              2,659,200
                                                                                            -------------
                                                                                                3,467,869

---------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--3.8%
Culligan Water Technologies, Inc.(1)                                       10,647                 453,828
---------------------------------------------------------------------------------------------------------
Lydall, Inc.(1)                                                           278,600               5,711,300
---------------------------------------------------------------------------------------------------------
National Data Corp.                                                        70,100               2,589,319
---------------------------------------------------------------------------------------------------------
National Patent Development Corp.(1)                                      155,400               2,165,888
                                                                                            -------------
                                                                                               10,920,335

---------------------------------------------------------------------------------------------------------
MANUFACTURING--10.6%
Baldwin Technology Co., Inc., Cl. A(1)                                    677,200               3,301,350
---------------------------------------------------------------------------------------------------------
EASCO, Inc.                                                               165,400               2,005,475
---------------------------------------------------------------------------------------------------------
Flowserve Corp.                                                           198,800               5,914,300
---------------------------------------------------------------------------------------------------------
JLG Industries, Inc.                                                      184,600               2,342,113
---------------------------------------------------------------------------------------------------------
OmniQuip International, Inc.                                              202,000               3,383,500
---------------------------------------------------------------------------------------------------------
Paxar Corp.(1)                                                            366,900               6,237,300
---------------------------------------------------------------------------------------------------------
Roper Industries, Inc.                                                     52,600               1,403,763
---------------------------------------------------------------------------------------------------------
United Dominion Industries Ltd.                                            73,100               1,909,738
---------------------------------------------------------------------------------------------------------
Varlen Corp.                                                               13,100                 494,525
---------------------------------------------------------------------------------------------------------
Watts Industries, Inc., Cl. A                                             136,200               3,456,075
                                                                                            -------------
                                                                                               30,448,139

---------------------------------------------------------------------------------------------------------
TECHNOLOGY--16.9%
---------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE--2.2%
Kaydon Corp.                                                              122,400               3,717,900
---------------------------------------------------------------------------------------------------------
Tracor, Inc.(1)                                                            93,200               2,493,100
                                                                                            -------------
                                                                                                6,211,000

---------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE--6.0%
Auspex Systems, Inc.(1)                                                   526,500               6,120,563
---------------------------------------------------------------------------------------------------------
Wang Laboratories, Inc.(1)                                                476,200              11,012,125
                                                                                            -------------
                                                                                               17,132,688

---------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES--3.9%
BancTec, Inc.(1)                                                          168,000               3,843,000
---------------------------------------------------------------------------------------------------------
BDM International, Inc.(1)                                                 84,500               1,869,563
---------------------------------------------------------------------------------------------------------
BISYS Group, Inc. (The)(1)                                                179,500               5,586,938
                                                                                            -------------
                                                                                               11,299,501



                   12   Oppenheimer Quest Small Cap Value Fund

                                                                                             MARKET VALUE
                                                                          SHARES             SEE NOTE 1
---------------------------------------------------------------------------------------------------------
ELECTRONICS--2.2%
Exar Corp.(1)                                                             147,100            $  3,530,400
---------------------------------------------------------------------------------------------------------
Watkins-Johnson Co.                                                        88,200               2,734,200
                                                                                            -------------
                                                                                                6,264,600

---------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY--2.6%
CommScope, Inc.(1)                                                        284,800               3,132,800
---------------------------------------------------------------------------------------------------------
TCA Cable TV, Inc.                                                        102,600               4,232,250
                                                                                            -------------
                                                                                                7,365,050

---------------------------------------------------------------------------------------------------------
UTILITIES--3.2%
---------------------------------------------------------------------------------------------------------
GAS UTILITIES--1.9%
Cabot Oil & Gas Corp., Cl. A                                              228,500               5,484,000
---------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES--1.3%
ACC Corp.(1)                                                               92,800               3,677,200
                                                                                            -------------
Total Common Stocks (Cost $208,114,289)                                                       247,725,132


                                                                        FACE
                                                                        AMOUNT
=========================================================================================================
SHORT-TERM NOTES--13.3%(2)
---------------------------------------------------------------------------------------------------------
Deere (John) Capital Corp.:
5.47%, 11/6/97                                                          $1,741,000              1,739,677
5.48%, 11/24/97                                                          8,998,000              8,966,497
---------------------------------------------------------------------------------------------------------
Federal Home Loan Bank, 5.50%, 11/3/97                                   6,275,000              6,273,083
---------------------------------------------------------------------------------------------------------
Ford Motor Credit Corp., 5.50%, 11/5/97                                  1,786,000              1,784,909
---------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 5.51%, 12/1/97                          5,708,000              5,681,696
---------------------------------------------------------------------------------------------------------
Household Finance Corp., 5.49%, 11/13/97                                 3,930,000              3,922,808
---------------------------------------------------------------------------------------------------------
IBM Credit Corp.:
5.50%, 11/10/97                                                          1,071,000              1,069,527
5.50%, 11/3/97                                                           7,500,000              7,497,729
---------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 5.53%, 11/5/97                                  991,000                990,391
                                                                                             ------------
Total Short-Term Notes (Cost $37,926,317)                                                      37,926,317
---------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $246,040,606)                               99.8%           285,651,449
---------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                0.2                587,910
                                                                        ----------           ------------
NET ASSETS                                                                   100.0%          $286,239,359
                                                                        ==========           ============


1. Non-income producing security.

2. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.


                   13   Oppenheimer Quest Small Cap Value Fund

STATEMENT OF ASSETS AND LIABILITIES   October 31, 1997



==================================================================================================================
ASSETS
Investments, at value (cost $246,040,606)--see accompanying statement                                 $285,651,449
------------------------------------------------------------------------------------------------------------------
Receivables:
Shares of beneficial interest sold                                                                       3,236,709
Investments sold                                                                                           651,984
Interest and dividends                                                                                      61,920
------------------------------------------------------------------------------------------------------------------
Other                                                                                                        3,055
                                                                                                      ------------
Total assets                                                                                           289,605,117

==================================================================================================================
LIABILITIES
Bank overdraft                                                                                              59,876
------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                                    1,580,048
Shares of beneficial interest redeemed                                                                   1,519,364
Distribution and service plan fees                                                                          60,737
Transfer agent and accounting services fees                                                                 20,458
Other                                                                                                      125,275
                                                                                                      ------------
Total liabilities                                                                                        3,365,758

==================================================================================================================
NET ASSETS                                                                                            $286,239,359
                                                                                                      ============

==================================================================================================================
COMPOSITION OF NET ASSETS
Par value of shares of beneficial interest                                                            $    129,536
------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                             221,279,505
------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions                                                25,219,475
------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                                                      39,610,843
                                                                                                      ------------
Net assets                                                                                            $286,239,359
                                                                                                      ============

                   14   Oppenheimer Quest Small Cap Value Fund

=============================================================================================================
NET ASSET VALUE PER SHARE

Class A Shares:
Net asset value and redemption price per share (based on net assets
of $181,972,857 and 8,174,792 shares of beneficial interest outstanding)                               $22.26
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                                            $23.62

-------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $79,754,417 and 3,654,046 shares of beneficial interest outstanding)                                $21.83

-------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $24,512,085 and 1,124,775 shares of beneficial interest outstanding)                                $21.79

See accompanying Notes to Financial Statements.


                   15   Oppenheimer Quest Small Cap Value Fund

STATEMENT OF OPERATIONS  For the Year Ended October 31, 1997



=====================================================================================================================
INVESTMENT INCOME
Interest                                                                                                 $ 1,550,682
--------------------------------------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $9,430)                                                     1,319,016
                                                                                                         -----------
Total income                                                                                               2,869,698

====================================================================================================================
EXPENSES
Management fees--Note 4                                                                                    1,959,159
--------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                                                      656,188
Class B                                                                                                      473,134
Class C                                                                                                      173,642
--------------------------------------------------------------------------------------------------------------------
Transfer agent and accounting services fees--Note 4                                                          290,422
--------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                          124,984
--------------------------------------------------------------------------------------------------------------------
Registration and filing fees                                                                                  53,099
--------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                   27,684
--------------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                                   18,087
--------------------------------------------------------------------------------------------------------------------
Legal and auditing fees                                                                                       17,011
--------------------------------------------------------------------------------------------------------------------
Other                                                                                                         26,009
                                                                                                         -----------
Total expenses                                                                                             3,819,419

====================================================================================================================
NET INVESTMENT LOSS                                                                                         (949,721)

====================================================================================================================
REALIZED AND UNREALIZED GAIN
Net realized gain on investments                                                                          26,283,370
--------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments                                      26,186,257
                                                                                                         -----------
Net realized and unrealized gain                                                                          52,469,627

====================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                     $51,519,906
                                                                                                         ===========


See accompanying Notes to Financial Statements.



                   16   Oppenheimer Quest Small Cap Value Fund

STATEMENT OF CHANGES IN NET ASSETS


                                                                                        YEAR ENDED OCTOBER 31,
                                                                                        1997                   1996
===========================================================================================================================
OPERATIONS
Net investment loss                                                                     $   (949,721)          $    (16,011)
---------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                         26,283,370             19,244,292
---------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                                     26,186,257              4,837,245
                                                                                        ------------           ------------
Net increase in net assets resulting from operations                                      51,519,906             24,065,526

===========================================================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                                                           --               (758,969)
Class B                                                                                           --                (44,363)
Class C                                                                                           --                (29,083)
---------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                                  (12,867,588)            (6,609,655)
Class B                                                                                   (4,078,752)            (1,335,461)
Class C                                                                                   (1,743,582)              (506,878)

===========================================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase (decrease) in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                                                   56,911,663            (24,805,861)
Class B                                                                                   41,289,209              4,861,970
Class C                                                                                    8,515,292              3,040,987

===========================================================================================================================
NET ASSETS
Total increase (decrease)                                                                139,546,148             (2,121,787)
---------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                      146,693,211            148,814,998
                                                                                        ------------           ------------
End of period                                                                           $286,239,359           $146,693,211
                                                                                        ============           ============

See accompanying Notes to Financial Statements.


                   17   Oppenheimer Quest Small Cap Value Fund

FINANCIAL HIGHLIGHTS


                                                  CLASS A
                                                  ----------------------------------------------------------------------------
                                                  YEAR ENDED OCTOBER 31,
                                                  1997           1996(2)           1995             1994             1993
==============================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                $19.03         $17.31            $16.33           $17.68            $14.60
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from
investment operations:
Net investment
income (loss)                                         (.07)           .03               .11(3)          (.03)(3)          (.04)(3)
Net realized and unrealized gain                      5.66           2.79              1.29              .01              4.26
                                                    ------         ------            ------           ------            ------
Total income (loss) from
investment operations                                 5.59           2.82              1.40             (.02)             4.22

------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions
to shareholders:
Dividends from net
investment income                                       --           (.11)               --               --                --
Distributions from net
realized gain                                        (2.36)          (.99)             (.42)           (1.33)            (1.14)
                                                    ------         ------            ------           ------            ------
Total dividends and distributions
to shareholders                                      (2.36)         (1.10)             (.42)           (1.33)            (1.14)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $22.26         $19.03            $17.31           $16.33            $17.68
                                                    ======         ======            ======           ======            ======

==============================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)                  32.72%         17.17%             8.82%            0.04%            30.21%

==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
period (in thousands)                             $181,973       $102,746          $116,307         $120,102          $104,898
------------------------------------------------------------------------------------------------------------------------------
Average net assets
(in thousands)                                    $131,503       $117,765          $119,440         $115,276          $ 75,500
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                         (0.32)%         0.11%             0.67%           (0.14)%           (0.36)%
Expenses                                              1.78%          1.90%             1.80%            1.88%             1.89%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                            82.1%          70.4%             76.0%            67.0%             74.0%
Average brokerage commission rate(7)               $0.0550        $0.0515                --               --                --


1. For the period from September 1, 1993 (inception of offering) to October 31, 1993.

2. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.

3. Based on average shares outstanding for the period.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

5. Annualized.


                   18   Oppenheimer Quest Small Cap Value Fund

CLASS B                                                            CLASS C
-------------------------------------------------------------      ----------------------------------------------------------
YEAR ENDED OCTOBER 31,                                             YEAR ENDED OCTOBER 31,
1997          1996(2)      1995          1994         1993(1)      1997         1996(2)      1995         1994        1993(1)
=============================================================================================================================
 $18.79        $17.11       $16.24        $17.66       $17.19       $18.76      $17.11       $16.23       $17.67       $17.19
-----------------------------------------------------------------------------------------------------------------------------


   (.05)         (.06)         .02(3)       (.11)(3)     (.02)(3)     (.08)       (.05)         .01(3)      (.13)(3)     (.02)(3)
   5.45          2.76         1.27           .02          .49         5.47        2.75         1.29          .02          .50
-------        ------       ------        ------       ------      -------      ------       ------       ------       ------

   5.40          2.70         1.29          (.09)         .47         5.39        2.70         1.30         (.11)         .48
-------------------------------------------------------------      ----------------------------------------------------------

     --          (.03)          --            --           --           --        (.06)          --           --           --

  (2.36)         (.99)        (.42)        (1.33)          --        (2.36)       (.99)        (.42)       (1.33)          --
-------        ------       ------        ------       ------      -------      ------       ------       ------       ------

  (2.36)        (1.02)        (.42)        (1.33)          --        (2.36)      (1.05)        (.42)       (1.33)          --
-----------------------------------------------------------------------------------------------------------------------------
 $21.83        $18.79       $17.11        $16.24       $17.66       $21.79      $18.76       $17.11       $16.23       $17.67
=======        ======       ======        ======       ======      =======     =======      =======       ======       ======

=============================================================================================================================
  32.05%        16.57%        8.17%        (0.39)%       2.73%     32.05%      16.55%        8.24%       (0.51)%       2.79%

=============================================================================================================================


$79,754       $30,766      $23,440       $16,144       $1,754      $24,512     $13,181       $9,068       $3,344         $235
-----------------------------------------------------------------------------------------------------------------------------

$47,462       $26,478      $20,105       $ 9,401       $  934      $17,401     $11,501       $6,114       $1,381         $138
-----------------------------------------------------------------------------------------------------------------------------

  (0.80)%       (0.37)%       0.09%        (0.70)%      (1.15)%(5)   (0.81)%     (0.40)%       0.08%       (0.81)%      (1.20)%(5)
   2.27%         2.38%        2.37%         2.48%        2.57%(5)     2.28%       2.40%        2.38%        2.59%        2.57%(5)
-----------------------------------------------------------------------------------------------------------------------------
   82.1%         70.4%        76.0%         67.0%        74.0%        82.1%       70.4%        76.0%        67.0%        74.0%
$0.0550       $0.0515           --            --           --      $0.0550     $0.0515           --           --           --


6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1997 were $202,399,264 and $142,092,083, respectively.

7. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.




                  19    Oppenheimer Quest Small Cap Value Fund

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Quest Small Cap Value Fund (the Fund), a series of Oppenheimer Quest for Value Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation. It is the intention of the Fund to invest in a diversified portfolio which under normal conditions will have at least 65% of its assets invested in equity securities of companies with market capitalizations under $1 billion. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost
(or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


                  20    Oppenheimer Quest Small Cap Value Fund

================================================================================
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes due to capital loss carryforwards. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

         The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 1997, amounts have been reclassified to reflect a decrease in accumulated net realized gain on investments of $949,722. Distributions in excess of net investment income were decreased by the same amount.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Interest income is accrued on a daily basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.





                 21   Oppenheimer Quest Small Cap Value Fund

================================================================================

2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                         YEAR ENDED OCTOBER 31, 1997          YEAR ENDED OCTOBER 31, 1996
                                         ----------------------------         ---------------------------------
                                         SHARES           AMOUNT              SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------
Class A:
Sold                                      4,335,222       $ 89,701,871         1,937,231        $ 35,893,630
Dividends and distributions
reinvested                                  702,966         12,330,011           420,196           7,076,100
Redeemed                                 (2,262,183)       (45,120,219)       (3,676,057)        (67,775,591)
                                         ----------       ------------        ----------        ------------
Net increase (decrease)                   2,776,005       $ 56,911,663        (1,318,630)       $(24,805,861)
                                         ==========       ============        ==========        ============

---------------------------------------------------------------------------------------------------------------
Class B:
Sold                                      2,332,167       $ 48,062,468           551,514         $10,124,916
Dividends and distributions
reinvested                                  224,295          3,875,823            78,798           1,315,750
Redeemed                                   (539,908)       (10,649,082)         (362,432)         (6,578,696)
                                         ----------       ------------        ----------        ------------
Net increase                              2,016,554       $ 41,289,209           267,880        $  4,861,970
                                         ==========       ============        ==========        ============

---------------------------------------------------------------------------------------------------------------
Class C:
Sold                                        824,415       $ 16,750,151           389,343        $  7,061,411
Dividends and distributions
reinvested                                   98,870          1,705,500            31,101             518,457
Redeemed                                   (501,181)        (9,940,359)         (247,719)         (4,538,881)
                                         ----------       ------------        ----------        ------------
Net increase                                422,104       $  8,515,292           172,725        $  3,040,987
                                         ==========       ============        ==========        ============

================================================================================
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At October 31, 1997, net unrealized appreciation on investments of $39,610,843 was composed of gross appreciation of $43,885,923, and gross depreciation of $4,275,080.





                 22   Oppenheimer Quest Small Cap Value Fund

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.00% of the first $400 million of average annual net assets, 0.90% of the next $400 million, and 0.85% of average annual net assets over $800 million. The Manager acts as the accounting agent for the Fund at an annual fee of $55,000, plus out-of-pocket costs and expenses reasonably incurred.

         The Manager pays OpCap Advisors (the Sub-Advisor) based on the fee schedule set forth in the Prospectus. For the year ended October 31, 1997, the Manager paid $739,156 to the Sub-Advisor. On February 13, 1997 PIMCO Advisors L.P., signed a definitive agreement with Oppenheimer Group, Inc. and its subsidiary Oppenheimer Financial Corp. for PIMCO Advisors L.P. and its affiliate, Thomson Advisory Group, Inc., to acquire the one-third managing general partner interest in Oppenheimer Capital (the parent of OpCap Advisors) and the 1.0% general interest in Oppenheimer Capital L.P.

         For the year ended October 31, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $765,109, of which $219,548 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by affiliated broker/dealers. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $1,252,080 and $104,474, of which $62,365 and $2,223, respectively, were paid to an affiliated broker/dealer. During the year ended October 31, 1997, OFDI received contingent deferred sales charges of $89,524 and $9,244, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

         OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. The Fund pays OFS an annual maintenance fee of $14.85 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the year ended October 31, 1997, the Fund paid OFS $219,098.





                 23   Oppenheimer Quest Small Cap Value Fund

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES  (CONTINUED)

The Fund has adopted a Distribution and Service Plan for Class A shares to compensate OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to OFDI of 0.25% per year on Class A shares. The Fund also pays a service fee to OFDI of 0.25% per year. Both fees are computed on the average annual net assets of Class A shares of the Fund, determined as of the close of each regular business day. OFDI uses all of the service fee and a portion of the asset-based sales charge to compensate brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. OFDI retains the balance of the asset-based sales charge to reimburse itself for its other expenditures under the Plan. During the year ended October 31, 1997, OFDI paid $147,485 to an affiliated broker/dealer as compensation for Class A personal service and maintenance expenses.

         The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and C shares. Each fee is computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended October 31, 1997, OFDI paid $15,758 and $24,479, respectively, to an affiliated broker/dealer as compensation for Class B and Class C personal service and maintenance expenses and retained $390,068 and $72,899, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At October 31, 1997, OFDI had incurred unreimbursed expenses of $1,086,533 for Class B and $148,557 for Class C.





                    24   Oppenheimer Quest Small Cap Value Fund

================================================================================
5. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

         The Fund had no borrowings outstanding during the year ended October 31, 1997.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

BOND RATINGS

o MOODY'S INVESTORS SERVICE, INC.

AAA: Bonds which are rated "Aaa" are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of "Aaa" securities.

A: Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper- medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds which are rated "Baa" are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

BA: Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered well- assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated "B" generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated "Caa" are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated "Ca" represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds which are rated "C" can be regarded as having extremely poor prospects of ever retaining any real investment standing.

o STANDARD & POOR'S CORPORATION

AAA: "AAA" is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

A: Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of change in circumstances and economic conditions.

BBB: Bonds rated "BBB" are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the "A" category.

BB, B, CCC, CC: Bonds rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C, D: Bonds on which no interest is being paid are rated "C." Bonds rated "D" are in default and payment of interest and/or repayment of principal is in arrears.

o FITCH INVESTORS SERVICE, INC.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate.
Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity through the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery of these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

SHORT-TERM DEBT RATINGS.

o MOODY'S INVESTORS SERVICE, INC. The following rating designations for commercial paper (defined by Moody's as promissory obligations not having original maturity in excess of nine months), are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers:

PRIME-1: Superior capacity for repayment. Capacity will normally be evidenced by the following characteristics: (a) leveling market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earning coverage of fixed financial charges and high internal cash generation; and (e) well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Moody's ratings for state and municipal short-term obligations are designated "Moody's Investment Grade" ("MIG"). Short-term notes which have demand features may also be designated as "VMIG". These rating categories are as follows:

MIG1/VMIG1: Best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG2/VMIG2: High quality. Margins of protection are ample although not so large as in the preceding group.

o STANDARD & POOR'S CORPORATION ("S&P"): The following ratings by S&P for commercial paper (defined by S&P as debt having an original maturity of no more than 365 days) assess the likelihood of payment:

A-1: Strong capacity for timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Satisfactory capacity for timely payment. However, the relative degree of safety is not as high as for issues designated "A-1".

S&P'S RATINGS FOR MUNICIPAL NOTES DUE IN THREE YEARS OR LESS ARE:

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2:  Satisfactory capacity to pay principal and interest.


S&P assigns "dual ratings" to all municipal debt issues that have a demand or double feature as part of their provisions. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. With short-term demand debt, S&P's note rating symbols are used with the commercial paper symbols (for example, "SP-1+/A-1+").

o FITCH INVESTORS SERVICE, INC. Fitch assigns the following short-term ratings to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes:

F-1+: Exceptionally strong credit quality; the strongest degree of assurance for timely payment.

F-1: Very strong credit quality; assurance of timely payment is only slightly less in degree than issues rated "F-1+".

F-2: Good credit quality; satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or "F-1" ratings.

o DUFF & PHELPS, INC. The following ratings are for commercial paper (defined by Duff & Phelps as obligations with maturities, when issued, of under one year), asset-backed commercial paper, and certificates of deposit (the ratings cover all obligations of the institution with maturities, when issued, of under one year, including bankers' acceptance and letters of credit):

DUFF 1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

DUFF 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

DUFF 1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. DUFF 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

o IBCA LIMITED OR ITS AFFILIATE IBCA INC. Short-term ratings, including commercial paper (with maturities up to 12 months), are as follows:

A1+:  Obligations supported by the highest capacity for timely repayment.

A1: Obligations supported by a very strong capacity for timely repayment.

A2: Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

o THOMSON BANKWATCH, INC. The following short-term ratings apply to commercial paper, certificates of deposit, unsecured notes, and other securities having a maturity of one year or less.

TBW-1: The highest category; indicates the degree of safety regarding timely repayment of principal and interest is very strong.

TBW-2: The second highest rating category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

                                   APPENDIX B

                       CORPORATE INDUSTRY CLASSIFICATIONS


Aerospace/Defense

Air Transportation

Auto Parts Distribution

Automotive

Bank Holding Companies

Banks

Beverages

Broadcasting

Broker-Dealers

Building Materials

Cable Television

Chemicals

Commercial Finance

Computer Hardware

Computer Software

Conglomerates

Consumer Finance

Containers

Convenience Stores

Department Stores

Diversified Financial

Diversified Media

Drug Stores

Drug Wholesalers

Durable Household Goods

Education

Electric Utilities

Electrical Equipment

Electronics

Energy Services & Producers

Entertainment/Film

Environmental


Food

Gas Utilities

Gold

Health Care/Drugs

Health Care/Supplies & Services

Homebuilders/Real Estate

Hotel/Gaming

Industrial Services

Information Technology

Insurance

Leasing & Factoring

Leisure

Manufacturing

Metals/Mining

Nondurable Household Goods

Oil - Integrated

Paper

Publishing/Printing

Railroads

Restaurants

Savings & Loans

Shipping

Special Purpose Financial

Specialty Retailing

Steel

Supermarkets

Telecommunications - Technology

Telephone - Utility

Textile/Apparel

Tobacco

Toys

Trucking

Wireless Services




                                       B-1

OPPENHEIMER QUEST SMALL CAP VALUE FUND
Two World Trade Center
New York, New York 10048-0203
1-800-525-7048

INVESTMENT ADVISER
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

SUB-ADVISER
OpCap Advisors
One World Financial Center
New York, New York 10281

DISTRIBUTOR
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

TRANSFER AGENT
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

CUSTODIAN OF PORTFOLIO SECURITIES
State Street Bank and Trust Company
P.O. Box 8505
Boston, Massachusetts 02266-8505

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
950 Seventeenth Street
Denver, Colorado 80202

LEGAL COUNSEL
Gordon Altman Butowsky Weitzen
  Shalov & Wein
114 West 47th Street
New York, New York 10036




prosp\251sai.#3

OPPENHEIMER
QUEST GROWTH & INCOME VALUE FUND

Prospectus dated January 26, 1998

OPPENHEIMER QUEST GROWTH & INCOME VALUE FUND is a mutual fund that seeks to achieve a combination of growth of capital and investment income with growth of capital as the primary objective. The Fund seeks its investment objective through investments in securities that are believed to be undervalued in the marketplace and to offer the possibility of increased value. Ordinarily, the Fund invests its assets in common stocks (with an emphasis on dividend paying stocks), preferred stocks, securities convertible into common stock, and debt securities. The Fund may invest up to 25% of its total assets in lower-grade, high-yield debt securities. In an uncertain investment environment, the Fund may stress defensive investment methods. Please refer to "Investment Objective and Policies" for more information about the types of securities in which the Fund invests, and refer to "Investment Risks" for a discussion of the risks of investing in the Fund.

      This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the January 26, 1998 Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).


                                                       (OPPENHEIMERFUNDS LOGO)


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE F.D.I.C. OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS

            ABOUT THE FUND

            EXPENSES
            A BRIEF OVERVIEW OF THE FUND
            FINANCIAL HIGHLIGHTS
            INVESTMENT OBJECTIVE AND POLICIES
            INVESTMENT RISKS
            INVESTMENT TECHNIQUES AND STRATEGIES
            HOW THE FUND IS MANAGED
            PERFORMANCE OF THE FUND



            ABOUT YOUR ACCOUNT

            HOW TO BUY SHARES
            Class A Shares
            Class B Shares
            Class C Shares
            SPECIAL INVESTOR SERVICES
            AccountLink
            Automatic Withdrawal and Exchange Plans
            Reinvestment Privilege
            Retirement Plans
            HOW TO SELL SHARES
            By Mail
            By Telephone
            HOW TO EXCHANGE SHARES
            SHAREHOLDER ACCOUNT RULES AND POLICIES
            DIVIDENDS, CAPITAL GAINS AND TAXES

            APPENDIX A: SPECIAL SALES CHARGE ARRANGEMENTS FOR SHAREHOLDERS OF THE FORMER QUEST FOR VALUE FUNDS

            APPENDIX B: DESCRIPTION OF RATINGS

A B O U T  T H E  F U N D

EXPENSES

      The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you will bear indirectly. The numbers below are based on the Fund's expenses during its last fiscal year ended October 31, 1997.

      O SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account" starting on page __ for an explanation of how and when these charges apply.

                                       CLASS A      CLASS B                CLASS C
                                       SHARES       SHARES                 SHARES
------------------------------------------------------------------------------

Maximum Sales                          5.75%        None                   None
Charge on Purchases
(as a % of offering price)
------------------------------------------------------------------------------

Maximum Deferred Sales Charge          None(1)      5% in the first        1% if
(as a % of the lower of the                         year, declining        shares are
original offering price or                          to 1% in the           redeemed
redemption proceeds)                                sixth year and         within 12
                                                    eliminated             months of
                                                    thereafter(2)          purchase(2)
------------------------------------------------------------------------------

Maximum Sales Charge on                None         None                   None
Reinvested Dividends
------------------------------------------------------------------------------

Exchange Fee                           None         None                   None
------------------------------------------------------------------------------

Redemption Fee                         None(3)      None(3)                None(3)


(1)If you invest $1 million or more ($500,000 or more for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge" on page _____) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 12 calendar months (18 months for shares purchased prior to May 1, 1997)from the end of the calendar month during which you purchased those shares. See "How to Buy Shares - Buying Class A Shares," below.

(2)See "How to Buy Shares - Buying Class B Shares" and "How to Buy Shares Buying Class C Shares" below, for more information on the contingent deferred sales charges.

(3) There is a $10 transaction fee for redemptions paid by Federal Funds wire, but not for redemptions paid by ACH transfer through AccountLink.

      O ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and represent the Fund's expenses of operating its business. For example, the Fund pays management fees to its investment adviser, OppenheimerFunds, Inc. (referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds the Fund's portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

    ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                        CLASS A           CLASS B           CLASS C
                        SHARES            SHARES            SHARES
------------------------------------------------------------------------------


Management Fees         0.85%             0.85%             0.85%

------------------------------------------------------------------------------

12b-1 Distribution

Plan Fees               0.40%             1.00%             1.00%

------------------------------------------------------------------------------


Other Expenses          0.33%             0.32%             0.32%

------------------------------------------------------------------------------

Total Fund

Operating Expenses      1.58%             2.17%             2.17%

------------------------------------------------------------------------------


      The numbers in the chart above are based upon the Fund's expenses in its last fiscal year ended October 31, 1997. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The "12b-1 Distribution Plan Fees" for Class A shares are service fees (the maximum fee is 0.25% of average annual net assets of that class), and the asset-based sales charge of 0.15% of the average annual net assets of that class. For Class B and Class C shares, the "12b-1 Distribution Plan Fees" are the service fees (the maximum fee is 0.25% of the average annual net assets of those classes) and the asset-based sales charge of 0.75% of the average annual net assets of the class. These plans are described in greater detail in "How to Buy Shares."

      The actual expenses for each class of shares in future years may be more or less than the numbers in the chart, depending on a number of factors, including changes in the actual value of the Fund's assets represented by each class of shares.

      O EXAMPLES. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses chart above and that Class B shares automatically convert into Class A shares six years after purchase. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                       1 YEAR      3 YEARS      5 YEARS       10 YEARS*
------------------------------------------------------------------------------


Class A Shares         $73         $105         $139          $235
Class B Shares         $72         $98          $136          $222
Class C Shares         $32         $68          $116          $250


      If you did not redeem your investment, it would incur the following expenses:

                       1 YEAR      3 YEARS      5 YEARS       10 YEARS*
------------------------------------------------------------------------------


Class A Shares         $73         $105         $139          $235
Class B Shares         $22         $ 68         $116          $222
Class C Shares         $22         $ 68         $116          $250


*In the first example, expenses include the Class A initial sales charge and the applicable Class B or Class C contingent deferred sales charge. In the second example, Class A expenses include the initial sales charge, but Class B and Class C expenses do not include contingent deferred sales charges. The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts your Class B shares into Class A shares after 6 years. Because of the effect of the higher asset-based sales charge and the contingent deferred sales charge imposed on Class B and Class C shares, long-term holders of Class B and Class C shares could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations. For Class B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares - Buying Class B Shares" for more information.

       THESE EXAMPLES SHOW THE EFFECT OF EXPENSES ON AN INVESTMENT, BUT ARE NOT MEANT TO STATE OR PREDICT ACTUAL OR EXPECTED COSTS OR INVESTMENT RETURNS OF THE FUND, ALL OF WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.

A BRIEF OVERVIEW OF THE FUND

       Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

       o WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund's investment objective is to achieve a combination of growth of capital and investment income with growth of capital as the primary objective.

       o WHAT DOES THE FUND INVEST IN? The Fund seeks its investment objective by investing in securities that are believed to be undervalued in the marketplace and to offer the possibility of increased value. The Fund may invest in common stocks (with an emphasis on dividend paying stocks), preferred stocks, securities convertible into common stock, and debt securities. The Fund may invest up to 25% of its total assets in lower-grade, high-yield debt securities (commonly known as "junk bonds"). To provide liquidity, the Fund typically invests a part of its assets in various types of U.S. Government securities and money market instruments. For temporary defensive purposes, the Fund may invest up to 100% of its assets in such securities. These investments are more fully explained in "Investment Policies and Strategies," starting on page ___.

     o WHO MANAGES THE FUND? The Manager, OppenheimerFunds, Inc., supervises the Fund's investment program and handles its day-to-day business. The Manager (including subsidiaries) manages investment company portfolios having over $75 billion in assets as of December 31, 1997. The Manager is paid an advisory fee by the Fund, based on its net assets. The Fund's sub-adviser is OpCap Advisors (the "Sub-Adviser"), which is paid a fee by the Manager, not the Fund. The Sub-Adviser provides day-to-day portfolio management of the Fund. The Fund's portfolio manager, Colin Glinsman, is employed by the Sub-Adviser and is primarily responsible for the selection of the Fund's securities. The Board of Trustees, elected by shareholders, oversees the Manager, the Sub-Adviser and the portfolio manager. Please refer to "How the Fund is Managed," starting on page __ for more information about the Manager, the Sub-Adviser and their fees.

       o HOW RISKY IS THE FUND? All investments carry risks to some degree. It is important to remember that the Fund is designed for long-term investors. The Fund's investments in bonds and stocks, including convertible bonds, are subject to changes in their value from a number of factors such as changes in general bond and stock market movements, or the change in value of particular bonds or stocks because of an event affecting the issuer. Changes in interest rates can affect stock and bond prices. These changes affect the value of the Fund's investments and its price per share. The Fund may invest up to 25% of its total assets in high yield, lower-grade securities. Those securities may be subject to greater market fluctuations and risk of loss of income and principal than higher-grade securities and may be considered to have certain speculative characteristics. Investments in foreign securities involve additional risks not associated with investments in domestic securities, including risks associated with changes in currency rates.


       While the Sub-Adviser tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for the Fund's portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's investment objective and your shares may be worth more or less than their original cost when you redeem them. The Fund's investment allocation mix among equity securities, convertible securities and debt securities, which will change from time to time, is anticipated to result in the Fund being generally less volatile than the market. Please refer to "Investment Risks" starting on page __ for a more complete discussion of the Fund's investment risks.

       o HOW CAN I BUY SHARES? You can buy shares through your dealer or financial institution, or you can purchase shares directly through OppenheimerFunds Distributor, Inc. (the "Distributor") by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How to Buy Shares" on page __ for more details.

       o WILL I PAY A SALES CHARGE TO BUY SHARES? The Fund has three classes of shares. Each class of shares has the same investment portfolio but has different expenses. Class A shares are offered with a front-end sales charge, starting at 5.75%, and reduced for larger purchases. Class B and Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within 6 years or 12 months, respectively, of purchase. There is also an annual asset-based sales charge which is higher on Class B and Class C shares. Please review "How to Buy Shares" starting on page __ for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.

       o HOW CAN I SELL MY SHARES? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer. Please refer to "How to Sell Shares" on page __. The Fund also offers exchange privileges to other Oppenheimer funds, described in "How to Exchange Shares" on page __.

       o HOW HAS THE FUND PERFORMED? The Fund measures its performance by quoting its average annual total returns and cumulative total returns, which measure historical performance. Those returns can be compared to the returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to a broad-based market index, which we have done on pages __ and __. Please remember that past performance does not guarantee future results.

FINANCIAL HIGHLIGHTS

       The table on the following pages presents selected financial information about the Fund, including per share data, expense ratios and other data based on the Fund's average net assets. This information has been audited by Price Waterhouse LLP, the Fund's independent accountants, whose report on the Fund's financial statements for the fiscal year ended October 31, 1997, is included in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS                               CLASS A
                                                   ------------------------------------------------------------
                                                   YEAR ENDED OCTOBER 31,
                                                   1997               1996(2)          1995             1994
===============================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                $12.48             $10.92           $10.09           $11.24
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                  .20                .23              .27(4)           .32(4)
Net realized and unrealized gain                      2.65               2.05             1.27              .55
                                                    ------             ------           ------           ------
Total income from investment
operations                                            2.85               2.28             1.54              .87
---------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                  (.19)              (.22)            (.29)            (.32)
Distributions from net realized gain                 (1.15)              (.50)            (.42)           (1.70)
                                                    ------             ------           ------           ------
Total dividends and distributions
to shareholders                                      (1.34)              (.72)            (.71)           (2.02)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $13.99             $12.48           $10.92           $10.09
                                                    ======             ======           ======           ======

===============================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(5)                  25.18%             21.84%           16.35%            8.64%

===============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)           $79,751            $49,322          $37,082          $30,576
---------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $61,618            $43,428          $33,397          $29,112
---------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                 1.68%              2.03%            2.60%(6)         3.16%(6)
Expenses                                              1.58%              1.90%(8)         1.99%(6)         1.86%(6)
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(9)                            89.2%             124.2%           130.0%           113.0%
Average brokerage commission rate(10)              $0.0500            $0.0548               --               --

1. For the period from September 1, 1993 (inception of offering) to October 31, 1993.

2. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.

3. For the period from November 4, 1991 (commencement of operations) to October 31, 1992.

4. Based on average shares outstanding for the period.

5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

                                    CLASS B
---------------------------         ---------------------------------------------------------------------------
                                    YEAR ENDED OCTOBER 31,
1993              1992(3)           1997               1996(2)          1995              1994          1993(1)
===============================================================================================================

 $10.80           $10.00             $12.42             $10.88          $10.07            $11.23         $11.21
---------------------------------------------------------------------------------------------------------------

    .30(4)           .28(4)             .15                .17             .19(4)            .25(4)         .04(4)
    .73              .80               2.62               2.03            1.28               .56            .05
 ------           ------             ------             ------          ------            ------         ------

   1.03             1.08               2.77               2.20            1.47               .81            .09
---------------------------------------------------------------------------------------------------------------


   (.26)            (.28)              (.12)              (.16)           (.24)             (.27)          (.07)
   (.33)              --              (1.15)              (.50)           (.42)            (1.70)            --
 ------           ------             ------             ------          ------            ------         ------

   (.59)            (.28)             (1.27)              (.66)           (.66)            (1.97)          (.07)
---------------------------------------------------------------------------------------------------------------
 $11.24           $10.80             $13.92             $12.42          $10.88            $10.07         $11.23
 ======           ======             ======             ======          ======            ======         ======

===============================================================================================================
   9.93%           10.84%             24.55%             21.07%          15.65%             7.96%          0.81%

===============================================================================================================

$28,466           $8,057            $25,609            $13,175          $7,623            $2,928           $319
---------------------------------------------------------------------------------------------------------------
$23,771           $6,940            $19,230            $10,097          $4,856            $1,586           $228
---------------------------------------------------------------------------------------------------------------

   2.66%(6)         2.73%(6)           1.09%              1.40%           1.71%(6)          2.53%(6)       1.83%(6)(7)
   1.90%(6)         2.23%(6)           2.17%              2.53%           2.59%(6)          2.47%(6)       2.49%(6)(7)
---------------------------------------------------------------------------------------------------------------
  192.0%            77.0%              89.2%             124.2%          130.0%            113.0%         192.0%
     --               --            $0.0500            $0.0548              --                --             --

6. During the periods presented above, the former Advisor voluntarily waived a portion of its fees. If such waivers had not been in effect, the ratios of net investment income to average net assets and the ratios of expenses to average net assets would have been 2.57% and 2.02%, respectively, for Class A, 1.73% and 2.57%, respectively, for Class B and 1.43% and 2.84%, respectively, for Class C, for the year ended October 31, 1995; 2.70% and 2.32%, respectively, for Class A, 2.07% and 2.93%, respectively, for Class B and 1.91% and 3.10%, respectively, for Class C, for the year ended October 31, 1994; 2.38% and 2.18%, respectively, for Class A, 1.44% and 2.88%, respectively, for Class B and 1.80% and 2.87%, respectively, for Class C, for the year or period ended October 31, 1993; and 1.98% and 2.98%, respectively, for Class A, for the year ended October 31, 1992.

7. Annualized.

8. The expense ratio reflects the effect of gross expenses paid indirectly by the Fund.

FINANCIAL HIGHLIGHTS  (Continued)                   CLASS C
                                                    -------------------------------------------------------------
                                                    YEAR ENDED OCTOBER 31,
                                                    1997         1996(2)       1995           1994        1993(1)
=================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                 $12.43       $10.89       $10.07         $11.23       $11.21
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                   .15          .17          .15(4)         .24(4)       .04(4)
Net realized and unrealized gain                       2.62         2.02         1.30            .56          .05
                                                     ------       ------       ------         ------       ------
Total income from investment
operations                                             2.77         2.19         1.45            .80          .09
-----------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                   (.13)        (.15)        (.21)          (.26)        (.07)
Distributions from net realized gain                  (1.15)        (.50)        (.42)         (1.70)          --
                                                     ------       ------       ------         ------       ------
Total dividends and distributions
to shareholders                                       (1.28)        (.65)        (.63)         (1.96)        (.07)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $13.92       $12.43       $10.89         $10.07       $11.23
                                                     ======       ======       ======         ======       ======

=================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(5)                   24.51%       20.97%       15.38%          7.91%        0.81%

=================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)             $6,687       $2,809       $1,828           $455         $102
-----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $4,724       $2,200       $  968           $298         $100
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                  1.09%        1.40%        1.39%(6)       2.39%(6)     2.18%(6)(7)
Expenses                                               2.17%        2.53%        2.88%(6)       2.62%(6)     2.49%(6)(7)
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(9)                             89.2%       124.2%      130.0%          113.0%       192.0%
Average brokerage commission rate(10)               $0.0500      $0.0548           --             --           --

9. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1997 were $107,946,613 and $72,867,209, respectively.

10. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

INVESTMENT OBJECTIVE AND POLICIES

OBJECTIVE. The Fund seeks to achieve a combination of growth of capital and investment income with growth of capital as the primary objective.

INVESTMENT POLICIES AND STRATEGIES. The Fund seeks its investment objective by investing in securities that are believed to be undervalued in the marketplace and to offer the possibility of increased value. The Fund invests in marketable securities traded on national securities exchanges and in the over-the-counter market. The Fund generally invests its assets in common stocks (with an emphasis on dividend-paying stocks), preferred stocks, securities convertible into common stock, and debt securities. By focusing its purchases of equity securities on those issued by mature companies that the Sub-Adviser believes are undervalued, the Fund seeks to achieve both its objectives of capital appreciation as well as income from dividends. The Fund's purchases of convertible securities also give it the potential of capital growth and investment income prior to conversion. The Fund's purchases of debt securities further the objective of investment income and offer potential for capital appreciation in an economic environment of declining interest rates or as a result of improved issuer credit quality. The Fund may invest up to 25% of its total assets in lower-grade, high-yield debt securities (commonly known as "junk bonds"). It is anticipated that the Fund will be generally less volatile than the market as a result of its investment approach.

       To provide liquidity for the purchase of new instruments and to effect redemptions of shares, the Fund typically invests a part of its assets in various types of U.S. Government securities, and high quality, short-term debt securities with remaining maturities of one year or less such as government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements ("money market instruments"). For temporary defensive purposes, the Fund may invest up to 100% of its assets in such U.S. Government securities and money market instruments.

       o CAN THE FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE? The Fund has an investment objective, which is described above, as well as investment policies it follows to try to achieve its objective. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and practices are not fundamental unless this Prospectus or the Statement of Additional Information states that a particular policy is "fundamental". The Fund's investment objective is a fundamental policy.

       Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act of 1940 to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Board of Trustees of the Trust (as defined below) (the "Board of Trustees") may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

         o INVESTMENT IN BONDS AND CONVERTIBLE SECURITIES. The Fund may invest in bonds, debentures and other debt securities. The Fund may invest up to 25% of its total assets in debt securities that are rated below "investment grade" (commonly known as "junk bonds"). Such securities have a rating lower than "Baa" by Moody's Investors Services, Inc. ("Moody's") or lower than "BBB" by Standard & Poor's Corporation ("S&P") or similar ratings by other rating organizations, or if unrated, are determined by the Sub-Adviser to be of comparable quality to debt securities rated below investment grade. Appendix B to this Prospectus describes these rating categories. The Fund does not intend to hold such lower-rated securities unless the opportunities for capital appreciation and income, combined, remain attractive. The Fund may invest in securities rated as low as "Caa" by Moody's or "CCC" by S&P although it presently does not intend to do so. A reduction in the rating of a security after its purchase by the Fund will not require the Fund to dispose of the security. Once the rating of a security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. "Lower- grade" debt securities are subject to special risks as described in "Investment Risks" below.

       Convertible fixed-income securities in which the Fund invests are bonds, debentures or notes that may be converted into or exchanged for a prescribed amount of company stock of the same or a different issue within a particular period of time at a specified price or formula. The Fund considers convertible securities to be "equity equivalents" because of the conversion feature and the security's rating has less impact on the investment decision than in the case of non-convertible securities.

     o U.S. GOVERNMENT OBLIGATIONS, INCLUDING MORTGAGE-BACKED SECURITIES. U.S. Government obligations are obligations supported by any of the following: (a) the full faith and credit of the U.S. Government, such as obligations of Government National Mortgage Association ("Ginnie Mae"), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government, such as obligations of Federal National Mortgage Association ("Fannie Mae"), and (c) the credit of the U.S. Government instrumentality, such as obligations of Federal Home Loan Mortgage Corporation ("Freddie Mac").

       The Fund may invest in mortgage-backed securities issued by the U.S. Government, its agencies or instrumentalities, including Ginnie Mae, Fannie Mae or Freddie Mac. Also known as pass-through securities, the homeowner's principal and interest payments pass from the originating bank or savings and loan through the appropriate governmental agency to investors, net of service charges.

     The Fund may invest in collateralized mortgage obligations ("CMOs") that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or that are collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality. Payment of the interest and principal generated by the pool of mortgages is passed through to the holders as the payments are received by the issuer of the CMO. CMOs may be issued in a variety of classes or series ("tranches") that have different maturities.

     o FOREIGN SECURITIES. The Fund may purchase foreign securities that are listed on a domestic or foreign securities exchange, traded in domestic or foreign over-the-counter markets or represented by American Depository Receipts. There is no limit to the amount of such foreign securities the Fund may acquire. The Fund may buy securities in any country, including emerging market countries. The Fund presently does not intend to purchase securities issued by emerging market countries, or by companies located in those countries. Foreign currency will be held by the Fund only in connection with the purchase or sale of foreign securities.

         o PORTFOLIO TURNOVER. A change in the securities held by the Fund is known as "portfolio turnover." The Fund may engage in short-term trading to try to achieve its objective. The Fund's annual portfolio turnover rate may be up to 250%. High turnover and short-term trading may cause the Fund to have relatively larger commission expenses and transaction costs than funds that do not engage in short-term trading. The "Financial Highlights" table above, shows the Fund's portfolio turnover rate during past fiscal years.


INVESTMENT RISKS

       All investments carry risks to some degree, whether they are risks that market prices of the investment will fluctuate (this is known as "market risk") or that the underlying issuer will experience financial difficulties and may default on its obligation under a fixed-income investment to pay interest and repay principal (this is referred to as "credit risk"). These general investment risks and the special risks of certain types of investments that the Fund may hold are described below. They affect the value of the Fund's investments, its investment performance and the prices of its shares. These risks collectively form the risk profile of the Fund.

       Because of the types of securities the Fund invests in and the investment techniques the Fund uses, the Fund is designed for investors who are investing for the long term. It is not intended for investors seeking assured income or preservation of capital. While the Sub-Adviser tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased, and in some cases by using hedging techniques, changes in overall market prices can occur at any time, and because the income earned on securities is subject to change, there is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them.

     o STOCK INVESTMENT RISKS. Because the Fund may invest a substantial portion of its assets in stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile, and stock prices can change substantially. This market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change. Not all stock prices change uniformly or at the same time, not all stock markets move in the same direction at the same time, and other factors can affect a particular stock's prices (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, and changes in government regulations affecting an industry). Not all of these factors can be predicted.

       The Fund attempts to limit market risks by diversifying its investments, that is, by not holding a substantial amount of the stock of any one company and by not investing too great a percentage of the Fund's assets in any one company. In addition, the Fund's asset allocation mix, among equity securities, convertible securities and debt securities, which will change from time to time, is anticipated to result in the Fund being generally less volatile than the market. Because changes in market prices can occur at any time, there is no assurance that the Fund will achieve its investment objective, and when you redeem your shares, they may be worth more or less than what you paid for them.


       o RISKS OF FIXED-INCOME SECURITIES. In addition to credit risks, described below, debt securities are subject to changes in their value due to changes in prevailing interest rates. When prevailing interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally decline. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. Changes in the value of securities held by the Fund mean that the Fund's share prices can go up or down when interest rates change because of the effect of the change on the value of the Fund's portfolio of debt securities. Credit risk relates to the ability of the issuer to meet interest or principal payments on a security as they become due. Generally, lower-grade, high yield bonds, described below, are subject to credit risks to a greater extent than lower yielding, investment-grade bonds.



       Mortgage-backed securities and CMOs present specific risks. The effective maturity of a mortgage-backed security may be shortened by unscheduled or early payment of principal and interest on the underlying mortgages, which may affect the effective yield of such securities. The principal that is returned may be invested in instruments having a higher or lower yield than the prepaid instruments depending on then-current market conditions. The principal value of certain CMO tranches may be more volatile than other types of mortgage-related securities, because of the possibility that the principal value of the CMO may be prepaid earlier than the maturity of the CMO as a result of prepayments of the underlying mortgage loans by the borrowers.

     |X| SPECIAL RISKS OF LOWER-GRADE SECURITIES. The Fund may invest up to 25% of its total assets in lower-grade, high-yield debt securities commonly known as "junk bonds" as described above in "Investment Policies and Strategies". Lower-grade, high-yield debt securities, whether rated or unrated, often have speculative characteristics. Lower-grade securities have special risks that make them riskier investments than investment grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, investment-grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency.

       These risks mean that the Fund may not achieve the expected income from lower-grade securities, and that the Fund's net asset value per share may be affected by declines in value of these securities. However, the Fund's limitations on investments in these types of securities may reduce some of the risk, as will the Fund's policy of diversifying its investments. Also, convertible securities may be less subject to some of these risks than other debt securities, to the extent they can be converted into stock, which may be more liquid and less affected by these other risk factors.

       oFOREIGN SECURITIES HAVE SPECIAL RISKS. For example, foreign issuers are not subject to the same accounting and disclosure requirements as U.S. companies. The value of foreign investments may be affected by changes in foreign currency rates, exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors. Emerging market countries may have relatively unstable governments, economies based on only a few industries that are dependent upon international trade and reduced secondary market liquidity. More information about the risks and potential rewards of investing in foreign securities is contained in the Statement of Additional Information.

       o SPECIAL RISKS OF HEDGING INSTRUMENTS. The Fund may invest in certain hedging instruments, as described below. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Sub-Adviser uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

       Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. In writing a put, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price. The use of forward contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. These risks are described in greater detail in the Statement of Additional Information.


INVESTMENT TECHNIQUES AND STRATEGIES

The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that may help reduce some of the risks.

       o TEMPORARY DEFENSIVE INVESTMENTS. In times of unstable market or economic conditions, when the Sub-Adviser determines it appropriate to do so to attempt to reduce fluctuations in the value of the Fund's net assets, the Fund may assume a temporary defensive position and invest an unlimited amount of assets in U.S. Government securities and money market instruments of the type identified on page __ under "Investment Policies and Strategies." At any time that the Fund invests for temporary defensive purposes, to the extent of such investments, it is not pursuing its investment objective.

       O  WHEN-ISSUED  AND  DELAYED  DELIVERY   TRANSACTIONS.   The  Fund  may
purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis.
These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. The Fund does not intend to make such purchases for speculative purposes. During the period between the purchase and settlement, the underlying securities are subject to market fluctuations and no interest accrues prior to delivery of the securities.

       o REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements primarily for liquidity purposes to meet anticipated redemptions, or pending the investment of proceeds from sales of Fund shares or settlement of purchases of portfolio investments. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less. Repurchase agreements with a maturity beyond seven days are subject to the Fund's limitations on investments in illiquid and restricted securities, discussed below.

       o WARRANTS AND RIGHTS. Warrants generally are options to purchase stock at set prices that are valid for a limited period of time. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. The Fund may invest up to 5% of its total assets in warrants and rights.

       O  ILLIQUID  AND   RESTRICTED   SECURITIES.   Under  the  policies  and
procedures established by the Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments.
Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or that cannot be sold publicly until it is registered under the Securities Act of 1933.

       The Fund may not invest more than 15% of its net assets in illiquid and restricted securities, including repurchase agreements that have a maturity of longer than seven days and certain over-the-counter options. The Fund's percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to "qualified institutional buyers". The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell some holdings to maintain adequate liquidity.

       o LOANS OF PORTFOLIO SECURITIES. To attempt to increase its total return, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. The Fund must receive collateral for a loan. Each loan must be collateralized in accordance with applicable regulatory requirements. After any loan, the value of the securities loaned is not expected to exceed 33-1/3% of the Fund's total assets. There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan or a delay in recovery of the loaned securities.

       o HEDGING. The Fund may purchase and sell certain kinds of futures contracts, put and call options, forward contracts, and options on futures and broadly-based stock indices. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below. The hedging instruments the Fund may use are described below and in greater detail in "Other Investment Techniques and Strategies" in the Statement of Additional Information.

       The Fund may buy and sell options, futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It may do so to try to manage its exposure to changing interest rates. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, tend to increase the Fund's exposure to the securities market.

       Forward contracts are used to try to manage foreign currency risks on the Fund's foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to the Fund for liquidity purposes or to raise cash to distribute to shareholders.

       o FUTURES. The Fund may buy and sell futures contracts that relate to (1) broadly-based stock indices (these are referred to as Stock Index Futures), (2) foreign currencies (these are called Forward Contracts) and (3) commodities (these are referred to as commodity futures).


       o PUT AND CALL OPTIONS. The Fund may buy and sell exchange-traded and over-the-counter put and call options. The Fund can buy calls and puts that relate to securities, broadly-based stock indices, foreign currencies or Stock Index Futures. A call or put may be purchased only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.


       If the Fund sells (that is, writes) a call option, it must be "covered." That means the Fund must own the security subject to the call while the call is outstanding, or, for other types of written calls, the Fund must segregate liquid assets to enable it to satisfy its obligations if the call is exercised.

The Fund may write puts on securities, broadly-based stock indices, foreign currencies or Stock Index Futures. If the Fund writes a put, the put must be covered by segregated liquid assets. The Fund may write covered call options or put options with respect to not more than 5% of the value of its net assets.


       o FORWARD CONTRACTS. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to try to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or in a closely- correlated currency.

       o INVESTING IN SMALL, UNSEASONED COMPANIES. The Fund may invest up to 5% of its total assets in securities of small, unseasoned companies. These are companies that have been in operation less than three years, including the operations of any predecessors. Securities of these companies may have limited liquidity (which means that the Fund may have difficulty selling them at an acceptable price when it wants to) and the prices of these securities may be volatile.

       o INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund generally may invest up to 10% of its total assets in the aggregate in shareof other investment companies and up to 5% of its total assets in any one investment company, as long as each investment does not represent more than 3% of the outstanding voting securities of the acquired investment company. These limitations do not apply in the case of investment company securities which may be purchased as part of a plan of merger, consolidation, reorganization or acquisition. Investment in other investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities, and is subject to limitations under the Investment Company Act and market availability. The Fund does not intend to invest in such investment companies unless, in the judgment of the Manager, the potential benefits of such investment justify the payment of any applicable premiums or sales charge. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own management fees and other expenses.

OTHER INVESTMENT RESTRICTIONS. The Fund has other investment restrictions that are fundamental policies. Under these fundamental policies the Fund cannot do any of the following:

       o With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer.

       o With respect to 75% of its total assets, purchase more than 10% of the voting securities of any one issuer (other than the U.S. Government or any of its agencies or instrumentalities).

       o Concentrate its investments in any particular industry, but if deemed appropriate for attaining its investment objective, the Fund may invest less than 25% of its total assets (valued at the time of investment) in any one industry classification used by the Fund for investment purposes (for this purpose, a foreign government is considered an industry).

       o Borrow money in excess of 33-1/3% of the value of the Fund's total assets; the Fund may borrow only from banks and only as a temporary measure for extraordinary or emergency purposes and will make no additional investments while such borrowings exceed 5% of the Fund's total assets. With respect to this fundamental policy, the Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.

       Unless this Prospectus states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment, and the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Other investment restrictions are listed in "Investment Restrictions" in the Statement of Additional Information.

HOW THE FUND IS MANAGED


ORGANIZATION AND HISTORY. The Fund is one of four portfolios of Oppenheimer Quest For Value Funds (the "Trust"), an open-end management investment company organized as a Massachusetts business trust in April, 1987. The Fund is a diversified management investment company, with an unlimited number of authorized shares of beneficial interest.

       The Trust is governed by a Board of Trustees, which is responsible under Massachusetts law for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager and the Sub-Adviser. "Trustees and Officers of the Trust" in the Statement of Additional Information names the Trustees and provides more information about them and the officers of the Trust. Although the Trust will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Trust's Declaration of Trust.


     The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. All classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share entitles a shareholder to one vote on matters submitted to the shareholders to vote on, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Only shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable. Please refer to "How the Fund is Managed" in the Statement of Additional Information for more information on the voting of shares.

THE MANAGER. The Fund is managed by the Manager, OppenheimerFunds, Inc., which supervises the Fund's investment program and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement with the Fund which states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.


       The Manager has operated as an investment adviser since 1959. The Manager (including subsidiaries) currently manages investment companies, including other Oppenheimer funds, with assets of more than $75 billion as of December 31, 1997, and with more than 3.5 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

       The management services provided to the Fund by the Manager, and the services provided by the Distributor and the Transfer Agent to shareholders, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Manager, the Distributor and the Transfer Agent have been actively working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there can be no assurance of success.


THE SUB-ADVISER. The Manager has retained the Sub-Adviser to provide day-to-day portfolio management of the Fund. Prior to November 22, 1995, the Sub-Adviser was named Quest for Value
Advisors and was the investment adviser to the Fund. The Sub-Adviser is a majority owned subsidiary of Oppenheimer Capital, a registered investment advisor, whose employees perform all investment advisory services provided to the Fund by the Sub-Adviser.


       On November 4, 1997, PIMCO Advisors L.P. ("PIMCO Advisors"), a registered investment adviser with $125 billion in assets under management through various subsidiaries and affiliates, acquired control of Oppenheimer Capital and the Sub-Adviser. On November 5, 1997, a new sub- advisory agreement between the Sub-Adviser and the Manager, on terms identical to the prior sub- advisory agreement, became effective. The new sub-advisory agreement had been approved by shareholders of the Fund on May 19, 1997. On November 30, 1997, Oppenheimer Capital merged with a subsidiary of PIMCO Advisors and, as a result, Oppenheimer Capital and the Sub-Adviser became indirect wholly-owned subsidiaries of PIMCO Advisors. PIMCO Advisors has two general partners: PIMCO Partners, G.P., a California general partnership, and PIMCO Advisors Holdings L.P. (formerly Oppenheimer Capital, L.P.), an NYSE-listed Delaware limited partnership of which PIMCO Partners, G.P. is the sole general partner.


       o PORTFOLIO MANAGER. The Fund's portfolio manager, Colin Glinsman, is employed by the Sub-Adviser and is primarily responsible for the selection of the Fund's portfolio securities. Mr.
Glinsman, who is also a Senior Vice President of Oppenheimer Capital, has been the Fund's portfolio manager since December, 1992 and has been a securities analyst with Oppenheimer Capital since
1989.

       The Sub-Adviser's equity investment policy is overseen by George Long, who is Chairman, Chief Executive Officer and Chief Investment Officer for Oppenheimer Capital.
 Mr. Long has been
with Oppenheimer Capital since 1981.


       o FEES AND EXPENSES. Under the Investment Advisory Agreement, the Fund pays the Manager a monthly fee at the annual rate of 0.85% of average annual net assets. The Fund's management fee for its last fiscal year was 0.85% of average annual net assets for its Class A, Class
B and Class C shares.

       The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees and legal and auditing costs; the Fund also reimburses the Manager for bookkeeping and accounting services performed on behalf of the Fund. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

       The Manager pays the Sub-Adviser an annual fee based on the average daily net assets of the Fund equal to 40% of the advisory fee collected by the Manager based on the net assets of the Fund as of November 22, 1995 (the "Base Amount") plus 30% of the investment advisory fee collected by the Manager based on the net assets of the Fund that exceed the Base Amount.

       Information about the Fund's brokerage policies and practices is set forth in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. When deciding which broker to use, the Manager and the Sub-Adviser are permitted by the Investment Advisory Agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment adviser.

THE DISTRIBUTOR. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes the shares of the other Oppenheimer funds managed by the Manager and is sub-distributor for funds managed by a subsidiary of the Manager.

THE TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT. The Fund's transfer agent and shareholder servicing agent is OppenheimerFunds Services, a division of the Manager. It also acts as the shareholder servicing agent for certain other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free number shown below in this Prospectus and on the back cover. Unified Management Corporation (1-800-346-4601) is the shareholder servicing agent for former shareholders of the AMA Family of Funds and clients of AMA Investment Advisers, L.P. who acquire shares of the Fund, and for former shareholders of the Unified Funds and Liquid Green Trusts, accounts which participated or participate in a retirement plan for which Unified Investment Advisers, Inc. or an affiliate acts as custodian or trustee and other accounts for which Unified Management Corporation is the dealer of record.

PERFORMANCE OF THE FUND

EXPLANATION OF PERFORMANCE TERMINOLOGY. The Fund uses the terms "total return" and "average annual total return" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different as a result of the different kinds of expenses each class bears. These returns measure the performance of a hypothetical account in the Fund over various periods, and do not show the performance of each shareholder's investment (which will vary if dividends are received in cash or shares are sold or additional shares are purchased). The Fund's performance information may help you see how well your investment in the Fund has done over time and to compare it to other funds or, as we have done on pages __ and ___, market indices.


       It is important to understand that the Fund's total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

       O TOTAL RETURNS. There are different types of total returns used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.


       When total returns are quoted for Class A shares, normally the current maximum initial sales charge has been deducted. When total returns are shown for Class B or Class C shares, normally the contingent deferred sales charge that applies to the period for which total return is shown has been deducted. However, total returns may also be quoted "at net asset value," without considering the effect of the sales charge, and those returns would be lower if sales charges were deducted.


HOW HAS THE FUND PERFORMED? Below is a discussion by the Manager of the Fund's performance during its last fiscal year ended October 31, 1997, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.


       o MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the past fiscal year ended October 31, 1997, approximately two-thirds of the Fund's assets were invested in common stocks, with the remainder invested in fixed-income securities and, to a lesser extent, short-term notes. By virtue of this asset composition, the Fund was able to participate to a significant extent in the strong performance of the domestic stock market. As to the domestic bond market, the difference in yields between investment grade and non-investment grade bonds narrowed. In response, the Fund purchased higher credit quality bonds, and maintained its holdings of U.S. Treasury securities and investment grade corporate bonds. The Fund's portfolio holdings, allocations and strategies are subject to change.


       O COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs below show the performance of a hypothetical $10,000 investment in Class A, Class B and Class C shares of the Fund held until October 31, 1997. In the case of Class A shares, performance is measured from the commencement of operations on November 1, 1991, and in the case of Class B and Class C shares, from inception of those classes on September 1, 1993.

       The Fund's performance is compared to the performance of the S&P 500 Index. The S&P 500 Index is a broad based index of equity securities widely regarded as the general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs below shows the effect of taxes. Moreover, index performance data does not reflect any assessment of the risk of the investments included in the index. The Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index shown.

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENT IN:
Oppenheimer Quest Growth & Income Value Fund (Class A) and the S & P 500 Index
                                    [Graph]

Average Annual Total Returns of Class A Shares of the Fund at 10/31/971

1 YEAR      5 YEARS    LIFE OF CLASS
17.99%      14.84%     14.17%



CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENT IN:
Oppenheimer Quest Growth & Income Value Fund (Class B) and the S & P 500 Index
                                    [Graph]

Average Annual Total Returns of Class B Shares of the Fund at 10/31/972

1 YEAR                 LIFE OF CLASS
19.55%                 16.33%


CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENT IN:
Oppenheimer Quest Growth & Income Value Fund (Class C) and the S & P 500 Index
                                    [Graph]

Average Annual Total Returns of Class C Shares of the Fund at 10/31/973


1 YEAR                 LIFE OF CLASS
23.51%                 16.51%



Total returns and ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for the S & P 500 Index begins on 10/31/91 for Class A shares and 8/31/93 for Class B and Class C shares. 1The inception date of the Fund (Class A shares) was 11/1/91. Class A returns are shown net of the applicable 5.75% maximum initial sales charge. 2Class B shares of the Fund were first publicly offered on 9/1/93. Returns are shown net of the applicable 5% and 2% contingent deferred sales charges, respectively, for the one year period and the life-of-class. The ending account value for Class B shares in the graph is net of the applicable 2% contingent deferred sales charge. 3Class C shares of the Fund were first publicly offered on 9/1/93. The 1-year return is shown net of the applicable 1% contingent deferred sales charge. Past performance is not predictive of future performance. Graphs are not drawn to same scale.

ABOUT YOUR ACCOUNT

HOW TO BUY SHARES

CLASSES OF SHARES. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

        o CLASS A SHARES. If you buy Class A shares, you may pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by "Retirement Plans", as defined in "Class A Contingent Deferred Sales Charge" on page ___). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds you will not pay an initial sales charge, but if you sell any of those shares within 12 months of buying them (18 months if the shares were purchased prior to May 1, 1997), you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charge rates are described in "Buying Class A Shares" below.

        o CLASS B SHARES. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them you will normally pay a contingent deferred sales charge that varies, depending on how long you have owned your shares as described in "Buying Class B Shares" below.

        o CLASS C SHARES. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1% as described in "Buying Class C Shares" below.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

        In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class, and considered the effect of the higher annual asset-based sales charge on Class B and Class C expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns and the operating expenses borne by each class of shares, and which class of shares you invest in.

        The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only ONE class of shares and not a combination of shares of different classes.

        o HOW LONG DO YOU EXPECT TO HOLD YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. The effect of the sales charge, over time, using our assumptions will generally depend on the amount invested. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on Class B or Class C shares for which no initial sales charge is paid.


         oINVESTING FOR THE SHORT-TERM. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem within 6 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.


        However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater economic impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more advantageous than Class C (as well as Class B) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C (and Class B). If investing $500,000 or more, Class A may be more advantageous as your investment horizon approaches 3 years or more.

        And for most  investors  who invest $1  million  or more,  in most cases
Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

        o Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.

        Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and therefore you should analyze your options carefully.

        o ARE THERE DIFFERENCES IN ACCOUNT FEATURES THAT MATTER TO YOU? Because some account features may not be available for Class B or Class C shareholders, or other features (such as Automatic Withdrawal Plans) may not be advisable (because of the effect of the contingent deferred sales charge in non-retirement accounts) for Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares is better for you. For example, share certificates are not available for Class B or Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider. Additionally, dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne solely by those classes, or higher expenses, such as the asset-based sales charges to which Class B and Class C shares are subject, as described below and in the Statement of Additional Information.

        o HOW DOES IT AFFECT PAYMENTS TO MY BROKER? A salesperson, such as a broker or any other person who is entitled to receive compensation for selling Fund shares, may receive different compensation for selling one class of shares than for selling another class. It is important that investors understand that the purpose of the contingent deferred sales charges and asset-based sales charges for Class B and Class C shares are the same as the purpose of the front-end sales charge on sales of Class A shares: that is, to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares. The Distributor may pay additional periodic compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

HOW MUCH MUST YOU INVEST? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans:

        o  With  Asset  Builder  Plans,   Automatic  Exchange  Plans,  403(b)(7)
custodial plans and military allotment plans, you can make initial and subsequent investments of as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

        o Under pension, profit-sharing and 401(k) plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

        There is no minimum investment requirement if you are buying shares by reinvesting dividends or distributions from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

        o HOW ARE SHARES PURCHASED? You can buy shares several ways: through any dealer, broker or financial institution that has a sales agreement with the Distributor, directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. The Distributor may appoint certain servicing agents as the Distributor's agent to accept purchase (and redemption) orders. WHEN YOU BUY SHARES, BE SURE TO SPECIFY CLASS A, CLASS B OR CLASS C SHARES. IF YOU DO NOT CHOOSE, YOUR INVESTMENT WILL BE MADE IN CLASS A SHARES.

        o BUYING SHARES THROUGH YOUR DEALER. Your dealer will place your order with the Distributor on your behalf.
        o BUYING SHARES THROUGH THE DISTRIBUTOR. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment first with a financial advisor, to be sure it is appropriate for you.

PAYMENT BY FEDERAL FUNDS WIRE: Shares may be purchased by Federal Funds wire. The minimum investment is $2,500. You must FIRST call the Distributor's Wire Department at 1-800-525-7041 to notify the Distributor of the wire, and receive further instructions.

        o BUYING SHARES THROUGH OPPENHEIMERFUNDS ACCOUNTLINK. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member, to transmit funds electronically to PURCHASE SHARES, to have the Transfer Agent SEND REDEMPTION PROCEEDS, or to TRANSMIT DIVIDENDS AND DISTRIBUTIONS TO YOUR BANK ACCOUNT

        Shares are purchased for your account on AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

        o ASSET BUILDER PLANS. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Statement of Additional
Information.


        o AT WHAT PRICE ARE SHARES SOLD? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver, Colorado, or the order is received and transmitted to the Distributor by an entity authorized by the Fund to accept purchase or redemption orders. The Fund has authorized the Distributor, certain broker-dealers and agents or intermediaries designated by the Distributor or those broker-dealers to accept orders. In most cases, to enable you to receive that day's offering price, the Distributor or an authorized entity must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day"). If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange on a regular business day and normally your order must be transmitted to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. THE DISTRIBUTOR, IN ITS SOLE DISCRETION, MAY REJECT ANY PURCHASE ORDER FOR THE FUND'S SHARES.


SPECIAL SALES CHARGE ARRANGEMENTS FOR CERTAIN PERSONS. Appendix A to this Prospectus sets forth conditions for the waiver of, or exemption from, sales charges or the special sales charge rates that apply to shareholders of one of the Former Quest for Value Funds (as defined in that Appendix), including the Fund.

BUYING CLASS A SHARES. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:


                               FRONT-END SALES CHARGE         COMMISSION
                                 AS A PERCENTAGE OF           AS PERCENTAGE
                               OFFERING        AMOUNT         OF OFFERING
AMOUNT OF PURCHASE             PRICE           INVESTED       PRICE
------------------------------------------------------------------------------

Less than $25,000              5.75%           6.10%          4.75%

$25,000 or more but
less than $50,000              5.50%           5.82%          4.75%

$50,000 or more but
less than $100,000             4.75%           4.99%          4.00%

$100,000 or more but
less than $250,000             3.75%           3.90%          3.00%

$250,000 or more but
less than $500,000             2.50%           2.56%          2.00%

$500,000 or more but
less than $1 million           2.00%           2.04%          1.60%

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

      o CLASS A CONTINGENT DEFERRED SALES CHARGE. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds in the following cases:

      o Purchases by a retirement plan qualified under section 401(a) of the Internal Revenue Code if the retirement plan has total plan assets of $500,000 or more.

      o Purchases aggregating $1 million or more.

      o Purchases by a retirement plan qualified under sections 401(a) or 401(k) of the Internal Revenue Code, by a non-qualified deferred compensation plan, employee benefit plan, group retirement plan (see "How to Buy Shares - Retirement Plans" in the Statement of Additional Information for further details), an employee's 403(b)(7) custodial plan account, SEP IRA, SARSEP, or SIMPLE plan (all of these plans are collectively referred to as "Retirement Plans"); that: (1) buys shares costing $500,000 or more or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more.

      o Purchases by an OppenheimerFunds  Rollover IRA if the purchases are made
(1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for these purchases, or (2) by a direct rollover of a distribution from a qualified retirement plan if the administrator of that plan has made special arrangements with the Distributor for those purchases.

      The Distributor pays dealers of record commissions on those purchases in an amount equal to (i) 1.0% for non-Retirement Plan accounts, and (ii) for Retirement Plan accounts, 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million, and calculated on a calendar year basis. That commission will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer commission. No sales commission will be paid to the dealer, broker or financial institution on sales of Class A shares purchased with the redemption proceeds of shares of a mutual fund offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor if the purchase occurs more than 30 days after the addition of the Oppenheimer funds as an investment option to the Retirement Plan.

      If you redeem any of those shares purchased prior to May 1, 1997 within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") will be deducted from the redemption proceeds. A Class A contingent deferred sales charge may be deducted from the redemption proceeds of any of those shares purchased on or after May 1, 1997 that are redeemed within 12 months of the end of the calendar month of their purchase. That sales charge may be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original offering price (which is the original net asset value) of the redeemed shares. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.

      In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

      No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's exchange privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the contingent deferred sales charge will apply.

     o SPECIAL ARRANGEMENTS WITH DEALERS. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients.

REDUCED SALES CHARGES FOR CLASS A SHARE PURCHASES. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

      o RIGHT OF ACCUMULATION. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

      Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also count Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Transfer Agent. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

      o LETTER OF INTENT. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

      o WAIVERS OF CLASS A SALES CHARGES. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information. In order to receive a waiver of the Class A contingent deferred sales charge, you must notify the Transfer Agent as to which conditions apply.

      WAIVERS OF INITIAL AND CONTINGENT DEFERRED SALES CHARGES FOR CERTAIN PURCHASERS. Class A shares purchased by the following investors are not subject to any Class A sales charges:

      o the Manager or its affiliates;
      o present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;

      o registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

      o dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;

      o employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);

      o dealers, brokers, banks or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker or adviser for the purchase or sale of Fund shares);

      o (1) investment advisers and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients, (2) Retirement Plans and deferred compensation plans and trusts used to fund those Plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases and (3) clients of investment advisers or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment adviser or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares);

      o directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;

      o employee benefit plans purchasing shares through a shareholder servicing agent which the Distributor has appointed as agent to accept those purchase orders;

      o accounts for which Oppenheimer Capital is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts;
      o any unit investment trust that has entered into an appropriate agreement with the Distributor;


      o a TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995; or


      o qualified retirement plans that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, provided that such arrangements are consummated and share purchases commenced by December 31, 1996.

      WAIVERS OF INITIAL AND CONTINGENT DEFERRED SALES CHARGES IN CERTAIN TRANSACTIONS. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

      o shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;

      o shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor;

      o shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the
Distributor;

      o shares purchased and paid for with the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver; or

      o shares purchased with the proceeds of maturing principal of units of any Qualified Unit Investment Liquid Trust Series.

      WAIVERS OF THE CLASS A CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

      o to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;

      o involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below);

      o if, at the time of purchase of shares (prior to May 1, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase);


      o if, at the time of purchase of shares (if purchased during the period May 1, 1997 through December 31, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/12th of the commission per month (and no further commission will be payable if the shares are redeemed within 12 months of purchase);


      o for distributions from a TRAC-2000 401(k) plan sponsored by the Distributor due to the termination of the TRAC-2000 program; or

      o for distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) to return excess contributions; (3) to return contributions made due to a mistake of fact; (4) hardship withdrawals, as defined in the plan; (5) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (6) to meet the minimum distribution requirements of the Internal Revenue Code; (7) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code;
(8) for retirement distributions or loans to participants or beneficiaries; (9) separation from service; (10) participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or its subsidiaries) offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor; or (11) plan termination or "in-service distributions", if the redemption proceeds are rolled over directly to an OppenheimerFunds IRA;

      o for distributions from Retirement Plans having 500 or more eligible participants, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan; and

      o for distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

      o DISTRIBUTION AND SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Distribution and Service Plan for Class A shares to compensate the Distributor for its services in connection with the distribution of shares and the personal service and maintenance of shareholder accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to the Distributor at an annual rate of 0.15% of the average annual net assets of the class. The Fund also pays a service fee to the Distributor of 0.25% of the average annual net assets of the class. The Distributor uses all of the service fee and a portion of the asset-based sales charge (equal to 0.10% annually) to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. The Distributor retains the balance of the asset-based sales charge to compensate itself for its other expenditures under the Plan.
      Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

BUYING CLASS B SHARES. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

      To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions and (2)shares held the longest during the 6-year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B and Class C Sales Charges" below. Class B shares held for a period greater than six years automatically convert to Class A shares.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

YEARS SINCE                   CONTINGENT DEFERRED SALES CHARGE
BEGINNING OF MONTH IN WHICH   ON REDEMPTIONS IN THAT YEAR
PURCHASE ORDER WAS ACCEPTED   (AS % OF AMOUNT SUBJECT TO CHARGE)

0 - 1                         5.0%
1 - 2                         4.0%
2 - 3                         3.0%
3 - 4                         3.0%
4 - 5                         2.0%
5 - 6                         1.0%
6 and following               None

In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

      o AUTOMATIC CONVERSION OF CLASS B SHARES. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.



BUYING CLASS C SHARES. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

      To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12- month period.

      o DISTRIBUTION AND SERVICE PLANS FOR CLASS B AND CLASS C SHARES. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each Plan.

      Under each Plan, both fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The asset-based sales charge and service fees increase Class B and Class C expenses by up to 1.00% of the net assets per year of the respective class.


      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. Those services are similar to those provided under the Class A Distribution and Service Plan, described above. The Distributor pays the 0.25% service fees to dealers in advance for the first year after Class B or Class C shares have been sold by the dealer and retains the service fee paid by the Fund in that year. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.


      The asset-based sales charge allows investors to buy Class B or Class C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B and Class C shares. Those payments are at a fixed rate that is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees and other costs of distributing and selling Class B and Class C shares.

      The Distributor currently pays sales commissions of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge. The Distributor may pay the Class B service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.

      The Distributor currently pays sales commissions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is 1.00% of the purchase price. The Distributor retains the asset-based sales charge during the first year Class C shares are outstanding to recoup sales commissions it has paid, the advances of service fee payments it has made, and its financing costs and other expenses. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more. The Distributor may pay the Class C service fee and asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.


      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plans for Class B and Class C shares. At October 31, 1997, the end of the Class B Plan year, the Distributor had incurred unreimbursed expenses in connection with sales of Class B shares of $368,721 (equal to 1.44% of the Fund's net assets represented by Class B shares on that date). At October 31, 1997, the end of the Class C Plan year, the Distributor had incurred unreimbursed expenses in connection with sales of Class C shares of $45,643 (equal to 0.68% of the Fund's net assets represented by Class C shares on that date).


      If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the service fee and/or asset based sales charge to the Distributor for distributing Class B or Class C shares, as appropriate, before the Plan was terminated.

      o WAIVERS OF CLASS B AND CLASS C SALES CHARGES. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class C shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information. In order to receive a waiver of the Class B or Class C contingent deferred sales charge, you must notify the Transfer Agent as to which conditions apply.

      WAIVERS FOR REDEMPTIONS IN CERTAIN CASES. The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases:


      o distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must have occurred after the account was established);


      o redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a "grantor" trust or revocable living trust for which the trustee is also the sole beneficiary (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);

      o returns of excess contributions to Retirement Plans;

      o distributions from retirement plans to make "substantially equal periodic payments" as permitted in Section 72(t) of the Internal Revenue Code, provided the distributions do not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request;

      o shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," below; or

      o distributions from OppenheimerFunds prototype 401(k) plans and from certain Massachusetts Mutual Life Insurance company prototype 401(k) Plans: (1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (3) to meet minimum distribution requirements as defined in the Internal Revenue Code; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; (5) for separation from service; or (6) for loans to participants.

      WAIVERS FOR SHARES SOLD OR ISSUED IN CERTAIN TRANSACTIONS. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

      o shares sold to the Manager or its affiliates;

      o shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

      o shares issued in plans of reorganization to which the Fund is a party; or

      o distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

SPECIAL INVESTOR SERVICES

ACCOUNTLINK. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please call the Transfer Agent for more information.

      AccountLink privileges should be requested on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

      o USING ACCOUNTLINK TO BUY SHARES. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

      o PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number:
1-800-533-3310.

      o PURCHASING  SHARES. You may purchase shares in amounts up to $100,000 by
phone,  by  calling  1-800-533-3310.   You  must  have  established  AccountLink
privileges to link your bank account with the Fund, to pay for these purchases.

      o EXCHANGING SHARES. With the OppenheimerFunds exchange privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number.
 Please refer to "How to Exchange Shares," below, for details.

      o SELLING SHARES. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account.
Please refer to "How to Sell Shares," below, for details.

SHAREHOLDER TRANSACTIONS BY FAX. Requests for certain account transactions may be sent to the Transfer Agent by fax (telecopier). Please call 1-800-525-7048 for information about which transactions are included. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.


OPPENHEIMERFUNDS INTERNET WEB SITE. Information about the Fund, including your account balance, daily share prices, market and Fund portfolio information, may be obtained by visiting the OppenheimerFunds Internet Web Site, at the following Internet address: http://www.oppenheimerfunds.com. In 1998, the Transfer Agent anticipates offering certain account transactions through the Internet Web Site. To find out more information about those transactions and procedures, please visit the Web Site.


AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer funds account on a regular basis:

      o AUTOMATIC WITHDRAWAL PLANS. If your Fund account is worth $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Statement of Additional Information for more details.

      o AUTOMATIC EXCHANGE PLANS. You can authorize the Transfer Agent to exchange an amount you establish in advance automatically for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each other Oppenheimer funds account is $25. These exchanges are subject to the terms of the exchange privilege, described below.

REINVESTMENT PRIVILEGE. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to Class A or Class B shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

RETIREMENT PLANS. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

      o INDIVIDUAL RETIREMENT ACCOUNTS including rollover IRAs, for individuals and their spouses and SIMPLE IRAs offered by employers

      o 403(B)(7) CUSTODIAL PLANS for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations

      o SEP-IRAS (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SAR/SEP IRAs

      o PENSION AND PROFIT-SHARING PLANS for self-employed persons and other employers

      o 401(K) PROTOTYPE RETIREMENT PLANS for businesses

     Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

HOW TO SELL SHARES

      You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. IF YOU HAVE QUESTIONS ABOUT ANY OF THESE PROCEDURES, AND ESPECIALLY IF YOU ARE REDEEMING SHARES IN A SPECIAL SITUATION, SUCH AS DUE TO THE DEATH OF THE OWNER, OR FROM A RETIREMENT PLAN, PLEASE CALL THE TRANSFER AGENT FIRST, AT 1-800-525- 7048, FOR ASSISTANCE.

      o   RETIREMENT   ACCOUNTS.   To  sell  shares  in  an   OppenheimerFunds
retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

      o CERTAIN REQUESTS REQUIRE A SIGNATURE GUARANTEE. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

      o You wish to redeem more than $50,000 worth of shares and receive a check
      o The redemption check is not payable to all shareholders listed on the account statement
      o The redemption check is not sent to the address of record on your account statement
      o Shares are being transferred to a Fund account with a different owner or name
      o Shares are redeemed by someone other than the owners (such as an Executor)

     o WHERE CAN I HAVE MY SIGNATURE GUARANTEED? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. IF YOU ARE SIGNING AS A FIDUCIARY OR ON BEHALF OF A CORPORATION, PARTNERSHIP OR OTHER BUSINESS, YOU MUST ALSO INCLUDE YOUR TITLE IN THE SIGNATURE.

SELLING SHARES BY MAIL.  Write a "letter of instructions" that includes:

      o Your name
      o The Fund's name
      o Your Fund  account  number  (from your  account  statement)
      o The dollar amount  or  number  of  shares  to  be  redeemed
      o  Any  special  payment
      instructions o Any share certificates for the shares you are selling
      o The signatures of all registered owners exactly as the account is registered, and
      o Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

USE THE FOLLOWING ADDRESS FOR     SEND COURIER OR EXPRESS MAIL
REQUEST BY MAIL:                  REQUESTS TO:
OppenheimerFunds Service          OppenheimerFunds Services
P.O. Box 5270                     10200 E. Girard Ave., Building D
Denver, Colorado 80217            Denver, Colorado 80231


SELLING SHARES BY TELEPHONE. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. SHARES HELD IN AN OPPENHEIMERFUNDS RETIREMENT PLAN OR UNDER A SHARE CERTIFICATE MAY NOT BE REDEEMED BY TELEPHONE.


      o To redeem shares through a service representative, call 1-800-852-8457 o To redeem shares automatically on PhoneLink, call 1-800-533-3310

     Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

      o TELEPHONE REDEMPTIONS PAID BY CHECK. Up to $50,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

      o TELEPHONE REDEMPTIONS THROUGH ACCOUNTLINK OR BY WIRE. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

     Shareholders may also have the Transfer Agent send redemption proceeds of $2,500 or more by Federal Funds wire to a designated commercial bank account. The bank must be a member of the Federal Reserve wire system. There is a $10 fee for each Federal Funds wire. To place a wire redemption request, call the Transfer Agent at 1-800-852-8457. The wire will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire. To establish wire redemption privileges on an account that is already established, please contact the Transfer Agent for instructions.

SELLING SHARES THROUGH YOUR DEALER. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please call your dealer for more information about this procedure. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

HOW TO EXCHANGE SHARES

      Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

      o Shares of the fund selected for exchange must be available for sale in your state of residence
      o The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege
      o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day
      o You must meet the minimum purchase requirements for the fund you purchase by exchange
      o  BEFORE  EXCHANGING  INTO A FUND,  YOU  SHOULD  OBTAIN  AND  READ  ITS
PROSPECTUS

     SHARES OF A PARTICULAR CLASS OF THE FUND MAY BE EXCHANGED ONLY FOR SHARES OF THE SAME CLASS IN THE OTHER OPPENHEIMER FUNDS. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares, which are considered to be Class A shares for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

      Exchanges may be requested in writing or by telephone:

      o  WRITTEN  EXCHANGE  REQUESTS.   Submit  an  OppenheimerFunds  Exchange
Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell Shares."

     o TELEPHONE EXCHANGE REQUESTS. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

      You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. That list can change from time to time.

      There are certain exchange policies you should be aware of:

      o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to 7 days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the sale of portfolio securities at a time or price disadvantageous to the Fund.

      o Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

      o The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

      o For tax purposes, exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. For more information about the taxes affecting exchanges, please refer to "How to Exchange Shares" in the Statement of Additional Information.

      o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

SHAREHOLDER ACCOUNT RULES AND POLICIES

      o NET ASSET VALUE PER SHARE is determined for each class of shares as of the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days, on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

      o THE OFFERING OF SHARES may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

      o TELEPHONE TRANSACTION PRIVILEGES for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time.
If an account has more than one owner,
the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

      o THE  TRANSFER  AGENT WILL  RECORD  ANY  TELEPHONE  CALLS to verify  data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

      o REDEMPTION OR TRANSFER REQUESTS WILL NOT BE HONORED UNTIL THE TRANSFER AGENT RECEIVES ALL REQUIRED DOCUMENTS IN PROPER FORM. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

      o DEALERS THAT CAN PERFORM ACCOUNT TRANSACTIONS FOR THEIR CLIENTS BY PARTICIPATING IN NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

      o THE REDEMPTION PRICE FOR SHARES WILL VARY from day to day because the value of the securities in the Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

      o PAYMENT FOR REDEEMED SHARES is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. THE TRANSFER AGENT MAY DELAY FORWARDING A CHECK OR PROCESSING A PAYMENT VIA ACCOUNTLINK FOR RECENTLY PURCHASED SHARES, BUT ONLY UNTIL THE PURCHASE PAYMENT HAS CLEARED. THAT DELAY MAY BE AS MUCH AS 10 DAYS FROM THE DATE THE SHARES WERE PURCHASED. THAT DELAY MAY BE AVOIDED IF YOU PURCHASE SHARES BY FEDERAL FUNDS WIRE, CERTIFIED CHECK OR ARRANGE TO HAVE YOUR BANK PROVIDE TELEPHONE OR WRITTEN ASSURANCE TO THE TRANSFER AGENT THAT YOUR PURCHASE PAYMENT HAS CLEARED.

      o INVOLUNTARY REDEMPTIONS OF SMALL ACCOUNTS may be made by the Fund if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

      o UNDER UNUSUAL CIRCUMSTANCES, shares of the Fund may be redeemed "in kind", which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.

      o "BACKUP WITHHOLDING" of Federal income tax may be applied at the rate of 31% from taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a correct and properly certified Social Security or Employer Identification Number when you sign your application, or if you underreport your income to the Internal
Revenue Service.


      o THE FUND DOES NOT CHARGE A REDEMPTION FEE, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How to Buy Shares," you may be subject to a contingent deferred sales charge when redeeming certain Class A, Class B and Class C shares.


      o TO AVOID SENDING DUPLICATE COPIES OF MATERIALS TO HOUSEHOLDS, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525- 7048 to ask that copies of those materials be sent personally to that shareholder.

DIVIDENDS, CAPITAL GAINS AND TAXES

DIVIDENDS. The Fund declares and pays dividends separately for Class A, Class B and Class C shares from net investment income on a quarterly basis.
Dividends paid on Class A shares generally are expected to be higher than for Class B and Class C shares because expenses allocable to Class B and Class C shares will generally be higher than for Class A shares. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any gains.

CAPITAL GAINS. The Fund may make distributions annually in December out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year, which is October 31. Short-term capital gains are treated as dividends for tax purposes. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year. There can be no assurances that the Fund will pay any capital gains distributions in a particular year.

DISTRIBUTION   OPTIONS.   When  you  open  your   account,   specify  on  your
application how you want to receive your distributions. For OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

      o REINVEST ALL DISTRIBUTIONS IN THE FUND. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.

      o REINVEST LONG-TERM CAPITAL GAINS ONLY. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.

      o RECEIVE ALL DISTRIBUTIONS IN CASH. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.

      o REINVEST YOUR DISTRIBUTIONS IN ANOTHER OPPENHEIMER FUND ACCOUNT. You can reinvest all distributions in the same class of shares of another Oppenheimer fund account you have established.

TAXES. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year. So that the Fund will not have to pay taxes on the amounts it distributes to shareholders as dividends and capital gains, the Fund intends to manage its investments so that it will qualify as a "regulated investment company" under the Internal Revenue Code, although it reserves the right not to qualify in a particular year.

      o "BUYING A DIVIDEND". If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

      o TAXES ON TRANSACTIONS. Share redemptions, including redemptions for exchanges, are subject to capital gains tax. Generally speaking a capital gain or loss is the difference between the price you paid for the shares and the price you receive when you sell them.

      o RETURNS OF CAPITAL. In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

      This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

                                  APPENDIX A

            SPECIAL SALES CHARGE ARRANGEMENTS FOR SHAREHOLDERS OF
                       THE FORMER QUEST FOR VALUE FUNDS


     The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares of the Fund described elsewhere in this Prospectus are modified as described below for those shareholders of (i) Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Growth & Income Value Fund, Oppenheimer Quest Opportunity Value Fund, Oppenheimer Quest Small Cap Value Fund and Oppenheimer Quest Global Value Fund, Inc. on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those funds, and
(ii) Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Value Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for Value National Tax-Exempt Fund and Quest for Value California Tax-Exempt Fund when those funds merged into various Oppenheimer funds on November 24, 1995. The funds listed above are referred to in this Prospectus as the "Former Quest for Value Funds."

CLASS A SALES CHARGES


o  REDUCED  CLASS A  INITIAL  SALES  CHARGE  RATES FOR  CERTAIN  FORMER  QUEST
SHAREHOLDERS

o PURCHASES BY GROUPS, ASSOCIATIONS AND CERTAIN QUALIFIED RETIREMENT PLANS. The following table sets forth the initial sales charge rates for Class A shares purchased by a "Qualified Retirement Plan" through a single broker, dealer or financial institution, or by members of "Associations" formed for any purpose other than the purchase of securities if that Qualified Retirement Plan or that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995. For this purpose only, a "Qualified Retirement Plan" includes any 401(k) plan, 403(b) plan, and SEP/IRA or IRA plan for employees of a single employer.
                              FRONT-END         FRONT-END
                              SALES             SALES             COMMISSION
                              CHARGE            CHARGE            AS
                              AS A              AS A              PERCENTAGE
NUMBER OF                     PERCENTAGE        PERCENTAGE        OF
ELIGIBLE EMPLOYEES            OF OFFERING       OF AMOUNT         OFFERING
OR MEMBERS                    PRICE             INVESTED          PRICE

------------------------------------------------------------------------------

9 or fewer                    2.50%       2.56%             2.00%
------------------------------------------------------------------------------

At least 10 but not
 more than 49                 2.00%       2.04%             1.60%



      For purchases by Qualified Retirement plans and Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described on pages __ and __ of this Prospectus.


      Purchases made under this arrangement qualify for the lower of the sales charge rate in the table based on the number of eligible employees in a Qualified Retirement Plan or members of an Association or the sales charge rate that applies under the Rights of Accumulation described above in the Prospectus. In addition, purchases by 401(k) plans that are Qualified Retirement Plans qualify for the waiver of the Class A initial sales charge if they qualified to purchase shares of any of the Former Quest For Value Funds by virtue of projected contributions or investments of $1 million or more each year. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations, or as eligible employees in Qualified Retirement Plans also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Fund's Distributor.

O  WAIVER OF CLASS A SALES CHARGES FOR CERTAIN SHAREHOLDERS

Class A shares of the Fund purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

      o Shareholders of the Fund who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

      o Shareholders of the Fund who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.


      o Shareholders of the Fund that continually owned shares of the Fund prior to November 1, 1988.

O WAIVER OF CLASS A CONTINGENT  DEFERRED SALES CHARGE IN CERTAIN  TRANSACTIONS


The Class A contingent deferred sales charge will not apply to redemptions of Class A shares of the Fund purchased by the following investors who were shareholders of any Former Quest for Value
Fund:

      o Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

      o Participants in Qualified Retirement Plans that purchased shares of any of the Former Quest For Value Funds pursuant to a special "strategic alliance" with the distributor of those funds. The Fund's Distributor will pay a commission to the dealer for purchases of Fund shares as described above in "Class A Contingent Deferred Sales Charge."

CLASS A, CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGE WAIVERS

O  WAIVERS FOR REDEMPTIONS OF SHARES PURCHASED PRIOR TO MARCH 6, 1995

In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of the Fund if those shares were purchased prior to March 6, 1995: in connection with (i) distributions to participants or beneficiaries of plans qualified under Section 401(a) of the Internal Revenue Code or from custodial accounts under Section 403(b)(7) of the Code, Individual Retirement Accounts, deferred compensation plans under Section 457 of the Code, and other employee benefit plans, and returns of excess contributions made to each type of plan, (ii) withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and (iii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

O WAIVERS FOR REDEMPTIONS OF SHARES PURCHASED ON OR AFTER MARCH 6, 1995 BUT PRIOR TO NOVEMBER 24, 1995.

In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of the Fund if those shares were purchased on or after March 6, 1995, but prior to November 24, 1995: (1) distributions to participants or beneficiaries from Individual Retirement Accounts under Section 408(a) of the Internal Revenue Code or retirement plans under Section 401(a), 401(k), 403(b) and 457 of the Code, if those distributions are made either (a) to an individual participant as a result of separation from service or (b) following the death or disability (as defined in the Code) of the participant or beneficiary; (2) returns of excess contributions to such retirement plans; (3) redemptions other than from retirement plans following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (4) withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and (5) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Fund described in this section if within 90 days after that redemption, the proceeds are invested in the same Class of shares in this Fund or another Oppenheimer fund.

                                  APPENDIX B

                            DESCRIPTION OF RATINGS

BOND RATINGS

o MOODY'S INVESTORS SERVICE, INC.

AAA: Bonds which are rated "Aaa" are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of "Aaa" securities.

A: Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA:  Bonds which are rated "Baa" are  considered  medium  grade  obligations,
i.e.,  they  are  neither  highly  protected  nor  poorly  secured.   Interest
payments and principal security appear adequate for
the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

BA: Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated "B" generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated "Caa" are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated "Ca" represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.
C: Bonds which are rated "C" can be regarded as having extremely poor prospects of ever retaining any real investment standing.

o STANDARD & POOR'S CORPORATION

AAA: "AAA" is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

A: Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of change in circumstances and economic conditions.

BBB: Bonds rated "BBB" are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the "A" category.

BB, B, CCC, CC: Bonds rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C, D: Bonds on which no interest is being paid are rated "C." Bonds rated "D" are in default and payment of interest and/or repayment of principal is in arrears.

o FITCH INVESTORS SERVICE, INC.


AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds  considered to be investment  grade and of very high credit quality.
 The  obligor's  ability to pay interest  and repay  principal is very strong,

although not quite as strong as bonds rated "AAA."
Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."


A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity through the life of the issue.

CCC: Bonds have certain identifiable  characteristics  which, if not remedied,
may  lead  to   default.   The  ability  to  meet   obligations   requires  an
advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C:  Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery of these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

SHORT-TERM DEBT RATINGS.

o MOODY'S INVESTORS SERVICE, INC. The following rating designations for commercial paper (defined by Moody's as promissory obligations not having original maturity in excess of nine months), are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers:

PRIME-1: Superior capacity for repayment. Capacity will normally be evidenced by the following characteristics: (a) leveling market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earning coverage of fixed financial charges and high internal cash generation; and (e) well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Moody's ratings for state and municipal short-term obligations are designated "Moody's Investment Grade" ("MIG"). Short-term notes which have demand features may also be designated as "VMIG". These rating categories are as follows:

MIG1/VMIG1: Best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.


MIG2/VMIG2: High quality. Margins of protection are ample although not so large as in the preceding group.

o STANDARD & POOR'S CORPORATION ("S&P"): The following ratings by S&P for commercial paper (defined by S&P as debt having an original maturity of no more than 365 days) assess the likelihood of payment:

A-1: Strong capacity for timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Satisfactory capacity for timely payment. However, the relative degree of safety is not as high as for issues designated "A-1".

S&P'S RATINGS FOR MUNICIPAL NOTES DUE IN THREE YEARS OR LESS ARE:

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2:  Satisfactory capacity to pay principal and interest.

S&P assigns "dual ratings" to all municipal debt issues that have a demand or double feature as part of their provisions. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. With short-term demand debt, S&P's note rating symbols are used with the commercial paper symbols (for example, "SP-1+/A-1+").

o FITCH INVESTORS SERVICE, INC. Fitch assigns the following short-term ratings to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes:

F-1+: Exceptionally strong credit quality; the strongest degree of assurance for timely payment.

F-1: Very strong credit quality; assurance of timely payment is only slightly less in degree than issues rated "F-1+".

F-2: Good credit quality; satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or "F-1" ratings.

o DUFF & PHELPS, INC. The following ratings are for commercial paper (defined by Duff & Phelps as obligations with maturities, when issued, of under one year), asset-backed commercial paper, and certificates of deposit (the ratings cover all obligations of the institution with maturities, when issued, of under one year, including bankers' acceptance and letters of credit):

DUFF 1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

DUFF 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

DUFF 1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

DUFF 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

o IBCA LIMITED OR ITS AFFILIATE IBCA INC. Short-term ratings, including commercial paper (with maturities up to 12 months), are as follows:

A1+:  Obligations supported by the highest capacity for timely repayment.

A1: Obligations supported by a very strong capacity for timely repayment.

A2: Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

o THOMSON BANKWATCH, INC. The following short-term ratings apply to commercial paper, certificates of deposit, unsecured notes, and other securities having a maturity of one year or less.

TBW-1: The highest category; indicates the degree of safety regarding timely repayment of principal and interest is very strong.

TBW-2: The second highest rating category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

                          SCHEDULE TO PROSPECTUS OF
                 OPPENHEIMER QUEST GROWTH & INCOME VALUE FUND

      Graphic  material  included in  Prospectus of  Oppenheimer  Quest Growth &
Income Value Fund: "Comparison of Total Return of Oppenheimer Quest Growth & Income Value Fund with the S&P 500 Index - Change in Value of $10,000 Hypothetical Investments in Class A, Class B and Class C Shares of Oppenheimer Quest Growth & Income Value Fund and the S&P 500 Index."

      Linear graphs will be included in the Prospectus of Oppenheimer Quest Growth & Income Value Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in the Fund. In the case of the Fund's Class A shares, that graph will cover the period from inception (11/1/91) through 10/31/97, and in the case of the Fund's Class B and Class C shares, will cover the period from the inception of the class (9/1/93) through 10/31/97. The graph will compare such values with hypothetical $10,000 investments over the time periods indicated below in the S&P 500 Index. Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including a description of the S&P 500 Index, is set forth in the Prospectus under "Performance of the Fund
- Comparing the Fund's Performance to the Market."

                     Oppenheimer Quest
Fiscal               Growth & Income              S&P 500
Period Ended         Fund A                       Index
------------         -----------------            -------

11/01/91             $ 9,425                      $10,000
10/31/92             $10,447                      $10,995
10/31/93             $11,484                      $12,634
10/31/94             $12,476                      $13,122
10/31/95             $14,516                      $16,587
10/31/96             $17,686                      $20,581
10/31/97             $22,141                      $27,188


                     Oppenheimer Quest
Fiscal               Growth & Income              S&P 500
Period Ended         Fund B                       Index
------------         -----------------            -------

9/01/93              $10,000                      $10,000(2)
10/31/93             $10,081                      $10,128
10/31/94             $10,884                      $10,519
10/31/95             $12,588                      $13,297
10/31/96             $14,940                      $16,499
10/31/97             $18,781                      $21,796

                     Oppenheimer Quest
Fiscal               Growth & Income              S&P 500
Period Ended         Fund C                       Index
------------         -----------------            -------

9/01/93(2)           $10,000                      $10,000(2)
10/31/93             $10,081                      $10,128
10/31/94             $10,879                      $10,519
10/31/95             $12,552                      $13,297
10/31/96             $15,183                      $16,499
10/31/97             $18,904                      $21,796


---------------------
(1) Performance information for the S&P 500 Index begins on 10/31/91 for Class A shares

(2) Performance information for the S&P 500 Index begins on 8/31/93 for Class B and Class C shares.

OPPENHEIMER QUEST GROWTH & INCOME VALUE FUND
Two World Trade Center
New York, New York 10048-0203
1-800-525-7048

INVESTMENT ADVISER
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

SUB-ADVISER
OpCap Advisors
One World Financial Center
New York, New York 10281

DISTRIBUTOR
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

TRANSFER AGENT
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048


OPPENHEIMERFUNDS INTERNET WEB SITE:
http://www.oppenheimerfunds.com


CUSTODIAN OF PORTFOLIO SECURITIES
State Street Bank and Trust Company
P.O. Box 8505
Boston, Massachusetts 02266-8505

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
950 Seventeenth Street
Denver, Colorado 80202

LEGAL COUNSEL
Gordon Altman Butowsky Weitzen Shalov & Wein
114 West 47th Street
New York, New York 10036


NO DEALER, BROKER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION, AND IF GIVEN OR MADE, SUCH INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, OPPENHEIMERFUNDS, INC., OPPENHEIMERFUNDS DISTRIBUTOR, INC. OR ANY AFFILIATE THEREOF. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE. PR0257.001.0198 Printed on recylced paper prosp\257psp.#3

OPPENHEIMER QUEST GROWTH & INCOME VALUE FUND

Two World Trade Center, New York, New York 10048
1-800-525-7048

STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 26, 1998


This Statement of Additional Information of Oppenheimer Quest Growth & Income Value Fund is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated January 26, 1998. It should be read together with the Prospectus, which may be obtained upon written request to the Fund's Transfer Agent, OppenheimerFunds Services at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above.


CONTENTS
                                                                            PAGE

ABOUT THE FUND
Investment Objective and Policies......................................
    Investment Policies and Strategies.................................
    Other Investment Techniques and Strategies.........................
    Other Investment Restrictions......................................
How the Fund is Managed ...............................................
    Organization and History...........................................
    Trustees and Officers of the Trust.................................
    The Manager and Its Affiliates.....................................
Brokerage Policies of the Fund.........................................
Performance of the Fund................................................
Distribution and Service Plans.........................................
ABOUT YOUR ACCOUNT
How To Buy Shares......................................................
How To Sell Shares.....................................................
How To Exchange Shares.................................................
Dividends, Capital Gains and Taxes.....................................
Additional Information About the Fund..................................
FINANCIAL INFORMATION ABOUT THE FUND
Report of Independent Accountants....................................
Financial Statements.................................................
APPENDIX A: Corporate Industry Classifications......................A-1

ABOUT THE FUND

INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT POLICIES AND STRATEGIES. The investment objective and policies of the Fund are described in the Prospectus. The Fund is one of four portfolios of Oppenheimer Quest For Value Funds (the "Trust"). Set forth below is supplemental information about those policies and the types of securities in which the Fund may invest, as well as the strategies the Fund may use to try to achieve its objective. Capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectus.

     O FOREIGN SECURITIES. The Fund may invest in securities (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities (described below) and foreign governments or their agencies or instrumentalities, and in securities issued by U.S. corporations denominated in non-U.S. currencies. All such securities are considered "foreign securities."

      Investing in foreign securities offers the Fund potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. If the Fund's portfolio securities are held abroad, the countries in which such securities may be held and the sub-custodians or depositories holding them must be approved by the Trust's Board of Trustees to the extent that approval is required under applicable rules of the Securities and Exchange Commission (the "SEC"). In buying foreign securities, the Fund may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such foreign currency as an investment.

     o RISKS OF FOREIGN INVESTING. Investing in foreign securities involves special additional risks and considerations not typically associated with investing in securities of issuers traded in the U.S. These include: reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits and obtaining judgments in foreign courts; higher brokerage commission rates than in the U.S.; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; possibilities in some countries of expropriation or nationalization of assets, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and unfavorable differences between the U.S. economy and foreign economies. In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

     o EMERGING MARKET COUNTRIES. Certain developing countries may have relatively unstable governments, economies based on only a few industries that are dependent upon international trade, and reduced secondary market liquidity. Foreign investment in certain emerging market countries is restricted or controlled in varying degrees. In the past, securities in these countries have experienced greater price movement, both positive and negative, than securities of companies located in developed countries. Lower-rated high-yielding emerging market securities may be considered to have speculative elements.

      O U.S. GOVERNMENT OBLIGATIONS. Obligations of U.S. Government agencies or instrumentalities (including mortgage-backed securities) may or may not be guaranteed or supported by the "full faith and credit" of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others, by discretionary authority of the U.S. Government to purchase the agencies' obligations; while others are supported only by the credit of the instrumentality. All U.S. Treasury obligations are backed by the full faith and credit of the United States. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. The Fund will invest in U.S. Government securities of such agencies and instrumentalities only when the Manager is satisfied that the credit risk with respect to such instrumentality is minimal.

     o MORTGAGE-BACKED SECURITIES. Also known as pass-through securities, the homeowner's principal and interest payments pass from the originating bank or savings and loan through the appropriate governmental agency to investors, net of service charges. These pass-through securities include participation certificates of Ginnie Mae, Freddie Mac and Fannie Mae.

      The investment characteristics of mortgage-backed securities differ from those of traditional debt securities. The effective maturity of a mortgage-backed security may be shortened by unscheduled or early payment of principal and interest on the underlying mortgages, which may affect the effective yield of such securities. The principal that is returned may be invested in instruments having a higher or lower yield than the prepaid instruments depending on then-current market conditions. Such securities therefore may be less effective as a means of "locking in" attractive long-term interest rates and may have less potential for appreciation during periods of declining interest rates than conventional bonds with comparable stated maturities. The differences can result in significantly greater price and yield volatility than is the case with traditional debt securities. If the Fund purchases mortgage-backed securities at a premium, a prepayment rate that is faster than expected will reduce both the market value and the yield to maturity from that which was anticipated, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if the Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity and market value.

     The Fund may invest in collateralized mortgage obligations ("CMOs") that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or that are collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality. Payment of the interest and principal generated by the pool of mortgages is passed through to the holders as the payments are received by the issuer of the CMO. CMOs may be issued in a variety of classes or series ("tranches") that have different maturities. The principal value of certain CMO tranches may be more volatile than other types of mortgage-related securities, because of the possibility that the principal value of the CMO may be prepaid earlier than the maturity of the CMO as a result of prepayments of the underlying mortgage loans by the borrowers.

      As with other bond investments, the value of U.S. Government securities and mortgage-backed securities will tend to rise when interest rates fall and to fall when interest rates rise. The value of mortgage-backed securities may also be affected by changes in the market's perception of the creditworthiness of the entity issuing or guaranteeing them or by changes in government regulations and tax policies. Because of these factors, the Fund's share value and yield are not guaranteed and will fluctuate, and there can be no assurance that the Fund's objective will be achieved. The magnitude of these fluctuations generally will be greater when the average maturity of the Fund's portfolio securities is longer.

     o MONEY MARKET SECURITIES. As stated in the Prospectus, the Fund typically invests a part of its assets in money market securities, and may invest up to 100% of its total assets in money market securities for temporary defensive purposes. Money market securities in which the Fund may invest include the following:

      o TIME DEPOSITS AND VARIABLE RATE NOTES. The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties. However, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the 10% limit on illiquid investments set forth in the Prospectus for the Fund.

      The commercial paper obligations which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus for each Fund, there is no limitation on the type of issuer from whom these notes will be purchased. However, in connection with such purchase and on an ongoing basis, OpCap Advisors (the "Sub-Adviser") will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. The Fund will not invest more than 5% of its total assets in variable rate notes. Variable rate notes are subject to the Fund's investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

      o INSURED BANK OBLIGATIONS. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $100,000. The Fund may, within the limits set forth in the Prospectus, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank. If the principal amount and accrued interest together exceed $100,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees deter mines that a readily available market exists for such obligations, the Fund will treat such obligations as subject to the 10% limit for illiquid investments set forth in the Prospectus for the Fund unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

     o CONVERTIBLE SECURITIES. The Fund may invest in fixed-income securities which are convertible into common stock. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

      To the extent that a convertible security's "investment value" is greater than its "conversion value," its price will be primarily a reflection of such "investment value" and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. The credit standing of the issuer and other factors may also have an effect on the convertible security value. If the "conversion value" exceeds the investment value, the price of the convertible security will rise above its "investment value" and, in addition, will sell at some premium over its "conversion value." This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege. At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their "investment values" and/or their "conversion values" in keeping with the Fund's objectives.

      O INVESTMENT RISKS OF FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risks: credit risk and interest rate risk. Credit risk relates to the ability of the issuer to meet interest or principal payments on a security as they become due. Generally, higher yielding lower-grade bonds are subject to credit risk to a greater extent than lower yielding, investment grade bonds. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting solely from the inverse relationship between price and yield of outstanding fixed-income securities. An increase in prevailing interest rates will generally reduce the market value of already-issued fixed-income investments, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater changes in their prices from changes in interest rates than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities after the Fund buys them will not affect the interest payable on those securities, nor the cash income from such securities. However, those price fluctuations will be reflected in the valuations of these securities and therefore the Fund's net asset values.

      The Fund may invest in securities rated as low as "Caa" by Moody's or "CCC" by Standard and Poor's, although it does not intend to do so. The Manager will not rely solely on the ratings assigned by rating services and may invest, without limit, in unrated securities which offer, in the opinion of the Manager, yields and risks comparable to those of rated securities in which the Fund may invest.
      Some of the principal risks of lower-grade, high yield securities include:
(i) limited liquidity and secondary market support, (ii) substantial market price volatility resulting from changes in prevailing interest rates, (iii) subordination of the holder's claims to the prior claims of banks and other senior lenders in bankruptcy proceedings, (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates, whereby the holder might receive redemption proceeds at times when only lower-yielding portfolio securities are available for investment, (v) the possibility that earnings of the issuer may be insufficient to meet its debt service, and (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn. Some high yield bonds pay interest in kind rather than in cash.

      As a result of the limited liquidity of high yield securities, their prices have at times experienced significant and rapid decline when a significant number of holders of high yield securities simultaneously decided to sell them. A decline is also likely in the high yield bond market during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield securities and adversely affect the value of outstanding securities and the ability of the issuers to repay principal and interest. In addition, in recent years there have been several Congressional attempts to limit the use or limit tax and other advantages of high yield bonds. If enacted, such proposals could adversely affect the value of these securities and consequently the Fund's net asset value per share. For example, federally insured savings and loan associations have been required to divest their investments in high yield securities.

      O RIGHTS AND WARRANTS. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

OTHER INVESTMENT TECHNIQUES AND STRATEGIES.

     o WHEN-ISSUED SECURITIES. The Fund may take advantage of offerings of eligible portfolio securities on a "when-issued" basis where delivery of and payment for such securities takes place sometime after the transaction date on terms established on such date. Normally, settlement on U.S. Government securities takes place within ten days. The Fund only will make when-issued commitments on eligible securities with the intention of actually acquiring the securities. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued commitments will not be made if, as a result, more than 15% of the net assets of the Fund would be so committed.

      o REPURCHASE AGREEMENTS. The Fund may acquire securities subject to repurchase agreements for liquidity purposes to meet anticipated redemptions, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of purchases of portfolio securities.

      In a repurchase transaction, the Fund purchases a security from, and simultaneously resells it to, an approved vendor (U.S. commercial bank or the U.S. branch of a foreign bank having total domestic assets of at least $1 billion or a broker-dealer with a net worth of at least $50 million and which has been designated a primary dealer in government securities, that must meet credit requirements set by the Trust's Board of Trustees from time to time) for delivery at an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

     O ILLIQUID AND RESTRICTED SECURITIES. To enable the Fund to sell restricted securities not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund, if such registration is required before such securities may be sold publicly. When registration must be arranged because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the securities and the time the Fund would be permitted to sell them. The Fund would bear the risks of any downward price fluctuation during that period. The Fund may also acquire, through private placements, securities having contractual restrictions on their resale, which might limit the Fund's ability to dispose of such securities and might lower the amount realizable upon the sale of such securities. Illiquid securities include repurchase agreements maturing in more than seven days, or certain participation interests other than those with puts exercisable within seven days.

      The Fund has percentage limitations that apply to purchases of illiquid securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Trustees of the Trust or by the Sub-Adviser under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holding of that security may be deemed to be illiquid.

      O LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral on each business day must at least equal the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

      o HEDGING WITH OPTIONS AND FUTURES CONTRACTS. The Fund may employ one or more types of Hedging Instruments for the purposes described in the Prospectus. When hedging to attempt to protect against declines in the market value of the Fund's portfolio, or to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund may: (i) sell Stock Index Futures,
(ii) buy puts, or (iii) write covered calls on securities held by it or on Stock Index Futures (as described in the Prospectus). When hedging to establish a position in the equity securities markets as a temporary substitute for the purchase of individual equity securities the Fund may: (i) buy Stock Index Futures, or (ii) buy calls on Stock Index Futures or securities. Normally, the Fund would then purchase the equity securities and terminate the hedging portion.

      The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's investment activities in the underlying cash market. In the future, the Fund may employ hedging instruments and strategies that are not presently contemplated but which may be subsequently developed, to the extent such investment methods are consistent with the Fund's investment objective, and are legally permissible and disclosed in the Prospectus. Additional information about the hedging instruments the Fund may use is provided below.

      o WRITING CALL OPTIONS. As described in the Prospectus, the Fund may write covered calls. When the Fund writes a call on an investment, it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying investment) regardless of market price changes during the call period. To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call the Fund has written is more or less than the price of the call the Fund subsequently purchased. A profit may also be realized if the call lapses unexercised because the Fund retains the underlying investment and the premium received. Those profits are considered short-term capital gains for Federal income tax purposes, as are premiums on lapsed calls, and when distributed by the Fund are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to the lack of a market, it would have to hold the callable investment until the call lapsed or was exercised.

      The Fund may also write calls on Futures without owning a futures contract or deliverable securities, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar value of deliverable securities or liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Future. In no circumstances would an exercise notice as to a Future put the Fund in a short futures position.

      o WRITING PUT OPTIONS. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to the Fund as writing a covered call. The premium the Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium less transaction costs. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

      When writing put options on securities or on foreign currencies, to secure its obligation to pay for the underlying security, the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the exchange or broker-dealer through whom such option was sold, requiring the Fund to exchange currency at the specified rate of exchange or to take delivery of the underlying security against payment of the exercise price. The Fund may have no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

      The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As above for writing covered calls, any and all such profits described herein from writing puts are considered short-term capital gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

      The Trustees have adopted a non-fundamental policy that the Fund may write covered call options or write covered put options with respect to not more than 5% of the value of its net assets. Similarly, the Fund may only purchase call options and put options with a value of up to 5% of its net assets.

      o PURCHASING PUTS AND CALLS. The Fund may purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. In purchasing a call, the Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the exercise price, transaction costs, and the premium paid, and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment. When the Fund purchases a call on a stock index, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund.

      When the Fund purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns (a "protective put") enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration and the Fund will lose the premium payment and the right to sell the underlying investment. However, the put may be sold prior to expiration (whether or not at a profit).

     Puts and calls on broadly-based stock indices or Stock Index Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements of individual securities or futures contracts. When the Fund buys a call on a stock index or Stock Index Future, it pays a premium. If the Fund exercises the call during the call period, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the stock index or Future upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the call and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When the Fund buys a put on a stock index or Stock Index Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver cash to the Fund to settle the put if the closing level of the stock index or Stock Index Future upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

      When the Fund purchases a put on a stock index, or on a Stock Index Future not owned by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities the Fund holds. The Fund can either resell the put or, in the case of a put on a Stock Index Future, buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price, and as a result the put is not exercised, the put will become worthless on the expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

      The Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a call, put or an underlying investment in connection with the exercise of a put or call. Those commissions may be higher than the commissions for direct purchases or sales of the underlying investments.

      Premiums paid for options are small in relation to the market value of the underlying investments and, consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

      o STOCK INDEX FUTURES. As described in the Prospectus, the Fund may invest in Stock Index Futures only if they relate to broadly-based stock indices. A stock index is considered to be broadly-based if it includes stocks that are not limited to issuers in any particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and fluctuates with the changes in the market value of those stocks. Stock indices cannot be purchased or sold directly.

      Stock index futures are contracts based on the future value of the basket of securities that comprise the underlying stock index. The contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction or to enter into an offsetting contract. No physical delivery of the securities underlying the index is made on settling the futures obligation. No monetary amount is paid or received by the Fund on the purchase or sale of a Stock Index Future. Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment, in cash or U.S. Treasury bills, with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under certain specified conditions. As the Future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis.

      At any time prior to the expiration of the Future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the Future for tax purposes. Although Stock Index Futures by their terms call for settlement by the delivery of cash, in most cases the settlement obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

      o REGULATORY ASPECTS OF HEDGING INSTRUMENTS. The Fund is required to operate within certain guidelines and restrictions with respect to its use of futures and options thereon as established by the Commodities Futures Trading Commission ("CFTC"). In particular, the Fund is excluded from registration as a "commodity pool operator" if it complies with the requirements of Rule 4.5 adopted by the CFTC. Under this Rule, the Fund is not limited regarding the percentage of its assets committed to futures margins and related options premiums subject to a hedge position. However, under the Rule the Fund must limit its aggregate initial futures margin and related options premiums to 5% or less of the Fund's total assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund also must use short futures and options on futures positions solely for bona fide hedging purposes within the meaning and intent of applicable provisions of the Commodity Exchange Act.

     Transactions in options by the Fund are subject to limitations established by option exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on Futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Due to requirements under the Investment Company Act, when the Fund purchases a Stock Index Future, the Fund will maintain, in a segregated account or accounts with its custodian, cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

      o ADDITIONAL INFORMATION ABOUT HEDGING INSTRUMENTS AND THEIR USE. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written options traded on exchanges or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the option or upon the Fund's entering into a closing transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

      When the Fund writes an over-the-counter("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which the Fund would have the absolute right to repurchase that OTC option. That formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the extent to which the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of the limit on its assets that may be invested in the illiquid securities, stated in the Prospectus) the mark-to-market value of any OTC option held by it unless subject to a buy-back agreement with the executing broker. The SEC is evaluating whether OTC options should be considered liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

      The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise by the Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

     o TAX ASPECTS OF COVERED CALLS AND HEDGING INSTRUMENTS. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although there is no guarantee that it will qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax).

      Certain foreign currency exchange contracts ("Forward Contracts") in which the Fund may invest are treated as "section 1256 contracts." Gains or losses relating to section 1256 contracts generally are characterized under the Internal Revenue Code as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from certain section 1256 contracts (including Forward Contracts) generally are treated as ordinary income or loss. In addition, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt these transactions from this marked-to-market treatment.

      Certain Forward Contracts entered into by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent such loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition foreign currency forward contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contract and the date of the disposition also are treated as an ordinary gain or loss. Currency gains and losses are offset against market gains and losses on each trade before determining a net "section 988" gain or loss under the Internal Revenue Code, which may ultimately increase or decrease the amount of the Fund's investment company income available for distribution to its shareholders.

     o ADDITIONAL RISK FACTORS IN HEDGING. In addition to the risks with respect to options discussed in the Prospectus and above, there is a risk in using short hedging by (i) selling Stock Index Futures or (ii) purchasing puts on stock indices or Stock Index Futures to attempt to protect against declines in the value of the Fund's equity securities. The risk is that the prices of Stock Index Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's equity securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

      The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the equity securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of equity securities being hedged if the historical volatility of the prices of the equity securities being hedged is more than the historical volatility of the applicable index. It is also possible that if the Fund has used hedging instruments in a short hedge, the market may advance and the value of equity securities held in the Fund's portfolio may decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of equity securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      If the Fund uses hedging instruments to establish a position in the equities markets as a temporary substitute for the purchase of individual equity securities (long hedging) by buying Stock Index Futures and/or calls on such Futures, on securities or on stock indices, it is possible that the market may decline. If the Fund then concludes not to invest in equity securities at that time because of concerns as to a possible further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the equity securities purchased.

OTHER INVESTMENT RESTRICTIONS

     The Fund's most significant investment restrictions are set forth in the Prospectus. There are additional investment restrictions that the Fund must follow that are also fundamental policies. Fundamental policies and the Fund's investment objective cannot be changed without the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act of 1940, such a majority vote is defined as the vote of the holders of the lesser of: (i) 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

      Under these additional restrictions, the Fund cannot:

      o invest in physical commodities or physical commodity contracts; however, the Fund may: (i) buy and sell hedging instruments to the extent specified in its Prospectus from time to time, and (ii) buy and sell options, futures, securities or other instruments backed by, or the investment return from which is linked to changes in the price of, physical commodities;

      o invest in real estate or real estate limited partnerships (direct participation programs); however, the Fund may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein;

      o underwrite securities of other companies except in so far as the Fund may be deemed to be an underwriter under the Securities Act of 1933 in disposing of a security ;

      o invest in securities of any issuer if, to the knowledge of the Trust, any officer or trustee of the Trust or any officer or director of the Manager or Sub-Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of l% own in the aggregate more than 5% of the outstanding securities of such issuer;

      o pledge its assets or assign or otherwise encumber its assets in excess of 10% of its net assets (taken at market value at the time of pledging) and then only to secure borrowings effected within the limitations set forth in the Prospectus;

      o invest for the purpose of exercising control or management of another company;

      o issue senior securities as defined in the 1940 Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above; or (c) lending portfolio securities; or

      o make loans to any person or individual except that portfolio securities may be loaned by the Fund within the limitations set forth in the Prospectus.




NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The following operating policies of the Fund are not fundamental policies and, as such, may be changed by vote of a majority of the Board of Trustees without shareholder approval. These additional restrictions provide that the Fund cannot:

      o purchase securities on margin (except for such short-term loans as are necessary for the clearance of purchases of portfolio securities) or make short sales of securities (collateral arrangements in connection with transactions in futures and options are not deemed to be margin transactions).

      o invest in interests in oil, gas or other mineral exploration or development programs or leases.

      For  purposes  of the  Fund's  policy  not to  concentrate  its  assets as described in the Prospectus, the Fund has adopted, as a matter of non-fundamental policy, the corporate industry classifications set forth in Appendix A to this Statement of Additional Information. The percentage restrictions described above and in the Prospectus apply only at the time of investment and require no action by the Fund as a result of subsequent changes in relative values.

HOW THE FUND IS MANAGED

ORGANIZATION AND HISTORY. The Fund is one of four portfolios of the Trust, a Massachusetts business trust named Oppenheimer Quest For Value Funds. This Statement of Additional Information may be used with the Fund's Prospectus only to offer shares of the Fund.

     The Trustees are authorized to create new series and classes of series. The Trustees may reclassify unissued shares of the Trust or its series or classes into additional series or classes of shares. The Trustees may also divide or combine the shares of a class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy.

      As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

      The Trust's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

TRUSTEES AND OFFICERS OF THE TRUST. The Trust's Trustees and officers, and the Fund's portfolio manager (who is not an officer), are listed below, together with principal occupations and business affiliations during the past five years. The address of each is Two World Trade Center, New York, New York 10048, except as noted. All of the Trustees are directors or trustees of Oppenheimer Quest For Value Funds (Oppenheimer Quest Growth & Income Value Fund, Oppenheimer Quest Small Cap Value Fund, Oppenheimer Quest Opportunity Value Fund, and Oppenheimer Quest Officers Value Fund), Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc. and Oppenheimer Quest Global Value Fund, Inc. (collectively, the "Oppenheimer Quest Funds"), Rochester Portfolio Series - Limited-Term New York Municipal Fund, Bond Fund Series -Oppenheimer Bond Fund For Growth and Rochester Fund Municipals (collectively, the "Oppenheimer Rochester Funds") and Oppenheimer MidCap Fund. As of January 2, 1998, the trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of the Fund. The foregoing does not include shares held of record by an employee benefit plan for employees of the Manager for which one of the officers listed below, Mr. Donohue, is a trustee, other than the shares beneficially owned under that plan by the officers of the Fund listed below.


BRIDGET A. MACASKILL, CHAIRMAN OF THE BOARD OF TRUSTEES AND PRESIDENT1; Age: 49 President (since June 1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Manager; President and director (since June 1991) of HarbourView Asset Management Corporation ("HarbourView"), a subsidiary of the Manager; Chairman and a director of Shareholder Services, Inc. ("SSI") (since August 1994) and Shareholder Financial Services, Inc. ("SFSI") (September 1995), transfer agent subsidiaries of the Manager; President (since September 1995) and a director (since October 1990) of Oppenheimer Acquisition Corp. ("OAC"), the Manager's parent holding company; President (since September
1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July 1996); President and a director (since October 1997) of OppenheimerFunds International Ltd. ("OFIL"), an offshore fund manager subsidiary of the Manager and Oppenheimer Millennium Funds plc (since October 1997); President and a director of other Oppenheimer funds; a director of the NASDAQ Stock Market, Inc. and of Hillsdown Holdings plc (a U.K. food company); formerly an Executive Vice President of the Manager.
____________
1Trustee who is an "interested person" (as defined in the Investment Company
Act) of the FUnd and the Trust.


PAUL Y. CLINTON, TRUSTEE;  AGE: 66
39 Blossom Avenue, Osterville, Massachusetts 02655
Principal of Clinton Management Associates (financial and venture capital consulting firm); Trustee of Capital Cash Management Trust (money-market fund) and Narragansett Tax-Free Fund (tax-exempt bond fund); Director of OCC Cash Reserves, Inc. and Trustee of OCC Accumulation Trust, (both open-end investment companies). Formerly: Director, External Affairs, Kravco Corporation, ( national real estate owner and property management corporation); President of Essex Management Corporation (management consulting company); a general partner of Capital Growth Fund (venture capital partnership); a general partner of Essex Limited Partnership ( investment partnership); President of Geneve Corp. (venture capital fund); Chairman of Woodland Capital Corp. (small business investment company); and Vice President of W.R. Grace & Co.

THOMAS W. COURTNEY, TRUSTEE; AGE: 64
833 Wyndemere Way, Naples, Florida 34105
Principal of Courtney Associates, Inc. (venture capital firm); former General Partner of Trivest Venture Fund (private venture capital fund); Trustee of Cash Assets Trust, (money market fund); Director of OCC Cash Reserves, Inc., and Trustee of OCC Accumulation Trust, both open-end investment companies); Trustee of Hawaiian Tax-Free Trust and Tax Free Trust of Arizona, (both tax-exempt bond funds); Director of several privately owned corporations. Formerly President of Investment Counseling Federated Investors, Inc.; former President of Boston Company Institutional Investors; Director of Financial Analysts Federation.

LACY B. HERRMANN, TRUSTEE; AGE: 68
380 Madison Avenue, Suite 2300, New York, New York 10017 Chairman and Chief Executive Officer of Aquila Management Corporation (sponsoring organization and Administrator and/or Sub-Adviser to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Aquila Cascadia Equity Fund, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narragansett Insured Tax-Free Income Fund, Tax-Free Fund For Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax-Free Trust, and Aquila Rocky Mountain Equity Fund); Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc., distributor of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT"), and an Officer and Trustee/Director of its predecessors; President and Director of STCM Management Company, Inc. (sponsor and adviser to CCMT; Chairman, President and a Director of InCap Management Corporation (formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves); Director of OCC Cash Reserves, Inc., and Trustee of OCC Accumulation Trust (both open-end investment companies); Trustee Emeritus of Brown University.

GEORGE LOFT, TRUSTEE; AGE: 82
51 Herrick Road, Sharon, Connecticut 06069

Private Investor; Director of OCC Cash Reserves, Inc. and Trustee of OCC Accumulation Trust (both open-end investment companies).

ROBERT C. DOLL, JR., VICE PRESIDENT; AGE: 43
Executive Vice President and Director of the Manager (since January 1993) ; Executive Vice President of HarbourView (since January 1993); Vice President and a director of OAC (since September 1995); an officer of other Oppenheimer funds.

COLIN GLINSMAN, PORTFOLIO MANAGER; AGE 40
One World Financial Center, 200 Liberty Street, New York, New York 10281 Senior Vice President of Oppenheimer Capital.

ANDREW J. DONOHUE, SECRETARY; AGE: 47
Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a Director  (since  September  1995) of the  Manager;  Executive  Vice
President (since September 1993), and a director (since January 1992) of OppenheimerFunds Distributor, Inc. (the "Distributor"); Executive Vice
President, General Counsel and a director of HarbourView, SSI, SFSI and Oppenheimer Partnership Holdings, Inc. since (September 1995) and MultiSource Services, Inc. (a broker-dealer) (since December 1995); President and a director of Centennial Asset Management Corporation ("Centennial") (since September
1995); President and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April
1997) of OAC; Vice President of OFIL and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

GEORGE C. BOWEN, TREASURER; AGE: 61
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President (since September 1987) and Treasurer (since March 1985) of the Manager; Vice President (since June 1983) and Treasurer (since March 1985) of the Distributor; Vice President (since October 1989) and Treasurer (since April 1986) of HarbourView; Senior Vice President (since February 1992), Treasurer (since July 1991) and a director (since December 1991) of Centennial; President, Treasurer and a director of Centennial Capital Corporation (since June 1989); Vice President and Treasurer (since August 1978) and Secretary (since April 1981) of SSI; Vice President, Treasurer and Secretary of SFSI (since November 1989); Treasurer of OAC (since June 1990); Treasurer of Oppenheimer Partnership Holdings, Inc. (since November 1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (since July 1996); Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc., a broker-dealer (since December 1995); a director and officer of other Oppenheimer funds.


ROBERT BISHOP, ASSISTANT TREASURER; AGE: 39
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

SCOTT T. FARRAR, ASSISTANT TREASURER; AGE: 32
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996);
Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997);
an officer of other Oppenheimer funds;
formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

ROBERT G. ZACK, ASSISTANT SECRETARY; AGE: 49
Senior Vice President (since May 1985) and Associate  General Counsel (since May
1981) of the Manager, Assistant Secretary of SSI (since May 1985), and SFSI (since November 1989); Assistant Secretary of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

      o REMUNERATION OF TRUSTEES. All officers of the Trust and Ms. Macaskill, a Trustee, are officers or directors of the Manager and receive no salary or fee from the Fund. The remaining Trustees of the Fund received the total amounts shown below from (i) the Fund during its fiscal year ended October 31, 1997 and
(ii) other investment companies (or series thereof) managed by the Manager and/or the Sub-Adviser paid during the calendar year ended December 31, 1997.

                                    PENSION OR
                                    RETIREMENT
                     AGGREGATE      BENEFITS       ESTIMATED      TOTAL
                     COMPENSATION   ACCRUED AS     ANNUAL         COMPENSATION
                     FROM THE       PART OF FUND   BENEFITS UPON  FROM FUND
NAME OF PERSON       FUND           EXPENSES       RETIREMENT     COMPLEX(1)


Paul Y. Clinton      $6,583         None           None           $68,379
Thomas W. Courtney   $6,583         None           None           $68,379
Lacy B. Herrmann     $6,033         None           None           $63,154
George Loft          $6,583         None           None           $68,379

(1) For the purpose of the chart above, "Fund Complex" includes the Oppenheimer Quest Funds (including the Fund), the Oppenheimer Rochester Funds, the Oppenheimer MidCap Fund, and three funds advised by the Sub-Adviser (the "Sub-Adviser Funds"). For these purposes, each series constitutes a separate fund. Messrs. Clinton and Courtney served as directors or trustees of two Sub-Adviser Funds, for which they are to receive $49,250 and $49,250, respectively, and Messrs. Herrmann and Loft served as directors or trustees of three
Sub-Adviser   Funds,   for  which  they  are  to  receive   $45,388  ,  $50,688,
respectively. Effective April, 1997, Messrs. Herrmann and Loft resigned as trustees from the third Sub-Adviser Fund.

DEFERRED COMPENSATION PLAN. The Board of Trustees has adopted a Deferred Compensation plan for disinterested Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an order issued by the SEC, the Fund may, without shareholder approval, invest in the funds selected by the Trustee under the plan for the limited purpose of determining the value of the Trustee's deferred fee account.

      o MAJOR SHAREHOLDERS. As of January 2, 1998, no person owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B or Class C shares except: Unified Advisers Inc. as Agent for Oppenheimer Quest Growth & Income Value Fund, 429 N. Pennsylvania Street, Indianapolis, Indiana 46204-1873, which owned of record 1,890,623.046 Class A shares (approximately 28.42% of the Class A shares then outstanding); Charles Schwab & Co., Inc. (for the benefit of its customers), 101 Montgomery Street, San Francisco, California 94104-4122, which owned of record 1,198,004.043 Class A shares (approximately 18.01% of the Class A shares then outstanding); Merrill Lynch Pierce Fenner & Smith (for the benefit of its customers), 4800 Deer Lake Drive, Floor 3, Jacksonville, Florida 32246-6484, which owned of record 49,059.469 Class C shares (approximately 8.25% of the Class C shares then outstanding); and RPSS TR City Distributing Company, Inc. 401K Plan, P.O. Box 4130 Petersburg, Virginia 23803-0130, which owned of record 39,473.575 Class C shares (approximately 6.63% of the Class C shares then outstanding).


THE MANAGER AND ITS AFFILIATES. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts
Mutual Life Insurance Company.  OAC
is also owned in part by certain of the Manager's directors and officers, some of whom also serve as officers of the Trust and one of whom (Ms. Macaskill) also serves as an officer and a Trustee of the Trust.

       The Manager and the Trust have a Code of Ethics. In addition to having its own Code of Ethics, the Sub-Adviser is obligated to report to the Manager any violations of the Sub-Adviser's Code of Ethics relating to the Fund. The Code of Ethics is designed to detect and prevent improper personal trading by certain employees, including the Fund's portfolio manager, who is an employee of the Sub-Adviser, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

     o PORTFOLIO MANAGEMENT. The Portfolio Manager of the Fund is Colin Glinsman, who is principally responsible for the day-to-day management of the Fund's portfolio. Mr. Glinsman's background is described in the Prospectus under "Portfolio Manager."

       o THE INVESTMENT ADVISORY AGREEMENT. The Manager acts as investment adviser to the Fund pursuant to the terms of an Investment Advisory Agreement dated May 27, 1997, as amended on October 22, 1997, which replaced the investment advisory agreement dated as of November 22, 1995. The Investment Advisory Agreement was approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act) and who have no direct or indirect financial interest in such agreement on February 4, 1997 and by the shareholders of the Fund at a meeting held for that purpose on May 19, 1997. The Sub-Adviser previously served as the Fund's investment adviser from the Fund's inception (November 1, 1991) to November 22, 1995.

       Under the Investment Advisory Agreement, the Manager acts as the investment adviser for the Fund and supervises the investment program of the Fund. The Investment Advisory Agreement provides that the Manager will provide administrative services for the Fund, including completion and maintenance of records, preparation and filing of reports required by the Securities and Exchange Commission, reports to shareholders, and composition of proxy statements and registration statements required by Federal and state securities laws. The Manager will furnish the Fund with office space, facilities and equipment and arrange for its employees to serve as officers of the Trust. The administrative services to be provided by the Manager under the Investment Advisory Agreement will be at its own expense, except that the Fund will pay the Manager an annual fee for calculating the Fund's daily net asset value at an annual rate of $55,000, plus reimbursement for out-of-pocket expenses.


       Expenses not assumed by the Manager under the Investment Advisory Agreement or paid by the Distributor under the General Distributor's Agreement will be paid by the Fund. Expenses with respect to the Trust's four portfolios, including the Fund, are allocated in proportion to the net assets of the respective portfolio, except where allocations of direct expenses could be made. Certain expenses are further allocated to certain classes of shares of a series as explained in the Prospectus and under "How to Buy Shares," below. The Investment Advisory Agreement lists examples of expenses paid by the Fund, including interest, taxes, brokerage commissions, insurance premiums, fees of non-interested Trustees, legal and audit expenses, transfer agent and custodian expenses, share issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation. For the fiscal period November 22, 1995 (when the Manager became the investment adviser to the Fund) to October 31, 1996 (the "Fiscal Period") and the fiscal year ended October 31, 1997, the Fund paid to the Manager $448,353 and $726,006, respectively, in management fees. During the Fiscal Period and the fiscal year ended October 31, 1997, the Fund also paid or accrued accounting service fees to the Manager in the amounts of $51,630 and $54,547, respectively.


     The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duty, or reckless disregard for its obligations and duties under the advisory agreement, the Manager is not liable for any loss resulting from good faith errors or omissions on its part with respect to any of its duties thereunder. The Investment Advisory Agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" or "Quest For Value" in connection with its other investment companies for which it may act as an investment adviser or general distributor. If the Manager shall no longer act as investment adviser to a Fund, the right of the Fund to use "Oppenheimer" or "Quest For Value" as part of its name may be withdrawn.

       The Investment Advisory Agreement provides that the Manager may enter into sub-advisory agreements with other affiliated or unaffiliated registered investment advisers in order to obtain specialized services for the Funds provided that the Fund is not required to pay any additional fees for such services. The Manager has retained the Sub-Adviser pursuant to a separate Subadvisory Agreement dated as of November 5, 1997 with respect to the Fund, described below, which replaced the Subadvisory Agreement dated as of November 22, 1995.

       o FEES PAID UNDER THE PRIOR INVESTMENT ADVISORY AGREEMENT. The Sub-Adviser served as investment adviser to the Fund from its inception until November 22, 1995. Under the prior Investment Advisory Agreement, the total advisory fees accrued or paid by the Fund were $333,289 for the fiscal year ended October 31, 1995, of which $8,286 was waived by the Sub-Adviser, and $24,482 for the fiscal period November 1, 1995 to November 22, 1995 (the "Interim Period").

       For the fiscal year ended October 31, 1995 and for the Interim Period, the Fund paid or accrued accounting services fees to the Sub-Adviser in the amounts of $57,800 and $2,291, respectively. During such time periods the Trust had retained the services of State Street Bank and Trust Company to calculate the net asset value of each class of shares and to prepare the books and records. For such services, the Fund accrued or paid fees for the fiscal year ended October 31, 1995 in the amount of $55,000; no fees were accrued or paid by the Fund for the Interim Period.

       o THE SUBADVISORY AGREEMENT. The Subadvisory Agreement provides that the Sub- Adviser shall regularly provide investment advice with respect to the Fund and invest and reinvest cash, securities and the property comprising the assets of the Fund. Under the Subadvisory Agreement, the Sub-Adviser agrees not to change the Portfolio Manager of the Fund without the written approval of the Manager and to provide assistance in the distribution and marketing of the Fund. The Subadvisory Agreement was approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act) and who have no direct or indirect financial interest in such agreement on February 28, 1997 and by the shareholders of the Fund at a meeting held for that purpose on May 19, 1997.

       Under the Subadvisory Agreement, the Manager will pay the Sub-Adviser an annual fee payable monthly, based on the average daily net assets of the Fund, equal to 40% of the investment advisory fee collected by the Manager from the Fund based on the total net assets of the Fund as of November 22, 1995 (the "Base Amount") plus 30% of the investment advisory fee collected by the Manager based on the total net assets of the Fund that exceed the Base Amount.

       The Subadvisory Agreement provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties or obligations, the Sub-Adviser shall not be liable to the Manager for any act or omission in the course of or connected with rendering services under the Subadvisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.


     The Sub-Adviser is a majority owned subsidiary of Oppenheimer Capital, a registered investment advisor, whose employees perform all investment advisory services provided to the Fund by the Sub-Adviser. On November 4, 1997, PIMCO Advisors L.P. ("PIMCO Advisors"), a registered investment adviser with $125 billion in assets under management through various subsidiaries and affiliates, acquired control of Oppenheimer Capital and the Sub-Adviser. On November 5, 1997, the new Sub-advisory Agreement between the Sub-Adviser and the Manager became effective. On November 30, 1997, Oppenheimer Capital merged with a subsidiary of PIMCO Advisors and, as a result, Oppenheimer Capital and the Sub-Adviser became indirect wholly-owned subsidiaries of PIMCO Advisors. PIMCO Advisors has two general partners: PIMCO Partners, G.P., a California general partnership ("PIMCO GP"), and PIMCO Advisors Holdings L.P. (formerly Oppenheimer Capital, L.P.), an NYSE-listed Delaware limited partnership of which PIMCO GP is the sole general partner.

       PIMCO GP beneficially owns or controls (through its general partner interest in Oppenheimer Capital, L.P.) greater than 80% of the units of limited partnership ("Units") of PIMCO Advisors. PIMCO GP has two general partners. The first of these is Pacific Investment Management Company, a wholly-owned subsidiary of Pacific Financial Asset Management Company, which is a direct subsidiary of Pacific Life Insurance Company ("Pacific Life").


     The managing general partner of PIMCO GP is PIMCO Partners L.L.C. ("PPLLC"), a California limited liability company. PPLLC's members are the Managing Directors (the "PIMCO Managers") of Pacific Investment Management Company, a subsidiary of PIMCO Advisors (the "PIMCO Subpartnership"). The PIMCO Managers are: William H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich, III, Brent R. Harris, John L. Hague, William S. Thompson Jr., William
C. Powers, David H. Edington, Benjamin Trosky, William R. Benz, II and Lee R. Thomas, III.


       PIMCO Advisors is governed by a Management Board, which consists of sixteen members, pursuant to a delegation by its general partners. PIMCO GP has the power to designate up to nine members of the Management Board and the PIMCO Subpartnership, of which the PIMCO Managers are the Managing Directors, has the power to designate up to two members. In addition, PIMCO GP, as the controlling general partner of PIMCO Advisors, has the power to revoke the delegation to the Management Board and exercise control of PIMCO Advisors. As a result, Pacific Life and/or the PIMCO Managers may be deemed to control PIMCO Advisors. Pacific Life and the PIMCO Managers disclaim such control.

       o THE DISTRIBUTOR. Under a General Distributor's Agreement with the Trust dated as of November 22, 1995, the Distributor acts as the Fund's principal underwriter in the continuous public offering of Class A, Class B and Class C shares of the Fund but is not obligated to sell a specific number of shares. Expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders, are borne by the Distributor. During the Fund's fiscal year ended October 31, 1997, the aggregate amount of sales charges on sales of the Fund's Class A shares was $201,700, of which the Distributor and affiliated brokers retained $53,948. During the fiscal year ended October 31, 1997, the Distributor received contingent deferred sales charges of $33,972 upon redemption of Class B shares, and received contingent deferred sales charges of $2,155 upon redemption of Class C shares. For additional information about distribution of the Fund's shares and the expenses connected with such activities, please refer to "Distribution and Service Plans" below.


       o THE TRANSFER AGENT. OppenheimerFunds Services acts as the Fund's Transfer Agent pursuant to a Transfer Agency and Service Agreement dated November 22, 1995. Pursuant to the Agreement, the Transfer Agent is responsible for maintaining the Fund's shareholder registry and shareholder accounting records and for shareholder servicing and administrative functions. As compensation therefor, the Fund is obligated to pay the Transfer Agent an annual maintenance fee for each Fund shareholder account and reimburse the Transfer Agent for its out of pocket expenses.

       o SHAREHOLDER SERVICING AGENT FOR CERTAIN SHAREHOLDERS. Unified Management Corporation (1-800-346-4601) is the shareholder servicing agent of the Fund for former shareholders of the AMA Family of Funds and clients of AMA Investment Advisers, Inc. (which had been the investment adviser of AMA Family of Funds) who acquire shares of any Oppenheimer Quest Fund, and for (i) former shareholders of the Unified Funds and Liquid Green Trusts, (ii) accounts which participated or participate in a retirement plan for which Unified Investment Advisers, Inc. or an affiliate acts as custodian or trustee, (iii) accounts which have a Money Manager brokerage account, and (iv) other accounts for which Unified Management Corporation is the dealer of record.

BROKERAGE POLICIES OF THE FUND

BROKERAGE PROVISIONS OF THE INVESTMENT ADVISORY AND SUBADVISORY AGREEMENT. The Investment Advisory Agreement contains provisions relating to the selection of broker-dealers ("brokers") for the Fund's portfolio transactions. The Manager and the Sub-Adviser may use such brokers as may, in their best judgment based on all relevant factors, implement the policy of the Fund to achieve best execution of portfolio transactions. While the Manager need not seek advance competitive bidding or base its selection on posted rates, it is expected to be aware of the current rates of most eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board and the provisions of the Investment Advisory Agreement.

       The Investment Advisory Agreement also provides that, consistent with obtaining the best execution of the Fund's portfolio transactions, the Manager and the Sub-Adviser, in the interest of the Fund, may select brokers other than affiliated brokers, because they provide brokerage and/or research services to the Fund and/or other accounts of the Manager or the Sub-Adviser. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager or the Sub-Adviser that the commissions are reasonable in relation to the services provided, viewed either in terms of that transaction or the Manager's or the Sub-Adviser's overall responsibilities to all its accounts. No specific dollar value need be put on the services, some of which may or may not be used by the Manager or the Sub-Adviser for the benefit of the Fund or other of its advisory clients. To show that the determinations were made in good faith, the Manager or any Sub-Adviser must be prepared to show that the amount of such commissions paid over a representative period selected by the Board was reasonable in relation to the benefits to the Fund. The Investment Advisory Agreement recognizes that an affiliated broker-dealer may act as one of the regular brokers for the Fund provided that any commissions paid to such broker are calculated in accordance with procedures adopted by the Trust's Board under applicable rules of the SEC.

       In addition, the Subadvisory Agreement permits the Sub-Adviser to enter into "soft dollar" arrangements through the agency of third parties to obtain services for the Fund. Pursuant to these arrangements, the Sub-Adviser will undertake to place brokerage business with broker-dealers who pay third parties that provide services. Any such "soft dollar" arrangements will be made in accordance with policies adopted by the Board of the Trust and in compliance with applicable law.

DESCRIPTION  OF  BROKERAGE   PRACTICES.   Portfolio  decisions  are  based  upon
recommendations of the portfolio manager and the judgment of the portfolio managers. The Fund will pay brokerage commissions on transactions in listed options and equity securities. Prices of portfolio securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of debt securities purchased from dealers include a spread between the bid and asked prices.

       Transactions may be directed to dealers during the course of an underwriting in return for their brokerage and research services, which are intangible and on which no dollar value can be placed. There is no formula for such allocation. The research information may or may not be useful to one or more of the Fund and/or other accounts of the Manager or the Sub-Adviser; information received in connection with directed orders of other accounts managed by the Manager or the Sub- Adviser or its affiliates may or may not be useful to one or more of the Funds. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Manager or the Sub-Adviser, to make available additional views for consid eration and comparison, and to enable the Manager or the Sub-Adviser to obtain market information for the valuation of securities held in the Fund's assets.

       Sales of shares of the Fund, subject to applicable rules covering the Distributor's activities in this area, will also be considered as a factor in the direction of portfolio transactions to dealers, but only in conformity with the price, execution and other considerations and practices discussed above.
The Fund will not purchase any securities from or sell any securities to an affiliated broker-dealer acting as principal for its own account.

     The Sub-Adviser currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Sub-Adviser to cause purchase or sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of each Fund and other client accounts.

       When orders to purchase or sell the same security on identical terms are placed by more than one of the funds and/or other advisory accounts managed by the Sub-Adviser or its affiliates, the transactions are generally executed as received, although a fund or advisory account that does not direct trades to a specific broker ("free trades") usually will have its order executed first. Purchases are combined where possible for the purpose of negotiating brokerage commissions, which in some cases might have a detrimental effect on the price or volume of the security in a particular transaction as far as the Fund is concerned. Orders placed by accounts that direct trades to a specific broker will generally be executed after the free trades. All orders placed on behalf of the Fund are considered free trades. However, having an order placed first in the market does not necessarily guarantee the most favorable price.

     The following table presents information as to the allocation of brokerage commissions paid by the Fund for the fiscal years ended October 31, 1995, 1996 and 1997. Prior to November 3, 1997, Oppenheimer & Co., Inc. ("OpCo"), a broker-dealer, was an affiliate of the Sub-Adviser.

                                                             TOTAL AMOUNT OF TRANSACTIONS
FOR THE          TOTAL            BROKERAGE COMMISSIONS      WHERE BROKERAGE COMMISSIONS
FISCAL YEAR      BROKERAGE             PAID TO OPCO                   PAID TO OPCO
ENDED            COMMISSIONS      DOLLAR                     DOLLAR
OCTOBER 31,      PAID             AMOUNTS         %          AMOUNTS                %

1995             $112,411         $54,131         48.2%      $29,045,570            48.9%
  1996           $100,216         $46,979         46.8%      $36,417,627            27.4%

1997             $228,321         $60,348         26.4%      $45,414,493            25.1%

      During the Fund's fiscal year ended October 31, 1997, $22,740 was paid by the Fund to brokers as commissions in return for research services; the aggregate dollar amount of those transactions was $15,276,984.


PERFORMANCE OF THE FUND

TOTAL RETURN INFORMATION. As described in the Prospectus, from time to time the "average annual total return," "cumulative total return" and "total return at net asset value" of an investment in a class of shares of the Fund may be advertised. An explanation of how these total returns are calculated for each class and the components of those calculations is set forth below.

      The Fund's advertisements of its performance data must, under applicable SEC rules, include the average annual total returns for each advertised class of shares of the Fund for the 1, 5, and 10- year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns. The returns of Class A, Class B and Class C shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to the particular class.

      O AVERAGE ANNUAL TOTAL RETURNS. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

                 1/n
            (ERV)
            (---)   -1 = Average Annual Total Return
            ( P )




      The average annual total returns on an investment in Class A shares of the Fund (using the method described above) for the one and five-year periods ended October 31, 1997 and for the period from November 1, 1991 (commencement of operations) to October 31, 1997 were 17.99%, 14.84% and 14.16%, respectively.

      The average annual total returns on Class B shares for the one-year period ended October 31, 1997 and for the period September 1, 1993 (commencement of the public offering of the class) through October 31, 1997 were 19.55% and 16.33%, respectively.

      The average annual total returns on Class C shares for the one-year period ended October 31, 1997 and for the period September 1, 1993 (commencement of the public offering of the class) through October 31, 1997 were 23.51% and 16.51%, respectively.


      o CUMULATIVE TOTAL RETURNS. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis.

            ERV - P
            ------- = Total Return
               P



      In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). Prior to November 24, 1995, the maximum initial sales charge on Class A shares was 5.50%. For Class B shares, the payment of the applicable contingent deferred sales charge (5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% for the fifth year, 1.0% for the sixth year, and none thereafter) is applied to the investment result for the period shown (unless the total return is shown at net asset value, as described below). For Class C shares, the 1.0% contingent deferred sales charge is applied to the investment result for the one-year period (or less). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period.


      The "cumulative total return" on Class A shares for the period from November 1, 1991 (commencement of operations) to October 31, 1997 was 121.41%. The cumulative total return on Class B shares for the period from September 1, 1993 (commencement of the public offering of the class) through October 31, 1997 was 87.81%. The cumulative total return on Class C shares for the period from September 1, 1993 (commencement of the public offering of the class) through October 31, 1997 was 89.05%.


      O TOTAL RETURNS AT NET ASSET VALUE. From time to time the Fund may also quote an "average annual total return at net asset value" or a "cumulative total return at net asset value" for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.


      The average annual total returns at net asset value on the Fund's Class A shares for the one and five-year periods ended October 31, 1997 and for the period from November 1, 1991 to October 31, 1997 (commencement of operations) were 25.19%, 16.21% and 15.30%, respectively. The cumulative total return at net asset value on the Fund's Class A shares for the period November 1, 1991 through October 31, 1997 was 134.92%.

      The average annual total returns at net asset value on the Fund's Class B shares for the one year period ended October 31, 1997 and for the period from September 1, 1993 (commencement of the public offering of the class) through October 31, 1997 were 24.55% and 16.63%, respectively. The cumulative total return at net asset value on the Fund's Class B shares for the period September 1, 1993 through October 31, 1997 was 89.81%.

      The average annual total returns at net asset value on the Fund's Class C shares for the one-year period ended October 31, 1997 and for the from period September 1, 1993 (commencement of the public offering of the class) through October 31, 1997 were 24.51% and 16.51%, respectively. The cumulative total return at net asset value on the Fund's Class C shares for the period September 1, 1993 through October 31, 1997 was 89.04%.


OTHER PERFORMANCE COMPARISONS. From time to time the Fund may publish the ranking of its Class A, Class B and/or Class C shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund is ranked against (i) all other funds and (ii) all other growth & income funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration.

      From time to time the Fund may publish the star ranking of the performance of its Class A, Class B or Class C shares by Morningstar Inc. ("Morningstar"), an independent mutual fund monitoring service. Morningstar ranks mutual funds in broad investment categories (domestic stock funds, international stock funds, taxable bond funds and municipal bond funds) based on risk-adjusted investment returns. The Fund is ranked among domestic equity funds. Investment return measures a fund's or class's one, three, five and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk measures fund performance below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in the fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star rankings is the fund's or class's 3-year ranking or its combined 3 and 5-year ranking (weighted 60%/40% respectively, or its combined 3-,5-and 10-year ranking (weighted 40%, 30% and 30%, respectively) depending on the inception of the fund or class. Rankings are subject to change monthly. From time to time, the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals, such as THE NEW YORK TIMES, which may include performance quotations from other sources, including Lipper.

      The Fund may also compare its performance to that of other funds in its Morningstar Category. In addition to its star ranking, Morningstar also categorizes and compares a fund's 3-year performance based on Morningstar's classification of the fund's investments and investment style, rather than how a fund defines its investment objective. Morningstar's four broad categories are each further subdivided into categories based on types of investments and investment styles. Those comparisons by Morningstar are based on the same risk and return measurements as its star rankings but do not consider the effect of sales charges.

      The total return on an investment in the Fund's Class A, Class B or Class C shares may be compared with performance for the same period of the S&P 500 Index as described in the Prospectus. The performance of the index includes a factor for the reinvestment of income dividends, but does not reflect reinvestment of capital gains, expenses or taxes.

      The performance of the Fund's Class A, Class B, or Class C shares may also be compared in publications to (i) the performance of various market indices or to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Total return information may be useful to investors in reviewing the performance of the Fund's Class A, Class B or Class C shares. However, when comparing total return of an investment in Class A, Class B and Class C shares of the Fund, a number of factors should be considered before using such information as a basis for comparison with other investments. For example, an investor may also wish to compare the Fund's Class A, Class B Class C return to the returns on fixed-income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S. government.

      From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or Transfer Agent) or the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the Oppenheimer funds' services to those of other mutual fund families selected by the rating or ranking services and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

DISTRIBUTION AND SERVICE PLANS

      The Trust has adopted separate Amended and Restated Distribution and Service Plans and Agreements, each dated November 22, 1996, for Class A, Class B and Class C shares of the Fund under Rule 12b-1 of the Investment Company Act pursuant to which the Fund will compensate the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund and who have no direct or indirect financial interest in the operation of the Fund's 12b-1 plans or in any related agreement ("Independent Trustees"), cast in person at a meeting on February 4, 1997 called for the purpose, among others, of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class at a meeting on May 19, 1997. The Plans replaced the amended and restated distribution and service plans and agreements dated November 22, 1995.

      Under the Plans the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund) to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.

      Unless terminated as described below, each plan continues in effect from year to year but only as long as such continuance is specifically approved at least annually by the Trust's Board of Trustees and its "Independent Trustees" by a vote cast in person at a meeting called for the purpose of voting on such continuance. Any Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required by an SEC rule to obtain the approval of Class B as well as Class A shareholders for a proposed material amendment to the Class A Plan that would materially increase payments under the Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by class. All material amendments must be approved by the Board of Trustees and the Independent Trustees.

      While the Plans are in effect, the Treasurer of the Trust shall provide separate written reports to the Trust's Board of Trustees at least quarterly detailing services rendered in connection with the distribution of the shares, the amount of all payments made pursuant to each Plan, and the purpose for which the payments were made. The reports shall also include the distribution costs for that quarter, and such costs for previous fiscal periods that are carried forward, as explained in the Prospectus and below. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" of the Trust is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

      Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Trust's Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate and set no requirement for a minimum amount.

      The Plans allow the service fee payments to be paid by the Distributor to Recipients in advance for the first year shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net assets of shares of that class sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of such advance payment to the Distributor.

      Although the Plans permit the Distributor to retain both the asset-based sales charge and the service fee, or to pay Recipients the service fee on a quarterly basis, without payment in advance, the Distributor presently intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Plans by the Board. Initially, the Board has set no minimum holding period. All payments under the Plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.


      For the fiscal year ended October 31, 1997, (i) payments made under for Class A Plan totaled $246,044 of which $29,445 was paid to a dealer affiliated with the Distributor and no amount was retained by the Distributor, (ii) payments made under the Class B Plan totaled $191,895, of which $160,975 was retained by the Distributor and $5,722 was paid to a dealer affiliated with the Distributor and (iii) payments made under the Class C Plan totaled $47,119, of which $25,007 was retained by the Distributor and $4,737 was paid to a dealer affiliated with the Distributor. The Plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's expenses are more or less than the amounts paid by the Fund during that period. The asset-based sales charges paid to the Distributor by the Fund under the Plans are intended to allow the Distributor to recoup the cost of sales commissions paid to authorized brokers and dealers at the time of sale, plus financing costs, as described in the Prospectus. Such payments may also be used to pay for the following expenses in connection with the distribution of shares: (i) financing the advance of the service fee payment to Recipients under the Plans, (ii) compensation and expenses of personnel employed by the Distributor to support distribution of shares, and (iii) costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders).


ABOUT YOUR ACCOUNT

HOW TO BUY SHARES

ALTERNATIVE SALES ARRANGEMENTS - CLASS A, CLASS B AND CLASS C SHARES. The availability of three classes of shares permits an individual investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than another. The Distributor will generally not accept any order for $500,000 or more of Class B shares or $1 million or more of Class C shares, on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

     The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by incremental expenses borne solely by that class, respectively, including the asset-based sales charges to which Class B and Class C shares are subject.

      The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total net assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current shareholders, (iv) fees to Independent Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (a) Distribution and Service Plan fees, (b) incremental transfer and shareholder servicing agent fees and expenses, (c) registration fees and (d) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.


DETERMINATION OF NET ASSET VALUES PER SHARE. The net asset values per share of Class A, Class B and Class C shares of the Fund are determined as of the close of business of The New York Stock Exchange (the "Exchange") on each day that the Exchange is open, by dividing the value of the Fund's net assets attributable to that class by the total number of Fund shares of that class outstanding. The Exchange normally closes at 4:00 P.M. New York time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. The Fund may invest a substantial portion of its assets in foreign securities primarily listed on foreign exchanges which may trade on Saturdays or customary U.S. business holidays on which the Exchange is closed. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset value per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

      The Trust's Board of Trustees has established procedures for the valuation of the Fund's securities, generally as follows: (i) equity securities traded on a U.S. securities exchange or on the Automated Quotation System ("NASDAQ") of the Nasdaq Stock Market, Inc. for which last sale information is regularly reported are valued at the last reported sale price on the principal exchange for such security or NASDAQ that day (the "Valuation Date") or, in the absence of sales that day, at the last reported sale price preceding the Valuation Date if it is within the spread of the closing "bid" and "asked" prices on the Valuation Date or, if not, the closing "bid" price on the Valuation Date; (ii) equity securities traded on a foreign securities exchange are valued generally at the last sales price available to the pricing service approved by the Trust's Board of Trustees or to the Manager as reported by the principal exchange on which the security is traded at its last trading session on or immediately preceding the Valuation Date, or, if unavailable, at the mean between "bid" and "asked" prices obtained from the principal exchange or two active market makers in the security on the basis of reasonable inquiry; (iii) a non-money market fund will value (x) debt instruments that had a maturity of more than 397 days when issued, (y) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity in excess of 60 days, and (z) non-money market type debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of sixty days or less, at the mean between "bid" and "asked" prices determined by a pricing service approved by the Trust's Board of Trustees or, if unavailable, obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (iv) money market-type debt securities held by a non-money market fund that had a maturity of less than 397 days when issued and have a remaining maturity of 60 days or less, and debt instruments held by a money market fund that have a remaining maturity of 397 days or less, shall be valued at cost, adjusted for amortization of premiums and accretion of discount; and (v) securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes (see (ii) and (iii) above), the security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available) provided that the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect the current market value.


      In the case of U.S. Government securities and mortgage-backed securities, where last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity and other special factors involved. The Manager may use pricing services approved by the Board of Trustees to price U.S. Government securities or mortgage-backed securities for which last sale information is not generally available. The Manager will monitor the accuracy of such pricing services, which may include comparing prices used for portfolio evaluation to actual sales prices of selected securities.

      Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of the Exchange. Events affecting the values of foreign securities traded in such securities markets that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of its net asset value unless the Board of Trustees or the Manager, under procedures established by the Board, determines that the particular event would is likely to effect a material change in the value of such security . Foreign currency, including forward contracts, will be valued at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service. The values of securities denominated in foreign currency will be converted to U.S. dollars at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service.


      Puts, calls and futures are valued at the last sale price on the principal exchanges on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, value shall be the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on NASDAQ on the valuation date, or, if not, value shall be the closing "bid" price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued at the mean between "bid" and "asked" prices obtained by the Manager from two active market makers (which in certain cases may be the "bid" price if no "asked" price is available).


      When the Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. Credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

ACCOUNTLINK. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

REDUCED SALES CHARGES. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Rights of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in the Prospectus because the Distributor or dealer or broker incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, parents, grandparents, parents-in- law, sons- and daughters-in-law, aunts, uncles, nieces and nephews, siblings, a sibling's spouse and a spouse's siblings. Relations by virtue of a remarriage (step-children, step-parents, etc.) are included.

      o THE OPPENHEIMER FUNDS. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:

      Oppenheimer Municipal Bond Fund

      Oppenheimer New York Municipal Fund

      Oppenheimer California  Municipal Fund

      Oppenheimer Intermediate  Municipal Fund

      Oppenheimer Insured  Municipal Fund

      Oppenheimer Main Street California  Municipal Fund

      Oppenheimer Florida  Municipal Fund

      Oppenheimer Pennsylvania  Municipal Fund

      Oppenheimer New Jersey Municipal Fund

      Oppenheimer Discovery Fund

      Oppenheimer Capital Appreciation Fund

      Oppenheimer Growth Fund

      Oppenheimer Equity Income Fund

      Oppenheimer Multiple Strategies Fund

      Oppenheimer Total Return Fund, Inc.

      Oppenheimer MidCap Fund

      Oppenheimer Main Street Income & Growth Fund

      Oppenheimer High Yield Fund

      Oppenheimer Champion Income Fund

      Oppenheimer Bond Fund

      Oppenheimer U.S. Government Trust

      Oppenheimer Limited-Term Government Fund

      Oppenheimer Global Fund

      Oppenheimer Global Growth & Income Fund

      Oppenheimer Gold & Special Minerals Fund

      Oppenheimer Strategic Income Fund

      Oppenheimer International Growth Fund

      Oppenheimer International Bond Fund

      Oppenheimer International Small Company Fund

      Oppenheimer Enterprise Fund

      Oppenheimer Quest Capital Value Fund, Inc.

      Oppenheimer Quest Opportunity Value Fund

      Oppenheimer Quest Growth & Income Value Fund

      Oppenheimer Quest Small Cap Value Fund

      Oppenheimer Quest Officers Value Fund

      Oppenheimer Quest Global Value Fund, Inc.

      Oppenheimer Quest Value Fund, Inc.

      Limited-Term New York Municipal Fund

      Oppenheimer Bond Fund For Growth

      Rochester Fund Municipals

      Oppenheimer Disciplined Value Fund

      Oppenheimer Disciplined Allocation Fund

      Oppenheimer LifeSpan Balanced Fund
      Oppenheimer LifeSpan Income Fund

      Oppenheimer LifeSpan Growth Fund

      Oppenheimer Developing Markets Fund

      Oppenheimer Real Asset Fund


and the following "Money Market Funds":

      Oppenheimer Money Market Fund, Inc.

      Oppenheimer Cash Reserves

      Centennial Money Market Trust

      Centennial Tax Exempt Trust

      Centennial Government Trust

      Centennial New York Tax Exempt Trust

      Centennial California Tax Exempt Trust

      Centennial America Fund, L.P.

      Daily Cash Accumulation Fund, Inc.


      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

      o LETTERS OF INTENT. A Letter of Intent ("Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares (or shares of either class) of the Fund (and other eligible Oppenheimer funds) during the 13-month period from the investor's first purchase pursuant to the Letter (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases (excluding any purchases made by reinvestment of dividends or distributions or purchases made at net asset value without sales charge), which together with the investor's holdings of such funds (calculated at their respective public offering prices calculated on the date of the Letter) will equal or exceed the amount specified in the Letter. This enables the investor to count the shares to be purchased under the Letter of Intent to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

     For purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchase amount under the Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      o TERMS OF ESCROW THAT APPLY TO LETTERS OF INTENT.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment purchase amount specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

      5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (c) Class A shares or Class B shares acquired in exchange for either (i) Class A shares sold with a front-end sales charge or Class B shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or
(ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares," and the escrow will be transferred to that other fund.

ASSET BUILDER PLANS. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How to Sell Shares" in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds. If you make payments from your bank account to purchase shares of the Fund, your bank account will be automatically debited normally four to five business days prior to the investment dates selected in the Account Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

      There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

CANCELLATION OF PURCHASE ORDERS. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

RETIREMENT PLANS. In describing certain types of employee benefit plans that may purchase Class A shares without being subject to the Class A contingent differed sales charge, the term "employee benefit plan" means any plan or arrangement, whether or not "qualified" under the Internal Revenue Code, including, medical savings accounts, payroll deduction plans or similar plans in which Class A shares are purchased by a fiduciary or other person for the account of participants who are employees of a single employer or of affiliated employers, if the Fund account is registered in the name of the fiduciary or other person for the benefit of participants in the plan.

      The term "group retirement plan" means any qualified or non-qualified retirement plan (including 457 plans, SEPs, SARSEPs, 403(b) plans other than public school 403(b) plans, and SIMPLE plans) for employees of a corporation or a sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group or association has made special arrangements with the Distributor and all members of the group or association participating in or who are eligible to participate in the plan(s) purchase Class A shares of the Fund through a single investment dealer, broker, or other financial institution designated by the group. "Group retirement plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class A shares of the Fund through a single investment dealer, broker, or other financial institution, if that broker-dealer has made special arrangements with the Distributor enabling those plans to purchase Class A shares of the Fund at net asset value but subject to a contingent deferred sales charge.

      In addition to the discussion in the Prospectus relating to the ability of Retirement Plans to purchase Class A shares at net asset value in certain circumstances, there is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds by a Retirement Plan in the following cases: (i) the recordkeeping for the Retirement Plan is performed on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") and, on the date the plan sponsor signs the Merrill Lynch recordkeeping service agreement, the Retirement Plan has $3 million or more in assets invested in mutual funds other than those advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments"); or (ii) the recordkeeping for the Retirement Plan is performed on a daily valuation basis by an independent record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the Merrill Lynch record keeping service agreement, the Plan must have $3 million or more in assets, excluding assets held in money market funds, invested in Applicable Investments; or (iii) the Plan has 500 or more eligible employees, as determined by the Merrill Lynch plan conversion manager on the date the plan sponsor signs the Merrill Lynch record keeping service agreement.

      If a Retirement Plan's records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract or alliance arrangement with Merrill Lynch, and if on the date the plan sponsor signs the Merrill Lynch record keeping service agreement the Retirement Plan has less than $3 million in assets, excluding money market funds, invested in Applicable Investments, then the Retirement Plan may purchase only Class B shares of one or more of the Oppenheimer funds. Otherwise, the Retirement Plan will be permitted to purchase Class A shares of one or more of the Oppenheimer funds. Any of those Retirement Plans that currently invest in Class B shares of the Fund will have their Class B shares be converted to Class A shares of the Fund once the Plan's Applicable Investments have reached $5 million.

      Any redemptions of shares of the Fund held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch that are currently invested in Class B shares of the Fund shall not be subject to the Class B CDSC.


HOW TO SELL SHARES

      Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

      o INVOLUNTARY REDEMPTIONS. The Trust's Board of Trustees has the right to cause the involuntary redemption of the shares held in any Fund account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

      o PAYMENTS "IN KIND". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities described above under the "Determination of Net Asset Values Per Share" and that valuation will be made as of the time the redemption price is determined.

REINVESTMENT PRIVILEGE. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares that you purchased subject to an initial sales charge or Class A contingent deferred sales charge, or (ii) Class B shares that were subject to the Class B contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

TRANSFERS OF SHARES. Shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

DISTRIBUTIONS FROM RETIREMENT PLANS. Requests for distributions from OppenheimerFunds- sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans, or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of the Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants, other than self-employed persons maintaining a plan account in their own name, in OppenheimerFunds-sponsored prototype pension, profit-sharing or 401(k) plans may not directly redeem or exchange shares held for their account under those plans. The employer or plan administrator must sign the request. Distributions from pension, profit sharing plans or 401(k) plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

SPECIAL ARRANGEMENTS FOR REPURCHASE OF SHARES FROM DEALERS AND BROKERS. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. The shareholder should contact the broker or dealer to arrange this type or redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order from the dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value, if the order was received by the dealer or broker from its customer prior to the time the Exchange closes (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature- guaranteed instructions. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular
additional  Class  A  share  purchases  while   participating  in  an  Automatic
Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans because of the imposition of the contingent deferred sales charges on such withdrawals (except where the Class B and Class C contingent deferred sales charges are waived as described in the Prospectus under "Waivers of Class B and Class C Contingent Deferred Sales Charges").

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

      o AUTOMATIC EXCHANGE PLANS. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

      o AUTOMATIC WITHDRAWAL PLANS. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment. It may not be desirable to purchase additional Class A shares while making automatic withdrawals because of the sales charges that apply to purchases when made. Accordingly, a shareholder normally may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases of Class A shares.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Transfer Agent nor the Fund shall incur any liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or ACH transfer payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

      The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend- reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

      To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

HOW TO EXCHANGE SHARES

      As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of the Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Centennial Money Market Trust, Centennial America Fund, L.P., and Daily Cash Accumulation Fund, Inc., which only offer Class A shares, and Oppenheimer Main Street California Municipal Fund which only offers Class A and Class B shares (Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds sponsored 401(k) plans). A current list showing which funds offer which classes can be obtained by calling the distributor at 1-800-525-7048.

     For accounts established on or before March 8, 1996 holding Class M shares of Oppenheimer Bond Fund for Growth, Class M shares can be exchanged only for Class A shares of other Oppenheimer funds. Exchanges to Class M shares of Oppenheimer Bond Fund for Growth are permitted from Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves that were acquired by exchange from Class M shares. Otherwise no exchanges of any class of any Oppenheimer fund into Class M shares are permitted.

      Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege.

      Shares of the Fund acquired by reinvestment of dividends or distributions from any other of the Oppenheimer funds (except Oppenheimer Cash Reserves) or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 12 months of the end of the calendar month of the initial purchase of the exchanged Class A shares (18 months if the shares were initially purchased prior to May 1, 1997), the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

     When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B and Class C contingent deferred sales charges will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. SHAREHOLDERS OWNING SHARES OF MORE THAN ONE CLASS MUST SPECIFY WHETHER THEY INTEND TO EXCHANGE CLASS A, CLASS B OR CLASS C SHARES.

      The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

DIVIDENDS, CAPITAL GAINS AND TAXES

TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. The Federal tax treatment of the Fund's dividends and capital gains distributions is explained in the Prospectus under the caption "Dividends, Capital Gains and Taxes." Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. In addition, the amount of dividends paid by the Fund which may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from its portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

      Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund will meet those requirements, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interest of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

      If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified during its last fiscal year, and intends to qualify in current and future years, but reserves the right not to do so. The Internal Revenue Code contains a number of complex tests to determine whether the Fund will qualify, and the Fund might not meet those tests in a particular year.

      The amount of a class's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements -- Class A, Class B and Class C Shares," above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower as a result of the asset-based sales charge on Class B and Class C shares, and Class B and Class C dividends will also differ in amount as a consequence of any difference in net asset value between the classes.

      Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

DIVIDEND REINVESTMENT IN ANOTHER FUND. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges," above, at net asset value without sales charge. To elect this option, a shareholder must notify the Transfer Agent in writing and either must have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from certain of the Oppenheimer funds may be invested in shares of this Fund on the same basis.

ADDITIONAL INFORMATION ABOUT THE FUND

     THE CUSTODIAN. State Street Bank and Trust Company acts as custodian of the assets of the Trust. The Fund's cash balances in excess of $100,000 are not protected by Federal deposit insurance. Such uninsured balances may be substantial.

      INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP serves as the Fund's independent accountants. Their services include examining the annual financial statements of the Fund as well as other related services.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Oppenheimer Quest for Value Funds

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Oppenheimer Quest Growth & Income Value Fund (one of the portfolios constituting Oppenheimer Quest for Value Funds, hereafter referred to as the Fund) at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP
PRICE WATERHOUSE LLP

Denver, Colorado
November 21, 1997


9       Oppenheimer Quest Growth & Income Value Fund

STATEMENT OF INVESTMENTS October 31, 1997

                                                                      MARKET VALUE
                                                            SHARES    SEE NOTE 1
==================================================================================
COMMON STOCKS--70.3%
----------------------------------------------------------------------------------
BASIC MATERIALS--3.2%
----------------------------------------------------------------------------------
CHEMICALS--3.2%
Dow Chemical Co.                                             40,000   $ 3,630,000
----------------------------------------------------------------------------------
CONSUMER CYCLICALS--13.1%
----------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--11.3%
AMR Corp.(1)                                                 10,000     1,164,375
----------------------------------------------------------------------------------
Carnival Corp., Cl. A                                        40,000     1,940,000
----------------------------------------------------------------------------------
McDonald's Corp.                                            110,000     4,929,375
----------------------------------------------------------------------------------
Time Warner, Inc.                                            80,000     4,615,000
                                                                       ----------
                                                                       12,648,750

----------------------------------------------------------------------------------
MEDIA--1.8%
Reed International plc, Sponsored ADR                        50,000     1,981,250
----------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--9.1%
----------------------------------------------------------------------------------
FOOD--5.7%
Sysco Corp.                                                 140,000     5,600,000
----------------------------------------------------------------------------------
Unilever NV, NY Shares                                       16,000       854,000
                                                                       ----------
                                                                        6,454,000

----------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES--3.4%
Becton, Dickinson & Co.                                      26,000     1,197,625
----------------------------------------------------------------------------------
Tenet Healthcare Corp.(1)                                    85,000     2,597,812
                                                                       ----------
                                                                        3,795,437

----------------------------------------------------------------------------------
FINANCIAL--13.8%
----------------------------------------------------------------------------------
BANKS--5.5%
Chase Manhattan Corp.                                        20,000     2,307,500
----------------------------------------------------------------------------------
Citicorp                                                      8,000     1,000,500
----------------------------------------------------------------------------------
Wells Fargo & Co.                                            10,000     2,913,750
                                                                       ----------
                                                                        6,221,750

----------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--3.9%
Countrywide Credit Industries, Inc.                          50,000     1,715,625
----------------------------------------------------------------------------------
Freddie Mac                                                  70,000     2,651,250
                                                                       ----------
                                                                        4,366,875

----------------------------------------------------------------------------------
INSURANCE--4.4%
ACE Ltd.                                                     15,000     1,394,062
----------------------------------------------------------------------------------
AFLAC, Inc.                                                  50,000     2,543,750
----------------------------------------------------------------------------------
General Re Corp.                                              5,000       985,937
                                                                       ----------
                                                                        4,923,749

10       Oppenheimer Quest Growth & Income Value Fund

                                                                      MARKET VALUE
                                                            SHARES    SEE NOTE 1
----------------------------------------------------------------------------------
INDUSTRIAL--2.9%
----------------------------------------------------------------------------------
MANUFACTURING--2.9%
Dover Corp.                                                  20,000   $ 1,350,000
----------------------------------------------------------------------------------
Grand Metropolitan plc, Sponsored ADR                        50,245     1,877,907
                                                                       ----------
                                                                        3,227,907

----------------------------------------------------------------------------------
TECHNOLOGY--23.9%
----------------------------------------------------------------------------------
AEROSPACE/DEFENSE--6.4%
Boeing Co.                                                   60,000     2,872,500
----------------------------------------------------------------------------------
Lockheed Martin Corp.                                        45,000     4,277,813
                                                                       ----------
                                                                        7,150,313

----------------------------------------------------------------------------------
COMPUTER HARDWARE--1.4%
Adaptec, Inc.(1)                                             15,000       726,563
----------------------------------------------------------------------------------
EMC Corp.(1)                                                 15,000       840,000
                                                                       ----------
                                                                        1,566,563

----------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES--6.3%
Computer Associates International, Inc.                      35,000     2,609,688
----------------------------------------------------------------------------------
Electronic Arts, Inc.(1)                                    130,126     4,408,018
                                                                       ----------
                                                                        7,017,706

----------------------------------------------------------------------------------
ELECTRONICS--0.1%
Intel Corp.                                                   1,000        77,000
----------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY--9.7%
CommScope, Inc.(1)                                           46,666       513,326
----------------------------------------------------------------------------------
General Semiconductor, Inc.(1)                              100,000     1,137,500
----------------------------------------------------------------------------------
NextLevel Systems, Inc.(1)                                  300,000     4,050,000
----------------------------------------------------------------------------------
Sprint Corp.                                                100,000     5,200,000
                                                                       ----------
                                                                       10,900,826

----------------------------------------------------------------------------------
UTILITIES--4.3%
----------------------------------------------------------------------------------
TELEPHONE UTILITIES--4.3%
U S West Communications Group                               120,000     4,777,500
                                                                       ----------
Total Common Stocks (Cost $72,190,245)                                 78,739,626

                                                           FACE
                                                           AMOUNT
==================================================================================
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--27.5%
----------------------------------------------------------------------------------
CONSUMER CYCLICALS--8.0%
----------------------------------------------------------------------------------
MEDIA--8.0%
Comcast Corp., 10.625% Sr. Sub. Debs., 7/15/12           $2,500,000     3,075,000
----------------------------------------------------------------------------------
News America Holdings, Inc., 8.25% Bonds, 10/17/2096      3,000,000     3,152,577

11       Oppenheimer Quest Growth & Income Value Fund

                                                           FACE      MARKET VALUE
                                                           AMOUNT    SEE NOTE 1
---------------------------------------------------------------------------------
MEDIA(CONTINUED)
Time Warner, Inc.:
8.05% Debs., 1/15/16                                     $2,000,000   $ 2,150,426
9.125% Debs., 1/15/13                                       500,000       589,777
                                                                       ----------
                                                                        8,967,780

---------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--8.1%
---------------------------------------------------------------------------------
BEVERAGES--2.5%
Coca-Cola Co., 7.375% Debs., 7/29/2093                    2,570,000     2,811,313
---------------------------------------------------------------------------------
FOOD--0.9%
AmeriServe Food Distribution, Inc., 10.125%
Sr. Sub. Nts., 7/15/07(2)                                 1,000,000     1,035,000
---------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES--2.4%
Tenet Healthcare Corp., 8.625%
Sr. Unsec. Nts., 12/1/03                                  2,500,000     2,660,918
---------------------------------------------------------------------------------
HOUSEHOLD GOODS--2.3%
Playtex Family Products Corp., 9%
Sr. Sub. Nts., 12/15/03                                   2,500,000     2,512,500
---------------------------------------------------------------------------------
ENERGY--3.8%
---------------------------------------------------------------------------------
OIL-INTEGRATED--3.8%
Triton Energy Ltd.:
8.75% Sr. Nts., 4/15/02                                   1,000,000     1,048,583
9.25% Sr. Nts., 4/15/05                                   3,000,000     3,238,692
                                                                       ----------
                                                                        4,287,275

---------------------------------------------------------------------------------
FINANCIAL--2.9%
---------------------------------------------------------------------------------
BANKS--2.9%
NationsBank Corp.:
7.75% Sub. Nts., 8/15/15                                  1,000,000     1,068,889
7.80% Sub. Nts., 9/15/16                                  2,000,000     2,159,388
                                                                       ----------
                                                                        3,228,277

---------------------------------------------------------------------------------
TECHNOLOGY--4.7%
---------------------------------------------------------------------------------
AEROSPACE/DEFENSE--1.9%
Northrop Grumman Corp., 7.75% Nts., 3/1/16                2,000,000     2,166,830
---------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY--2.8%
U.S. West Capital Funding, Inc., 7.95%
Gtd. Bonds, 2/1/2097                                      3,000,000     3,154,110
                                                                       ----------
Total Non-Convertible Corporate Bonds and Notes
(Cost $28,669,482)                                                     30,824,003

12       Oppenheimer Quest Growth & Income Value Fund

                                                           FACE      MARKET VALUE
                                                           AMOUNT    SEE NOTE 1
=================================================================================
SHORT-TERM NOTES--1.7%
---------------------------------------------------------------------------------
Federal Home Loan Bank, 5.50%,
11/3/97 (Cost $1,949,404)(3)                             $1,950,000  $  1,949,404
---------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $102,809,131)                99.5%  111,513,033
---------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                 0.5       534,686
                                                         ----------   -----------
NET ASSETS                                                    100.0% $112,047,719
                                                         ==========   ===========

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,035,000 or 0.92% of the Fund's net assets, at October 31, 1997.

3. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase. See accompanying Notes to Financial Statements.



13       Oppenheimer Quest Growth & Income Value Fund

STATEMENT OF ASSETS AND LIABILITIES October 31, 1997


=================================================================================
ASSETS
Investments, at value (cost $102,809,131)
--see accompanying statement                                         $111,513,033
---------------------------------------------------------------------------------
Receivables:
Investments sold                                                        2,426,047
Interest and dividends                                                    554,629
Shares of beneficial interest sold                                        308,617
---------------------------------------------------------------------------------
Other                                                                       4,821
                                                                     ------------
Total assets                                                          114,807,147

=================================================================================
LIABILITIES
Bank overdraft                                                             16,107
---------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                   2,545,039
Shares of beneficial interest redeemed                                    113,679
Distribution and service plan fees                                         23,970
Transfer agent and accounting services fees                                10,648
Other                                                                      49,985
                                                                     ------------
Total liabilities                                                       2,759,428

=================================================================================
NET ASSETS                                                           $112,047,719
                                                                     ============

=================================================================================
COMPOSITION OF NET ASSETS
Par value of shares of beneficial interest                           $     80,196
---------------------------------------------------------------------------------
Additional paid-in capital                                             88,376,387
---------------------------------------------------------------------------------
Undistributed net investment income                                       261,830
---------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions               14,625,404
---------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                      8,703,902
                                                                     ------------
Net assets                                                           $112,047,719
                                                                     ============

14       Oppenheimer Quest Growth & Income Value Fund

=====================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $79,751,227 and 5,699,813 shares of beneficial interest outstanding)        $13.99
Maximum offering price per share (net asset value plus sales charge of
5.75% of offering price)                                                       $14.84
-------------------------------------------------------------------------------------

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $25,609,155 and 1,839,419 shares of beneficial interest outstanding)        $13.92
-------------------------------------------------------------------------------------

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $6,687,337 and 480,416 shares of beneficial interest outstanding)           $13.92

See accompanying Notes to Financial Statements.


15      Oppenheimer Quest Growth & Income Value Fund

STATEMENT OF OPERATIONS For the Year Ended October 31, 1997


=================================================================================
INVESTMENT INCOME
Interest                                                              $ 2,256,457
---------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $6,309)                    530,991
                                                                      -----------
Total income                                                            2,787,448

=================================================================================
EXPENSES
Management fees--Note 4                                                   726,006
---------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                   246,044
Class B                                                                   191,895
Class C                                                                    47,119
---------------------------------------------------------------------------------
Transfer agent and accounting services fees--Note 4                       136,080
---------------------------------------------------------------------------------
Shareholder reports                                                        38,770
---------------------------------------------------------------------------------
Registration and filing fees                                               37,188
---------------------------------------------------------------------------------
Legal and auditing fees                                                    19,260
---------------------------------------------------------------------------------
Trustees' fees and expenses                                                17,472
---------------------------------------------------------------------------------
Custodian fees and expenses                                                15,598
---------------------------------------------------------------------------------
Other                                                                      18,267
                                                                      -----------
Total expenses                                                          1,493,699

=================================================================================
NET INVESTMENT INCOME                                                   1,293,749

=================================================================================
REALIZED AND UNREALIZED GAIN
Net realized gain on investments                                       14,740,001
---------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments    2,797,779
                                                                      -----------
Net realized and unrealized gain                                       17,537,780

---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $18,831,529
                                                                      ===========


See accompanying Notes to Financial Statements.


16       Oppenheimer Quest Growth & Income Value Fund

STATEMENT OF CHANGES IN NET ASSETS


                                                          YEAR ENDED OCTOBER 31,
                                                          1997            1996
=================================================================================
OPERATIONS
Net investment income                                  $  1,293,749   $ 1,055,959
---------------------------------------------------------------------------------
Net realized gain                                        14,740,001     6,454,155
---------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation     2,797,779     3,175,436
                                                       ------------   -----------
Net increase in net assets resulting from operations     18,831,529    10,685,550

=================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                    (922,387)     (830,842)
Class B                                                    (181,875)     (138,167)
Class C                                                     (47,948)      (28,888)
---------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                  (4,518,417)   (1,723,234)
Class B                                                  (1,310,410)     (359,598)
Class C                                                    (319,471)      (82,370)

=================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from beneficial
interest transactions--Note 2:
Class A                                                  22,268,436     6,377,895
Class B                                                   9,713,355     4,189,051
Class C                                                   3,228,726       683,425

=================================================================================
NET ASSETS
Total increase                                           46,741,538    18,772,822
---------------------------------------------------------------------------------
Beginning of period                                      65,306,181    46,533,359
                                                       ------------   -----------
End of period (including undistributed net investment
income of $261,830 and $120,291, respectively)         $112,047,719   $65,306,181
                                                       ============   ===========


See accompanying Notes to Financial Statements.

17      Oppenheimer Quest Growth & Income Value Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                      CLASS A
                                      --------------------------------------------------------------
                                      YEAR ENDED OCTOBER 31,
                                      1997         1996(2)      1995         1994         1993
====================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period   $12.48       $10.92       $10.09       $11.24       $10.80
----------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                     .20          .23          .27(3)       .32(3)       .30(3)
Net realized and unrealized gain         2.65         2.05         1.27          .55          .73
                                       ------       ------       ------       ------       ------
Total income from investment
operations                               2.85         2.28         1.54          .87         1.03

----------------------------------------------------------------------------------------------------
Dividends and distributions
to shareholders:
Dividends from net investment
income                                   (.19)        (.22)        (.29)        (.32)        (.26)
Distributions from net realized gain    (1.15)        (.50)        (.42)       (1.70)        (.33)
                                       ------       ------       ------       ------       ------
Total dividends and distributions
to shareholders                         (1.34)        (.72)        (.71)       (2.02)        (.59)
----------------------------------------------------------------------------------------------------
Net asset value, end of period         $13.99       $12.48       $10.92       $10.09       $11.24
                                       ======       ======       ======       ======       ======

====================================================================================================
TOTAL RETURN, AT NET  ASSET VALUE(4)    25.18%       21.84%       16.35%        8.64%        9.93%

====================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                        $79,751      $49,322      $37,082      $30,576      $28,466
----------------------------------------------------------------------------------------------------
Average net assets (in thousands)     $61,618      $43,428      $33,397      $29,112      $23,771
----------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                    1.68%        2.03%        2.60%(5)     3.16%(5)     2.66%(5)
Expenses                                 1.58%        1.90%(7)     1.99%(5)     1.86%(5)     1.90%(5)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)               89.2%       124.2%       130.0%       113.0%       192.0%
Average brokerage
commission rate(9)                    $0.0500      $0.0548           --           --           --

1. For the period from September 1, 1993 (inception of offering) to October 31, 1993.

2. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.

3. Based on average shares outstanding for the period.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

5. During the periods presented above, the former Advisor voluntarily waived a portion of its fees. If such waivers had not been in effect, the ratios of net investment income to average net assets and the ratios of expenses to average net assets would have been 2.57% and 2.02%, respectively, for Class A, 1.73% and 2.57%, respectively, for Class B and 1.43% and 2.84%, respectively, for Class C, for the year ended October 31, 1995; 2.70% and 2.32%, respectively, for Class A, 2.07% and 2.93%, respectively, for Class B and 1.91% and 3.10%, respectively, for Class C, for the year ended October 31, 1994, and 2.38% and 2.18%, respectively, for Class A, 1.44% and 2.88%, respectively, for Class B and 1.80% and 2.87%, respectively, for Class C, for the year or period ended October 31, 1993.


18       Oppenheimer Quest Growth & Income Value Fund

CLASS B                                                            CLASS C
----------------------------------------------------------         -------------------------------------------------------------
 YEAR ENDED OCTOBER 31,                                            YEAR ENDED OCTOBER 31,
 1997       1996(2)   1995       1994         1993(1)              1997        1996(2)      1995        1994       1993(1)
================================================================================================================================

  $12.42     $10.88   $10.07      $11.23       $11.21               $12.43      $10.89       $10.07     $11.23     $11.21
--------------------------------------------------------------------------------------------------------------------------------

     .15        .17      .19(3)      .25(3)       .04(3)               .15         .17          .15(3)     .24(3)     .04(3)
    2.62       2.03     1.28         .56          .05                 2.62        2.02         1.30        .56        .05
  ------     ------   ------      ------       ------               ------      ------       ------     ------     ------

    2.77       2.20     1.47         .81          .09                 2.77        2.19         1.45        .80        .09

--------------------------------------------------------------------------------------------------------------------------------



    (.12)      (.16)    (.24)       (.27)        (.07)                (.13)       (.15)        (.21)      (.26)      (.07)
   (1.15)      (.50)    (.42)      (1.70)          --                (1.15)       (.50)        (.42)     (1.70)        --
  ------     ------   ------      ------       ------               ------      ------       ------     ------     ------

   (1.27)      (.66)    (.66)      (1.97)        (.07)               (1.28)       (.65)        (.63)     (1.96)      (.07)
--------------------------------------------------------------------------------------------------------------------------------
  $13.92     $12.42   $10.88      $10.07       $11.23               $13.92      $12.43       $10.89     $10.07     $11.23
  ======     ======   ======      ======       ======               ======      ======       ======     ======     ======

================================================================================================================================
   24.55%     21.07%   15.65%       7.96%        0.81%               24.51%      20.97%       15.38%      7.91%      0.81%

================================================================================================================================


 $25,609    $13,175   $7,623      $2,928         $319               $6,687      $2,809       $1,828        $455       $102
---------------------------------------------------------------------------------------------------------------------------------
 $19,230    $10,097   $4,856      $1,586         $228               $4,724      $2,200       $  968        $298       $100
---------------------------------------------------------------------------------------------------------------------------------

    1.09%      1.40%    1.71%(5)    2.53%(5)     1.83%(5)(6)          1.09%       1.40%        1.39%(5)    2.39%(5)   2.18%(5)(6)
    2.17%      2.53%    2.59%(5)    2.47%(5)     2.49%(5)(6)          2.17%       2.53%        2.88%(5)    2.62%(5)   2.49%(5)(6)
---------------------------------------------------------------------------------------------------------------------------------
    89.2%     124.2%   130.0%      113.0%       192.0%                89.2%      124.2%       130.0%      113.0%     192.0%

 $0.0500    $0.0548       --          --           --              $0.0500     $0.0548           --          --         --


6. Annualized.

7. The expense ratio reflects the effect of gross expenses paid indirectly by the Fund.

8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1997 were $107,946,613 and $72,867,209, respectively.

9. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.


See accompanying Notes to Financial Statements.



19      Oppenheimer Quest Growth & Income Value Fund

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Quest Growth & Income Value Fund (the Fund), a series of Oppenheimer Quest for Value Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a combination of growth of capital and investment income with growth of capital as the primary objective primarily through investments in equity securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


20      Oppenheimer Quest Growth & Income Value Fund

================================================================================
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

        The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 1997, amounts have been reclassified to reflect a decrease of $466,666 in accumulated net realized gain on investment transactions. Paid-in capital was increased by the same amount.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Interest income is accrued on a daily basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

21     Oppenheimer Quest Growth & Income Value Fund

================================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                   YEAR ENDED OCTOBER 31, 1997     YEAR ENDED OCTOBER 31, 1996
                                   ---------------------------     ---------------------------
                                   SHARES        AMOUNT              SHARES      AMOUNT
----------------------------------------------------------------------------------------------
Class A:
Sold                                2,557,883    $ 33,165,870        966,147     $11,466,003
Dividends and distributions
reinvested                            445,487       5,194,062        219,311       2,441,586
Redeemed                           (1,256,481)    (16,091,496)      (627,593)     (7,529,694)
                                   ----------     -----------       --------      ----------
Net increase                        1,746,889    $ 22,268,436        557,865     $ 6,377,895
                                   ==========     ===========       ========      ==========

----------------------------------------------------------------------------------------------
Class B:
Sold                                  904,241    $ 11,537,097        482,330     $ 5,647,365
Dividends and distributions
reinvested                            122,631       1,412,244         42,284         468,109
Redeemed                             (248,340)     (3,235,986)      (164,144)     (1,926,423)
                                   ----------    ------------       --------     -----------
Net increase                          778,532    $  9,713,355        360,470     $ 4,189,051
                                   ==========    ============       ========     ===========

----------------------------------------------------------------------------------------------
Class C:
Sold                                  320,442    $  4,096,151         96,190     $ 1,134,271
Dividends and distributions
reinvested                             30,289         350,561          9,569         105,983
Redeemed                              (96,289)     (1,217,986)       (47,618)       (556,829)
                                   ----------    ------------       --------     -----------
Net increase                          254,442    $  3,228,726         58,141     $   683,425
                                   ==========    ============       ========     ===========

================================================================================
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At October 31, 1997, net unrealized appreciation on investments of $8,703,902 was composed of gross appreciation of $10,093,433, and gross depreciation of $1,389,531.


22     Oppenheimer Quest Growth & Income Value Fund

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.85% of average annual net assets. The Manager acts as the accounting agent for the Fund at an annual fee of $55,000, plus out-of-pocket costs and expenses reasonably incurred.

            The Manager pays OpCap Advisors (the Sub-Advisor) a monthly fee based on the fee schedule set forth in the Prospectus. For the year ended October 31, 1997, the Manager paid $259,632 to the Sub-Advisor. On February 13, 1997, PIMCO Advisors L.P. signed a definitive agreement with Oppenheimer Group, Inc. and its subsidiary Oppenheimer Financial Corp. for PIMCO Advisors L.P. and its affiliate, Thomson Advisory Group, Inc., to acquire the one-third managing general partner interest in Oppenheimer Capital (the parent of OpCap Advisors) and the 1.0% general interest in Oppenheimer Capital L.P.

            For the year ended October 31, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $201,700, of which $53,948 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by affiliated broker/dealers. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $356,224 and $37,159, respectively, of which $19,785 and $1,327, respectively, were paid to an affiliated broker/dealer. During the year ended October 31, 1997, OFDI received contingent deferred sales charges of $33,972 and $2,155, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

            OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. The Fund pays OFS an annual maintenance fee of $14.85 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the year ended October 31, 1997, the Fund paid OFS $83,245.

23     Oppenheimer Quest Growth & Income Value Fund

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Fund has adopted a Distribution and Service Plan for Class A shares to compensate OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to OFDI of 0.15% per year on Class A shares. The Fund also pays a service fee to OFDI of 0.25% per year. Both fees are computed on the average annual net assets of Class A shares of the Fund, determined as of the close of each regular business day. OFDI uses all of the service fee and a portion of the asset-based sales charge to compensate brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. OFDI retains the balance of the asset-based sales charge to reimburse itself for its other expenditures under the Plan. During the year ended October 31, 1997, OFDI paid $29,445 to an affiliated broker/dealer as compensation for Class A personal service and maintenance expenses.

            The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and C shares. Each fee is computed on the average annual net assets of Class B and Class C shares, respectively, determined as of the close of each regular business day. During the year ended October 31, 1997, OFDI paid $5,722 and $4,737, respectively, to an affiliated broker/dealer as compensation for Class B and Class C personal service and maintenance expenses and retained $160,975 and $25,007, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At October 31, 1997, OFDI had incurred unreimbursed expenses of $368,721 for Class B and $45,643 for Class C.


24     Oppenheimer Quest Growth & Income Value Fund

================================================================================
5. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

            The Fund had no borrowings outstanding during the year ended October 31, 1997.

25     Oppenheimer Quest Growth & Income Value Fund

                                  APPENDIX A

                      CORPORATE INDUSTRY CLASSIFICATIONS


Aerospace/Defense

Air Transportation

Auto Parts Distribution

Automotive

Bank Holding Companies

Banks

Beverages

Broadcasting

Broker-Dealers

Building Materials

Cable Television

Chemicals

Commercial Finance

Computer Hardware

Computer Software

Conglomerates

Consumer Finance

Containers

Convenience Stores

Department Stores

Diversified Financial

Diversified Media

Drug Stores

Drug Wholesalers

Durable Household Goods

Education

Electric Utilities

Electrical Equipment

Electronics

Energy Services & Producers

Entertainment/Film

Environmental


Food

Gas Utilities

Gold

Health Care/Drugs

Health Care/Supplies & Services

Homebuilders/Real Estate

Hotel/Gaming

Industrial Services

Information Technology

Insurance

Leasing & Factoring

Leisure

Manufacturing

Metals/Mining

Nondurable Household Goods

Oil - Integrated

Paper

Publishing/Printing

Railroads

Restaurants

Savings & Loans

Shipping

Special Purpose Financial

Specialty Retailing

Steel

Supermarkets

Telecommunications - Technology

Telephone - Utility

Textile/Apparel

Tobacco

Toys

Trucking

Wireless Services

OPPENHEIMER QUEST GROWTH & INCOME VALUE FUND
Two World Trade Center
New York, New York 10048-0203
1-800-525-7048

INVESTMENT ADVISER
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

SUB-ADVISER
OpCap Advisors
One World Financial Center
New York, New York 10281

DISTRIBUTOR
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

TRANSFER AGENT
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

CUSTODIAN OF PORTFOLIO SECURITIES
State Street Bank and Trust Company
P.O. Box 8505
Boston, Massachusetts 02266-8505

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
950 Seventeenth Street
Denver, Colorado 80202

LEGAL COUNSEL
Gordon Altman Butowsky Weitzen
  Shalov & Wein
114 West 47th Street
New York, New York 10036




prosp\257sai.#3

OPPENHEIMER
QUEST OPPORTUNITY VALUE FUND

Prospectus dated January 26, 1998


OPPENHEIMER QUEST OPPORTUNITY VALUE FUND is a mutual fund that seeks growth of capital as its investment objective. The Fund seeks its investment objective through investments in a diversified portfolio of common stocks, bonds and cash equivalents, the proportions of which will vary based upon management's assessment of the relative values of each investment under prevailing market conditions. In an uncertain investment environment, the Fund may stress defensive investment methods. Please refer to "Investment Objective and Policies" for more information about the types of securities in which the Fund invests and refer to "Investment Risks" for a discussion of the risks of investing in the Fund.

      This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the January 26, 1998 Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).


                                                       (OPPENHEIMERFUNDS LOGO)


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE F.D.I.C. OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS

            ABOUT THE FUND

            EXPENSES
            A BRIEF OVERVIEW OF THE FUND
            FINANCIAL HIGHLIGHTS
            INVESTMENT OBJECTIVE AND POLICIES
            INVESTMENT RISKS
            INVESTMENT TECHNIQUES AND STRATEGIES
            HOW THE FUND IS MANAGED
            PERFORMANCE OF THE FUND



            ABOUT YOUR ACCOUNT
            HOW TO BUY SHARES
            Class A Shares
            Class B Shares
            Class C Shares
            Class Y Shares
            SPECIAL INVESTOR SERVICES
            AccountLink
            Automatic Withdrawal and Exchange Plans
            Reinvestment Privilege
            Retirement Plans
            HOW TO SELL SHARES
            By Mail
            By Telephone
            HOW TO EXCHANGE SHARES
            SHAREHOLDER ACCOUNT RULES AND POLICIES
            DIVIDENDS, CAPITAL GAINS AND TAXES

            APPENDIX A: SPECIAL SALES CHARGE ARRANGEMENTS FOR SHAREHOLDERS OF THE FORMER QUEST FOR VALUE FUNDS

A B O U T  T H E  F U N D

EXPENSES

      The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you will bear indirectly. The numbers below are based on the Fund's expenses during its last fiscal year ended October 31, 1997.

      O SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account" starting on page __ for an explanation of how and when these charges apply.



                        Class       Class             Class       Class
                        A SHARES    B SHARES          C SHARES    Y SHARES

Maximum Sales Charge
 on Purchases
 (as a % of
  offering price)       5.75%       None              None        None
--------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (as a % of
 the lower of the
 original offering
 price or redemption
  proceeds)             None(1)     5% in the first   1% if       None
                                    year, declining   redeemed
                                    to 1% in the      within 12
                                    sixth year        months of
                                    and eliminated    purchase(2)
                                    thereafter(2)
--------------------------------------------------------------------------------
Maximum Sales Charge
on Reinvested
Dividends               None        None              None        None
--------------------------------------------------------------------------------
Exchange Fee            None        None              None        None
--------------------------------------------------------------------------------
Redemption Fee          None(3)           None(3)                 None(3)
None

(1)If you invest $1 million or more ($500,000 or more for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge" on page _____) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 12 calendar months (18 months for shares purchased prior to May 1, 1997) from the end of the calendar month during which you purchased those shares. See "How to Buy Shares - Buying Class A Shares," below.

(2)See "How to Buy Shares - Buying Class B Shares" and "How to Buy Shares Buying Class C Shares," below, for more information on the contingent deferred sales charges.

(3) There is a $10 transaction fee for redemptions paid by Federal Funds wire, but not for redemptions paid by ACH transfer through AccountLink.

      O ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and represent the Fund's expenses of operating its business. For example, the Fund pays management fees to its investment adviser, OppenheimerFunds, Inc. (referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds the Fund's portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

      ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                              CLASS A     CLASS B     CLASS C     CLASS Y
                              SHARES      SHARES      SHARES      SHARES
--------------------------------------------------------------------------------

Management Fees               0.87%       0.87%       0.87%       0.87%

--------------------------------------------------------------------------------
12b-1 Distribution

Plan Fees                     0.50%       1.00%       1.00%       None

--------------------------------------------------------------------------------

Other Expenses                0.17%       0.16%       0.17%       0.04%

--------------------------------------------------------------------------------
Total Fund

Operating Expenses            1.54%       2.03%       2.04%       0.91%



      The numbers in the chart above are based upon the Fund's expenses in its last fiscal year ended October 31, 1997. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The 12b-1 Distribution Plan Fees for Class A shares are service fees (the maximum fee is 0.25% of average annual net assets of that class), and the asset-based sales charge of 0.25% of the average annual net assets of that class. For Class B and Class C shares, the 12b-1 Distribution Plan Fees are the service fees (the maximum fee is 0.25% of the average annual net assets of those classes), and the asset-based sales charge of 0.75% of the average annual net assets of the class. These plans are described in greater detail in "How to Buy Shares."

      The actual expenses for each class of shares in future years may be more or less than the numbers in the chart, depending on a number of factors, including the actual value of the Fund's assets represented by each class of shares. Class Y shares were not publicly offered prior to December 16, 1996. Therefore, the Annual Fund Operating Expenses shown for Class Y shares are based on the period from December 16, 1996 until October 31, 1997.

      O EXAMPLES. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, that the Fund's annual return is 5%, that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses chart above and that Class B shares automatically convert into Class A shares six years after purchase. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                       1 YEAR      3 YEARS      5 YEARS       10 YEARS*
--------------------------------------------------------------------------------

Class A Shares         $72         $103         $137          $230
Class B Shares         $71         $ 94         $129          $212
Class C Shares         $31         $ 64         $110          $237
Class Y Shares         $ 9         $ 29         $ 50          $112


      If you did not redeem your investment, it would incur the following expenses:

                       1 YEAR      3 YEARS      5 YEARS       10 YEARS*
--------------------------------------------------------------------------------

Class A Shares         $72         $103         $137          $230
Class B Shares         $21         $ 64         $109          $212
Class C Shares         $21         $ 64         $110          $237
Class Y Shares         $ 9         $ 29         $ 50          $112


* In the first example, expenses include the Class A initial sales charge and the applicable Class B or Class C contingent deferred sales charge. In the second example, Class A expenses include the initial sales charge, but Class B and Class C expenses do not include contingent deferred sales charges. The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts your Class B shares into Class A shares after 6 years. Because of the effect of the higher asset-based sales charge and the contingent deferred sales charge imposed on Class B and Class C shares, long-term holders of Class B and Class C shares could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations. For Class B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares - Buying Class B Shares" for more information.

      THESE EXAMPLES SHOW THE EFFECT OF EXPENSES ON AN INVESTMENT, BUT ARE NOT MEANT TO STATE OR PREDICT ACTUAL OR EXPECTED COSTS OR INVESTMENT RETURNS OF THE FUND, ALL OF WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.

A BRIEF OVERVIEW OF THE FUND

      Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

      o WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund's investment objective is to seek growth of capital.

      o WHAT DOES THE FUND INVEST IN? The Fund seeks its investment objective through investments in a diversified portfolio of common stocks, bonds and cash equivalents, the proportions of which will vary based upon management's assessment of the relative value of each investment under prevailing market conditions. Under normal market conditions, the Fund will invest at least 50% of its total assets in common stock and securities convertible into common stock. During periods when common stocks appear to be overvalued or when value differentials are such that fixed-income obligations appear to present meaningful capital growth opportunities relative to common stocks, or pending investment in securities with capital growth opportunities, the Fund may invest up to 100% of its total assets in bonds and other fixed-income obligations. To provide liquidity, the Fund typically invests a part of its assets in various types of U.S. Government securities and money market instruments. For temporary defensive purposes, the Fund may invest up to 100% of its assets in such securities. These investments are more fully explained in "Investment Policies and Strategies," starting on page __.

     o WHO MANAGES THE FUND? The Manager, OppenheimerFunds, Inc., supervises the Fund's investment program and handles its day-to-day business. The Manager (including subsidiaries) manages investment company portfolios having over $__ billion in assets as of December 31, 1997. The Manager is paid an advisory fee by the Fund, based on its net assets. The Fund's sub-adviser is OpCap Advisors (the "Sub-Adviser"), which is paid a fee by the Manager, not the Fund. The Sub-Adviser provides day-to-day portfolio management of the Fund. The Fund's portfolio manager, Richard J. Glasebrook II, is employed by the Sub-Adviser and is primarily responsible for the selection of the Fund's securities. The Board of Trustees, elected by shareholders, oversees the Manager, the Sub-Adviser and the portfolio manager. Please refer to "How the Fund is Managed" starting on page __ for more information about the Manager, the Sub-Adviser and their fees.

      o HOW RISKY IS THE FUND? All investments carry risks to some degree. It is important to remember that the Fund is designed for long-term investors. The Fund's investments in stocks and bonds are subject to changes in their value from a number of factors such as changes in general stock and bond market movements, or the change in value of particular stocks or bonds because of an event affecting the issuer. Changes in interest rates can affect stock and bond prices. These changes affect the value of the Fund's investments and its price per share. Investments in foreign securities involve additional risks not associated with investments in domestic securities, including risks associated with changes in currency rates.

      While the Sub-Adviser tries to reduce risks by diversifying investments and by carefully researching securities before they are purchased for the Fund's portfolio, there is no guarantee of success in achieving the Fund's investment objective and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Risks" starting on page __ for a more complete discussion of the Fund's investment risks.

      o HOW CAN I BUY SHARES? You can buy shares through your dealer or financial institution, or you can purchase shares directly through OppenheimerFunds Distributor, Inc. (the "Distributor") by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How to Buy Shares" on page __ for more details.

      o WILL I PAY A SALES CHARGE TO BUY SHARES? The Fund has four classes of shares. Each class of shares has the same investment portfolio but has different expenses. Class A shares are offered with a front-end sales charge, starting at 5.75%, and reduced for larger purchases. Class B and Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within 6 years or 12 months, respectively, of purchase. There is also an annual asset-based sales charge which is higher on Class B and Class C shares. Class Y shares are offered at net asset value without sales charge only to certain institutional investors. Please review "How to Buy Shares" starting on page __ for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.

      o HOW CAN I SELL MY SHARES? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer. Please refer to "How to Sell Shares" on page __. The Fund also offers exchange privileges to other Oppenheimer funds, described in "How to Exchange Shares" on page __.

      o HOW HAS THE FUND PERFORMED? The Fund measures its performance by quoting its average annual total returns and cumulative total returns, which measure historical performance. Those returns can be compared to the returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to a broad-based market index, which we have done on pages __ and __. Please remember that past performance does not guarantee future results.

FINANCIAL HIGHLIGHTS

      The table on the following pages presents selected financial information about the Fund, including per share data, expense ratios and other data based on the Fund's average net assets. This information has been audited by Price Waterhouse LLP, the Fund's independent accountants, whose report on the Fund's financial statements for the fiscal year ended October 31, 1997, is included in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS                          CLASS A
                                              -------------------------------------------------------------------
                                              YEAR ENDED OCTOBER 31,
                                              1997           1996(3)        1995            1994         1993
=================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period              $29.89       $24.59         $19.69          $18.71       $16.73
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                .16          .10            .23(5)          .18(5)       .35(5)
Net realized and unrealized gain (loss)             6.46         5.62           5.40            1.35         2.02
                                                  ------       ------         ------          ------       ------
Total income (loss) from investment
operations                                          6.62         5.72           5.63            1.53         2.37
-----------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                (.11)        (.13)          (.12)           (.33)        (.07)
Distributions from net realized gain                (.78)        (.29)          (.61)           (.22)        (.32)
                                                  ------       ------         ------          ------       ------
Total dividends and distributions
to shareholders                                     (.89)        (.42)          (.73)           (.55)        (.39)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $35.62       $29.89         $24.59          $19.69       $18.71
                                                  ======       ======         ======          ======       ======

=================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(6)                22.66%       23.56%         29.88%           8.41%       14.34%

=================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                $1,839,482     $897,493       $367,240        $163,340     $127,225
-----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)             $1,399,186     $609,303       $251,626        $136,623     $ 87,864
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                               0.67%        0.64%          1.02%           0.96%        2.69%
Expenses                                            1.54%        1.62%          1.69%           1.78%        1.83%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(9)                          30.0%        25.4%          21.0%           42.0%        24.0%
Average brokerage commission rate(10)            $0.0575      $0.0554             --              --           --



1. For the period from December 16, 1996 (inception of offering) to October 31, 1997.

2. For the period from September 1, 1993 (inception of offering) to October 31, 1993.

3. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.

4. For the period from January 1, 1989 (commencement of operations) to October 31, 1989.

5. Based on average shares outstanding for the period.

6. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

                                                        CLASS B
---------------------------------------------           --------------------------------------------------------------
                                                        YEAR ENDED OCTOBER 31,
  1992        1991        1990         1989(4)          1997           1996(3)      1995           1994        1993(2)
======================================================================================================================

  $14.29      $ 9.74      $11.59       $10.00               $29.49       $24.33       $19.59        $18.70      $18.73
----------------------------------------------------------------------------------------------------------------------
     .09(5)      .03(5)      .25(5)       .17(5)               .06          .05          .11(5)        .08(5)      .02(5)
    2.93        4.78       (1.64)        1.42                 6.31         5.47         5.36          1.34        (.05)
  ------      ------      ------       ------               ------       ------       ------        ------      ------

    3.02        4.81       (1.39)        1.59                 6.37         5.52         5.47          1.42        (.03)
----------------------------------------------------------------------------------------------------------------------

    (.03)       (.23)       (.22)          --                 (.03)        (.07)        (.12)         (.31)         --
    (.55)       (.03)       (.24)          --                 (.78)        (.29)        (.61)         (.22)         --
  ------      ------      ------       ------               ------       ------       ------        ------      ------

    (.58)       (.26)       (.46)          --                 (.81)        (.36)        (.73)         (.53)         --
----------------------------------------------------------------------------------------------------------------------
  $16.73      $14.29      $ 9.74       $11.59               $35.05       $29.49       $24.33        $19.59      $18.70
  ======      ======      ======       ======               ======       ======       ======        ======      ======

======================================================================================================================
   21.93%      50.44%     (12.62)%      15.90%               22.05%       22.92%       29.19%         7.84%      (0.16)%

======================================================================================================================



 $40,563      $8,446      $4,570       $3,868           $1,706,258     $718,506     $217,663       $43,317      $2,115
----------------------------------------------------------------------------------------------------------------------
 $22,081          --          --           --           $1,238,673     $426,358     $116,523       $16,216      $1,175
----------------------------------------------------------------------------------------------------------------------


    0.72%       0.30%(8)    2.30%(8)     3.75%(7)(8)          0.17%        0.12%        0.48%         0.43%       1.32%(7)
    2.27%       2.35%(8)    2.00%(8)     1.84%(7)(8)          2.03%        2.14%        2.21%         2.34%       2.52%(7)
----------------------------------------------------------------------------------------------------------------------
    32.0%       88.0%      206.0%       103.0%                30.0%        25.4%        21.0%         42.0%       24.0%
      --          --          --           --              $0.0575      $0.0554           --            --          --


7. Annualized.

8. During the periods noted above, the former Advisor voluntarily waived all or a portion of its fees and assumed some operating expenses of the Fund. Without such waivers and assumptions, the ratios of net investment income (loss) to average net assets and the ratios of expenses to average net assets would have been, respectively, (0.68)% and 3.33% for the year ended October 31, 1991, 0.61% and 3.69% for the year ended October 31, 1990, and 0.27% and 5.32% (annualized) for the period ended October 31, 1989.

FINANCIAL HIGHLIGHTS (Continued)              CLASS C                                                     CLASS Y
                                              --------------------------------------------------------    -----------
                                                                                                          PERIOD
                                                                                                          ENDED
                                              YEAR ENDED OCTOBER 31,                                      OCTOBER 31,
                                              1997        1996(3)      1995         1994        1993(2)   1997(1)
=====================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period            $29.45      $24.31      $19.58      $18.70      $18.73         $29.93
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                              .06         .06         .08(5)      .08(5)      .02(5)         .17
Net realized and unrealized gain (loss)           6.30        5.44        5.38        1.33        (.05)          5.67
                                                ------      ------      ------      ------      ------         ------
Total income (loss) from investment
operations                                        6.36        5.50        5.46        1.41        (.03)          5.84
---------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income              (.02)       (.07)       (.12)       (.31)         --             --
Distributions from net realized gain              (.78)       (.29)       (.61)       (.22)         --             --
                                                ------      ------      ------      ------      ------         ------
Total dividends and distributions
to shareholders                                   (.80)       (.36)       (.73)       (.53)         --             --
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $35.01      $29.45      $24.31      $19.58      $18.70         $35.77
                                                ======      ======      ======      ======      ======         ======

=====================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(6)              22.05%      22.89%      29.16%       7.78%      (0.16)%        19.51%

=====================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                $433,785    $181,066     $49,608      $7,289        $313         15,341
---------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)             $316,280    $105,445     $24,168      $2,709        $172          6,108
---------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                             0.17%       0.12%       0.37%       0.43%       1.13%(7)       1.30%(7)
Expenses                                          2.04%       2.14%       2.31%       2.35%       2.52%(7)       0.91%(7)
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(9)                        30.0%       25.4%       21.0%       42.0%       24.0%          30.0%
Average brokerage commission rate(10)          $0.0575     $0.0554          --          --          --         0.0575

9. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1997 were $2,201,488,391 and $706,869,103, respectively.

10. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

INVESTMENT OBJECTIVE AND POLICIES

OBJECTIVE.  The Fund seeks growth of capital.

INVESTMENT POLICIES AND STRATEGIES. The Fund seeks its investment objective through investments in a diversified portfolio of common stocks, bonds and cash equivalents, the proportions of which will vary based upon management's assessment of the relative values of each investment under prevailing market conditions. Under normal market conditions, the Fund will invest at least 50% of its total assets in common stocks and securities convertible into common stock.

      During periods when common stocks appear to be overvalued or when value differentials are such that fixed-income obligations appear to present meaningful capital growth opportunities relative to common stocks, or pending investment in securities with capital growth opportunities, the Fund may invest up to 100% of its total assets in bonds and other fixed-income obligations, including money market instruments as defined below which do not generate capital appreciation. The bonds in which the Fund invests will be limited to U.S. Government obligations, mortgage-backed securities, investment-grade corporate debt securities and unrated obligations, including those of foreign issuers, that the Sub-Adviser believes to be of comparable quality.

      To provide liquidity for the purchase of new instruments and to effect redemptions of shares, the Fund typically invests a part of its assets in various types of U.S. Government securities and high quality, short-term debt securities with remaining maturities of one year or less, such as government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements ("money market instruments"). For temporary defensive purposes, the Fund may invest up to 100% of its assets in such U.S. Government securities and money market instruments.

      o CAN THE FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE? The Fund has an investment objective, which is described above, as well as investment policies it follows to try to achieve its objective. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and practices are not "fundamental" unless this Prospectus or the Statement of Additional Information states that a particular policy is "fundamental". The Fund's investment objective is a fundamental policy.

      Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act of 1940 to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Board of Trustees of the Trust (as defined below) (the "Board of Trustees") may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

      o INVESTMENTS IN BONDS AND CONVERTIBLE SECURITIES. The Fund may also invest in bonds, debentures and other fixed-income securities. The Fund's investments in corporate debt obligations will be limited to those rated investment-grade, including those of foreign issuers, or, if unrated, determined by the Sub-Adviser to be of comparable quality. Investment-grade rated obligations are those rated at least "BBB" by Standard & Poor's Corporation ("S&P")or at least "Baa" by Moody's Investors Service, Inc. ("Moody's")or another nationally recognized statistical rating organization. While securities rated "BBB" by S&P or "Baa" by Moody's are investment-grade, they may be subject to greater market fluctuations and risks of loss of income and principal than higher-grade securities and may be considered to have certain speculative characteristics.

      The value of a convertible security is a function of its "investment value" and its "conversion value." If the "investment value" exceeds the "conversion value," the security's price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the "conversion value" exceeds the "investment value," the convertible security will likely sell at a premium over its conversion value and its price will tend to fluctuate directly with the price of the underlying security.

     o U.S. GOVERNMENT OBLIGATIONS, INCLUDING MORTGAGE-BACKED SECURITIES. U.S. Government obligations are obligations supported by any of the following: (a) the full faith and credit of the U.S. Government, such as obligations of Government National Mortgage Association ("Ginnie Mae"), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government, such as obligations of Federal National Mortgage Association ("Fannie Mae"), and (c) the credit of the U.S. Government instrumentality, such as obligations of Federal Home Loan Mortgage Corporation ("Freddie Mac").

      The Fund may invest in mortgage-backed securities issued by the U.S. Government, its agencies or instrumentalities, including Ginnie Mae, Fannie Mae or Freddie Mac. Also known as pass-through securities, the homeowner's principal and interest payments pass from the originating bank or savings and loan through the appropriate governmental agency to investors, net of service charges.

     The Fund may invest in collateralized mortgage obligations ("CMOs") that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or that are collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality. Payment of the interest and principal generated by the pool of mortgages is passed through to the holders as the payments are received by the issuer of the CMO. CMOs may be issued in a variety of classes or series ("tranches") that have different maturities.

     o FOREIGN SECURITIES. The Fund may purchase foreign securities that are listed on a domestic or foreign securities exchange, traded in domestic or foreign over-the-counter markets or represented by American Depository Receipts. There is no limit to the amount of such foreign securities the Fund may acquire. The Fund may buy securities in any country, including emerging market countries. The Fund presently does not intend to purchase securities issued by emerging market countries, or by companies located in those countries. Foreign currency will be held by the Fund only in connection with the purchase or sale of foreign securities.

     o PORTFOLIO TURNOVER. A change in the securities held by the Fund is known as "portfolio turnover." The Fund may engage in short-term trading to try to achieve its objective. It is anticipated that the Fund's annual portfolio turnover rate will generally not exceed 100%. The "Financial Highlights" table above shows the Fund's portfolio turnover rate during past fiscal years. High turnover and short-term trading may cause the Fund to have relatively larger commission expenses and transaction costs than funds that do not engage in short-term trading.

INVESTMENT RISKS

All investments carry risks to some degree, whether they are risks that market prices of the investment will fluctuate (this is known as "market risk") or that the underlying issuer will experience financial difficulties and may default on its obligation under a fixed-income investment to pay interest and repay principal (this is referred to as "credit risk"). These general investment risks and the special risks of certain types of investments that the Fund may hold are described below. They affect the value of the Fund's investments, its investment performance and the prices of its shares. These risks collectively form the risk profile of the Fund.

      Because of the types of securities the Fund invests in and the investment techniques the Fund uses, the Fund is designed for investors who are investing for the long term. It is not intended for investors seeking assured income or preservation of capital. While the Sub-Adviser tries to reduce risks by diversifying investments and by carefully researching securities before they are purchased, changes in overall market prices can occur at any time, and there is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them.

     O STOCK INVESTMENT RISKS. Because the Fund may invest a substantial portion of its assets in stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile, and stock prices can change substantially. This market risk will affect the Fund's net asset value per share, which will fluctuate as the values of the Fund's portfolio securities change. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors can affect a particular stock's prices (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, and changes in government regulations affecting an industry). Not all of these factors can be predicted.

      The Fund attempts to limit market risks by diversifying its investments, that is, by not holding a substantial amount of the stock of any one company, by not investing too great a percentage of the Fund's assets in any one company, and by investing a varying portion of its portfolio in bonds and convertible securities, as discussed below. Because changes in market prices can occur at any time, there is no assurance that the Fund will achieve its investment objective, and when you redeem your shares they may be worth more or less than what you paid for them.

      o RISKS OF FIXED-INCOME SECURITIES. In addition to credit risks, described below, debt securities are subject to changes in their value due to changes in prevailing interest rates. When prevailing interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally decline. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. Changes in the value of securities held by the Fund mean that the Fund's share prices can go up or down when interest rates change because of the effect of the change on the value of the Fund's portfolio of debt securities. Credit risk relates to the ability of the issuer to meet interest or principal payments on a security as they become due. Generally, higher-yielding lower-grade bonds are subject to credit risks to a greater extent than lower-yielding investment grade bonds.

      Mortgage-backed securities and CMOs present specific risks. The effective maturity of a mortgage-backed security may be shortened by unscheduled or early payment of principal and interest on the underlying mortgages, which may affect the effective yield of such securities. The principal that is returned may be invested in instruments having a higher or lower yield than the prepaid instruments depending on then-current market conditions. The principal value of certain CMO tranches may be more volatile than other types of mortgage-related securities, because of the possibility that the principal value of the CMO may be prepaid earlier than the maturity of the CMO as a result of prepayments of the underlying mortgage loans by the borrowers.

      o FOREIGN SECURITIES HAVE SPECIAL RISKS. For example, foreign issuers are not subject to the same accounting and disclosure requirements as U.S. companies. The value of foreign investments may be affected by changes in foreign currency rates, exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors. The Fund may invest in emerging market countries; such countries may have relatively unstable governments, economies based on only a few industries that are dependent upon international trade and reduced secondary market liquidity. More information about the risks and potential rewards of investing in foreign securities is contained in the Statement of Additional Information.

INVESTMENT TECHNIQUES AND STRATEGIES

The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that may help reduce some of the risks.

      o TEMPORARY DEFENSIVE INVESTMENTS. In times of unstable market or economic conditions, when the Sub-Adviser determines it appropriate to do so to attempt to reduce fluctuations in the value of the Fund's net assets, the Fund may assume a temporary defensive position and invest an unlimited amount of assets in U.S. Government securities and money market instruments of the type identified on page __ under "Investment Policies and Strategies." At any time that the Fund invests for temporary defensive purposes, to the extent of such investments it is not pursuing its investment objective.

      O WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. The Fund does not intend to make such purchases for speculative purposes. During the period between the purchase and settlement, the underlying securities are subject to market fluctuations and no interest accrues prior to delivery of the securities.

      o REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements primarily for liquidity purposes to meet anticipated redemptions, or pending the investment of proceeds from sales of Fund shares or settlement of purchases of portfolio investments. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less. Repurchase agreements with a maturity beyond seven days are subject to the Fund's limitations on investments in illiquid and restricted securities, discussed below.

      o ILLIQUID AND RESTRICTED SECURITIES. Under the policies and procedures established by the Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments.
Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or that cannot be sold publicly until it is registered under the Securities Act of 1933.

      The Fund may not invest more than 15% of its net assets in illiquid and restricted securities, including repurchase agreements that have a maturity of longer than seven days and certain over-the-counter options. The Fund's percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to "qualified institutional buyers". The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell some holdings to maintain adequate liquidity.

      o LOANS OF PORTFOLIO SECURITIES. To raise cash for liquidity purposes, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. The Fund must receive collateral for a loan. Each loan must be collateralized in accordance with applicable regulatory requirements. After any loan, the value of the securities loaned is not expected to exceed 10% of the Fund's total assets. There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan or a delay in recovery of the loaned securities.

      o WARRANTS AND RIGHTS. Warrants generally are options to purchase stock at set prices that are valid for a limited period of time. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. The Fund may invest up to 5% of its total assets in warrants. No more than 2% of the Fund's total assets may be invested in warrants that are not listed on the New York or American Stock Exchanges.

      o INVESTING IN SMALL, UNSEASONED COMPANIES. The Fund may invest up to 5% of its total assets in securities of small, unseasoned companies. These are companies that have been in operation less than three years, including the operations of any predecessors. Securities of these companies may have limited liquidity (which means that the Fund may have difficulty selling them at an acceptable price when it wants to) and the prices of these securities may be volatile.

      o INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund generamay invest up to 10% of its total assets in the aggregate iof other investment companies and up to 5% of its total assets in any one investment company, as long as each investment does not represent more than 3% of the outstanding voting securities of the acquired investment company. These limitations do not apply in the case of investment company securities which may be purchased as part of a plan of merger, consolidation, reorganization or acquisition. Investment in other investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities, and is subject to limitations under the Investment Company Act and market availability. The Fund does not intend to invest in such investment companies unless, in the judgment of the Manager, the potential benefits of such investment justify the payment of any applicable premiums or sales charge. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own management fees and other expenses.

OTHER INVESTMENT RESTRICTIONS. The Fund has other investment restrictions that are fundamental policies. Under these fundamental policies the Fund cannot do any of the following:

      o With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer.

      o Purchase more than 10% of any class of security of any issuer (other than the U.S. Government or any of its agencies of instrumentalities), with all outstanding debt securities and all preferred stock of an issuer each being considered as one class.

      o Concentrate its investments in any particular industry, but if deemed appropriate for attaining its investment objective, the Fund may invest less than 25% of its total assets (valued at the time of investment) in any one industry classification used by the Fund for investment purposes (for this purpose, a foreign government is considered an industry).

      o Borrow money in excess of 33-1/3% of the value of the Fund's total assets; the Fund may borrow only from banks and only as a temporary measure for extraordinary or emergency purposes and will make no additional investments while such borrowings exceed 5% of the Fund's total assets. With respect to this fundamental policy, the Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act of 1940.

      Unless this Prospectus states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment, and the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Other investment restrictions are listed in "Investment Restrictions" in the Statement of Additional Information.

HOW THE FUND IS MANAGED


ORGANIZATION AND HISTORY. The Fund is one of four portfolios of Oppenheimer Quest For Value Funds (the "Trust"), an open-end management investment company organized as a Massachusetts business trust in April, 1987. The Fund is a diversified investment company with an unlimited number of authorized shares of beneficial interest.


      The Trust is governed by a Board of Trustees, which is responsible under Massachusetts law for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager and the Sub-Adviser. "Trustees and Officers of the Trust" in the Statement of Additional Information names the Trustees and officers of the Trust and provides more information about them. Although the Trust will not normally hold annual meetings, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Trust's Declaration of Trust.

      The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has four classes of shares, Class A, Class B, Class C and Class Y. Only certain institutional investors may elect to purchase Class Y shares. All classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share entitles a shareholder to one vote on matters submitted to the shareholders to vote on, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Only shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable. Please refer to "How the Fund is Managed" in the Statement of Additional Information for more information on the voting of shares.

THE MANAGER. The Fund is managed by the Manager, OppenheimerFunds, Inc., which supervises the Fund's investment program and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement with the Fund which states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.


      The Manager has operated as an investment adviser since 1959. The Manager (including subsidiaries) currently manages investment companies, including other Oppenheimer funds, with assets of more than $75 billion as of December 31, 1997, and with more than 3.5 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

      The management services provided to the Fund by the Manager, and the services provided by the Distributor and the Transfer Agent to shareholders, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Manager, the Distributor and the Transfer Agent have been actively working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there can be no assurance of success.


THE SUB-ADVISER. The Manager has retained the Sub-Adviser to provide day-to-day portfolio management of the Fund. Prior to November 22, 1995, the Sub-Adviser was named Quest for Value Advisors and was the investment adviser to the Fund. The Sub-Adviser is a majority owned subsidiary of Oppenheimer Capital, a registered investment advisor, whose employees perform all investment advisory services provided to the Fund by the Sub-Adviser.


      On November 4, 1997, PIMCO Advisors L.P. ("PIMCO Advisors"), a registered investment adviser with $125 billion in assets under management through various subsidiaries and affiliates, acquired control of Oppenheimer Capital and the Sub-Adviser. On November 5, 1997, a new sub- advisory agreement between the Sub-Adviser and the Manager, on terms identical to the prior sub- advisory agreement, became effective. The new sub-advisory agreement had been approved by shareholders of the Fund on May 23, 1997. On November 30, 1997, Oppenheimer Capital merged with a subsidiary of PIMCO Advisors and, as a result, Oppenheimer Capital and the Sub-Adviser became indirect wholly-owned subsidiaries of PIMCO Advisors. PIMCO Advisors has two general partners: PIMCO Partners, G.P., a California general partnership, and PIMCO Advisors Holdings L.P. (formerly Oppenheimer Capital, L.P.), an NYSE-listed Delaware limited partnership of which PIMCO Partners, G.P. is the sole general partner.


     o PORTFOLIO MANAGER.  The Fund's portfolio  manager,  Richard J. Glasebrook
II, is employed by the Sub-Adviser and is primarily responsible for the selection of the Fund's portfolio securities. Mr. Glasebrook, who is also a Managing Director of Oppenheimer Capital, has been the Fund's portfolio manager since April, 1991.

     The Sub-Adviser's equity investment policy is overseen by George Long, who is the Chairman, Chief Executive Officer and Chief Investment Officer for Oppenheimer Capital. Mr. Long has been with Oppenheimer Capital since 1981.


      o FEES AND EXPENSES. Under the Investment Advisory Agreement, the Fund pays the Manager a monthly fee at the following annual rates which decline on additional assets as the Fund grows. Effective October 22, 1997, the annual management fee is as follows: 1.00% of the first $400 million of average annual net assets; 0.90% of the next $400 million of average annual net assets; 0.85% of the next $3.2 billion of average annual net assets; 0.80% of the next $4 billion of average annual net assets; and 0.75% of average annual net assets over $8 billion. Prior to October 22, 1997, the annual management fee was 1.00% of the first $400 million of average annual net assets, 0.90% of the next $400 million of average annual net assets, and 0.85% of average annual net assets over $800 million. The Fund's management fee for its last fiscal year was 0.87% of average annual net assets for its Class A, Class B, Class C and Class Y shares.


      The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees and legal and auditing costs; the Fund also reimburses the Manager for bookkeeping and accounting services performed on behalf of the Fund. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

     The Manager pays the Sub-Adviser an annual fee based on the average daily net assets of the Fund equal to 40% of the advisory fee collected by the Manager based on the net assets of the Fund as of November 22, 1995 (the "Base Amount") plus 30% of the investment advisory fee collected by the Manager based on the net assets of the Fund that exceed the Base Amount.

     Information about the Fund's brokerage policies and practices is set forth in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. When deciding which broker to use, the Manager and the Sub-Adviser are permitted by the Investment Advisory Agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment adviser.

THE DISTRIBUTOR. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes the shares of the other Oppenheimer funds managed by the Manager and is sub-distributor for funds managed by a subsidiary of the Manager.

THE TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT. The Fund's transfer agent and shareholder servicing agent is OppenheimerFunds Services, a division of the Manager. It also acts as the shareholder servicing agent for certain other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free number shown below in this Prospectus and on the back cover. Unified Management Corporation (1-800-346-4601) is the shareholder servicing agent for former shareholders of the AMA Family of Funds and clients of AMA Investment Advisers, L.P. who acquire shares of the Fund, and for former shareholders of the Unified Funds and Liquid Green Trusts, accounts which participated or participate in a retirement plan for which Unified Investment Advisers, Inc. or an affiliate acts as custodian or trustee and other accounts for which Unified Management Corporation is the dealer of record.

PERFORMANCE OF THE FUND

EXPLANATION OF PERFORMANCE TERMINOLOGY. The Fund uses the terms "total return" and "average annual total return" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different as a result of the different kinds of expenses each class bears. These returns measure the performance of a hypothetical account in the Fund over various periods, and do not show the performance of each shareholder's investment (which will vary if dividends are received in cash or shares are sold or additional shares are purchased). The Fund's performance information may help you see how well your investment in the Fund has done over time and to compare it to other funds or, as we have done on pages ___ and ____, market indices.


      It is important to understand that the Fund's total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

      O TOTAL RETURNS. There are different types of total returns used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.


      When total returns are quoted for Class A shares, normally the current maximum initial sales charge has been deducted. When total returns are shown for Class B or Class C shares, normally the contingent deferred sales charge that applies to the period for which total return is shown has been deducted. However, total returns may also be quoted "at net asset value," without considering the effect of the sales charge, and those returns would be lower if sales charges were deducted.


HOW HAS THE FUND PERFORMED? Below is a discussion by the Manager of the Fund's performance during its last fiscal year ended October 31, 1997, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.


      O MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the fiscal year ended October 31, 1997, the Fund remained virtually fully invested in equity securities. The Fund participated in the domestic stock market's strong performance and performed ahead of the average for its peer group for the year. The Fund's performance benefited from its significant holdings of financial service company stocks, which were strong performers during the year. The Fund maintained an above-average cash position resulting from profit taking on certain stocks, and was positioned to take advantage of attractive buying opportunities, seeking investments in quality undervalued stocks of issuers with potential for profitability, growth and stability; the Fund did not seek investment in specific industries or business sectors. Due to a perceived overvaluation of securities in the marketplace, however, the Fund mainly increased the size of existing holdings that it believed were positioned for long term capital appreciation. The Fund's portfolio holdings, allocations and strategies are subject to change.


      O COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs below show the performance of a hypothetical $10,000 investment in Class A, Class B, Class C and Class Y shares of the Fund held until October 31, 1997. In the case of Class A shares, performance is measured from the commencement of operations on January 3, 1989, in the case of Class B and Class C shares, from inception of those classes on September 1, 1993 and in the case of Class Y shares, from inception of the class on December 16, 1996.

      The Fund's performance is compared to the performance of the S&P 500 Index. The S&P 500 Index is a broad based index of equity securities widely regarded as the general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs below shows the effect of taxes. Moreover, index performance data does not reflect any assessment of the risk of the investments included in the index. The Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index shown.

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENT IN:
Oppenheimer Quest Opportunity Value Fund (Class A) and the S & P 500 Index

                                    [Graph]


Average Annual Total Returns of Class A Shares of the Fund at 10/31/971

1 YEAR      5 YEARS     LIFE OF CLASS
15.66%      18.12%      17.88%



CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENT IN:
Oppenheimer Quest Opportunity Value Fund (Class B) and the S & P 500 Index

                                    [Graph]

Average Annual Total Returns of Class B Shares of the Fund at 10/31/972

1 YEAR                  LIFE OF CLASS
17.05%                  19.03%


CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENT IN:
Oppenheimer Quest Opportunity Value Fund (Class C) and the S & P 500 Index

                                    [Graph]

Average Annual Total Returns of Class C Shares of the Fund at 10/31/973

1 YEAR                  LIFE OF CLASS
21.05%                  19.28%


CLASS Y SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENT IN:
Oppenheimer Quest Opportunity Value Fund (Class Y) and the S & P 500 Index

                                    [Graph]

Average Annual Total Returns of Class Y Shares of the Fund at 10/31/974

LIFE OF CLASS
19.51%


Total returns and ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for the S & P 500 Index begins on 12/31/88 for Class A shares, 8/31/93 for Class B and Class C shares and 1/1/97 for Class Y shares. 1The inception date of the Fund (Class A shares) was 1/3/89. Class A returns are shown net of the applicable 5.75% maximum initial sales charge. 2Class B shares of the Fund were first publicly offered on 9/1/93. Returns are shown net of the applicable 5% and 2% contingent deferred sales charges, respectively, for the one year period and the life-of-class. The ending account value for Class B shares in the graph is net of the applicable 2% contingent deferred sales charge. 3Class C shares of the Fund were first publicly offered on 9/1/93. The 1-year return is shown net of the applicable 1% contingent deferred sales charge. 4Class Y shares of the Fund, first publicly offered on 12/16/96, are currently offered at net asset value without sales charges to certain institutional investors. Past performance is not predictive of future performance. Graphs are not drawn to same scale.

ABOUT YOUR ACCOUNT

HOW TO BUY SHARES

CLASSES OF SHARES. The Fund offers an individual investor three different classes of shares, Class A, Class B and Class C. Only certain institutional investors may purchase a fourth class of shares, Class Y shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

        o CLASS A SHARES. If you buy Class A shares, you may pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by "Retirement Plans", as defined in "Class A Contingent Deferred Sales Charge" on page ___). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 12 months of buying them (18 months if the shares were purchased prior to May 1, 1997), you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charge rates are described in "Buying Class A Shares" below.

        o CLASS B SHARES. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them you will normally pay a contingent deferred sales charge that varies, depending on how long you have owned your shares as described in "Buying Class B Shares" below.

        o CLASS C SHARES. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1% as described in "Buying Class C Shares" below.

        o  CLASS  Y  SHARES.   Class  Y  shares  are  offered  only  to  certain
institutional investors that have special agreements with the Distributor.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

     In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We assumed you are an individual investor, and therefore ineligible to purchase Class Y shares. We used the sales charge rates that apply to Class A, Class B and Class C shares, and considered the effect of the higher annual asset-based sales charge on Class B and Class C expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns and the operating expenses borne by each class of shares, and which class of shares you invest in.

        The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only ONE class of shares and not a combination of shares of different classes.

        o HOW LONG DO YOU EXPECT TO HOLD YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. The effect of the sales charge, over time, using our assumptions will generally depend on the amount invested. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on Class B or Class C shares for which no initial sales charge is paid.


        o INVESTING FOR THE SHORT TERM. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem within 6 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.


        However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater economic impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more advantageous than Class C (as well as Class B) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C (and Class B). If investing $500,000 or more, Class A may be more advantageous as your investment horizon approaches 3 years or more.

        And for most  investors  who invest $1  million  or more,  in most cases
Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

        o INVESTING FOR THE LONGER TERM. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.

        Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and therefore you should analyze your options carefully.

        o ARE THERE DIFFERENCES IN ACCOUNT FEATURES THAT MATTER TO YOU? Because some account features may not be available for Class B or Class C shareholders, or other features (such as Automatic Withdrawal Plans) may not be advisable (because of the effect of the contingent deferred sales charge in non-retirement accounts) for Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares is better for you. For example, share certificates are not available for Class B or Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider. Additionally, dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne solely by those classes, or higher expenses such as the asset-based sales charges to which Class B and Class C shares are subject, as described below and in the Statement of Additional Information.

        o HOW DOES IT AFFECT PAYMENTS TO MY BROKER? A salesperson, such as a broker or any other person who is entitled to receive compensation for selling Fund shares, may receive different compensation for selling one class of shares than for selling another class. It is important that investors understand that the purpose of the contingent deferred sales charges and asset-based sales charges for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: that is, to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares. The Distributor may pay additional periodic compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

HOW MUCH MUST YOU INVEST? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans:

        o  With  Asset  Builder  Plans,   Automatic  Exchange  Plans,  403(b)(7)
custodial plans and military allotment plans, you can make initial and subsequent investments of as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.
        o Under pension, profit-sharing and 401(k) plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

        There is no minimum investment requirement if you are buying shares by reinvesting dividends or distributions from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

        o HOW ARE SHARES PURCHASED? You can buy shares several ways: through any dealer, broker or financial institution that has a sales agreement with the Distributor, directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. The Distributor may appoint certain servicing agents as the Distributor's agent to accept purchase (and redemption) orders. WHEN YOU BUY SHARES, BE SURE TO SPECIFY CLASS A, CLASS B OR CLASS C SHARES. IF YOU DO NOT CHOOSE, YOUR INVESTMENT WILL BE MADE IN CLASS A SHARES.

        o BUYING SHARES THROUGH YOUR DEALER. Your dealer will place your order with the Distributor on your behalf.

        o BUYING SHARES THROUGH THE DISTRIBUTOR. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment first with a financial advisor, to be sure it is appropriate for you.

PAYMENT BY FEDERAL FUNDS WIRE: Shares may be purchased by Federal Funds wire. The minimum investment is $2,500. You must FIRST call the Distributor's Wire Department at 1-800-525-7041 to notify the Distributor of the wire, and receive further instructions.

        o BUYING SHARES THROUGH OPPENHEIMERFUNDS ACCOUNTLINK. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member, to transmit funds electronically to PURCHASE SHARES, to have the Transfer Agent SEND REDEMPTION PROCEEDS, or to TRANSMIT DIVIDENDS AND DISTRIBUTIONS TO YOUR BANK ACCOUNT.

        Shares are purchased for your account on AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

        o ASSET BUILDER PLANS. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Statement of Additional
Information.


        O AT WHAT PRICE ARE SHARES SOLD? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver, Colorado, or the order is received and transmitted to the Distributor by an entity authorized by the Fund to accept purchase or redemption orders. The Fund has authorized the Distributor, certain broker-dealers and agents or intermediaries designated by the Distributor or those broker-dealers to accept orders. In most cases, to enable you to receive that day's offering price, the Distributor or an authorized entity must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day"). If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange on a regular business day and normally your order must be transmitted to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. THE DISTRIBUTOR, IN ITS SOLE DISCRETION, MAY REJECT ANY PURCHASE ORDER FOR THE FUND'S SHARES.


SPECIAL SALES CHARGE ARRANGEMENTS FOR CERTAIN PERSONS. Appendix A to this Prospectus sets forth conditions for the waiver of, or exemption from, sales charges or the special sales charge rates that apply to shareholders of one of the Former Quest for Value Funds (as defined in that Appendix), including the Fund.

BUYING CLASS A SHARES. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:

                                FRONT-END SALES CHARGE         COMMISSION
                                  AS A PERCENTAGE OF           AS PERCENTAGE
                                OFFERING        AMOUNT         OF OFFERING
AMOUNT OF PURCHASE              PRICE           INVESTED       PRICE
--------------------------------------------------------------------------------
Less than $25,000               5.75%           6.10%          4.75%

$25,000 or more but
less than $50,000               5.50%           5.82%          4.75%
$50,000 or more but
less than $100,000              4.75%           4.99%          4.00%

$100,000 or more but
less than $250,000              3.75%           3.90%          3.00%

$250,000 or more but
less than $500,000              2.50%           2.56%          2.00%

$500,000 or more but
less than $1 million            2.00%           2.04%          1.60%

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

      o CLASS A CONTINGENT DEFERRED SALES CHARGE. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds in the following cases:

      o Purchases by a retirement plan qualified under Section 401(a) of the Internal Revenue Code if the retirement plan has total plan assets of $500,000 or more.

      o Purchases aggregating $1 million or more.

      o Purchases by a retirement plan qualified under sections 401(a) or 401(k) of the Internal Revenue Code, by a non-qualified deferred compensation plan, employee benefit plan, group retirement plan (see "How to Buy Shares - Retirement Plans" in the Statement of Additional Information for further details), an employee's 403(b)(7) custodial plan account, SEP IRA, SARSEP, or SIMPLE plan (all of these plans are collectively referred to as "Retirement Plans"); that: (1) buys shares costing $500,000 or more or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more.

      o Purchases by an OppenheimerFunds  Rollover IRA if the purchases are made
(1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for these purchases, or (2) by a direct rollover of a distribution from a qualified retirement plan if the administrator of that plan has made special arrangements with the Distributor for those purchases.


      The Distributor pays dealers of record commissions on those purchases in an amount equal to (i) 1.0% for non-Retirement Plan accounts, and (ii) for Retirement Plan accounts, 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million, and calculated on a calendar year basis. That commission will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer commission. No sales commission will be paid to the dealer, broker or financial institution on sales of Class A shares purchased with the redemption proceeds of shares of a mutual fund offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor if the purchase occurs more than 30 days after the addition of the Oppenheimer funds as an investment option to the Retirement Plan.


      If you redeem any of those shares purchased prior to May 1, 1997 within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") will be deducted from the redemption proceeds. A Class A contingent deferred sales charge may be deducted from the redemption proceeds of any of those shares purchased on or after May 1, 1997 that are redeemed within 12 months of the end of the calendar month of their purchase. That sales charge may be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original offering price (which is the original net asset value) of the redeemed shares. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.
      In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

      No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's exchange privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the contingent deferred sales charge will apply.

     o SPECIAL ARRANGEMENTS WITH DEALERS. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients.

REDUCED SALES CHARGES FOR CLASS A SHARE PURCHASES. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

      o RIGHT OF ACCUMULATION. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

      Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also count Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Transfer Agent. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

      o LETTER OF INTENT. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

      o WAIVERS OF CLASS A SALES CHARGES. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information. In order to receive a waiver of the Class A contingent deferred sales charge, you must notify the Transfer Agent as to which conditions apply.

      WAIVERS OF INITIAL AND CONTINGENT DEFERRED SALES CHARGES FOR CERTAIN PURCHASERS. Class A shares purchased by the following investors are not subject to any Class A sales charges:

      o the Manager or its affiliates;

      o present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;

      o registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

      o dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;

      o employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);

      o dealers, brokers, banks or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker or adviser for the purchase or sale of Fund shares);

      o (1) investment advisers and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients, (2) Retirement Plans and deferred compensation plans and trusts used to fund those Plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases; and (3) clients of investment advisers or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment adviser or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares);

      o directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;

      o employee benefit plans purchasing shares through a shareholder servicing agent which the Distributor has appointed as agent to accept those purchase orders;

      o accounts for which Oppenheimer Capital is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts;

      o any unit investment trust that has entered into an appropriate agreement with the Distributor;


      o a TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995; or


      o qualified retirement plans that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, provided that such arrangements are consummated and share purchases commenced by December 31, 1996.

      WAIVERS OF INITIAL AND CONTINGENT DEFERRED SALES CHARGES IN CERTAIN TRANSACTIONS. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

      o shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;

      o shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor;

      o shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the
Distributor;

      o shares purchased and paid for with the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver; or

      o shares purchased with the proceeds of maturing principal of units of any Qualified Unit Investment Liquid Trust Series.

      WAIVERS OF THE CLASS A CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

      o to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;

      o involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below);

      o if, at the time of purchase of shares (prior to May 1, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase);


      o if, at the time of purchase of shares (if purchased during the period May 1, 1997 through December 31, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/12th of the commission per month (and no further commission will be payable if the shares are redeemed within 12 months of purchase);


      o for distributions from a TRAC-2000 401(k) plan sponsored by the Distributor due to the termination of the TRAC-2000 program;

      o for distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) to return excess contributions; (3) to return contributions made due to a mistake of fact; (4) hardship withdrawals, as defined in the plan; (5) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (6) to meet the minimum distribution requirements of the Internal Revenue Code; (7) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code;
(8) for retirement distributions or loans to participants or beneficiaries; (9) separation from service; (10) participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or its subsidiaries) offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor; or (11) plan termination or "in-service distributions", if the redemption proceeds are rolled over directly to an OppenheimerFunds IRA;

      o for distributions from Retirement Plans having 500 or more eligible participants, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan; and

      o for distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

      o DISTRIBUTION AND SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Distribution and Service Plan for Class A shares to compensate the Distributor for its services in connection with the distribution of shares and the personal service and maintenance of shareholder accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to the Distributor at an annual rate of 0.25% of the average annual net assets of the class. The Fund also pays a service fee to the Distributor of 0.25% of the average annual net assets of the class. The Distributor uses all of the service fee and a portion of the asset-based sales charge (equal to 0.15% annually for Class A shares purchased prior to September 1, 1993 and 0.10% annually for Class A shares purchased on or after September 1, 1993) to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. The Distributor retains the balance of the asset-based sales charge to compensate itself for its other expenditures under the Plan.

      Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

BUYING CLASS B SHARES. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

      To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions and (2) shares held the longest during the 6-year period.
 The contingent deferred
sales charge is not imposed in the circumstances described in "Waivers of Class B and Class C Sales Charges" below. Class B shares held for a period greater than 6 years automatically convert to Class
A shares.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

YEARS SINCE                   CONTINGENT DEFERRED SALES CHARGE
BEGINNING OF MONTH IN WHICH   ON REDEMPTIONS IN THAT YEAR
PURCHASE ORDER WAS ACCEPTED   (AS % OF AMOUNT SUBJECT TO CHARGE)

0 - 1                         5.0%
1 - 2                         4.0%
2 - 3                         3.0%
3 - 4                         3.0%
4 - 5                         2.0%
5 - 6                         1.0%
6 and following               None

In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

      o AUTOMATIC CONVERSION OF CLASS B SHARES. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.



BUYING CLASS C SHARES. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

      To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12- month period.

      o DISTRIBUTION AND SERVICE PLANS FOR CLASS B AND CLASS C SHARES. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each Plan.

      Under each Plan, both fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The asset-based sales charge and service fees increase Class B and Class C expenses by up to 1.00% of the net assets per year of the respective class.


      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. Those services are similar to those provided under the Class A Distribution and Service Plan, described above. The Distributor pays the 0.25% service fees to dealers in advance for the first year after Class B or Class C shares have been sold by the dealer and retains the service fee paid by the Fund in that year. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.


      The asset-based sales charge allows investors to buy Class B or Class C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B and Class C shares. Those payments are at a fixed rate that is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees and other costs of distributing and selling Class B and Class C shares.

      The Distributor currently pays sales commissions of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge. The Distributor may pay the Class B service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.

      The Distributor currently pays sales commissions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is 1.00% of the purchase price. The Distributor retains the asset-based sales charge during the first year Class C shares are outstanding to recoup sales commissions it has paid, the advances of service fee payments it has made, and its financing costs and other expenses. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more. The Distributor may pay the Class C service fee and asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.


      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plans for Class B and Class C shares. At October 31, 1997, the end of the Class B Plan year, the Distributor had incurred unreimbursed expenses in connection with sales of Class B shares of $43,396,718 (equal to 2.5% of the Fund's net assets represented by Class B shares on that date). At October 31, 1997, the end of the Class C Plan year, the Distributor had incurred unreimbursed expenses in connection with sales of Class C shares of $3,606,009 (equal to 0.83% of the Fund's net assets represented by Class C shares on that date).


      If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the service fee and/or asset-based sales charge to the Distributor for distributing Class B or Class C shares, as appropriate, before the Plan was terminated.

      o WAIVERS OF CLASS B AND CLASS C SALES CHARGES. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class C shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information. In order to receive a waiver of the Class B or Class C contingent deferred sales charge, you must notify the Transfer Agent as to which conditions apply.

      WAIVERS FOR REDEMPTIONS IN CERTAIN CASES. The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases:


      o distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must have occurred after the account was established);


      o redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a "grantor" trust or revocable living trust for which the trustee is also the sole beneficiary (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);

      o returns of excess contributions to Retirement Plans;

      o distributions from retirement plans to make "substantially equal periodic payments", as permitted in Section 72(t) of the Internal Revenue Code, provided the distributions do not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request;

      o shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," below; or

      o distributions from OppenheimerFunds prototype 401(k) plans and from certain Massachusetts Mutual Life Insurance Company prototype 401(k) Plans: (1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (3) to meet minimum distribution requirements as defined in the Internal Revenue Code; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; (5) for separation from service; or (6) for loans to participants.

      WAIVERS FOR SHARES SOLD OR ISSUED IN CERTAIN TRANSACTIONS. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

      o shares sold to the Manager or its affiliates;

      o shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

      o shares issued in plans of reorganization to which the Fund is a party; or

      o distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

BUYING CLASS Y SHARES. Class Y shares are sold at net asset value per share without sales charge directly to certain institutional investors, such as insurance companies, registered investment companies and employee benefit plans, that have special agreements with the Distributor for this purpose. These include Massachusetts Mutual Life Insurance Company, an affiliate of the Manager, which may purchase Class Y shares of the Fund and other Oppenheimer funds for asset allocation programs, investment companies or separate investment accounts it sponsors and offers to its customers. Individual investors are not able to invest in Class Y shares directly.

      While Class Y shares are not subject to initial or contingent deferred sales charges or asset-based sales charges, an institutional investor buying the shares for its customers' accounts may impose charges on those accounts. The procedures for purchasing, redeeming, exchanging, or transferring the Fund's other classes of shares, and the special account features that apply to those shares described elsewhere in this Prospectus (other than provisions as to the timing of the Fund's receipt of purchase, redemption and exchange orders) in general do not apply to Class Y shares.


SPECIAL INVESTOR SERVICES

ACCOUNTLINK. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please call the Transfer Agent for more information.

      AccountLink privileges should be requested on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

      o USING ACCOUNTLINK TO BUY SHARES. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

      o PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number:
1-800-533-3310.

      o PURCHASING  SHARES. You may purchase shares in amounts up to $100,000 by
phone,  by  calling  1-800-533-3310.   You  must  have  established  AccountLink
privileges to link your bank account with the Fund, to pay for these purchases.

      o EXCHANGING SHARES. With the OppenheimerFunds exchange privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

      o SELLING SHARES. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account.
Please refer to "How to Sell Shares," below, for details.

SHAREHOLDER TRANSACTIONS BY FAX. Requests for certain account transactions may be sent to the Transfer Agent by fax (telecopier). Please call 1-800-525-7048 for information about which transactions are included. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.


OPPENHEIMERFUNDS INTERNET WEB SITE. Information about the Fund, including your account balance, daily share prices, market and Fund portfolio information, may be obtained by visiting the OppenheimerFunds Internet Web Site, at the following Internet address: http://www.oppenheimerfunds.com. In 1998, the Transfer Agent anticipates offering certain account transactions through the Internet Web Site. To find out more information about those transactions and procedures, please visit the Web Site.


AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer funds account on a regular basis:

      o AUTOMATIC WITHDRAWAL PLANS. If your Fund account is worth $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Statement of Additional Information for more details.

      o AUTOMATIC EXCHANGE PLANS. You can authorize the Transfer Agent to exchange an amount you establish in advance automatically for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each other Oppenheimer funds account is $25. These exchanges are subject to the terms of the exchange privilege, described below.

REINVESTMENT PRIVILEGE. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

RETIREMENT PLANS. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

      o INDIVIDUAL RETIREMENT ACCOUNTS including rollover IRAs, for individuals and their spouses and SIMPLE IRAs offered by employers

      o 403(B)(7) CUSTODIAL PLANS for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations

      o SEP-IRAS (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SAR/SEP IRAs

      o PENSION AND PROFIT-SHARING PLANS for self-employed persons and other employers

      o 401(K) PROTOTYPE RETIREMENT PLANS for businesses

      Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

HOW TO SELL SHARES

      You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. IF YOU HAVE QUESTIONS ABOUT ANY OF THESE PROCEDURES, AND ESPECIALLY IF YOU ARE REDEEMING SHARES IN A SPECIAL SITUATION, SUCH AS DUE TO THE DEATH OF THE OWNER, OR FROM A RETIREMENT PLAN, PLEASE CALL THE TRANSFER AGENT FIRST, AT 1-800-525- 7048, FOR ASSISTANCE.

      o   RETIREMENT   ACCOUNTS.   To  sell  shares  in  an   OppenheimerFunds
retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

      o CERTAIN REQUESTS REQUIRE A SIGNATURE GUARANTEE. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

      o You wish to redeem more than $50,000 worth of shares and receive a check
      o The redemption check is not payable to all shareholders listed on the account statement
      o The redemption check is not sent to the address of record on your account statement
      o Shares are being transferred to a Fund account with a different owner or name
      o Shares are redeemed by someone other than the owners (such as an Executor)

     o WHERE CAN I HAVE MY SIGNATURE GUARANTEED? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. IF YOU ARE SIGNING AS A FIDUCIARY OR ON BEHALF OF A CORPORATION, PARTNERSHIP OR OTHER BUSINESS, YOU MUST ALSO INCLUDE YOUR TITLE IN THE SIGNATURE.

SELLING SHARES BY MAIL.  Write a "letter of instructions" that includes:

      o Your name
      o The Fund's name
      o Your Fund  account  number  (from your  account  statement)
      o The dollar amount  or  number  of  shares  to  be  redeemed
      o Any special payment instructions o Any share certificates for the shares you are selling
      o The signatures of all registered owners exactly as the account is registered, and
      o Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

USE THE FOLLOWING ADDRESS FOR    SEND COURIER OR EXPRESS MAIL
REQUEST BY MAIL:                 REQUESTS TO:
OppenheimerFunds Service         OppenheimerFunds Services
P.O. Box 5270                    10200 E. Girard Ave., Building D
Denver, Colorado 80217           Denver, Colorado 80231

SELLING SHARES BY TELEPHONE. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. SHARES HELD IN AN OPPENHEIMERFUNDS RETIREMENT PLAN OR UNDER A SHARE CERTIFICATE MAY NOT BE REDEEMED BY TELEPHONE.

      o To redeem shares through a service representative, call 1-800-852-8457 o To redeem shares automatically on PhoneLink, call 1-800-533-3310

      Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

      o TELEPHONE REDEMPTIONS PAID BY CHECK. Up to $50,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

      o TELEPHONE REDEMPTIONS THROUGH ACCOUNTLINK OR BY WIRE. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

     Shareholders may also have the Transfer Agent send redemption proceeds of $2,500 or more by Federal Funds wire to a designated commercial bank account. The bank must be a member of the Federal Reserve wire system. There is a $10 fee for each Federal Funds wire. To place a wire redemption request, call the Transfer Agent at 1-800-852-8457. The wire will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire. To establish wire redemption privileges on an account that is already established, please contact the Transfer Agent for instructions.

     SELLING SHARES THROUGH YOUR DEALER. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please call your dealer for more information about this procedure. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

HOW TO EXCHANGE SHARES

      Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

      o Shares of the fund selected for exchange must be available for sale in your state of residence
      o The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege
      o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day
      o You must meet the minimum purchase requirements for the fund you purchase by exchange
      o  BEFORE  EXCHANGING  INTO A FUND,  YOU  SHOULD  OBTAIN  AND  READ  ITS
PROSPECTUS

     SHARES OF A PARTICULAR CLASS OF THE FUND MAY BE EXCHANGED ONLY FOR SHARES OF THE SAME CLASS IN THE OTHER OPPENHEIMER FUNDS. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares, which are considered to be Class A shares for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

      Exchanges may be requested in writing or by telephone:

      o  WRITTEN  EXCHANGE  REQUESTS.   Submit  an  OppenheimerFunds  Exchange
Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell Shares."

      o TELEPHONE EXCHANGE REQUESTS. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

      You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. That list can change from time to time.

      There are certain exchange policies you should be aware of:

      o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to 7 days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the sale of portfolio securities at a time or price disadvantageous to the Fund.

      o Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

      o The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

      o For tax purposes, exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. For more information about the taxes affecting exchanges, please refer to "How to Exchange Shares" in the Statement of Additional Information.
      o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

      The Distributor has entered into agreements with certain dealers and investment advisers permitting them to exchange their clients' shares by telephone. These privileges are limited under those agreements and the Distributor has the right to reject or suspend those privileges. As a result, those exchanges may be subject to notice requirements, delays and other limitations that do not apply to shareholders who exchange their shares directly by calling or writing to the Transfer Agent.

SHAREHOLDER ACCOUNT RULES AND POLICIES

      o NET ASSET VALUE PER SHARE is determined for each class of shares as of the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days, on the day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

      o THE OFFERING OF SHARES may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

      o TELEPHONE TRANSACTION PRIVILEGES for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time.
If an account has more than one owner,
the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

      o THE  TRANSFER  AGENT WILL  RECORD  ANY  TELEPHONE  CALLS to verify  data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

      o REDEMPTION OR TRANSFER REQUESTS WILL NOT BE HONORED UNTIL THE TRANSFER AGENT RECEIVES ALL REQUIRED DOCUMENTS IN PROPER FORM. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

      o DEALERS THAT CAN PERFORM ACCOUNT TRANSACTIONS FOR THEIR CLIENTS BY PARTICIPATING IN NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

      o THE REDEMPTION PRICE FOR SHARES WILL VARY from day to day because the value of the securities in the Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B, Class C and Class Y shares. Therefore, the redemption value of your shares may be more or less than their original cost.

      o PAYMENT FOR REDEEMED SHARES is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. THE TRANSFER AGENT MAY DELAY FORWARDING A CHECK OR PROCESSING A PAYMENT VIA ACCOUNTLINK FOR RECENTLY PURCHASED SHARES, BUT ONLY UNTIL THE PURCHASE PAYMENT HAS CLEARED. THAT DELAY MAY BE AS MUCH AS 10 DAYS FROM THE DATE THE SHARES WERE PURCHASED. THAT DELAY MAY BE AVOIDED IF YOU PURCHASE SHARES BY FEDERAL FUNDS WIRE, CERTIFIED CHECK OR ARRANGE TO HAVE YOUR BANK PROVIDE TELEPHONE OR WRITTEN ASSURANCE TO THE TRANSFER AGENT THAT YOUR PURCHASE PAYMENT HAS CLEARED.

      o INVOLUNTARY REDEMPTIONS OF SMALL ACCOUNTS may be made by the Fund if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

      o UNDER UNUSUAL CIRCUMSTANCES, shares of the Fund may be redeemed "in kind", which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.


      o "BACKUP WITHHOLDING" of Federal income tax may be applied at the rate of 31% from taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified correct and properly certified Social Security or Employer Identification Number when you sign your application, or if you underreport your income to the Internal Revenue Service.

      o THE FUND DOES NOT CHARGE A REDEMPTION FEE, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How to Buy Shares," you may be subject to a contingent deferred sales charge when redeeming certain Class A, Class B and Class C shares.


      o TO AVOID SENDING DUPLICATE COPIES OF MATERIALS TO HOUSEHOLDS, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525- 7048 to ask that copies of those materials be sent personally to that shareholder.

DIVIDENDS, CAPITAL GAINS AND TAXES

      DIVIDENDS. The Fund declares dividends separately for Class A, Class B, Class C and Class Y shares from net investment income on an annual basis and normally pays those dividends to shareholders following the end of its fiscal year, which is October 31. Dividends paid on Class A and Class Y shares generally are expected to be higher than for Class B and Class C shares because expenses allocable to Class B and Class C shares will generally be higher. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any gains.

CAPITAL GAINS. The Fund may make distributions annually in December out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following its fiscal year which ended October 31. Short-term capital gains are treated as dividends for tax purposes. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year. There can be no assurances that the Fund will pay any capital gains distributions in a particular year.

DISTRIBUTION   OPTIONS.   When  you  open  your   account,   specify  on  your
application how you want to receive your distributions. For OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

      o REINVEST ALL DISTRIBUTIONS IN THE FUND. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.

      o REINVEST LONG-TERM CAPITAL GAINS ONLY. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.

      o RECEIVE ALL DISTRIBUTIONS IN CASH. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.

      o REINVEST YOUR DISTRIBUTIONS IN ANOTHER OPPENHEIMER FUND ACCOUNT. You can reinvest all distributions in the same class of shares of another Oppenheimer fund account you have established.

TAXES. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when  distributed  to  shareholders.  It does not matter how long you have held your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year. So that the Fund will not have to pay taxes on the amounts it distributes to shareholders as dividends and capital gains, the Fund intends to manage its investments so that it will qualify as a "regulated investment company" under the Internal Revenue Code, although it reserves the right not to qualify in a particular year.

      o "BUYING A DIVIDEND". If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

      o TAXES ON TRANSACTIONS. Share redemptions, including redemptions for exchanges, are subject to capital gains tax. Generally speaking a capital gain or loss is the difference between the price you paid for the shares and the price you receive when you sell them.

      o RETURNS OF CAPITAL. In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

      This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

                                  APPENDIX A


      SPECIAL SALES CHARGE ARRANGEMENTS FOR SHAREHOLDERS OF
      THE FORMER QUEST FOR VALUE FUNDS

      The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares of the Fund described elsewhere in this Prospectus are modified as described below for those shareholders of (i) Oppenheimer Quest Value Fund, Inc., Oppenheimer
Quest Growth &
Income Value Fund, Oppenheimer Quest Opportunity Value Fund, Oppenheimer Quest Small Cap Value Fund and Oppenheimer Quest Global Value Fund, Inc. on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those funds, and (ii) Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Value Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for Value National Tax-Exempt Fund and Quest for Value California Tax-Exempt Fund when those funds merged into various Oppenheimer funds on November 24, 1995. The funds listed above are referred to in this Prospectus as the "Former Quest for Value Funds."

CLASS A SALES CHARGES

o  REDUCED  CLASS A  INITIAL  SALES  CHARGE  RATES FOR  CERTAIN  FORMER  QUEST
SHAREHOLDERS

o PURCHASES BY GROUPS, ASSOCIATIONS AND CERTAIN QUALIFIED RETIREMENT PLANS. The following table sets forth the initial sales charge rates for Class A shares purchased by a "Qualified Retirement Plan" through a single broker, dealer or financial institution, or by members of "Associations" formed for any purpose other than the purchase of securities if that Qualified Retirement Plan or that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995. For this purpose only, a "Qualified Retirement Plan" includes any 401(k) plan, 403(b) plan, and SEP/IRA or IRA plan for employees of a single employer.

                              FRONT-END        FRONT-END
                              SALES            SALES           COMMISSION
                              CHARGE           CHARGE          AS
NUMBER OF                     AS A             AS A            PERCENTAGE
ELIGIBLE                      PERCENTAGE       PERCENTAGE      OF
EMPLOYEES                     OF OFFERING      OF AMOUNT       OFFERING
OR MEMBERS                    PRICE            INVESTED        PRICE
--------------------------------------------------------------------------------
9 or fewer                    2.50%            2.56%           2.00%
--------------------------------------------------------------------------------
At least 10 but not
more than 49                  2.00%            2.04%           1.60%

      For purchases by Qualified Retirement plans and Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described on pages ___ and ___ of this Prospectus.

      Purchases made under this arrangement qualify for the lower of the sales charge rate in the table based on the number of eligible employees in a Qualified Retirement Plan or members of an Association or the sales charge rate that applies under the Rights of Accumulation described above in the Prospectus. In addition, purchases by 401(k) plans that are Qualified Retirement Plans qualify for the waiver of the Class A initial sales charge if they qualified to purchase shares of any of the Former Quest For Value Funds by virtue of projected contributions or investments of $1 million or more each year. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations, or as eligible employees in Qualified Retirement Plans also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Fund's Distributor.

O WAIVER OF CLASS A SALES CHARGES FOR CERTAIN SHAREHOLDERS

Class A shares of the Fund purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

      o Shareholders of the Fund who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

      o Shareholders of the Fund who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.


      o Shareholders of the Fund that have continually owned shares of the Fund prior to November 1,1988.


O WAIVER OF CLASS A CONTINGENT DEFERRED SALES CHARGE IN CERTAIN TRANSACTIONS

The Class A contingent deferred sales charge will not apply to redemptions of Class A shares of the Fund purchased by the following investors who were shareholders of any Former Quest for Value
Fund:

      o Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

      o Participants in Qualified Retirement Plans that purchased shares of any of the Former Quest For Value Funds pursuant to a special "strategic alliance" with the distributor of those funds. The Fund's Distributor will pay a commission to the dealer for purchases of Fund shares as described above in "Class A Contingent Deferred Sales Charge."

CLASS A, CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGE WAIVERS

O WAIVERS FOR REDEMPTIONS OF SHARES PURCHASED PRIOR TO MARCH 6, 1995

In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of the Fund if those shares were purchased prior to March 6, 1995: in connection with (i) distributions to participants or beneficiaries of plans qualified under Section 401(a) of the Internal Revenue Code or from custodial accounts under Section 403(b)(7) of the Code, Individual Retirement Accounts, deferred compensation plans under Section 457 of the Code, and other employee benefit plans, and returns of excess contributions made to each type of plan, (ii) withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and (iii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

O WAIVERS FOR REDEMPTIONS OF SHARES PURCHASED ON OR AFTER MARCH 6, 1995 BUT PRIOR TO NOVEMBER 24, 1995.

In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of the Fund if those shares were purchased on or after March 6, 1995, but prior to November 24, 1995: (1) distributions to participants or beneficiaries from Individual Retirement Accounts under Section 408(a) of the Internal Revenue Code or retirement plans under Section 401(a), 401(k), 403(b) and 457 of the Code, if those distributions are made either (a) to an individual participant as a result of separation from service or (b) following the death or disability (as defined in the Code) of the participant or beneficiary; (2) returns of excess contributions to such retirement plans; (3) redemptions other than from retirement plans following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (4) withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and (5) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Fund described in this section if within 90 days after that redemption, the proceeds are invested in the same Class of shares in this Fund or another Oppenheimer fund.

                          APPENDIX TO PROSPECTUS OF
                   OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

      Graphic material included in Prospectus of Oppenheimer Quest Opportunity Value Fund: "Comparison of Total Return of Oppenheimer Quest Opportunity Value Fund with the S&P 500 Index - Change in Value of $10,000 Hypothetical Investments in Class A, Class B, Class C and Class Y shares of Oppenheimer Quest Opportunity Value Fund and the S&P 500 Index."

      Linear graphs will be included in the Prospectus of Oppenheimer Quest Opportunity Value Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in the Fund. In the case of the Fund's Class A shares, that graph will cover the period from inception (1/3/89) through 10/31/97, in the case of the Fund's Class B and Class C shares, will cover the period from the inception of those classes (9/1/93) through 10/31/97 and in the case of Class Y shares, will cover the period from the inception of the class (12/16/96) through 10/31/97. The graph will compare such values with hypothetical $10,000 investments over the time periods indicated below in the S&P 500 Index. Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including a description of the S&P 500 Index, is set forth in the Prospectus under "Performance of the Fund -Comparing the Fund's Performance to the Market."

                    Oppenheimer Quest
Fiscal              Opportunity Value        S&P 500
Period Ended        Fund A                   Index
------------        -----------------        -------

1/03/89             $9,425                   $10,000(1)
10/31/89            $10,924                  $12,599
10/31/90            $9,545                   $11,657
10/31/91            $14,359                  $15,552
10/31/92            $17,509                  $17,099
10/31/93            $20,020                  $19,648
10/31/94            $21,703                  $20,406
10/31/95            $28,189                  $25,796
10/31/96            $34,830                  $32,007
10/31/97            $42,724                  $42,282


                    Oppenheimer Quest
Fiscal              Opportunity Value        S&P 500
Period Ended        Fund B                   Index
------------        -----------------        -------

09/01/93            $10,000                  $10,000(2)
10/31/93            $9,984                   $10,128
10/31/94            $10,767                  $10,519
10/31/95            $13,909                  $13,297
10/31/96            $16,899                  $16,499
10/31/97            $20,668                  $21,796

                    Oppenheimer Quest
Fiscal              Opportunity Value        S&P 500
Period Ended        Fund C                   Index
------------        -----------------        -------

9/01/93)            $10,000                  $10,000(2)
10/31/93            $9,984                   $10,128
10/31/94            $10,761                  $10,519
10/31/95            $13,898                  $13,297
10/31/96            $17,078                  $16,499
10/31/97            $20,844                  $21,796


                    Oppenheimer Quest
Fiscal              Opportunity Value        S&P 500
Period Ended        Fund Y                   Index
------------        -----------------        -------

12/16/96            $10,000                  $10,000 (3)
10/31/97            $11,951                  $12,531

---------------------
(1) Performance information for the S&P 500 Index begins on 12/31/88 for Class A shares. (2) Performance information for the S&P 500 Index begins on 8/31/93 for Class B and Class C shares. (3) Performance information for the S&P 500 Index begins on 1/1/97 for Class Y shares.

OPPENHEIMER QUEST OPPORTUNITY VALUE FUND
Two World Trade Center
New York, New York 10048-0203
1-800-525-7048

INVESTMENT ADVISER
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

SUB-ADVISER
OpCap Advisors
One World Financial Center
New York, New York 10281

DISTRIBUTOR
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

TRANSFER AGENT
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048


OPPENHEIMERFUNDS INTERNET WEB SITE:
http://www.oppenheimerfunds.com


CUSTODIAN OF PORTFOLIO SECURITIES
State Street Bank and Trust Company
P.O. Box 8505
Boston, Massachusetts 02266-8505

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
950 Seventeenth Street
Denver, Colorado 80202

LEGAL COUNSEL
Gordon Altman Butowsky Weitzen Shalov & Wein
114 West 47th Street
New York, New York 10036

NO DEALER, BROKER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION, AND IF GIVEN OR MADE, SUCH INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, OPPENHEIMERFUNDS, INC., OPPENHEIMERFUNDS DISTRIBUTOR, INC. OR ANY AFFILIATE THEREOF. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE.


prosp\236psp.#6
PR0236.001.0298

OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Two World Trade Center, New York, New York 10048
1-800-525-7048

STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 26, 1998


This Statement of Additional Information of Oppenheimer Quest Opportunity Value Fund is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated January 26, 1998. It should be read together with the Prospectus, which may be obtained upon written request to the Fund's Transfer Agent, OppenheimerFunds Services at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above.


CONTENTS
                                                                            PAGE

ABOUT THE FUND
Investment Objective and Policies......................................
    Investment Policies and Strategies.................................
    Other Investment Techniques and Strategies.........................
    Other Investment Restrictions......................................
How the Fund is Managed ...............................................
    Organization and History...........................................
    Trustees and Officers of the Trust.................................
    The Manager and Its Affiliates.....................................
Brokerage Policies of the Fund.........................................
Performance of the Fund................................................
Distribution and Service Plans.........................................
ABOUT YOUR ACCOUNT
How To Buy Shares......................................................
How To Sell Shares.....................................................
How To Exchange Shares.................................................
Dividends, Capital Gains and Taxes.....................................
Additional Information About the Fund..................................
FINANCIAL INFORMATION ABOUT THE FUND
Report of Independent Accountants......................................
Financial Statements...................................................
APPENDIX A: Description of Ratings..................................... A-1
APPENDIX B: Corporate Industry Classifications......................... B-1

ABOUT THE FUND

INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT POLICIES AND STRATEGIES. The investment objective and policies of the Fund are described in the Prospectus. The Fund is one of four portfolios of Oppenheimer Quest For Value Funds (the "Trust"). Set forth below is supplemental information about those policies and the types of securities in which the Fund may invest, as well as the strategies the Fund may use to try to achieve its objective. Capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectus.

     O FOREIGN SECURITIES. The Fund may invest in securities (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities (described below) and foreign governments or their agencies or instrumentalities, and in securities issued by U.S. corporations denominated in non-U.S. currencies. All such securities are referred to as "foreign securities."

      Investing in foreign securities offers the Fund potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. If the Fund's portfolio securities are held abroad, the countries in which such securities may be held and the sub-custodians or depositories holding them must be approved by the Trust's Board of Trustees to the extent that approval is required under applicable rules of the Securities and Exchange Commission (the "SEC"). In buying foreign securities, the Fund may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such foreign currency as an investment.

     o RISKS OF FOREIGN INVESTING. Investing in foreign securities involves special additional risks and considerations not typically associated with investing in securities of issuers traded in the U.S. These include: reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits and obtaining judgments in foreign courts; higher brokerage commission rates than in the U.S.; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; possibilities in some countries of expropriation of nationalization of assets, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and unfavorable differences between the U.S. economy and foreign economies. In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

     o EMERGING MARKET COUNTRIES: Certain developing countries may have relatively unstable governments, economies based on only a few industries that are dependent upon international trade, and reduced secondary market liquidity. Foreign investment in certain emerging market countries is restricted or controlled in varying degrees. In the past, securities in these countries have experienced greater price movement, both positive and negative, than securities of companies located in developed countries. Lower-rated high-yielding emerging market securities may be considered to have speculative elements.

      O U.S. GOVERNMENT OBLIGATIONS. Obligations of U.S. Government agencies or instrumentalities (including mortgage-backed securities) may or may not be guaranteed or supported by the "full faith and credit" of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others, by discretionary authority of the U.S. Government to purchase the agencies' obligations; while others are supported only by the credit of the instrumentality. All U.S. Treasury obligations are backed by the full faith and credit of the United States. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. The Fund will invest in U.S. Government securities of such agencies and instrumentalities only when the Manager is satisfied that the credit risk with respect to such instrumentality is minimal.

      o MORTGAGE-BACKED SECURITIES. Also known as pass-through securities, the homeowner's principal and interest payments pass from the originating bank or savings and loan through the appropriate governmental agency to investors, net of service charges. These pass-through securities include participation certificates of Ginnie Mae, Freddie Mac and Fannie Mae.

      The investment characteristics of mortgage-backed securities differ from those of traditional debt securities. The effective maturity of a mortgage-backed security may be shortened by unscheduled or early payment of principal and interest on the underlying mortgages, which may affect the effective yield of such securities. The principal that is returned may be invested in instruments having a higher or lower yield than the prepaid instruments depending on then-current market conditions. Such securities therefore may be less effective as a means of "locking in" attractive long-term interest rates and may have less potential for appreciation during periods of declining interest rates than conventional bonds with comparable stated maturities. The differences can result in significantly greater price and yield volatility than is the case with traditional debt securities. If the Fund purchases mortgage-backed securities at a premium, a prepayment rate that is faster than expected will reduce both the market value and the yield to maturity from that which was anticipated, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if the Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity and market value.

     The Fund may invest in collateralized mortgage obligations ("CMOs") that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or that are collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality. Payment of the interest and principal generated by the pool of mortgages is passed through to the holders as the payments are received by the issuer of the CMO. CMOs may be issued in a variety of classes or series ("tranches") that have different maturities. The principal value of certain CMO tranches may be more volatile than other types of mortgage-related securities, because of the possibility that the principal value of the CMO may be prepaid earlier than the maturity of the CMO as a result of prepayments of the underlying mortgage loans by the borrowers.

      As with other bond investments, the value of U.S. Government securities and mortgage-backed securities will tend to rise when interest rates fall and to fall when interest rates rise. The value of mortgage-backed securities may also be affected by changes in the market's perception of the creditworthiness of the entity issuing or guaranteeing them or by changes in government regulations and tax policies. Because of these factors, the Fund's share value and yield are not guaranteed and will fluctuate, and there can be no assurance that the Fund's objective will be achieved. The magnitude of these fluctuations generally will be greater when the average maturity of the Fund's portfolio securities is longer.

     |X| MONEY MARKET SECURITIES. As stated in the Prospectus, the Fund typically invests a part of its assets in money market securities, and may invest up to 100% of its total assets in money market securities for temporary defensive purposes. Money market securities in which the Fund may invest include the following:

      o TIME DEPOSITS AND VARIABLE RATE NOTES. The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties. However, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the 10% limit on illiquid investments set forth in the Prospectus for the Fund.

      The commercial paper obligations which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus for each Fund, there is no limitation on the type of issuer from whom these notes will be purchased. However, in connection with such purchase and on an ongoing basis, OpCap Advisors (the "Sub-Adviser") will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. The Fund will not invest more than 5% of its total assets in variable rate notes. Variable rate notes are subject to the Fund's investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

      o INSURED BANK OBLIGATIONS. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $100,000. The Fund may, within the limits set forth in the Prospectus, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank. If the principal amount and accrued interest together exceed $100,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees deter mines that a readily available market exists for such obligations, the Fund will treat such obligations as subject to the 10% limit for illiquid investments set forth in the Prospectus for the Fund unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

     o CONVERTIBLE SECURITIES. The Fund may invest in fixed-income securities which are convertible into common stock. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

      To the extent that a convertible security's "investment value" is greater than its "conversion value," its price will be primarily a reflection of such "investment value" and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. The credit standing of the issuer and other factors may also have an effect on the convertible security value. If the "conversion value" exceeds the investment value, the price of the convertible security will rise above its "investment value" and, in addition, will sell at some premium over its "conversion value." This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege. At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their "investment values" and/or their "conversion values" in keeping with the Fund's objectives.

      O INVESTMENT RISKS OF FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risks: credit risk and interest rate risk. Credit risk relates to the ability of the issuer to meet interest or principal payments on a security as they become due. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting solely from the inverse relationship between price and yield of outstanding fixed-income securities. An increase in prevailing interest rates will generally reduce the market value of already-issued fixed-income investments, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater changes in their prices from changes in interest rates than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities after the Fund buys them will not affect the interest payable on those securities, nor the cash income from such securities. However, those price fluctuations will be reflected in the valuations of these securities and therefore the Fund's net asset values.

OTHER INVESTMENT TECHNIQUES AND STRATEGIES.

     o WHEN-ISSUED SECURITIES. The Fund may take advantage of offerings of eligible portfolio securities on a "when-issued" basis where delivery of and payment for such securities takes place sometime after the transaction date on terms established on such date. Normally, settlement on U.S. Government securities takes place within ten days. The Fund only will make when-issued commitments on eligible securities with the intention of actually acquiring the securities. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued commitments will not be made if, as a result, more than 15% of the net assets of the Fund would be so committed.

      o REPURCHASE AGREEMENTS. The Fund may acquire securities subject to repurchase agreements for liquidity purposes to meet anticipated redemptions, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of purchases of portfolio securities.

      In a repurchase transaction, the Fund purchases a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank or the U.S. branch of a foreign bank having total domestic assets of at least $1 billion or a broker-dealer with a net worth of at least $50 million and which has been designated a primary dealer in government securities), that must meet credit requirements set by the Trust's Board of Trustees from time to time, for delivery on an agreed-on future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

     O ILLIQUID AND RESTRICTED SECURITIES. To enable the Fund to sell restricted securities not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund, if such registration is required before such securities may be sold publicly. When registration must be arranged because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the securities and the time the Fund would be permitted to sell them. The Fund would bear the risks of any downward price fluctuation during that period. The Fund may also acquire, through private placements, securities having contractual restrictions on their resale, which might limit the Fund's ability to dispose of such securities and might lower the amount realizable upon the sale of such securities. Illiquid securities include repurchase agreements maturing in more than seven days, or certain participation interests other than those with puts exercisable within seven days.

      The Fund has percentage limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Trustees of the Trust or by the Sub-Adviser under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holding of that security may be deemed to be illiquid.

      O LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral on each business day must at least equal the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

      O INVESTING IN SMALL, UNSEASONED COMPANIES. The securities of small, unseasoned companies may have a limited trading market, which may adversely affect the Fund's ability to sell them and can reduce the price the Fund might be able to obtain for them. If other investors holding the same securities as the Fund sell them when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained, because of the thinner market for such securities.

OTHER INVESTMENT RESTRICTIONS

     The Fund's most significant investment restrictions are set forth in the Prospectus. There are additional investment restrictions that the Fund must follow that are also fundamental policies. Fundamental policies and the Fund's investment objective cannot be changed without the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act of 1940, such a majority vote is defined as the vote of the holders of the lesser of: (i) 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

      Under these additional restrictions, the Fund cannot:

      o invest in physical commodities or physical commodity contracts; however, the Fund may: (i) buy and sell hedging instruments to the extent specified in its Prospectus from time to time, and (ii) buy and sell options, futures, securities or other instruments backed by, or the investment return from which is linked to, changes in the price of physical commodities;

      o invest in real estate or real estate limited partnerships (direct participation programs); however, the Fund may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein;

      o underwrite securities of other companies except in so far as the Fund may be deemed to be an underwriter under the Securities Act of 1933 in disposing of a security ;

      o purchase warrants if as a result the Fund would then have either more than 5% of its total assets (determined at the time of investment) invested in warrants or more than 2% of its total assets invested in warrants not listed on the New York or American Stock Exchange;

      o invest in securities of any issuer if, to the knowledge of the Trust, any officer or trustee of the Trust or any officer or director of the Manager or Sub-Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of l% own in the aggregate more than 5% of the outstanding securities of such issuer;

      o pledge its assets or assign or otherwise encumber its assets in excess of 10% of its net assets (taken at market value at the time of pledging) and then only to secure borrowings effected within the limitations set forth in the Prospectus;

      o invest for the purpose of exercising control or management of another company;

      o issue senior securities as defined in the 1940 Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above; or (c) lending portfolio securities; or

      o make loans to any person or individual except that portfolio securities may be loaned by the Fund within the limitations set forth in the Prospectus.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The following operating policies of the Fund are not fundamental policies and, as such, may be changed by vote of a majority of the Board of Trustees without shareholder approval. These additional restrictions provide that the Fund cannot:

      o purchase securities on margin (except for such short-term loans as are necessary for the clearance of purchases of portfolio securities), or make short sales of securities (collateral arrangements in connection with transactions in futures and options are not deemed to be margin transactions); or

      o invest in interests in oil, gas or other mineral exploration or development programs or leases.

      For  purposes  of the  Fund's  policy  not to  concentrate  its  assets as described in the Prospectus, the Fund has adopted, as a matter of non-fundamental policy, the corporate industry classifications set forth in Appendix B to this Statement of Additional Information. The percentage restrictions described above and in the Prospectus apply only at the time of investment and require no action by the Fund as a result of subsequent changes in relative values.


HOW THE FUND IS MANAGED

ORGANIZATION AND HISTORY. The Fund is one of four portfolios of the Trust, a Massachusetts business trust named Oppenheimer Quest For Value Funds. This Statement of Additional Information may be used with the Fund's Prospectus only to offer shares of the Fund.

      The Trustees are authorized to create new series and classes of series. The Trustees may reclassify unissued shares of the Trust or its series or classes into additional series or classes of shares. The Trustees may also divide or combine the shares of a class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy.

      As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

      The Trust's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.


TRUSTEES AND OFFICERS OF THE TRUST. The Trust's Trustees and officers, and the Fund's portfolio manager (who is not an officer), are listed below, together with principal occupations and business affiliations during the past five years. The address of each is Two World Trade Center, New York, New York 10048, except as noted. All of the Trustees are directors or trustees of Oppenheimer Quest For Value Funds (Oppenheimer Quest Opportunity Value Fund, Oppenheimer Quest Growth & Income Value Fund, Oppenheimer Quest Small Cap Value Fund and Oppenheimer
Quest Officers Value Fund), Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc. and Oppenheimer Quest Capital Value Fund, Inc. (collectively, the "Oppenheimer Quest Funds"), Rochester Portfolio Series - Limited-Term New York Municipal Fund, Bond Fund Series -Oppenheimer Bond Fund For Growth and Rochester Fund Municipals (collectively, the "Oppenheimer Rochester Funds") and Oppenheimer MidCap Fund. As of January 2, 1998, the
Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of the Fund. The foregoing does not include shares held of record by an employee benefit plan for employees of the Manager for which one of the officers listed below, Mr. Donohue, is a trustee, other than the shares beneficially owned under that plan by officers of the Fund listed below.

BRIDGET A. MACASKILL, CHAIRMAN OF THE BOARD OF TRUSTEES AND PRESIDENT 1; Age: 49 President (since June 1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Manager; President and director (since June 1991) of HarbourView Asset Management Corporation ("HarbourView"), a subsidiary of the Manager; Chairman and a director of Shareholder Services, Inc. ("SSI") (since August 1994) and Shareholder Financial Services, Inc. ("SFSI") (September 1995), transfer agent subsidiaries of the Manager; President (since September 1995) and a director (since October 1990) of Oppenheimer Acquisition Corp. ("OAC"), the Manager's parent holding company; President (since September
1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July 1996); President and a director (since October 1997) of OppenheimerFunds International Ltd. ("OFIL"), an offshore fund manager subsidiary of the Manager and Oppenheimer Millennium Funds plc (since October 1997); President and a director of other Oppenheimer funds; a director of the NASDAQ Stock Market, Inc. and of Hillsdown Holdings plc (a U.K. food company); formerly an Executive Vice President of the Manager.


PAUL Y. CLINTON, TRUSTEE;  AGE: 66
39 Blossom Avenue, Osterville, Massachusetts 02655
Principal of Clinton Management Associates (financial and venture capital consulting firm); Trustee of Capital Cash Management Trust (money-market fund) and Narragansett Tax-Free Fund (tax-exempt bond fund); Director of OCC Cash Reserves, Inc. and Trustee of OCC Accumulation Trust, (both open-end investment companies). Formerly: Director, External Affairs, Kravco Corporation, ( national real estate owner and property management corporation); President of Essex Management Corporation (management consulting company); a general partner of Capital Growth Fund (venture capital partnership); a general partner of Essex Limited Partnership ( investment partnership); President of Geneve Corp. (venture capital fund); Chairman of Woodland Capital Corp. (small business investment company); and Vice President of W.R. Grace & Co.

THOMAS W. COURTNEY, TRUSTEE; AGE: 64
833 Wyndemere Way, Naples, Florida 34105
Principal of Courtney Associates, Inc. (venture capital firm); former General Partner of Trivest Venture Fund (private venture capital fund); Trustee of Cash Assets Trust, (money market fund); Director of OCC Cash Reserves, Inc., and Trustee of OCC Accumulation Trust, both open-end investment companies); Trustee of Hawaiian Tax-Free Trust and Tax Free Trust of Arizona, (both tax-exempt bond funds); Director of several privately owned corporations. Formerly President of Investment Counseling Federated Investors, Inc.; former President of Boston Company Institutional Investors; Director of Financial Analysts Federation.

____________
1Trustee who is an "interested person" (as defined in the Investment Company
Act) of the Fund and the Trust.

LACY B. HERRMANN, TRUSTEE; AGE: 68
380 Madison Avenue, Suite 2300, New York, New York 10017 Chairman and Chief Executive Officer of Aquila Management Corporation (sponsoring organization and Administrator and/or Sub-Adviser to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Aquila Cascadia Equity Fund, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narragansett Insured Tax-Free Income Fund, Tax-Free Fund For Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax-Free Trust, and Aquila Rocky Mountain Equity Fund); Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc., distributor of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT"), and an Officer and Trustee/Director of its predecessors; President and Director of STCM Management Company, Inc. (sponsor and adviser to CCMT; Chairman, President and a Director of InCap Management Corporation (formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves); Director of OCC Cash Reserves, Inc., and Trustee of OCC Accumulation Trust (both open-end investment companies); Trustee Emeritus of Brown University.


GEORGE LOFT, TRUSTEE; AGE: 82
51 Herrick Road, Sharon, Connecticut 06069

Private Investor; Director of OCC Cash Reserves, Inc. and Trustee of OCC Accumulation Trust (both open-end investment companies).

ROBERT C. DOLL, JR., VICE PRESIDENT; AGE: 43
Executive Vice President and Director of the Manager (since January 1993) ; Executive Vice President of HarbourView (since January 1993); Vice President and a director of OAC (since September 1995); an officer of other Oppenheimer funds.


RICHARD J. GLASEBROOK, II, PORTFOLIO MANAGER; AGE: 49 One World Financial Center, 200 Liberty Street, New York, New York 10281 Managing Director of Oppenheimer Capital; previously a partner with Delafield Asset Management, where he was a portfolio manager and analyst.



ANDREW J. DONOHUE, SECRETARY; AGE: 47
Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a Director  (since  September  1995) of the  Manager;  Executive  Vice
President (since September 1993), and a director (since January 1992) of OppenheimerFunds Distributor, Inc. (the "Distributor"); Executive Vice
President, General Counsel and a director of HarbourView, SSI, SFSI and Oppenheimer Partnership Holdings, Inc. since (September 1995) and MultiSource Services, Inc. (a broker-dealer) (since December 1995); President and a director of Centennial Asset Management Corporation ("Centennial") (since September
1995); President and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April
1997) of OAC; Vice President of OFIL and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

GEORGE C. BOWEN, TREASURER; AGE: 61
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President (since September 1987) and Treasurer (since March 1985) of the Manager; Vice President (since June 1983) and Treasurer (since March 1985) of the Distributor; Vice President (since October 1989) and Treasurer (since April 1986) of HarbourView; Senior Vice President (since February 1992), Treasurer (since July 1991) and a director (since December 1991) of Centennial; President, Treasurer and a director of Centennial Capital Corporation (since June 1989); Vice President and Treasurer (since August 1978) and Secretary (since April 1981) of SSI; Vice President, Treasurer and Secretary of SFSI (since November 1989); Treasurer of OAC (since June 1990); Treasurer of Oppenheimer Partnership Holdings, Inc. (since November 1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (since July 1996); Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc., a broker-dealer (since December 1995); a director and officer of other Oppenheimer funds.


ROBERT BISHOP, ASSISTANT TREASURER; AGE: 39
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

SCOTT T. FARRAR, ASSISTANT TREASURER; AGE: 32
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996);
Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997);
an officer of other Oppenheimer funds;
formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

ROBERT G. ZACK, ASSISTANT SECRETARY; AGE: 49
Senior Vice President (since May 1985) and Associate  General Counsel (since May
1981) of the Manager, Assistant Secretary of SSI (since May 1985), and SFSI (since November 1989); Assistant Secretary of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

      o REMUNERATION OF TRUSTEES. All officers of the Trust and Ms. Macaskill, a Trustee, are officers or directors of the Manager and receive no salary or fee from the Fund. The remaining Trustees of the Fund received the total amounts shown below from (i) the Fund during its fiscal year ended October 31, 1997 and
(ii) other investment companies (or series thereof) managed by the Manager and/or the Sub-Adviser paid during the calendar year ended December 31, 1997.

                                    PENSION OR
                                    RETIREMENT     ESTIMATED
                     AGGREGATE      BENEFITS       ANNUAL         TOTAL
                     COMPENSATION   ACCRUED AS     BENEFITS       COMPENSATION
                     FROM THE       PART OF FUND   UPON           FROM FUND
NAME OF PERSON       FUND           EXPENSES       RETIREMENT     COMPLEX(1)


Paul Y. Clinton      $8,470         None           None           $68,379
Thomas W. Courtney   $8,470         None           None           $68,379
Lacy B. Herrmann     $7,920         None           None           $63,154
George Loft          $8,470         None           None           $68,379


(1)For the purpose of the chart above, "Fund Complex" includes the Oppenheimer Quest Funds (including the Fund), the Oppenheimer Rochester
Funds, Oppenheimer MidCap Fund and three funds

advised by the Sub-Adviser (the "Sub-Adviser Funds"). For these purposes, each series constitutes a separate fund. Messrs. Clinton and Courtney served as directors or trustees of two Sub-Adviser Funds, for which they are to receive $49,250 and $49,250, respectively, and Messrs. Herrmann and Loft served as directors or trustees of three Sub-Adviser Funds, for which they are to receive $45,388 and $50,688, respectively. Effective April 1997, Messrs. Herrmann and Loft resigned as trustees from the third Sub-Adviser Fund.

DEFERRED COMPENSATION PLAN. The Board of Trustees has adopted a Deferred Compensation plan for disinterested Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, the Fund may, without shareholder approval, invest in the funds selected by the Trustee under the plan for the limited purpose of determining the value of the Trustee's deferred fee account.

o MAJOR SHAREHOLDERS. As of January 2, 1998, no person owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B, Class C or Class Y shares except: Merrill Lynch Pierce Fenner & Smith (for the benefit of its customers), 4800 Deer Lake Drive, 3rd Floor, Jacksonville, Florida 32246-6484 which owned of record 1,559,332.686 Class C shares (approximately 11.88% of the Class C shares then outstanding) and Massachusetts Mutual Life Insurance Company (Separate Investment Account N7), 1295 State Street, Springfield, Massachusetts 01111-0001 which owned of record 494,716.256 Class Y shares (approximately 99.99% of the Class Y shares then outstanding).


THE MANAGER AND ITS AFFILIATES. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom also serve as officers of the Trust and one of whom (Ms. Macaskill) also serves as an officer and a Trustee of the Trust.

      The Manager and the Trust have a Code of Ethics. In addition to having its own Code of Ethics, the Sub-Adviser is obligated to report to the Manager any violations of the Sub-Adviser's Code of Ethics relating to the Fund. The Code of Ethics is designed to detect and prevent improper personal trading by certain employees, including the Fund's portfolio manager, who is an employee of the Sub-Adviser, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

     o PORTFOLIO MANAGEMENT. The Portfolio Manager of the Fund is Richard J. Glasebrook, II, who is principally responsible for the day-to-day management of the Fund's portfolio. Mr. Glasebrook's background is described in the Prospectus under "Portfolio Manager".

      o THE INVESTMENT ADVISORY AGREEMENT. The Manager acts as investment adviser to the Fund pursuant to the terms of an Investment Advisory Agreement dated May 27, 1997, as amended on October 22, 1997, which replaced the investment advisory agreement dated as of November 22, 1995. The Investment Advisory Agreement was approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act) and who have no direct or indirect financial interest in such agreement on February 4, 1997 and by the shareholders of the Fund at a meeting held for that purpose on May 23, 1997. The Sub-Adviser previously served as the Fund's investment adviser from the Fund's inception (January 3, 1989) to November 22, 1995.

      Under the Investment Advisory Agreement, the Manager acts as the investment adviser for the Fund and supervises the investment program of the Fund. The Investment Advisory Agreement provides that the Manager will provide administrative services for the Fund, including completion and maintenance of records, preparation and filing of reports required by the Securities and Exchange Commission, reports to shareholders, and composition of proxy statements and registration statements required by Federal and state securities laws. The Manager will furnish the Fund with office space, facilities and equipment and arrange for its employees to serve as officers of the Trust. The administrative services to be provided by the Manager under the Investment Advisory Agreement will be at its own expense, except that the Fund will pay the Manager an annual fee for calculating the Fund's daily net asset value at an annual rate of $55,000, plus reimbursement for out-of-pocket expenses.


      Expenses not assumed by the Manager under the Investment Advisory Agreement or paid by the Distributor under the General Distributor's Agreement will be paid by the Fund. Expenses with respect to the Trust's four portfolios, including the Fund, are allocated in proportion to the net assets of the respective portfolio, except where allocations of direct expenses could be made. Certain expenses are further allocated to certain classes of shares of a series as explained in the Prospectus and under "How to Buy Shares," below. The Investment Advisory Agreement lists examples of expenses paid by the Fund, including interest, taxes, brokerage commissions, insurance premiums, fees of non-interested Trustees, legal and audit expenses, transfer agent and custodian expenses, share issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation. For the fiscal period November 22, 1995 (when the Manager became the investment adviser to the Fund) to October 31, 1996 (the "Fiscal Period") and the fiscal year ended October 31, 1997, the Fund paid to the Manager $10,059,240 and $25,895,389 respectively, in management fees. During the Fiscal Period and the fiscal year ended October 31, 1997 the Fund also paid or accrued accounting service fees to the Manager in the amounts of $56,691 and $53,998, respectively.


     The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duty, or reckless disregard for its obligations and duties under the advisory agreement, the Manager is not liable for any loss resulting from good faith errors or omissions on its part with respect to any of its duties thereunder. The Investment Advisory Agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" or "Quest For Value" in connection with its other investment companies for which it may act as an investment adviser or general distributor. If the Manager shall no longer act as investment adviser to a Fund, the right of the Fund to use "Oppenheimer" or "Quest For Value" as part of its name may be withdrawn.

      The Investment Advisory Agreement provides that the Manager may enter into sub-advisory agreements with other affiliated or unaffiliated registered investment advisers in order to obtain specialized services for the Funds provided that the Fund is not required to pay any additional fees for such services. The Manager has retained the Sub-Adviser pursuant to a separate Subadvisory Agreement dated as of November 5, 1997 with respect to the Fund, described below, which replaced the Subadvisory Agreement dated as of November 22, 1995.

     o FEES PAID UNDER THE PRIOR INVESTMENT ADVISORY AGREEMENT. The Sub-Adviser served as investment adviser to the Fund from its inception until November 22, 1995. Under the prior Investment Advisory Agreement, the total advisory fees accrued or paid by the Fund were $3,923,159 for the fiscal year ended October 31, 1995 and $407,877 for the fiscal period November 1, 1995 to November 22, 1995 (the "Interim Period").

      For the fiscal year ended October 31, 1995 and for the Interim Period, the Fund paid or accrued accounting services fees to the Sub-Adviser in the amounts of $48,747 and $2,978, respectively. During such time periods, the Trust had retained the services of State Street Bank and Trust Company to calculate the net asset value of each class of shares and to prepare the books and records. For such services, the Fund accrued or paid fees for the fiscal year ended October 31, 1995 and the Interim Period in the amounts of $55,000 and $3,362, respectively.

      o THE SUBADVISORY AGREEMENT. The Subadvisory Agreement provides that the Sub- Adviser shall regularly provide investment advice with respect to the Fund and invest and reinvest cash, securities and the property comprising the assets of the Fund. Under the Subadvisory Agreement, the Sub-Adviser agrees not to change the Portfolio Manager of the Fund without the written approval of the Manager and to provide assistance in the distribution and marketing of the Fund. The Subadvisory Agreement was approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act) and who have no direct or indirect financial interest in such agreement on February 28, 1997 and by the shareholders of the Fund at a meeting held for that purpose on May 23, 1997.

      Under the Subadvisory Agreement, the Manager will pay the Sub-Adviser an annual fee payable monthly, based on the average daily net assets of the Fund, equal to 40% of the investment advisory fee collected by the Manager from the Fund based on the total net assets of the Fund as of November 22, 1995 (the "Base Amount") plus 30% of the investment advisory fee collected by the Manager based on the total net assets of the Fund that exceed the Base Amount.

      The Subadvisory Agreement provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties or obligations, the Sub-Adviser shall not be liable to the Manager for any act or omission in the course of or connected with rendering services under the Subadvisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.


     The Sub-Adviser is a majority owned subsidiary of Oppenheimer Capital, a registered investment advisor, whose employees perform all investment advisory services provided to the Fund by the Sub-Adviser. On November 4, 1997, PIMCO Advisors L.P. ("PIMCO Advisors"), a registered investment adviser with $125 billion in assets under management through various subsidiaries and affiliates, acquired control of Oppenheimer Capital and the Sub-Adviser. On November 5, 1997, the new Sub-advisory Agreement between the Sub-Adviser and the Manager became effective. On November 30, 1997, Oppenheimer Capital merged with a subsidiary of PIMCO Advisors and, as a result, Oppenheimer Capital and the Sub-Adviser became indirect wholly-owned subsidiaries of PIMCO Advisors. PIMCO Advisors has two general partners: PIMCO Partners, G.P., a California general partnership ("PIMCO GP"), and PIMCO Advisors Holdings L.P. (formerly Oppenheimer Capital, L.P.), an NYSE-listed Delaware limited partnership of which PIMCO GP is the sole general partner.

     PIMCO GP beneficially owns or controls (through its general partner interest in Oppenheimer Capital, L.P.) greater than 80% of the units of limited partnership ("Units") of PIMCO Advisors. PIMCO GP has two general partners. The first of these is Pacific Investment Management Company, a wholly-owned subsidiary of Pacific Financial Asset Management Company, which is a direct subsidiary of Pacific Life Insurance Company ("Pacific Life").


     The managing general partner of PIMCO GP is PIMCO Partners L.L.C. ("PPLLC"), a California limited liability company. PPLLC's members are the Managing Directors (the "PIMCO Managers") of Pacific Investment Management Company, a subsidiary of PIMCO Advisors (the "PIMCO Subpartnership"). The PIMCO Managers are: William H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich, III, Brent R. Harris, John L. Hague, William S. Thompson Jr., William
C. Powers, David H. Edington, Benjamin Trosky, William R. Benz, II and Lee R. Thomas, III.


      PIMCO Advisors is governed by a Management Board, which consists of sixteen members, pursuant to a delegation by its general partners. PIMCO GP has the power to designate up to nine members of the Management Board and the PIMCO Subpartnership, of which the PIMCO Managers are the Managing Directors, has the power to designate up to two members. In addition, PIMCO GP, as the controlling general partner of PIMCO Advisors, has the power to revoke the delegation to the Management Board and exercise control of PIMCO Advisors. As a result, Pacific Life and/or the PIMCO Managers may be deemed to control PIMCO Advisors. Pacific Life and the PIMCO Managers disclaim such control.

      o THE DISTRIBUTOR. Under a General Distributor's Agreement with the Trust dated as of November 22, 1995, the Distributor acts as the Fund's principal underwriter in the continuous public offering of its Class A, Class B, Class C and Class Y shares of the Fund but is not obligated to sell a specific number of shares. Expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders, are borne by the Distributor. During the Fund's fiscal year ended October 31, 1997, the aggregate amount of sales charges on sales of the Fund's Class A shares was $16,207,958, of which the Distributor and affiliated brokers retained $4,243,241. During the fiscal year ended October 31, 1997, the Distributor received contingent deferred sales charges of $1,929,164 upon redemption of Class B shares, and received contingent deferred sales charges of $93,884 upon redemption of Class C shares. For additional information about distribution of the Fund's shares and the expenses connected with such activities, please refer to "Distribution and Service Plans" below.


      o THE TRANSFER AGENT. OppenheimerFunds Services acts as the Fund's Transfer Agent pursuant to a Transfer Agency and Service Agreement dated November 22, 1995. Pursuant to the Agreement, the Transfer Agent is responsible for maintaining the Fund's shareholder registry and shareholder accounting records and for shareholder servicing and administrative functions. As compensation therefor, the Fund is obligated to pay the Transfer Agent an annual maintenance fee for each Fund shareholder account and reimburse the Transfer Agent for its out of pocket expenses.

      o SHAREHOLDER SERVICING AGENT FOR CERTAIN SHAREHOLDERS. Unified Management Corporation (1-800-346-4601) is the shareholder servicing agent of the Fund for former shareholders of the AMA Family of Funds and clients of AMA Investment Advisers, Inc. (which had been the investment adviser of AMA Family of Funds) who acquire shares of any Oppenheimer Quest Fund, and for (i) former shareholders of the Unified Funds and Liquid Green Trusts, (ii) accounts which participated or participate in a retirement plan for which Unified Investment Advisers, Inc. or an affiliate acts as custodian or trustee, (iii) accounts which have a Money Manager brokerage account, and (iv) other accounts for which Unified Management Corporation is the dealer of record.


BROKERAGE POLICIES OF THE FUND

BROKERAGE PROVISIONS OF THE INVESTMENT ADVISORY AND SUBADVISORY AGREEMENT. The Investment Advisory Agreement contains provisions relating to the selection of broker-dealers ("brokers") for the Fund's portfolio transactions. The Manager and the Sub-Adviser may use such brokers as may, in their best judgment based on all relevant factors, implement the policy of the Fund to achieve best execution of portfolio transactions. While the Manager need not seek advance competitive bidding or base its selection on posted rates, it is expected to be aware of the current rates of most eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board and the provisions of the Investment Advisory Agreement.

      The Investment Advisory Agreement also provides that, consistent with obtaining the best execution of the Fund's portfolio transactions, the Manager and the Sub-Adviser, in the interest of the Fund, may select brokers other than affiliated brokers, because they provide brokerage and/or research services to the Fund and/or other accounts of the Manager or the Sub-Adviser. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager or the Sub-Adviser that the commissions are reasonable in relation to the services provided, viewed either in terms of that transaction or the Manager's or the Sub-Adviser's overall responsibilities to all its accounts. No specific dollar value need be put on the services, some of which may or may not be used by the Manager or the Sub- Adviser for the benefit of the Fund or other of its advisory clients. To show that the determinations were made in good faith, the Manager or any Sub-Adviser must be prepared to show that the amount of such commissions paid over a representative period selected by the Board was reasonable in relation to the benefits to the Fund. The Investment Advisory Agreement recognizes that an affiliated broker-dealer may act as one of the regular brokers for the Fund provided that any commissions paid to such broker are calculated in accordance with procedures adopted by the Trust's Board under applicable rules of the SEC.

      In addition, the Subadvisory Agreement permits the Sub-Adviser to enter into "soft dollar" arrangements through the agency of third parties to obtain services for the Fund. Pursuant to these arrangements, the Sub-Adviser will undertake to place brokerage business with broker-dealers who pay third parties that provide services. Any such "soft dollar" arrangements will be made in accordance with policies adopted by the Board of the Trust and in compliance with applicable law.

DESCRIPTION  OF  BROKERAGE   PRACTICES.   Portfolio  decisions  are  based  upon
recommendations of the portfolio manager and the judgment of the portfolio managers. The Fund will pay brokerage commissions on transactions in listed options and equity securities. Prices of portfolio securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of debt securities purchased from dealers include a spread between the bid and asked prices.

      Transactions may be directed to dealers during the course of an underwriting in return for their brokerage and research services, which are intangible and on which no dollar value can be placed. There is no formula for such allocation. The research information may or may not be useful to one or more of the Fund and/or other accounts of the Manager or the Sub-Adviser; information received in connection with directed orders of other accounts managed by the Manager or the Sub- Adviser or its affiliates may or may not be useful to one or more of the Funds. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Manager or the Sub-Adviser, to make available additional views for consid eration and comparison, and to enable the Manager or the Sub-Adviser to obtain market information for the valuation of securities held in the Fund's assets.

      Sales of shares of the Fund, subject to applicable rules covering the Distributor's activities in this area, will also be considered as a factor in the direction of portfolio transactions to dealers, but only in conformity with the price, execution and other considerations and practices discussed above.
The Fund will not purchase any securities from or sell any securities to an affiliated broker-dealer acting as principal for its own account.

      The Sub-Adviser currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Sub-Adviser to cause purchase or sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable.
 In making such
allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of each Fund and other client accounts.

      When orders to purchase or sell the same security on identical terms are placed by more than one of the funds and/or other advisory accounts managed by the Sub-Adviser or its affiliates, the transactions are generally executed as received, although a fund or advisory account that does not direct trades to a specific broker ("free trades") usually will have its order executed first. Purchases are combined where possible for the purpose of negotiating brokerage commissions, which in some cases might have a detrimental effect on the price or volume of the security in a particular transaction as far as the Fund is concerned. Orders placed by accounts that direct trades to a specific broker will generally be executed after the free trades. All orders placed on behalf of the Fund are considered free trades. However, having an order placed first in the market does not necessarily guarantee the most favorable price.

     The following table presents information as to the allocation of brokerage commissions paid by the Fund for the fiscal years ended October 31, 1995, 1996, and 1997. Prior to November 3, 1997, Oppenheimer & Co., Inc. ("OpCo"), a broker-dealer, was an affiliate of the Sub-Adviser.

                                                             TOTAL AMOUNT OF TRANSACTIONS
FOR THE          TOTAL            BROKERAGE COMMISSIONS      WHERE BROKERAGE COMMISSIONS
FISCAL YEAR      BROKERAGE             PAID TO OPCO                   PAID TO OPCO
ENDED            COMMISSIONS      DOLLAR                     DOLLAR
OCTOBER 31,      PAID             AMOUNTS         %          AMOUNTS                %

1995             $ 647,240        $266,868        41.2%      $177,075,785           43.0%
  1996           $1,346,575       $396,844        29.5%      $363,554,195           30.89%

1997             $2,600,457       $868,206        33.4%      $872,725,645           30.0%

      During the Fund's fiscal year ended October 31, 1997, $176,058 was paid by the Fund to brokers as commissions in return for research services; the aggregate dollar amount of those transactions was $137,170,389.


PERFORMANCE OF THE FUND

TOTAL RETURN INFORMATION. As described in the Prospectus, from time to time the "average annual total return," "cumulative total return" and "total return at net asset value" of an investment in a class of shares of the Fund may be advertised. An explanation of how these total returns are calculated for each class and the components of those calculations is set forth below.

      The Fund's advertisements of its performance data must, under applicable SEC rules, include the average annual total returns for each advertised class of shares of the Fund for the 1, 5, and 10- year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns. The returns of Class A, Class B, Class C and Class Y shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to the particular class.

      O AVERAGE ANNUAL TOTAL RETURNS. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:
                 1/n
            (ERV)
            (---)   -1 = Average Annual Total Return
            ( P )






      The "average annual total returns" on an investment in Class A shares of the Fund (using the method described above) for the one and five year periods ended October 31, 1997 and for the period from January 3, 1989 (commencement of operations) to October 31, 1997 were 15.61%, 18.12% and 17.88%, respectively.

      The average annual total returns on Class B shares for the one-year period ended October 31, 1997 and for the period September 1, 1993 (commencement of the public offering of the class) through October 31, 1997 were 17.05% and 19.03%, respectively.

      The average annual total returns on Class C shares for the one-year period ended October 31, 1997 and for the period September 1, 1993 (commencement of the public offering of the class) through October 31, 1997 were 21.05% and 19.28%, respectively.

      o CUMULATIVE TOTAL RETURNS. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis.

               ERV - P
               ________       = Total Return
                  P

      In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). Prior to November 24, 1995, the maximum initial sales charge on Class A shares was 5.50%. For Class B shares, the payment of the applicable contingent deferred sales charge (5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% for the fifth year, 1.0% for the sixth year, and none thereafter) is applied to the investment result for the period shown (unless the total return is shown at net asset value, as described below). For Class C shares, the 1.0% contingent deferred sales charge is applied to the investment result for the one-year period (or less). Class Y shares are not subject to a sales charge. Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period.


      The "cumulative total return" on Class A shares for the period from January 3, 1989 (commencement of operations) to October 31, 1997 was 327.24%. The cumulative total return on Class B shares for the period from September 1, 1993 (commencement of the public offering of the class) through October 31, 1997 was 106.68%. The cumulative total return on Class C shares for the period from September 1, 1993 (commencement of the public offering of the class) through October 31, 1997 was 108.44%. The cumulative total return on Class Y shares for the period from December 16, 1996 (commencement of the public offering of the class) through October 31, 1997 was 19.51%.


      O TOTAL RETURNS AT NET ASSET VALUE. From time to time the Fund may also quote an "average annual total return at net asset value" or a "cumulative total return at net asset value" for Class A, Class B, Class C and Class Y shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.


      The average annual total returns at net asset value on the Fund's Class A shares for the one and five year periods ended October 31, 1997 and for the period from January 3, 1989 (commencement of operations) to October 31, 1997 were 22.66%, 19.53% and 18.67%, respectively. The cumulative total return at net asset value on the Fund's Class A shares for the period January 3, 1989 through October 31, 1997 was 353.31%.

      The average annual total returns at net asset value on the Fund's Class B shares for the one year period ended October 31, 1997 and for the period from September 1, 1993 (commencement of the public offering of the class) through October 31, 1997 were 22.05% and 19.31%, respectively. The cumulative total return at net asset value on the Fund's Class B shares for the period September 1, 1993 through October 31, 1997 was 108.68%.

      The average annual total returns at net asset value on the Fund's Class C shares for the one-year period ended October 31, 1997 and for the period September 1, 1993 (commencement of the public offering of the class) through October 31, 1997 were 22.05% and 19.28% respectively. The cumulative total return at net asset value on the Fund's Class C shares for the period September 1, 1993 through October 31, 1997 was 108.44%.


OTHER PERFORMANCE COMPARISONS. From time to time the Fund may publish the ranking of its Class A, Class B, Class C and/or Class Y shares by Lipper Analytical Services, Inc. ("Lipper"), a widely- recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund is ranked against (i) all other funds and (ii) all other flexible portfolio funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration.

      From time to time the Fund may publish the star ranking of the performance of its Class A, Class B, Class C or Class Y shares by Morningstar, Inc. ("Morningstar"), an independent mutual fund monitoring service. Morningstar ranks mutual funds in broad investment categories (domestic stock funds, international stock funds, taxable bond funds, municipal bond funds) based on risk-adjusted investment return. The Fund is ranked among domestic equity funds. Investment return measures a fund's or class's one, three, five and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering sales charges and expenses. Risk measures fund performance below 90-day U.S. Treasury bill monthly returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star rankings is the fund's or class's 3-year ranking or its combined 3 and 5-year ranking (weighted 60%/40% respectively, or its combined 3-,5-and 10-year ranking (weighted 40%, 30% and 30%, respectively) depending on the inception of the fund or class. Rankings are subject to change. From time to time, the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals, such as THE NEW YORK TIMES, which may include performance quotations from other sources, including Lipper.

      The Fund may also compare its performance to that of other funds in its Morningstar category. In addition to its star ranking, Morningstar also categorizes and compares a fund's 3-year performance based on Morningstar's classification of the fund's investment objective. Morningstar's four broad categories are each further subdivided into categories based on types of investments and investment styles. Those comparisons by Morningstar are based on the same risk and return measurements as its star rankings but do not consider the effect of sales charges.

      The total return on an investment in the Fund's Class A, Class B, Class C or Class Y shares may be compared with performance for the same period of the S&P 500 Index as described in the Prospectus. The performance of the index includes a factor for the reinvestment of income dividends, but does not reflect reinvestment of capital gains, expenses or taxes.

      The performance of the Fund's Class A, Class B, Class C or Class Y shares may also be compared in publications to (i) the performance of various market indices or to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Total return information, may be useful to investors in reviewing the performance of the Fund's Class A, Class B Class C or Class Y shares. However, when comparing total return of an investment in Class A, Class B, Class C and Class Y shares of the Fund, a number of factors should be considered before using such information as a basis for comparison with other investments. For example, an investor may also wish to compare the Fund's Class A, Class B Class C or Class Y return to the returns on fixed-income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S. government.

      From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or Transfer Agent) or the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the Oppenheimer funds' services to those of other mutual fund families selected by the rating or ranking services and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

DISTRIBUTION AND SERVICE PLANS

      The Trust has adopted separate Amended and Restated Distribution and Service Plans and Agreements, each dated November 22, 1996, for Class A, Class B and Class C shares of the Fund under Rule 12b-1 of the Investment Company Act pursuant to which the Fund will compensate the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectus. No such Plan has been adopted for Class Y shares. Each Plan has been approved by a vote of (i) the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund and who have no direct or indirect financial interest in the operation of the Fund's 12b-1 plans or in any related agreement ("Independent Trustees"), cast in person at a meeting on February 4, 1997 called for the purpose, among others, of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class at a meeting on May 23, 1997. The Plans replace the amended and restated distribution and service plans and agreements dated November 22, 1995.

      Under the Plans the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund) to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.

      Unless terminated as described below, each plan continues in effect from year to year but only as long as such continuance is specifically approved at least annually by the Trust's Board of Trustees and its "Independent Trustees" by a vote cast in person at a meeting called for the purpose of voting on such continuance. Any Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required by a SEC rule to obtain the approval of Class B as well as Class A shareholders for a proposed material amendment to the Class A Plan that would materially increase payments under the Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by class. All material amendments must be approved by the Board of Trustees and the Independent Trustees.

      While the Plans are in effect, the Treasurer of the Trust shall provide separate written reports to the Trust's Board of Trustees at least quarterly detailing services rendered in connection with the distribution of the shares, the amount of all payments made pursuant to each Plan, and the purpose for which the payments were made. The reports shall also include the distribution costs for that quarter, and such costs for previous fiscal periods that are carried forward, as explained in the Prospectus and below. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" of the Trust is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

      Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Trust's Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate and set no requirement for a minimum amount.

      The Plans allow the service fee payments to be paid by the Distributor to Recipients in advance for the first year shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net assets of shares of that class sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of such advance payment to the Distributor.

      Although the Plans permit the Distributor to retain both the asset-based sales charge and the service fee, or to pay Recipients the service fee on a quarterly basis, without payment in advance, the Distributor presently intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Plans by the Board. Initially, the Board has set no minimum holding period. All payments under the Plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.


      For the fiscal year ended October 31, 1997 (i) payments made under the Class A Plan totaled $6,980,790 of which $803,131 was paid to a dealer affiliated with the Distributor and no amount was retained by the Distributor,
(ii) payments made under the Class B Plan totaled $12,356,019 of which $10,822,764 was retained by the Distributor and $188,985 was paid to a dealer affiliated with the Distributor and (iii) payments made under the Class C Plan totaled $3,154,956, of which $1,863,764 as retained by the Distributor and $126,039 was paid to a dealer affiliated with the Distributor. The Plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's expenses are more or less than the amounts paid by the Fund during that period. The asset-based sales charges paid to the Distributor by the Fund under the Plans are intended to allow the Distributor to recoup the cost of sales commissions paid to authorized brokers and dealers at the time of sale, plus financing costs, as described in the Prospectus. Such payments may also be used to pay for the following expenses in connection with the distribution of shares:
(i) financing the advance of the service fee payment to Recipients under the Plans, (ii) compensation and expenses of personnel employed by the Distributor to support distribution of shares, and (iii) costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders).


ABOUT YOUR ACCOUNT

HOW TO BUY SHARES

ALTERNATIVE SALES ARRANGEMENTS - CLASS A, CLASS B AND CLASS C SHARES. The availability of three classes of shares permits an individual investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than another. The Distributor will generally not accept any order for $500,000 or more of Class B shares or $1 million or more of Class C shares, on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead. A fourth class of shares, Class Y shares, may be purchased only by certain institutional investors at net asset value per share.

     The four classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by incremental expenses borne solely by that class, respectively, including the asset-based sales charges to which Class B and Class C shares are subject.

      The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      The  methodology  for  calculating  the net  asset  value,  dividends  and distributions of the Fund's Class A, Class B, Class C and Class Y shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total net assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to Independent Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (a) Distribution and Service Plan fees, (b) incremental transfer and shareholder servicing agent fees and expenses, (c) registration fees and (d) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.


DETERMINATION OF NET ASSET VALUES PER SHARE. The net asset values per share of Class A, Class B, Class C and Class Y shares of the Fund are determined as of the close of business of The New York Stock Exchange (the "Exchange") on each day that the Exchange is open, by dividing the value of the Fund's net assets attributable to that class by the total number of Fund shares of that class outstanding. The Exchange normally closes at 4:00 P.M. New York time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, President's Day, Martin Luther King Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. The Fund may invest a substantial portion of its assets in foreign securities primarily listed on foreign exchanges which may trade on Saturdays or customary U.S. business holidays on which the Exchange is closed. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset value per share may be significantly affected on such days when shareholders may not purchase or redeem shares.
      The Trust's Board of Trustees has established procedures for the valuation of the Fund's securities, generally as follows: (i) equity securities traded on a U.S. securities exchange or on the Automated Quotation System ("NASDAQ") of the Nasdaq Stock Market, Inc. for which last sale information is regularly reported are valued at the last reported sale price on the principal exchange for such security or NASDAQ that day (the "Valuation Date") or, in the absence of sales that day, at the last reported sale price preceding the Valuation Date if it is within the spread of the closing "bid" and "asked" prices on the Valuation Date or, if not, the closing "bid" price on the Valuation Date; (ii) equity securities traded on a foreign securities exchange are valued generally at the last sales price available to the pricing service approved by the Trust's Board of Trustees or to the Manager as reported by the principal exchange on which the security is traded at its last trading session on or immediately preceding the Valuation Date, or, if unavailable, at the mean between "bid" and "asked" prices obtained from the principal exchange or two active market makers in the security on the basis of reasonable inquiry; (iii) a non-money market fund will value (x) debt instruments that had a maturity of more than 397 days when issued, (y) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity in excess of 60 days, and (z) non-money market type debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of sixty days or less, at the mean between "bid" and "asked" prices determined by a pricing service approved by the Trust's Board of Trustees or, if unavailable, obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (iv) money market-type debt securities held by a non-money market fund that had a maturity of less than 397 days when issued and have a remaining maturity of 60 days or less, and debt instruments held by a money market fund that have a remaining maturity of 397 days or less, shall be valued at cost, adjusted for amortization of premiums and accretion of discount; and (v) securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes (see (ii) and (iii) above), the security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available) provided that the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect the current market value.


      In the case of U.S. Government securities and mortgage-backed securities, where last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity and other special factors involved. The Manager may use pricing services approved by the Board of Trustees to price U.S. Government securities or mortgage-backed securities for which last sale information is not generally available. The Manager will monitor the accuracy of such pricing services, which may include comparing prices used for portfolio evaluation to actual sales prices of selected securities.

      Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of the Exchange. Events affecting the values of foreign securities traded in such securities markets that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of its net asset value unless the Board of Trustees or the Manager, under procedures established by the Board, determines that the particular event is likely to effect a material change in the value of such security. Foreign currency, including forward contracts, will be valued at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service. The values of securities denominated in foreign currency will be converted to U.S. dollars at closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service.


      Puts, calls and futures are valued at the last sale price on the principal exchanges on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, value shall be the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on NASDAQ on the valuation date, or, if not, value shall be the closing "bid" price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued at the mean between "bid" and "asked" prices obtained by the Manager from two active market makers (which in certain cases may be the "bid" price if no "asked" price is available).


When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent credit is included in the liability section. Credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

ACCOUNTLINK. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

REDUCED SALES CHARGES. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Rights of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in the Prospectus because the Distributor or dealer or broker incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, parents, grandparents, parents-in- law, sons- and daughters-in-law, aunts, uncles, nieces, nephews, siblings, a sibling's spouse and a spouse's siblings. Relations by virtue of a remarriage (step-children, step-parents, etc.) are included.

      o THE OPPENHEIMER FUNDS. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:

      Oppenheimer Municipal Bond Fund

      Oppenheimer New York Municipal Fund

      Oppenheimer California Municipal Fund

      Oppenheimer Intermediate Municipal Fund

      Oppenheimer Insured Municipal Fund

      Oppenheimer Main Street California Municipal Fund

      Oppenheimer Florida Municipal Fund

      Oppenheimer Pennsylvania Municipal Fund

      Oppenheimer New Jersey Municipal Fund

      Oppenheimer Discovery Fund

      Oppenheimer Capital Appreciation Fund

      Oppenheimer Growth Fund

      Oppenheimer Equity Income Fund

      Oppenheimer Multiple Strategies Fund

      Oppenheimer Total Return Fund, Inc.

      Oppenheimer Main Street Income & Growth Fund

      Oppenheimer MidCap Fund

      Oppenheimer High Yield Fund

      Oppenheimer Champion Income Fund

      Oppenheimer Bond Fund

      Oppenheimer U.S. Government Trust

      Oppenheimer Limited-Term Government Fund

      Oppenheimer Global Fund

      Oppenheimer Global Growth & Income Fund

      Oppenheimer Gold & Special Minerals Fund

      Oppenheimer Strategic Income Fund

      Oppenheimer International Bond Fund

      Oppenheimer International Growth Fund

      Oppenheimer International Small Company Fund

      Oppenheimer Enterprise Fund

      Oppenheimer Quest Capital Value Fund, Inc.

      Oppenheimer Quest Opportunity Value Fund

      Oppenheimer Quest Growth & Income Value Fund

      Oppenheimer Quest Small Cap Value Fund

      Oppenheimer Quest Officers Value Fund

      Oppenheimer Quest Global Value Fund, Inc.

      Oppenheimer Quest Value Fund, Inc.

      Limited-Term New York Municipal Fund

      Oppenheimer Bond Fund For Growth

      Rochester Fund Municipals

      Oppenheimer Disciplined Value Fund

      Oppenheimer Disciplined Allocation Fund

      Oppenheimer LifeSpan Balanced Fund

      Oppenheimer LifeSpan Income Fund

      Oppenheimer LifeSpan Growth Fund

      Oppenheimer Developing Markets Fund

and the following "Money Market Funds":

      Oppenheimer Money Market Fund, Inc.

      Oppenheimer Cash Reserves

      Centennial Money Market Trust

      Centennial Tax Exempt Trust

      Centennial Government Trust

      Centennial New York Tax Exempt Trust

      Centennial California Tax Exempt Trust

      Centennial America Fund, L.P.

      Daily Cash Accumulation Fund, Inc.


      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

      o LETTERS OF INTENT. A Letter of Intent ("Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares (or shares of either class) of the Fund (and other eligible Oppenheimer funds) during the 13-month period from the investor's first purchase pursuant to the Letter (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases (excluding any purchases made by reinvestment of dividends or distributions or purchases made at net asset value without sales charge), which together with the investor's holdings of such funds (calculated at their respective public offering prices calculated on the date of the Letter) will equal or exceed the amount specified in the Letter. This enables the investor to count the shares to be purchased under the Letter of Intent to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

      For purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchase amount under the Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      o TERMS OF ESCROW THAT APPLY TO LETTERS OF INTENT.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment purchase amount specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

      5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (c) Class A or Class B shares acquired in exchange for either (i) Class A shares sold with a front-end sales charge or Class B shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares," and the escrow will be transferred to that other fund.

ASSET BUILDER PLANS. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How to Sell Shares" in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds. If you make payments from your bank account to purchase shares of the Fund, your bank account will be automatically debited normally four to five business days prior to the investment dates selected in the Account Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

      There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

CANCELLATION OF PURCHASE ORDERS. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

RETIREMENT PLANS. In describing certain types of employee benefit plans that may purchase Class A shares without being subject to the Class A contingent differed sales charge, the term "employee benefit plan" means any plan or arrangement, whether or not "qualified" under the Internal Revenue Code, including, medical savings accounts, payroll deduction plans or similar plans in which Class A shares are purchased by a fiduciary or other person for the account of participants who are employees of a single employer or of affiliated employers, if the Fund account is registered in the name of the fiduciary or other person for the benefit of participants in the plan.

      The term "group retirement plan" means any qualified or non-qualified retirement plan (including 457 plans, SEPs, SARSEPs, 403(b) plans other than public school 403(b) plans, and SIMPLE plans) for employees of a corporation or a sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group or association has made special arrangements with the Distributor and all members of the group or association participating in or who are eligible to participate in the plan(s) purchase Class A shares of the Fund through a single investment dealer, broker, or other financial institution designated by the group. "Group retirement plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class A shares of the Fund through a single investment dealer, broker, or other financial institution, if that broker-dealer has made special arrangements with the Distributor enabling those plans to purchase Class A shares of the Fund at net asset value but subject to a contingent deferred sales charge.

      In addition to the discussion in the Prospectus relating to the ability of Retirement Plans to purchase Class A shares at net asset value in certain circumstances, there is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds by a Retirement Plan in the following cases: (i) the recordkeeping for the Retirement Plan is performed on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") and, on the date the plan sponsor signs the Merrill Lynch recordkeeping service agreement, the Retirement Plan has $3 million or more in assets invested in mutual funds other than those advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments"); or (ii) the recordkeeping for the Retirement Plan is performed on a daily valuation basis by an independent record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the Merrill Lynch record keeping service agreement, the Plan must have $3 million or more in assets, excluding assets held in money market funds, invested in Applicable Investments; or (iii) the Plan has 500 or more eligible employees, as determined by the Merrill Lynch plan conversion manager on the date the plan sponsor signs the Merrill Lynch record keeping service agreement.

      If a Retirement Plan's records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract or alliance arrangement with Merrill Lynch, and if on the date the plan sponsor signs the Merrill Lynch record keeping service agreement the Retirement Plan has less than $3 million in assets, excluding money market funds, invested in Applicable Investments, then the Retirement Plan may purchase only Class B shares of one or more of the Oppenheimer funds. Otherwise, the Retirement Plan will be permitted to purchase Class A shares of one or more of the Oppenheimer funds. Any of those Retirement Plans that currently invest in Class B shares of the Fund will have their Class B shares be converted to Class A shares of the Fund once the Plan's Applicable Investments have reached $5 million.

      Any redemptions of shares of the Fund held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch that are currently invested in Class B shares of the Fund shall not be subject to the Class B CDSC.

HOW TO SELL SHARES

      Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

      o INVOLUNTARY REDEMPTIONS. The Trust's Board of Trustees has the right to cause the involuntary redemption of the shares held in any Fund account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

REINVESTMENT PRIVILEGE. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares that you purchased subject to an initial sales charge or Class A contingent deferred sales charge, or (ii) Class B shares that were subject to the Class B contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares or Class Y shares. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

TRANSFERS OF SHARES. Shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

DISTRIBUTIONS FROM RETIREMENT PLANS. Requests for distributions from OppenheimerFunds- sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans, or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of the Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants, other than self-employed persons maintaining a plan account in their own name, in OppenheimerFunds-sponsored prototype pension or profit-sharing or 401(k) plans may not directly redeem or exchange shares held for their account under those plans. The employer or plan administrator must sign the request. Distributions from pension plans or 401(k) profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

SPECIAL ARRANGEMENTS FOR REPURCHASE OF SHARES FROM DEALERS AND BROKERS. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. The shareholder should contact the broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order from the dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value, if the order was received by the dealer or broker from its customer prior to the time the Exchange closes (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature- guaranteed instructions. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular
additional  Class  A  share  purchases  while   participating  in  an  Automatic
Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans because of the imposition of the contingent deferred sales charges on such withdrawals (except where the Class B and Class C contingent deferred sales charges are waived as described in the Prospectus under "Waivers of Class B and Class C Sales Charges").

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the
Distributor.  When adopted,
such amendments will automatically apply to existing Plans.

      o AUTOMATIC EXCHANGE PLANS. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

      o AUTOMATIC WITHDRAWAL PLANS. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment. It may not be desirable to purchase additional Class A shares while making automatic withdrawals because of the sales charges that apply to purchases when made. Accordingly, a shareholder normally may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases of Class A shares.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Transfer Agent nor the Fund shall incur any liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or ACH transfer payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

      The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend- reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

      To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

HOW TO EXCHANGE SHARES

      As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of the Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Centennial Money Market Trust, Centennial America Fund, L.P., and Daily Cash Accumulation Fund, Inc., which only offer Class A shares, and Oppenheimer Main Street California Municipal Fund which only offers Class A and Class B shares (Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds sponsored 401(k) plans). A current list showing which funds offer which classes can be obtained by calling the distributor at 1-800-525-7048.

      For accounts established on or before March 8, 1996 holding Class M shares of Oppenheimer Bond Fund for Growth, Class M shares can be exchanged only for Class A shares of other Oppenheimer funds. Exchanges to Class M shares of Oppenheimer Bond Fund for Growth are permitted from Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves that were acquired by exchange from Class M shares. Otherwise no exchanges of any class of any Oppenheimer fund into Class M shares are permitted.

      Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege.

      Shares of the Fund acquired by reinvestment of dividends or distributions from any other of the Oppenheimer funds (except Oppenheimer Cash Reserves) or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 12 months of the end of the calendar month of the initial purchase of the exchanged Class A shares (18 months if the shares were initially purchased prior to May 1, 1997), the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

      When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B and Class C contingent deferred sales charges will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. SHAREHOLDERS OWNING SHARES OF MORE THAN ONE CLASS MUST SPECIFY WHETHER THEY INTEND TO EXCHANGE CLASS A, CLASS B OR CLASS C SHARES.

      The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

DIVIDENDS, CAPITAL GAINS AND TAXES

TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. The Federal tax treatment of the Fund's dividends and capital gains distributions is explained in the Prospectus under the caption "Dividends, Capital Gains and Taxes." Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. In addition, the amount of dividends paid by the Fund which may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from its portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

      Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund will meet those requirements, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interest of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

      If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified during its last fiscal year, and intends to qualify in current and future years, but reserves the right not to do so. The Internal Revenue Code contains a number of complex tests to determine whether the Fund will qualify, and the Fund might not meet those tests in a particular year.

      The amount of a class's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements -- Class A, Class B and Class C Shares," above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower as a result of the asset-based sales charge on Class B and Class C shares, and Class B and Class C dividends will also differ in amount as a consequence of any difference in net asset value between the classes.

      Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

DIVIDEND REINVESTMENT IN ANOTHER FUND. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges," above, at net asset value without sales charge. To elect this option, a shareholder must notify the Transfer Agent in writing and either must have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from certain of the Oppenheimer funds may be invested in shares of this Fund on the same basis.

ADDITIONAL INFORMATION ABOUT THE FUND

      THE CUSTODIAN. State Street Bank and Trust Company acts as custodian of the assets of the Trust. The Fund's cash balances in excess of $100,000 are not protected by Federal deposit insurance. Such uninsured balances may be substantial.

      INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP serves as the Fund's independent accountants. Their services include examining the annual financial statements of the Fund as well as other related services.

 Report of Independent Accountants
--------------------------------------------------------------------------------
To the Board of Trustees and Shareholders of Oppenheimer Quest for Value Funds

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Oppenheimer Quest Opportunity Value Fund (one of the portfolios constituting Oppenheimer Quest for Value Funds, hereafter referred to as the Fund), at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP
Price Waterhouse LLP


Denver, Colorado
November 21, 1997

9     Oppenheimer Quest Opportunity Value Fund

 Statement of Investments  October 31, 1997
-------------------------------------------------------------------------

                                                             Market Value
                                              Shares          See Note 1
-------------------------------------------------------------------------
Common Stocks--81.9%
-------------------------------------------------------------------------
Basic Materials--12.7%
-------------------------------------------------------------------------
Chemicals--9.5%
Dow Chemical Co.                                 700,000    $ 63,525,000
-------------------------------------------------------------------------
Du Pont (E.I.) De Nemours & Co.                3,150,000     179,156,250
-------------------------------------------------------------------------
Hercules, Inc.                                 1,000,000      45,875,000
-------------------------------------------------------------------------
Monsanto Co.                                   1,910,000      81,652,500
-------------------------------------------------------------------------
Solutia, Inc.                                    400,000       8,850,000
                                                             ------------
                                                             379,058,750
-------------------------------------------------------------------------
Metals--0.2%
Freeport-McMoRan Copper & Gold, Inc., Cl. B      345,000       8,236,875
-------------------------------------------------------------------------
Paper--3.0%
Champion International Corp.                   2,150,000     118,653,125
-------------------------------------------------------------------------
Consumer Cyclicals--12.3%
-------------------------------------------------------------------------
Leisure & Entertainment--9.8%
Mattel, Inc.                                   3,400,000     132,175,000
-------------------------------------------------------------------------
McDonald's Corp.                               3,700,000     165,806,250
-------------------------------------------------------------------------
Time Warner, Inc.                              1,650,000      95,184,375
                                                            ------------
                                                             393,165,625
-------------------------------------------------------------------------
Media--0.1%
Reed International plc, Sponsored ADR             41,800       1,656,325
-------------------------------------------------------------------------
Retail: Specialty--2.4%
Nike, Inc., Cl. B                              2,100,000      98,700,000
-------------------------------------------------------------------------
Consumer Non-Cyclicals--2.5%
-------------------------------------------------------------------------
Food--1.7%
H.J. Heinz Co.                                 1,500,000      69,656,250
-------------------------------------------------------------------------
Healthcare/Supplies & Services--0.8%
Becton, Dickinson & Co.                          700,000      32,243,750
-------------------------------------------------------------------------
Energy--0.6%
-------------------------------------------------------------------------
Oil-Integrated--0.6%
Triton Energy Ltd.(1)                            556,000      21,753,500


               10      Oppenheimer Quest Opportunity Value Fund

----------------------------------------------------------------------

                                                         Market Value
                                            Shares       See Note 1
----------------------------------------------------------------------
Financial--27.9%
----------------------------------------------------------------------
Banks--13.5%
BankBoston Corp.                            1,400,000    $113,487,500
----------------------------------------------------------------------
Citicorp                                    1,550,000     193,846,875
----------------------------------------------------------------------
Wells Fargo & Co.                             800,000     233,100,000
                                                         ------------
                                                          540,434,375
----------------------------------------------------------------------
Diversified Financial--8.5%
Countrywide Credit Industries, Inc.         1,525,000      52,326,562
----------------------------------------------------------------------
Fannie Mae                                  1,300,000      62,968,750
----------------------------------------------------------------------
Freddie Mac                                 4,950,000     187,481,250
----------------------------------------------------------------------
First Empire State Corp.                       90,000      36,810,000
                                                         ------------
                                                          339,586,562
----------------------------------------------------------------------
Insurance--5.9%
ACE Ltd.                                    1,500,000     139,406,250
----------------------------------------------------------------------
AFLAC, Inc.                                   400,000      20,350,000
----------------------------------------------------------------------
EXEL Ltd.                                     771,400      46,621,487
----------------------------------------------------------------------
Travelers Property Casualty Corp., Cl. A      825,000      29,803,125
                                                         ------------
                                                          236,180,862
----------------------------------------------------------------------
Industrial--8.3%
----------------------------------------------------------------------
Industrial Services--0.7%
Browning-Ferris Industries, Inc.              300,000       9,750,000
----------------------------------------------------------------------
Waste Management, Inc.                        800,000      18,700,000
                                                         ------------
                                                           28,450,000
----------------------------------------------------------------------
Manufacturing--7.6%
Caterpillar, Inc.                           3,275,000     167,843,750
----------------------------------------------------------------------
Grand Metropolitan plc, Sponsored ADR       1,200,000      44,850,000
----------------------------------------------------------------------
Tenneco, Inc.                               2,000,000      89,875,000
                                                         ------------
                                                          302,568,750
----------------------------------------------------------------------
Technology--17.6%
----------------------------------------------------------------------
Aerospace/Defense--5.8%
Boeing Co.                                  2,665,000     127,586,875
----------------------------------------------------------------------
Lockheed Martin Corp.                       1,100,000     104,568,750
                                                         ------------
                                                          232,155,625
----------------------------------------------------------------------
Computer Software/Services--1.9%
Computer Associates International, Inc.     1,000,000      74,562,500

               11     Oppenheimer Quest Opportunity Value Fund

--------------------------------------------------------------------------------

                                                                   Market Value
                                                   Shares          See Note 1
--------------------------------------------------------------------------------
Electronics--6.9%
Intel Corp.                                           500,000    $   38,500,000
--------------------------------------------------------------------------------
Loral Space & Communications Ltd.(1)                  500,000        10,500,000
--------------------------------------------------------------------------------
National Semiconductor Corp.(1)                     3,650,000       131,400,000
--------------------------------------------------------------------------------
Unitrode Corp.(1)                                     400,000        10,725,000
--------------------------------------------------------------------------------
Varian Associates, Inc.                             1,450,000        84,825,000
                                                                ---------------
                                                                    275,950,000
--------------------------------------------------------------------------------
Telecommunications-Technology--3.0%
Tele-Communications TCI Ventures Group, Cl. A(1)    5,121,688       118,118,930
                                                                ---------------
Total Common Stocks (Cost $2,592,791,747)                         3,271,131,804


                                                     Face
                                                     Amount
--------------------------------------------------------------------------------
U.S. Government Obligations--5.2%
--------------------------------------------------------------------------------
U.S. Treasury Bonds:
6.25%, 8/15/23                                   $100,000,000       100,281,300
6.375%, 8/15/27                                   100,000,000       103,093,800
--------------------------------------------------------------------------------
U.S. Treasury Nts.:
7.50%, 11/15/01                                     1,000,000         1,062,188
7.50%, 5/15/02                                      1,000,000         1,069,063
7.875%, 4/15/98                                       550,000           555,844
7.875%, 8/15/01                                       550,000           589,360
                                                                 --------------
Total U.S. Government Obligations
 (Cost $204,570,962)                                                206,651,555
--------------------------------------------------------------------------------
Short-Term Notes--14.6%(2)
--------------------------------------------------------------------------------
Beneficial Corp., 5.50%, 12/4/97                   27,266,000        27,128,534
--------------------------------------------------------------------------------
Deere (John) Capital Corp.:
5.47%, 11/6/97                                     48,316,000        48,279,157
5.48%, 11/24/97                                    24,023,000        23,938,893
-------------------------------------------------------------------------------
Federal Home Loan Bank, 5.50%, 11/3/97             36,705,000        36,693,785
--------------------------------------------------------------------------------
Ford Motor Credit Corp., 5.57%, 11/20/97          105,440,000       105,134,780
--------------------------------------------------------------------------------
General Motors Acceptance Corp., 5.51%, 12/1/97    70,159,000        69,836,517
--------------------------------------------------------------------------------
Household Finance Corp.:
5.48%, 11/20/97                                    50,000,000        49,855,389
5.49%, 11/13/97                                    20,000,000        19,963,400
--------------------------------------------------------------------------------
IBM Credit Corp.:
5.50%, 11/10/97                                    12,500,000        12,482,812
5.50%, 11/3/97                                     84,999,000        84,973,125
--------------------------------------------------------------------------------
International Business Machines Corp.,
 5.48%, 11/10/97                                   17,790,000        17,765,628



               12     Oppenheimer Quest Opportunity Value Fund

--------------------------------------------------------------------------------

                                                 Face             Market Value
                                                 Amount           See Note 1
--------------------------------------------------------------------------------
Short-Term Notes (continued)
Merrill Lynch & Co., Inc.:
5.50%, 12/8/97                                   $ 40,932,000     $  40,700,313
5.58%, 12/15/97                                    50,000,000        49,663,889
                                                                  --------------
Total Short-Term Notes (Cost $586,416,222)                          586,416,222
--------------------------------------------------------------------------------
Total Investments, at Value (Cost $3,383,778,931)       101.7%    4,064,199,581
--------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                   ( 1.7)      (69,333,317)
                                                 ------------    --------------
Net Assets                                              100.0%   $3,994,866,264
                                                 ============    ==============

1. Non-income producing security.
2. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 1997. There were no affiliate securities held as of October 31, 1997. Transactions during the period in which the issuer was an affiliate are as follows:


                Shares              Gross         Gross        Shares
                October 31, 1996    Additions     Reductions   October 31, 1997
--------------------------------------------------------------------------------
Unitrode Corp.  635,000             249,200       484,200               400,000

See accompanying Notes to Financial Statements.


               13     Oppenheimer Quest Opportunity Value Fund

 Statement of Assets and Liabilities  October 31, 1997


--------------------------------------------------------------------------------
Assets
Investments, at value (cost $3,383,778,931)--see
 accompanying statement                                           $4,064,199,581
--------------------------------------------------------------------------------
Cash                                                                     293,570
--------------------------------------------------------------------------------
Receivables:
Shares of beneficial interest sold                                    25,997,867
Investments sold                                                      16,981,725
Interest and dividends                                                 6,435,239
--------------------------------------------------------------------------------
Other                                                                     17,522
                                                                  --------------
Total assets                                                       4,113,925,504

--------------------------------------------------------------------------------
Liabilities
Payables and other liabilities:
Investments purchased                                                105,537,381
Shares of beneficial interest redeemed                                11,680,605
Distribution and service plan fees                                       864,734
Transfer agent and accounting services fees                              311,020
Trustees' fees                                                               719
Other                                                                    664,781
                                                                  --------------
Total liabilities                                                    119,059,240

--------------------------------------------------------------------------------
Net Assets                                                        $3,994,866,264
                                                                  ==============

--------------------------------------------------------------------------------
Composition of Net Assets
Par value of shares of beneficial interest                        $    1,131,401
--------------------------------------------------------------------------------
Additional paid-in capital                                         3,181,733,352
--------------------------------------------------------------------------------
Undistributed net investment income                                   12,086,617
--------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions             119,494,244
--------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                   680,420,650
                                                                  --------------
Net assets                                                        $3,994,866,264
                                                                  ==============

               14     Oppenheimer Quest Opportunity Value Fund

--------------------------------------------------------------------------------
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based
on net assets of $1,839,481,752 and 51,644,314 shares
of beneficial interest outstanding)                                      $35.62
Maximum offering price per share (net asset value plus
sales charge of 5.75% of offering price)                                 $37.79

--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price
per share (based on net assets of $1,706,258,296 and
48,677,678 shares of beneficial interest outstanding)                    $35.05

--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price
per share (based on net assets of $433,784,754 and
12,389,239 shares of beneficial interest outstanding)                    $35.01

--------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price
per share (based on net assets of $15,341,462 and
428,832 shares of beneficial interest outstanding)                       $35.77

See accompanying Notes to Financial Statements.


               15     Oppenheimer Quest Opportunity Value Fund

 Statement of Operations  For the Year Ended October 31, 1997


--------------------------------------------------------------------------------
Investment Income
Dividends                                                           $ 33,161,302
--------------------------------------------------------------------------------
Interest                                                              32,136,296
                                                                    ------------
Total income                                                          65,297,598

--------------------------------------------------------------------------------
Expenses
Management fees--Note 4                                               25,895,389
--------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                6,980,790
Class B                                                               12,356,019
Class C                                                                3,154,956
--------------------------------------------------------------------------------
Transfer agent and accounting services fees--Note 4                    3,066,059
--------------------------------------------------------------------------------
Registration and filing fees:
Class A                                                                  316,959
Class B                                                                  299,868
Class C                                                                   77,465
Class Y                                                                    2,478
--------------------------------------------------------------------------------
Shareholder reports                                                      680,533
--------------------------------------------------------------------------------
Custodian fees and expenses                                              101,440
--------------------------------------------------------------------------------
Legal and auditing fees                                                   40,495
--------------------------------------------------------------------------------
Trustees' fees and expenses                                               26,495
--------------------------------------------------------------------------------
Other                                                                    192,085
                                                                    ------------
Total expenses                                                        53,191,031

--------------------------------------------------------------------------------
Net Investment Income                                                 12,106,567

--------------------------------------------------------------------------------
Realized and Unrealized Gain
Net realized gain on investments                                     119,527,334
--------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation
 on investments                                                      409,132,436
                                                                    ------------
Net realized and unrealized gain                                     528,659,770

--------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                $540,766,337
                                                                    ============

See accompanying Notes to Financial Statements.


               16     Oppenheimer Quest Opportunity Value Fund

 Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               Year Ended October 31,
                                                               1997             1996
---------------------------------------------------------------------------------------------
Operations
Net investment income                                          $  12,106,567   $    4,578,345
---------------------------------------------------------------------------------------------
Net realized gain                                                119,527,334       50,530,759
---------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation            409,132,436      171,894,684
                                                               -------------   --------------
Net increase in net assets resulting from operations             540,766,337      227,003,788

----------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                           (3,619,233)      (2,200,923)
Class B                                                             (804,150)        (693,117)
Class C                                                             (155,755)        (168,699)
---------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                          (24,749,053)      (4,714,005)
Class B                                                          (20,565,101)      (2,813,903)
Class C                                                           (5,201,848)        (632,754)

----------------------------------------------------------------------------------------------
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions--Note 2:
Class A                                                          709,459,770      414,067,613
Class B                                                          786,575,074      420,725,129
Class C                                                          201,535,805      111,981,077
Class Y                                                           14,559,098               --

----------------------------------------------------------------------------------------------
Net Assets
Total increase                                                 2,197,800,944    1,162,554,206
---------------------------------------------------------------------------------------------
Beginning of period                                            1,797,065,320      634,511,114
                                                              --------------   --------------
End of period (including undistributed net investment
income of $12,086,617 and $4,559,188, respectively)           $3,994,866,264   $1,797,065,320
                                                              ==============   ==============

See accompanying Notes to Financial Statements.


               17     Oppenheimer Quest Opportunity Value Fund

 Financial Highlights


                                             Class A
                                             ----------------------------------------------------------------------------------
                                             Year Ended October 31,
                                             1997            1996(3)        1995              1994              1993
-------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data:
Net asset value, beginning
of period                                    $29.89           $24.59         $19.69            $18.71            $16.73
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                           .16              .10            .23(4)            .18(4)            .35(4)
Net realized and unrealized gain (loss)        6.46             5.62           5.40              1.35              2.02
                                             ------           ------         ------            ------            ------
Total income (loss) from investment
operations                                     6.62             5.72           5.63              1.53              2.37
-------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment income         (  .11)          (  .13)        (  .12)           (  .33)           (  .07)
Distributions from net realized gain         (  .78)          (  .29)        (  .61)           (  .22)           (  .32)
                                             ------           ------         ------            ------            ------
Total dividends and distributions to
shareholders                                 (  .89)          (  .42)        (  .73)           (  .55)           (  .39)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $35.62           $29.89         $24.59            $19.69            $18.71
===============================================================================================================================
Total Return, at Net Asset Value(5)           22.66%           23.56%         29.88%             8.41%            14.34%
===============================================================================================================================
Ratios/Supplemental Data:
Net assets, end of period
(in thousands)                           $1,839,482         $897,493       $367,240         $ 163,340         $ 127,225
-------------------------------------------------------------------------------------------------------------------------------
Average net assets
(in thousands)                           $1,399,186         $609,303       $251,626         $ 136,623         $  87,864
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                          0.67%            0.64%          1.02%             0.96%             2.69%
Expenses                                       1.54%            1.62%          1.69%             1.78%             1.83%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                     30.0%            25.4%          21.0%             42.0%             24.0%
Average brokerage
commission rate(8)                          $0.0575          $0.0554             --                --                --

1. For the period from December 16, 1996 (inception of offering) to October 31, 1997.
2. For the period from September 1, 1993 (inception of offering) to October 31, 1993.
3. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
4. Based on average shares outstanding for the period.
5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
6. Annualized.


               18     Oppenheimer Quest Opportunity Value Fund

Class B                                                                          Class C
--------------------------------------------------------------------------------------------------------
Year Ended October 31,                                                           Year Ended October 31,
1997            1996(3)         1995            1994             1993(2)         1997           1996(3)
--------------------------------------------------------------------------------------------------------
    $29.49        $24.33          $19.59         $18.70          $18.73            $29.45         $24.31
    ------        ------          ------         ------          ------            ------         ------
       .06           .05             .11(4)         .08(4)          .02(4)            .06            .06
      6.31          5.47            5.36           1.34            (.05)             6.30           5.44
    ------        ------          ------         ------          ------            ------         ------
      6.37          5.52            5.47           1.42            (.03)             6.36           5.50
--------------------------------------------------------------------------------------------------------
      (.03)         (.07)           (.12)          (.31)             --              (.02)          (.07)
      (.78)         (.29)           (.61)          (.22)             --              (.78)          (.29)
    ------        ------          ------         ------          ------            ------         ------
      (.81)         (.36)           (.73)          (.53)             --              (.80)          (.36)
--------------------------------------------------------------------------------------------------------
    $35.05        $29.49          $24.33         $19.59          $18.70            $35.01         $29.45
========================================================================================================
     22.05%        22.92%          29.19%          7.84%         ( 0.16)%           22.05%         22.89%
========================================================================================================
$1,706,258      $718,506        $217,663        $43,317          $2,115          $433,785       $181,066
--------------------------------------------------------------------------------------------------------
$1,238,673      $426,358        $116,523        $16,216          $1,175          $316,280       $105,445
--------------------------------------------------------------------------------------------------------
      0.17%         0.12%           0.48%          0.43%           1.32%(6)          0.17%          0.12%
      2.03%         2.14%           2.21%          2.34%           2.52%(6)          2.04%          2.14%
--------------------------------------------------------------------------------------------------------
      30.0%         25.4%           21.0%          42.0%           24.0%             30.0%          25.4%
   $0.0575       $0.0554               --            --              --           $0.0575        $0.0554


7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1997 were $2,201,488,391 and $706,869,013, respectively.
8. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.
See accompanying Notes to Financial Statements.


               19     Oppenheimer Quest Opportunity Value Fund

--------------------------------------------------------------------------------

                                                     Class C                                      Class Y
                                                     ----------------------------------------------------------
                                                                                                  Period Ended
                                                     Year Ended October 31,                       October 31,
                                                     1995            1994            1993(2)      1997(1)
---------------------------------------------------------------------------------------------------------------
Per Share Operating Data:
Net asset value, beginning of period                  $19.58         $18.70          $18.73              $29.93
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .08(4)         .08(4)          .02(4)              .17
Net realized and unrealized gain (loss)                 5.38           1.33            (.05)               5.67
                                                      ------         ------          ------              ------
Total income (loss) from investment operations          5.46           1.41            (.03)               5.84
---------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                    (.12)          (.31)             --                  --
Distributions from net realized gain                    (.61)          (.22)             --                  --
                                                      ------         ------          ------              ------
Total dividends and distributions to shareholders       (.73)          (.53)             --                  --
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $24.31         $19.58          $18.70              $35.77
                                                      ======         ======          ======              ======

================================================================================================================
Total Return, at Net Asset Value(5)                    29.16%          7.78%          (0.16)%             19.51%

================================================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in thousands)             $49,608         $7,289            $313             $15,341
---------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $24,168         $2,709            $172              $6,108
---------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                   0.37%          0.43%          1.13%(6)             1.30%(6)
Expenses                                                2.31%          2.35%          2.52%(6)             0.91%(6)
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                              21.0%          42.0%          24.0%                30.0%
Average brokerage commission rate(8)                      --             --             --              $0.0575



               20     Oppenheimer Quest Opportunity Value Fund

 Notes to Financial Statements


================================================================================
1. Significant Accounting Policies
Oppenheimer Quest Opportunity Value Fund (the Fund), a series of Oppenheimer Quest for Value Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation. It is the intention of the Fund to continue to invest in a diversified portfolio of common stocks, bonds and cash equivalents. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.


               21     Oppenheimer Quest Opportunity Value Fund

--------------------------------------------------------------------------------
1. Significant Accounting Policies (continued)
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Interest income is accrued on a daily basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


               22     Oppenheimer Quest Opportunity Value Fund

--------------------------------------------------------------------------------
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                           Year Ended October 31, 1997(1)  Year Ended October 31, 1996
                           -----------------------------------------------------------
                           Shares         Amount           Shares         Amount
                           -----------------------------------------------------------
--------------------------------------------------------------------------------------
Class A:
Sold                       29,187,396     $963,814,139     18,898,662     $520,099,622
Dividends and
distributions reinvested      895,931       27,272,152        261,183        6,621,016
Redeemed                   (8,466,400)    (281,626,521)    (4,066,611)    (112,653,025)
                           ----------     ------------     ----------     ------------
Net increase               21,616,927     $709,459,770     15,093,234     $414,067,613
                           ==========     ============     ==========     ============
--------------------------------------------------------------------------------------
Class B:
Sold                       27,082,534     $879,940,989     16,806,769     $458,977,376
Dividends and
distributions reinvested      673,907       20,277,098        132,115        3,318,700
Redeemed                   (3,442,467)    (113,643,013)    (1,520,680)     (41,570,947)
                           ----------     ------------     ----------     ------------
Net increase               24,313,974     $786,575,074     15,418,204     $420,725,129
                           ==========     ============     ==========     ============
--------------------------------------------------------------------------------------
Class C:
Sold                        7,353,599     $238,923,162      4,681,623     $127,733,287
Dividends and
distributions reinvested      171,000        5,140,248         30,694          770,104
Redeemed                   (1,283,150)     (42,527,605)      (605,328)     (16,522,314)
                           ----------     ------------     ----------     ------------
Net increase                6,241,449     $201,535,805      4,106,989     $111,981,077
                           ==========     ============     ==========     ============
--------------------------------------------------------------------------------------
Class Y:
Sold                          478,353      $16,256,910             --     $         --
Redeemed                      (49,521)      (1,697,812)            --               --
                           ----------     ------------     ----------     ------------
Net increase                  428,832      $14,559,098             --     $         --
                           ==========     ============     ==========     ============

1. For the year ended October 31, 1997 for Class A, B and C shares and for the period from December 16, 1996 (inception of offering) to October 31, 1997 for Class Y shares.

--------------------------------------------------------------------------------
3. Unrealized Gains and Losses on Investments
At October 31, 1997, net unrealized appreciation on investments of $680,420,650 was composed of gross appreciation of $720,773,612, and gross depreciation of $40,352,962.


               23     Oppenheimer Quest Opportunity Value Fund

--------------------------------------------------------------------------------
4. Management Fees and Other Transactions with Affiliates
Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.00% of the first $400 million of average annual net assets, 0.90% of the next $400 million of average annual net assets, and 0.85% of average annual net assets over $800 million. Effective October 22, 1997, the investment advisory agreement was amended to include additional breakpoints for average annual net assets in excess of $800 million. The new investment advisory agreement provides for a fee of 1.00% of the first $400 million of average annual net assets, 0.90% of the next $400 million of average annual net assets, 0.85%
of the next $3.2 billion of average annual net assets, 0.80% of the next $4 billion of average annual net assets, and 0.75% of average annual net assets over $8 billion. The Manager acts as the accounting agent for the Fund at an annual fee of $55,000, plus out-of-pocket costs and expenses reasonably incurred.

              The Manager pays OpCap Advisors (the Sub-Advisor) monthly an annual fee based on the fee schedule set forth in the Prospectus. For the year ended October 31, 1997, the Manager paid $8,439,635 to the Sub-Advisor. On February 13, 1997 PIMCO Advisors L.P., signed a definitive agreement with Oppenheimer Group, Inc. and its subsidiary Oppenheimer Financial Corp. for PIMCO Advisors L.P. and its affiliate, Thomson Advisory Group, Inc., to acquire the one-third managing general partner interest in Oppenheimer Capital (the parent of OpCap Advisors) and the 1.0% general interest in Oppenheimer Capital L.P.
              For the year ended October 31, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $16,207,958, of which $4,243,241 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/ dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $31,965,481 and $2,163,971, respectively, of which $1,091,203 and $33,822, respectively, was paid to an affiliated broker/dealer. During the year ended October 31, 1997, OFDI received contingent deferred sales charges of $1,929,164 and $93,884, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.
              OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. The Fund pays OFS an annual maintenance fee of $14.85 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the year ended October 31, 1997, the Fund paid OFS $2,690,122.
              The Fund has adopted a Distribution and Service Plan for Class A shares to compensate OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to OFDI of 0.25% per year on Class A shares. The Fund also pays a service fee to OFDI of 0.25% per year.


               24     Oppenheimer Quest Opportunity Value Fund

--------------------------------------------------------------------------------
Both fees are computed on the average annual net assets of Class A shares of the Fund, determined as of the close of each regular business day. OFDI uses all of the service fee and a portion of the asset-based sales charge to compensate brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. OFDI retains the balance of the asset-based sales charge to reimburse itself for its other expenditures under the Plan. During the year ended October 31, 1997, OFDI paid $803,131 to an affiliated broker/dealer as compensation for Class A personal service and maintenance expenses.
              The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares and Class C shares, for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended October 31, 1997, OFDI paid $188,985 and $126,039, respectively, to an affiliated broker/dealer as compensation for Class B and Class C personal service and maintenance expenses and retained $10,822,764 and $1,863,764, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At October 31, 1997, OFDI had incurred unreimbursed expenses of $43,396,718 for Class B and $3,606,009 for Class C.
--------------------------------------------------------------------------------
5. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.
              The Fund had no borrowings outstanding during the year ended October 31, 1997.

                                  APPENDIX A

                            DESCRIPTION OF RATINGS

BOND RATINGS

o MOODY'S INVESTORS SERVICE, INC.

AAA: Bonds which are rated "Aaa" are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of "Aaa" securities.

A: Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds which are rated "Baa" are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

BA: Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated "B" generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated "Caa" are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated "Ca" represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds which are rated "C" can be regarded as having extremely poor prospects of ever retaining any real investment standing.

o STANDARD & POOR'S CORPORATION

AAA: "AAA" is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

A: Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of change in circumstances and economic conditions.

BBB: Bonds rated "BBB" are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the "A" category.

o FITCH INVESTORS SERVICE, INC.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

PLUS (+) MINUS (-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

SHORT-TERM DEBT RATINGS.
o MOODY'S INVESTORS SERVICE, INC. The following rating designations for commercial paper (defined by Moody's as promissory obligations not having original maturity in excess of nine months), are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers:

PRIME-1: Superior capacity for repayment. Capacity will normally be evidenced by the following characteristics: (a) leveling market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earning coverage of fixed financial charges and high internal cash generation; and (e) well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Moody's ratings for state and municipal short-term obligations are designated "Moody's Investment Grade" ("MIG"). Short-term notes which have demand features may also be designated as "VMIG". These rating categories are as follows:

MIG1/VMIG1: Best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG2/VMIG2: High quality. Margins of protection are ample although not so large as in the preceding group.

o STANDARD & POOR'S CORPORATION ("S&P"): The following ratings by S&P for commercial paper (defined by S&P as debt having an original maturity of no more than 365 days) assess the likelihood of payment:

A-1: Strong capacity for timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Satisfactory capacity for timely payment. However, the relative degree of safety is not as high as for issues designated "A-1".

S&P'S RATINGS FOR MUNICIPAL NOTES DUE IN THREE YEARS OR LESS ARE:

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2:  Satisfactory capacity to pay principal and interest.

S&P assigns "dual ratings" to all municipal debt issues that have a demand or double feature as part of their provisions. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. With short-term demand debt, S&P's note rating symbols are used with the commercial paper symbols (for example, "SP-1+/A-1+").

o FITCH INVESTORS SERVICE, INC. Fitch assigns the following short-term ratings to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes:

F-1+: Exceptionally strong credit quality; the strongest degree of assurance for timely payment.

F-1: Very strong credit quality; assurance of timely payment is only slightly less in degree than issues rated "F-1+".

F-2: Good credit quality; satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned

"F-1+" or "F-1" ratings.

o DUFF & PHELPS, INC. The following ratings are for commercial paper (defined by Duff & Phelps as obligations with maturities, when issued, of under one year), asset-backed commercial paper, and certificates of deposit (the ratings cover all obligations of the institution with maturities, when issued, of under one year, including bankers' acceptance and letters of credit): DUFF 1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

DUFF 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

DUFF 1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

DUFF 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

o IBCA LIMITED OR ITS AFFILIATE IBCA INC. Short-term ratings, including commercial paper (with maturities up to 12 months), are as follows:

A1+:  Obligations supported by the highest capacity for timely repayment.

A1: Obligations supported by a very strong capacity for timely repayment.

A2: Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

o THOMSON BANKWATCH, INC. The following short-term ratings apply to commercial paper, certificates of deposit, unsecured notes, and other securities having a maturity of one year or less.

TBW-1: The highest category; indicates the degree of safety regarding timely repayment of principal and interest is very strong.

TBW-2: The second highest rating category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

                                  APPENDIX B

                      CORPORATE INDUSTRY CLASSIFICATIONS


Aerospace/Defense

Air Transportation

Auto Parts Distribution

Automotive

Bank Holding Companies

Banks

Beverages

Broadcasting

Broker-Dealers

Building Materials

Cable Television

Chemicals

Commercial Finance

Computer Hardware

Computer Software

Conglomerates

Consumer Finance

Containers

Convenience Stores

Department Stores

Diversified Financial

Diversified Media

Drug Stores

Drug Wholesalers

Durable Household Goods

Education

Electric Utilities

Electrical Equipment

Electronics

Energy Services & Producers

Entertainment/Film

Environmental


Food

Gas Utilities

Gold

Health Care/Drugs

Health Care/Supplies & Services

Homebuilders/Real Estate

Hotel/Gaming

Industrial Services

Information Technology

Insurance

Leasing & Factoring

Leisure

Manufacturing

Metals/Mining

Nondurable Household Goods

Oil - Integrated

Paper

Publishing/Printing

Railroads

Restaurants

Savings & Loans

Shipping

Special Purpose Financial

Specialty Retailing

Steel

Supermarkets

Telecommunications - Technology

Telephone - Utility

Textile/Apparel

Tobacco

Toys

Trucking

Wireless Services

OPPENHEIMER QUEST OPPORTUNITY VALUE FUND
Two World Trade Center
New York, New York 10048-0203
1-800-525-7048

INVESTMENT ADVISER
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

SUB-ADVISER
OpCap Advisors
One World Financial Center
New York, New York 10281

DISTRIBUTOR
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

TRANSFER AGENT
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

CUSTODIAN OF PORTFOLIO SECURITIES
State Street Bank and Trust Company
P.O. Box 8505
Boston, Massachusetts 02266-8505

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
950 Seventeenth Street
Denver, Colorado 80202

LEGAL COUNSEL
Gordon Altman Butowsky Weitzen
  Shalov & Wein
114 West 47th Street
New York, New York 10036




prosp\236sai.#6

OPPENHEIMER QUEST OFFICERS VALUE FUND
Prospectus dated January 26, 1998

      OPPENHEIMER QUEST OFFICERS VALUE FUND is a mutual fund that seeks capital appreciation as its investment objective. The Fund seeks its investment objective through investment in a non-diversified portfolio of securities (primarily equity securities) of companies believed to be undervalued in the marketplace in relation to factors such as the companies' assets, earnings, growth potential and cash flows. The Fund may invest its assets in equity securities of companies without limit as to market capitalization. The Fund may invest up to 25% of its net assets in lower-grade, high-yield debt securities. Please refer to "Investment Objective and Policies" for more information about the types of securities in which the Fund invests and refer to "Investment Risks" for a discussion of the risks of investing in the Fund.

      This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the January 26, 1998 Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).


                                                       (OppenheimerFunds logo)



SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE F.D.I.C. OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS



PAGE


      ABOUT THE FUND


 3    EXPENSES
 6    A BRIEF OVERVIEW OF THE FUND
 8    FINANCIAL HIGHLIGHTS
10    INVESTMENT OBJECTIVE AND POLICIES
12    INVESTMENT RISKS
14    INVESTMENT TECHNIQUES AND STRATEGIES
17    HOW THE FUND IS MANAGED
21    PERFORMANCE OF THE FUND


      ABOUT YOUR ACCOUNT


23    HOW TO BUY SHARES

      Class A Shares
      Class B Shares
      Class C Shares

38    SPECIAL INVESTOR SERVICES

      AccountLink
      Automatic Withdrawal and Exchange Plans
      Reinvestment Privilege
      Retirement Plans

40    HOW TO SELL SHARES

      By Mail
      By Telephone

42    HOW TO EXCHANGE SHARES
43    SHAREHOLDER ACCOUNT RULES AND POLICIES
45    DIVIDENDS, CAPITAL GAINS AND TAXES
A-1   APPENDIX A: SPECIAL SALES CHARGE ARRANGEMENTS FOR

       SHAREHOLDERS OF THE FORMER QUEST FOR VALUE FUNDS
B-1   APPENDIX B: DESCRIPTION OF RATINGS

ABOUT THE FUND

EXPENSES

      The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you will bear indirectly. The numbers below are based on the Fund's expenses during its last fiscal year ended October 31, 1997.


      o SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account," starting on page 23, for an explanation of how and when these charges apply. THE FUND CURRENTLY OFFERS ONLY CLASS A SHARES.


                              Class       Class              Class
                              A SHARES    B SHARES          C SHARES

Maximum Sales Charge
 on Purchases (as a %
 of offering price)           5.75%       None              None

Maximum Deferred Sales        None(1)     5% in the first    1% if redeemed
Charge(as a % of                          year, declining        within 12
the lower of the                          to 1% in the           months of
original offering                         sixth year             purchase(2)
price or redemption                       and eliminated
proceeds)                                 thereafter(2)
------------------------------------------------------------------------------

Maximum Sales Charge
on Reinvested Dividends       None        None                   None

------------------------------------------------------------------------------

Exchange Fee                  None        None                   None
------------------------------------------------------------------------------

Redemption Fee                None(3)           None(3)           None(3)



(1) If you invest $1 million or more ($500,000 or more for purchases by "Retirement Plans" as defined in "Class A Contingent Deferred Sales Charge" on page 28) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 12 calendar months (18 months for shares purchased prior to May 1, 1997)from the end of the calendar month during which you purchased those shares. See "How to Buy Shares Buying Class A Shares," below.


(2) See "How to Buy Shares - Buying Class B Shares" and "How to Buy Shares - Buying Class C Shares" below, for more information on the contingent deferred sales charges.
(3) There is a $10 transaction fee for redemptions paid by Federal Funds wire, but not for redemptions paid by ACH transfer through AccountLink.

o ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and represent the Fund's expenses of operating its business. For example, the Fund pays management fees to its investment adviser, OppenheimerFunds, Inc. (referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds the Fund's portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

      ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                Class A
                                                SHARES


      Management Fees  (after waiver)           0.66%
      12b-1 Distribution
        Plan Fees (after waiver)                None
      Other Expenses                            0.63%

      Total Fund Operating                      ________
      Expenses (after waivers)                  1.29%



      The numbers in the table above are based upon the Fund's expenses in its last fiscal year ended October 31, 1997. These amounts are shown as a percentage of the average net assets of Class A shares of the Fund for that year. Class B and C shares have not been issued as of this date; accordingly, expense information for Class B and Class C shares is not set forth in the table above. The 12b-1 Distribution Plan Fees for Class A shares are service fees (the maximum fee is 0.25% of average annual net assets of that class) and the asset-based sales charge of 0.25% of the average annual net assets of that class. This plan and the plans for Class B and Class C shares are described in greater detail in "How to Buy Shares."


      The "Management Fees", "12b-1 Distribution Plan Fees" and "Total Fund Operating Expenses" in the table above reflect voluntary fee waivers by the Manager, the Distributor (as defined below) and the Sub-Adviser (as defined below). These fee waivers lowered the Fund's overall expense ratio. Without such fee waivers, the "Management Fees," "12b-1 Distribution Plan Fees" and "Total Fund Operating Expenses" for Class A shares would have been 1.00%, 0.50% and 2.15%, respectively. The voluntary fee waivers are described in "How the Fund is Managed - Fees and Expenses" and in the Statement of Additional Information and may be modified or withdrawn by the Manager, the Distributor and the Sub-Adviser at any time.


      The actual expenses for Class A shares in future years may be more or less than the numbers in the chart above, depending on a number of factors, including changes in the actual value of the Fund's assets represented by such shares.
      O EXAMPLES. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in Class A shares of the Fund, and the Fund's annual return is 5%, and that its operating expenses for Class A shares are the ones shown in the Annual Fund Operating Expenses table above. Your investment would incur the following expenses by the end of 1, 3, 5 and 10 years whether you redeemed your shares or did not redeem your shares:

                           1 YEAR         3 YEARS           5 YEARS     10 YEARS
                           ------         -------           -------     --------


      Class A Shares       $13            $41               $71           $156


      THESE EXAMPLES SHOW THE EFFECT OF EXPENSES ON AN INVESTMENT, BUT ARE NOT MEANT TO STATE OR PREDICT ACTUAL OR EXPECTED COSTS OR INVESTMENT RETURNS OF THE FUND, ALL OF WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. Currently, only Class A shares of the Fund are offered, and such Class A shares are only offered to certain purchasers described below in "About Your Account - How to Buy Shares" that are eligible to purchase such shares without a sales charge. Accordingly, these examples do not reflect the maximum sales charge on purchases which, if imposed, would increase shareholder transaction expenses.

A BRIEF OVERVIEW OF THE FUND

      Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

      O WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund's investment objective is to seek capital appreciation.


      o WHAT DOES THE FUND INVEST IN? The Fund seeks its investment objective through investment in a non-diversified portfolio of securities (primarily equity securities) of companies believed by the Sub-Adviser (defined below) to be undervalued in the marketplace in relation to factors such as the companies' assets, earnings, growth potential and cash flows. Equity securities are common stocks and preferred stocks; bonds, debentures and notes convertible into common stock; and depository receipts for such securities. The Fund may invest up to 25% of its net assets in lower-grade, high-yield debt securities (commonly known as "junk bonds").

To provide liquidity, the Fund typically invests a part of its assets in various types of U.S. Government securities and money market instruments. For temporary defensive purposes, the Fund may invest up to 100% of its assets in such securities. These investments are more fully explained in "Investment Policies and Strategies," starting on page 10.


     o WHO MANAGES THE FUND? The Manager, OppenheimerFunds, Inc., supervises the Fund's investment program and handles its day-to-day business. The Manager (including subsidiaries) manages investment company portfolios having over $75 billion in assets as of December 31, 1997. The Manager is paid an advisory fee by the Fund, based on its net assets. The Fund's sub-adviser is OpCap Advisors (the "Sub-Adviser"), which is paid a fee by the Manager, not the Fund. The Sub-Adviser provides day-to-day portfolio management of the Fund. The Fund's portfolio manager, Jeffrey C. Whittington, is employed by the Sub-Adviser and is primarily responsible for the selection of the Fund's securities. The Board of Trustees, elected by shareholders, oversees the Manager, the Sub-Adviser and the portfolio manager. Please refer to "How the Fund is Managed," starting on page 17 for more information about the Manager, the Sub-Adviser and their fees.

      o HOW RISKY IS THE FUND? All investments carry risks to some degree. It is important to remember that the Fund is designed for long-term investors. The Fund's investments in stocks and bonds are subject to changes in their value from a number of factors such as changes in general stock and bond market movements, the change in value of particular stocks because of an event affecting the issuer or changes in interest rates that can affect bond prices. These changes affect the value of the Fund's investments and its price per share. Lower-grade, high-yield debt securities are subject to greater market fluctuations and risk of loss of income and principal than higher-grade securities and may be considered to have certain speculative characteristics. Investment in foreign securities involve additional risks not associated with investments in domestic securities, including risks associated with changes in currency rates.


      While the Sub-Adviser tries to reduce risks by carefully researching securities before they are purchased for the Fund's portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's investment objective, and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Risks" starting on page 12 for a more complete discussion of the Fund's investment risks.

      o HOW CAN I BUY SHARES? You can buy shares through your dealer or financial institution, or you can purchase shares directly through OppenheimerFunds Distributor, Inc. (the "Distributor") by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How to Buy Shares" on page 23 for more details.

      o WILL I PAY A SALES CHARGE TO BUY SHARES? The Fund is authorized to issue three classes of shares. All classes have the same investment portfolio but have different expenses. Currently, the only class of shares offered is Class A shares. Class A shares are offered with a front-end sales charge, starting at 5.75%, and reduced for larger purchases. Class B and Class C shares would be offered without a front-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within six years or 12 months, respectively, of buying them. There is also an annual asset-based sales charge which is higher on Class B and Class C shares. Please review "How to Buy Shares" starting on page 23 for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.

      o HOW CAN I SELL MY SHARES? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer. Please refer to "How To Sell Shares" on page 45. The Fund also offers exchange privileges to other Oppenheimer funds, described in "How to Exchange Shares" on page 42.


     o HOW HAS THE FUND PERFORMED? The Fund measures its performance by quoting its average annual total return and cumulative total return, which measure historical performance. Those returns can be compared to the returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to a broad-based market index, which we have done on page 22. Please remember that past performance does not guarantee future results.

FINANCIAL HIGHLIGHTS


      The table on the following page presents selected financial information about the Fund, including per share data, expense ratios and other data based on the Fund's average net assets. This information has been audited by Price
Waterhouse LLP, the Fund's independent accountants whose report on the Fund's financial statements for the fiscal years ended October 31, 1996 and 1997 is included in the Statement of Additional Information. The information provided in the table with respect to the period ended October 31, 1995 and prior thereto was audited by other independent accountants.






FINANCIAL HIGHLIGHTS                              YEAR ENDED OCTOBER 31,
                                                  1997              1996(2)             1995(1)
===================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period               $15.26            $12.30             $10.00
---------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                          .07              (.01)               .24
Net realized and unrealized gain                      .03              4.06               2.10
                                                   ------            ------             ------
Total income from investment
operations                                            .10              4.05               2.34
---------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                   --              (.26)              (.04)
Distributions from net realized gain                (1.48)             (.83)                --
                                                   ------            ------             ------
Total dividends and distributions
to shareholders                                     (1.48)            (1.09)              (.04)
---------------------------------------------------------------------------------------------------
Net asset value, end of period                     $13.88            $15.26             $12.30
                                                   ======            ======             ======

===================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                  1.56%            35.17%             23.44%
===================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)           $7,466           $11,429             $3,647
---------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $9,148           $ 6,973             $2,873
---------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                       0.39%(6)         (0.42)%(6)%         2.44%(4)(5)
Expenses, before voluntary reimbursement by
the Manager                                        2.15%(7)          2.24%              1.97%(5)
Expenses, net of voluntary reimbursement by
the Manager                                        1.29%             1.92%              0.00%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                         111.0%            137.4%             108.0%
Average brokerage commission rate(9)              $0.0551           $0.0501                --

1. For the period from November 8, 1994 (commencement of operations) to October 31, 1995.
2. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. During the period noted above, the former Manager voluntarily waived all of its fees and reimbursed the Fund for all of its operating expenses. If such waivers and reimbursements had not been in effect, the annualized ratio of net investment income to average daily net assets would have been 0.47%.
5.  Annualized.
6. For the years ended October 31, 1997 and 1996, the ratio of net investment income to average net assets would have been (0.47)% and (0.74)%, respectively, absent the voluntary reimbursement by both the former Manager and the current Manager.
7. The expense ratio reflects the effect of expenses paid indirectly by the Fund.
8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1997 were $9,257,710 and $13,205,846, respectively.
9. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

INVESTMENT OBJECTIVE AND POLICIES

OBJECTIVE.  The Fund seeks capital appreciation.

INVESTMENT POLICIES AND STRATEGIES. The Fund seeks its investment objective through investment in a non-diversified portfolio of securities (primarily equity securities) of companies believed by the Sub-Adviser to be undervalued in the marketplace in relation to factors such as the companies' assets, earnings, growth potential and cash flows. The Fund may invest its assets in equity securities of companies with no limit as to market capitalization. For the purposes of this Prospectus the term equity securities is defined as common stocks and preferred stocks; bonds, debentures and notes convertible into common stocks; and depository receipts for such securities.

     The Fund may invest up to 25% of its net assets in bonds rated below Baa3 by Moody's Investors Service, Inc. ("Moody's") or BBB- by Standard & Poor's Corporation ("S&P")(such lower- grade, high-yield debt securities are commonly known as "junk bonds"). To provide liquidity for the purchase of new instruments and to effect redemptions of shares, the Fund typically invests a part of its assets in various types of U.S. Government securities and high quality, short-term debt securities with remaining maturities of one year or less such as government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements ("money market instruments"). For temporary defensive purposes, the Fund may invest up to 100% of its assets in such U.S. Government securities and money market instruments.

      o CAN THE FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE? The Fund has an investment objective, which is described above, as well as investment policies it follows to try to achieve its objective. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and practices are not "fundamental" unless this Prospectus or the Statement of Additional Information states that a particular policy is "fundamental". The Fund's investment objective is a fundamental policy.

      Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act of 1940 to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Board of Trustees of the Trust (as defined below) (the "Board of Trustees") may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

        o INVESTMENT IN BONDS AND CONVERTIBLE SECURITIES. The Fund may invest in debt obligations with remaining maturities of one year or more of U.S. or foreign corporate, governmental or bank issuers. The Fund may invest up to 25% of its net assets in high-yield, "lower-grade" bonds (commonly known as "junk bonds"). Such securities are rated below "investment grade," which means they have a rating lower than "Baa" by Moody's or lower than "BBB" by S&P or similar ratings by other rating organizations, or if unrated, are determined by the Sub-Adviser to be of comparable quality to debt securities rated below investment grade. Appendix B to this Prospectus describes these rating categories. A reduction in the rating of a security after its purchase by the Fund will not require the Fund to dispose of the security. Once the rating of a security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. "Lower-grade" debt securities are subject to special risks as described in "Investment Risks" below.

      Convertible fixed-income securities in which the Fund invests are bonds, debentures or notes that may be converted into or exchanged for a prescribed amount of company stock of the same or a different issue within a particular period of time at a specified price or formula. The Fund considers convertible securities to be "equity equivalents" because of the conversion feature and the security's rating has less impact on the investment decision than in the case of non-convertible securities.

     o FOREIGN SECURITIES. The Fund may purchase foreign securities that are listed on a domestic or foreign securities exchange, traded in domestic or foreign over-the-counter markets or represented by American Depository Receipts, European Depository Receipts or Global Depository Receipts. There is no limit to the amount of foreign securities the Fund may acquire. The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

      o PORTFOLIO TURNOVER. A change in the securities held by the Fund is known as "portfolio turnover." The Fund ordinarily does not engage in short-term trading to try to achieve its objective.
As a result, the Fund's portfolio turnover (excluding turnover of securities having a maturity of one year or less) is not expected to be more than 100% each year. Portfolio turnover affects brokerage costs, dealer markups and other transaction costs, and results in the Fund's realization of capital gains or losses for tax purposes. The "Financial Highlights" table above shows the Fund's portfolio turnover rate during past fiscal years.

INVESTMENT RISKS

      All investments carry risks to some degree, whether they are risks that market prices of the investment will fluctuate (this is known as "market risk") or that the underlying issuer will experience financial difficulties and may default on its obligation under a fixed-income investment to pay interest and repay principal (this is referred to as "credit risk"). These general investment risks and the special risks of certain types of investments that the Fund may hold are described below. They affect the value of the Fund's investments, its investment performance and the prices of its shares. These risks collectively form the risk profile of the Fund.

      Because of the types of securities the Fund invests in and the investment techniques the Fund uses, the Fund is designed for investors who are investing for the long term. It is not intended for investors seeking assured income or preservation of capital. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased, and in some cases by using hedging techniques, changes in overall market prices can occur at any time, and there is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them.

      o STOCK INVESTMENT RISKS. Because the Fund normally invests a substantial portion of its assets in stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile and stock prices can change substantially. This market risk will affect the Fund's net asset value per share, which will fluctuate as the values of the Fund's portfolio securities change. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors can affect a particular stock's prices (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry). Not all of these factors can be predicted.

      The Fund attempts to limit market risks by diversifying its investments, that is, by not holding a substantial amount of the stock of any one company and by not investing too great a percentage of the Fund's assets in any one company. Because changes in market prices can occur at any time, there is no assurance that the Fund will achieve its investment objective, and when you redeem your shares, they may be worth more or less than what you paid for them.

      o RISKS OF FIXED-INCOME SECURITIES. In addition to credit risks, described below, debt securities are subject to changes in their value due to changes in prevailing interest rates. When prevailing interest rates fall, the value of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally decline. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. Changes in the value of securities held by the Fund mean that the Fund's share prices can go up or down when interest rates change because of the effect of the change on the value of the Fund's portfolio of debt securities. Credit risk relates to the ability of the issuer to meet interest or principal payments on a security as they become due. Generally, higher yielding lower-grade bonds, described below, are subject to credit risks to a greater extent than lower yielding, investment grade bonds.

     o SPECIAL RISK OF LOWER-GRADE SECURITIES. The Fund may invest up to 25% of its net assets in high-yield, "lower-grade" bonds as described above in "Investment Policies and Strategies". High-yield, lower-grade securities, whether rated or unrated, often have speculative characteristics and special risks that make them riskier investments than investment grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency.

      These risks mean that the Fund's net asset value per share may be affected by declines in value of these securities. However, the Fund's limitations on investments in these types of securities may reduce some of the risk. Also, convertible securities may be less subject to some of these risks than other debt securities, to the extent they can be converted into stock, which may be more liquid and less affected by these other risk factors.


      o FOREIGN SECURITIES HAVE SPECIAL RISKS. For example, foreign issuers may not be subject to the same accounting and disclosure requirements as U.S. companies. The value of foreign investments may be affected by changes in foreign currency rates, exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors. The Fund may invest in emerging market countries; such countries may have relatively unstable governments, economies based on only a few industries that are dependent upon international trade and reduced secondary market liquidity. More information about the risks and potential rewards of investing in foreign securities is contained in the Statement of Additional Information.


      o SPECIAL RISKS OF HEDGING INSTRUMENTS. The Fund may invest in certain hedging instruments, as described below. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Sub-Adviser uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

      Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. In writing a put, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price. The use of forward contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. These risks are described in greater detail in the Statement of Additional Information.

INVESTMENT TECHNIQUES AND STRATEGIES

     The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that may help to reduce some of the risks. o

TEMPORARY DEFENSIVE INVESTMENTS. In times of unstable market or economic conditions, when the Sub-Adviser determines it appropriate to do so to attempt to reduce fluctuations in the value of the Fund's net assets, the Fund may assume a temporary defensive position and invest an unlimited amount of assets in U.S. Government securities and money market instruments of the type identified on page 10 under "Investment Policies and Strategies." At any time that the Fund invests for temporary defensive purposes, to the extent of such investments, it is not pursuing its investment objective.


      o INVESTING IN SMALL, UNSEASONED COMPANIES. The Fund may invest up to 5% of its total assets in securities of small, unseasoned companies. These are companies that have been in continuous operation for less than three years, counting the operations of any predecessors. Securities of these companies may have limited liquidity (which means that the Fund may have difficulty selling them at an acceptable price when it wants to) and the prices of these securities may be volatile.

      o HEDGING. The Fund may purchase and sell certain kinds of futures contracts, forward contracts, and options on futures and broadly-based stock indices. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below. The hedging instruments the Fund may use are described below and in greater detail in "Other Investment Techniques and Strategies" in the Statement of Additional Information.

      The Fund may buy and sell options, futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It may do so to try to manage its exposure to changing interest rates. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, tend to increase the Fund's exposure to the securities market.

      Forward contracts are used to try to manage foreign currency risks on the Fund's foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against an increase in the dollar cost of buying foreign securities.

      o FUTURES. The Fund may buy and sell futures contracts that relate to (1) broadly-based stock indices (these are referred to as Stock Index Futures), (2) foreign currencies (these are called Forward Contracts and are discussed below) or (3) commodities (these are referred to as commodity futures).

      o PUT AND CALL OPTIONS. The Fund may buy and sell exchange-traded put and call options on broadly-based stock indices, foreign currencies or on Stock Index Futures. A call or put may be purchased only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

      If the Fund sells (that is, writes) a call option, it must be "covered." That means the Fund must own the investment subject to the call while the call is outstanding, or, for other types of written calls, the Fund must segregate liquid assets to enable it to satisfy its obligations if the call is exercised.
Up to 25% of the Fund's total assets may be subject to calls.

      If the Fund writes a put, the put must be covered by segregated liquid assets. The Fund will not write puts if more than 25% of the Fund's net assets would have to be segregated to cover put options.

      o FORWARD CONTRACTS. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to try to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or in a closely- correlated currency.

      O WARRANTS AND RIGHTS. Warrants basically are options to purchase stock at set prices that are valid for a limited period of time. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. The Fund may invest up to 5% of its total assets in warrants or rights. For further details about these investments, please refer to "Warrants and Rights" in the Statement of Additional Information.

      o  ILLIQUID   AND   RESTRICTED   SECURITIES.   Under  the  policies  and
procedures established by the Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments.
Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or that cannot be sold publicly until it is registered under the Securities Act of 1933.

      The Fund may not invest more than 15% of its net assets in illiquid and restricted securities, including repurchase agreements that have a maturity of longer than seven days and certain over-the-counter options. The Fund's percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to "qualified institutional buyers". The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

      o  LOANS  OF  PORTFOLIO  SECURITIES.   To  attempt  to  raise  cash  for
liquidity purposes, the Fund may lend its portfolio securities to certain types of eligible borrowers approved by the Board of Trustees. Each loan must be collateralized in accordance with applicable regulatory requirements. After any loan, the value of the securities loaned is not expected to exceed 33-1/3% of the value of the total assets of the Fund. There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan or a delay in recovery of the loaned securities.

      o REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements primarily for liquidity purposes to meet anticipated redemptions, or pending the investment of proceeds from sales of Fund shares or settlement of purchases of portfolio investments. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

      The Fund may also enter into reverse repurchase agreements. Under such agreements, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements create leverage, a speculative factor, and will be considered borrowings by the Fund. Investment in repurchase agreements having a maturity beyond seven days is subject to the limitations set forth above under "Illiquid and Restricted Securities." Additional information about repurchase agreements is set forth in "Repurchase Agreements" in the Statement of Additional Information.

     o "WHEN-ISSUED" AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis or on a "firm commitment" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. The Fund does not intend to make such purchases for speculative purposes. During the period between the purchase and settlement, the underlying securities are subject to market fluctuations and no interest accrues prior to delivery of the securities.

      o INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, as long as each investment does not represent more than 3% of the outstanding voting securities of the acquired investment company. These limitations do not apply in the case of investment company securities which may be purchased as part of a plan of merger, consolidation, reorganization or acquisition. Investment in other investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities, and is subject to limitations under the Investment Company Act and market availability. The Fund does not intend to invest in such investment companies unless, in the judgment of the Manager, the potential benefits of such investment justify the payment of any applicable premiums or sales charge. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own management fees and other expenses.

      o NON-DIVERSIFICATION. The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 so that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act. An investment in the Fund therefore will entail greater risk than an investment in a diversified investment company because a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio, and economic, political or regulatory developments may have a greater impact on the value of the Fund's portfolio than would be the case if the portfolio were diversified among more issuers.

      However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, which will relieve the Fund from liability for Federal income tax to the extent that more than 90% of its earnings are distributed to shareholders. Among the requirements for such qualification are that: (1) not more than 25% of the market value of the Fund's total assets will be invested in securities of a single issuer, and (2) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets may be invested in the securities of a single issuer and the Fund must not own more than 10% of the outstanding voting securities of a single issuer.

OTHER INVESTMENT RESTRICTIONS. The Fund has other investment restrictions which are fundamental policies. Under these fundamental policies, the Fund cannot do any of the following:

o Concentrate its investments in any particular industry, but if deemed appropriate for attaining its investment objective, the Fund may invest up to 25% of its total assets (valued at the time of investment) in any one industry classification used by the Fund for investment purposes (for this purpose, a foreign government is considered an industry); (this restriction does not apply to U.S. government securities).

o Borrow money in excess of 33 1/3% of the value of the Fund's total assets; the Fund may borrow only from banks and only as a temporary measure for extraordinary or emergency purposes and will make no additional investments while such borrowings exceed 5% of the total assets. With respect to this fundamental policy, the Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.

      Unless this Prospectus states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment, and the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Other investment restrictions are listed in "Investment Restrictions" in the Statement of Additional Information.

HOW THE FUND IS MANAGED


ORGANIZATION AND HISTORY. The Fund is one of four portfolios of Oppenheimer Quest For Value Funds (the "Trust"), an open-end management investment company organized as a Massachusetts business trust in April, 1987. The Fund is a non-diversified investment company with an unlimited number of authorized shares of beneficial interest.


      The Trust is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager and the Sub-Adviser. "Trustees and Officers of the Trust" in the Statement of Additional Information names the Trustees and officers of the Trust and provides more information about them. Although the Trust will not normally hold annual meetings, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Trust's Declaration of Trust.

      The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently is authorized to issue three classes of shares, Class A, Class B and Class C, although only Class A shares are currently offered. All classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share entitles a shareholder to one vote on matters submitted to the shareholders to vote on with fractional shares voting proportionally on matters submitted to the vote of shareholders. Only shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable. Please refer to "How the Fund is Managed" in the Statement of Additional Information for more information on the voting of shares.

THE MANAGER. The Fund is managed by the Manager, OppenheimerFunds, Inc., which supervises the Fund's investment program and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement with the Fund which states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.


      The Manager has operated as an investment adviser since 1959. The Manager (including subsidiaries) currently manages investment companies, including other Oppenheimer funds, with assets of more than $75 billion as of December 31, 1997, and with more than 3.5 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

      The management services provided to the Fund by the Manager, and the services provided by the Distributor and the Transfer Agent to shareholders, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Manager, the Distributor and the Transfer Agent have been actively working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there can be no assurance of success.

      The Board of Trustees has determined that it is in the best interest of the Fund's shareholders that the Fund reorganize with and into Oppenheimer Quest Capital Value Fund, Inc. ("Capital Value Fund"). The Board unanimously approved the terms of an agreement and plan of reorganization to be entered into between these funds (the "reorganization plan") and the transactions contemplated thereby (the "reorganization"). The Board further determined that the reorganization should be submitted to the Fund's shareholders for approval, and recommended that shareholders approve the reorganization.

      Pursuant to the reorganization plan, (i) substantially all of the assets of the Fund would be exchanged for Class A shares of Capital Value Fund, (ii) these shares of Capital Value Fund would be distributed to the shareholders of the Fund, (iii) the Fund would be liquidated, and (iv) the outstanding shares of the Fund would be canceled. It is expected that the reorganization will be tax-free, pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended, and the Fund will request an opinion of tax counsel to that effect.

      A meeting of the shareholders of the Fund is expected to be held on or about May 26, 1998 to vote on the reorganization. Approval of the reorganization requires the affirmative vote of a majority of the outstanding shares of the Fund (the term "majority" is defined in the Investment Company Act as a special majority. It is also explained in the Statement of Additional Information). Details about the proposed reorganization will be contained in a proxy statement and other soliciting materials which will be mailed on or about April 1, 1998 to Fund shareholders of record on March
10, 1998. Persons who became shareholders of the Fund after the record date for the shareholder meeting will not be entitled to vote on the reorganization.


THE SUB-ADVISER. The Manager has retained the Sub-Adviser to provide day-to-day portfolio management of the Fund. Prior to November 22, 1995, the Sub-Adviser was named Quest for Value Advisors and was the investment adviser to the Fund. The Sub-Adviser is a majority owned subsidiary of Oppenheimer Capital, a registered investment advisor, whose employees perform all investment advisory services provided to the Fund by the Sub-Adviser.


      On November 4, 1997, PIMCO Advisors L.P. ("PIMCO Advisors"), a registered investment adviser with $125 billion in assets under management through various subsidiaries and affiliates, acquired control of Oppenheimer Capital and the Sub-Adviser. On November 5, 1997, a new sub- advisory agreement between the Sub-Adviser and the Manager, on terms identical to the prior sub- advisory agreement, became effective. The new sub-advisory agreement had been approved by shareholders of the Fund on May 6, 1997. On November 30, 1997, Oppenheimer Capital merged with a subsidiary of PIMCO Advisors and, as a result, Oppenheimer Capital and the Sub-Adviser became indirect wholly-owned subsidiaries of PIMCO Advisors. PIMCO Advisors has two general partners: PIMCO Partners, G.P., a California general partnership, and PIMCO Advisors Holdings L.P. (formerly Oppenheimer Capital, L.P.), an NYSE-listed Delaware limited partnership of which PIMCO Partners, G.P. is the sole general partner.


     o PORTFOLIO MANAGER. The Fund's portfolio manager, Jeffrey C. Whittington, is employed by the Sub-Adviser and is primarily responsible for the selection of the Fund's portfolio securities. Mr. Whittington, who is also a Senior Vice President of Oppenheimer Capital, has been the Fund's portfolio manager since its inception and has been a portfolio manager at Oppenheimer Capital since August, 1994, and from June 1986 to May 1991. From August 1993 to July 1994 he was a portfolio manager with Neuberger & Berman.

     The Sub-Adviser's  equity investment policy is overseen by George Long, who
is  Chairman,   Chief  Executive  Officer  and  Chief  Investment   Officer  for
Oppenheimer Capital. Mr. Long has been with Oppenheimer Capital since 1981.


      o FEES AND EXPENSES. Under the Investment Advisory Agreement, the Fund pays the Manager a monthly fee at the annual rate of 1.0% of the Fund's average annual net assets. A voluntary waiver of a portion of this fee is currently in effect, as described below. After giving effect to the voluntary fee waiver, the Fund's management fee for its last fiscal year was 0.66% of average annual net assets for its Class A shares. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees and legal and auditing costs; the Fund also reimburses the Manager for bookkeeping and accounting services performed on behalf of the Fund. These expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, they reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.


     The Manager pays the Sub-Adviser an annual fee based on the average daily net assets of the Fund equal to 40% of the advisory fee collected by the Manager based on the net assets of the Fund as of November 22, 1995 (the "Base Amount") plus 30% of the investment advisory fee collected by the Manager based on the net assets of the Fund that exceed the Base Amount. Effective August 1, 1996, the Sub-Adviser voluntarily agreed to waive its entire subadvisory fee. Concurrently with such waiver, the Manager voluntarily agreed to waive that portion of its management fee equal to what would otherwise have been payable to the Sub-Adviser if the Sub-Adviser had not waived its subadvisory fee. These expense waivers may be modified or withdrawn at any time.

     Information about the Fund's brokerage policies and practices is set forth in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. When deciding which broker to use, the Manager and the Sub-Adviser are permitted by the Investment Advisory Agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment adviser.

THE DISTRIBUTOR. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes the shares of the other Oppenheimer funds managed by the Manager and is sub-distributor for funds managed by a subsidiary of the Manager.

THE TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT. The Fund's transfer agent and shareholder servicing agent is OppenheimerFunds Services, a division of the Manager. It also acts as the shareholder servicing agent for certain other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free number shown below in this Prospectus and on the back cover. Unified Management Corporation (1-800-346-4601) is the shareholder servicing agent for former shareholders of the AMA Family of Funds and clients of AMA Investment Advisers, L.P. who acquire shares of the Fund, and for former shareholders of the Unified Funds and Liquid Green Trusts, accounts which participated or participate in a retirement plan for which Unified Investment Advisers, Inc. or an affiliate acts as custodian or trustee and other accounts for which Unified Management Corporation is the dealer of record.

PERFORMANCE OF THE FUND

EXPLANATION OF PERFORMANCE TERMINOLOGY. The Fund uses the terms "total return" and "average annual total return" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different as a result of the different kinds of expenses each class bears. These returns measure the performance of a hypothetical account in the Fund over various periods, and do not show the performance of each shareholder's investment (which will vary if dividends are received in cash, or shares are sold or additional shares are purchased). The Fund's performance information may help you see how well your investment in the Fund has done over time and to compare it to other funds or, as we have done on page 22, a market index.


      It is important to understand that the Fund's total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

      o TOTAL RETURNS. There are different types of total returns used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.


      When total returns are quoted for Class A shares, normally the current maximum initial sales charge has been deducted. When total returns are shown for Class B or Class C shares, normally the contingent deferred sales charge that applies to the period for which the total return is shown has been deducted. However, total returns may also be quoted at "net asset value", without considering the effect of the sales charge, and those returns would be lower if sales charges were deducted.


HOW HAS THE FUND PERFORMED? Below is a discussion by the Manager of the Fund's performance during its last fiscal year ended October 31, 1997, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.


      o MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the fiscal year ended October 31, 1997, the Fund remained virtually fully invested in equity securities. Despite the domestic stock market's strong performance during the year, the Fund's returns lagged the S&P MidCap 400 Index. This was due in significant part to the poor performance of certain of the Fund's largest holdings. The Fund held a limited number of equity positions, and the decline in one or more of its holdings had an adverse effect on the entire portfolio. During the year, consistent with its investment objective, the Fund sought reasonably priced investments in companies with potential for profitability, growth and stability; the Fund did not seek investment in specific industries or business sectors. The Fund's portfolio holdings, allocations and strategies are subject to change.



      o COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graph below shows the performance of a hypothetical $10,000 investment in Class A shares of the Fund held from inception (November 8, 1994) until October 31, 1997. Class B and C shares have not been issued as of this date; consequently, no information on such classes is included in the graph.


      The Fund's performance is compared to the performance of the S&P MidCap 400 Index, a capitalization-weighted index of 400 U.S. issuers whose common stocks are traded on the New York and American Stock Exchanges and the NASDAQ and is recognized as a measure of the performance of "mid-capitalization" stocks. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Currently, only Class A shares of the Fund are offered, and such Class A shares are only offered to certain purchasers described below in "About Your Account - How to Buy Shares" that are eligible to purchase such shares without a sales charge. Accordingly, the Fund's performance does not reflect the deduction of the current maximum sales charge of 5.75% for Class A shares which, if imposed, would decrease returns. The Fund's performance does reflect the reinvestment of all dividends and capital gains distributions, and the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the S&P MidCap 400 Index. Moreover, the index performance data does not reflect any assessment of the risk of the investments included in the index.

ABOUT YOUR ACCOUNT

HOW TO BUY SHARES

CLASSES OF SHARES. The Fund is authorized to issue three different classes of shares. CURRENTLY, THE ONLY CLASS OF SHARES OFFERED TO INVESTORS IS CLASS A SHARES, AND SUCH CLASS A SHARES ARE ONLY OFFERED TO THE FOLLOWING INDIVIDUALS AND ENTITIES AT THIS TIME: (I) OFFICERS, DIRECTORS, TRUSTEES AND EMPLOYEES (AND MEMBERS OF THEIR "IMMEDIATE FAMILIES", AS HEREINAFTER DEFINED) OF THE TRUST, THE MANAGER AND ITS AFFILIATES, AND RETIREMENT PLANS ESTABLISHED BY THEM FOR THEIR EMPLOYEES AND (II) OFFICERS, DIRECTORS, TRUSTEES AND EMPLOYEES OF OPPENHEIMER CAPITAL, AND ITS AFFILIATES, THEIR RELATIVES OR ANY TRUST, PENSION, PROFIT SHARING OR OTHER BENEFIT PLAN FOR ANY OF THEM. Presently, as a policy matter, trustees of the Trust will not purchase shares of the Fund until it is generally available for sale to the public. The different classes of shares represent investments in the same portfolio of securities but may be subject to different expenses and will likely have different share prices. Although Class B and Class C shares are not currently offered, a discussion with respect to such classes of shares is set forth below for your information.

        o CLASS A SHARES. If you buy Class A shares, you may pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge" on page 32). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 12 months of buying them (18 months if the shares were purchased prior to May 1, 1997), you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charge rates are described in "Buying Class A Shares" below.

        o CLASS B SHARES. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them you will normally pay a contingent deferred sales charge that varies, depending on how long you have owned your shares as described in "Buying Class B Shares" below.

        o CLASS C SHARES. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1% as described in "Buying Class C Shares" below.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

        In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class, and considered the effect of the higher annual asset-based sales charge on Class B and Class C expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns and the operating expenses borne by each class of shares, and which class of shares you invest in.

        The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only ONE class of shares and not a combination of shares of different classes.

        o HOW LONG DO YOU EXPECT TO HOLD YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. The effect of the sales charge, over time, using our assumptions will generally depend on the amount invested. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on Class B or Class C shares for which no initial sales charge is paid.


        o INVESTING FOR THE SHORT-TERM. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem within 6 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.


        However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater economic impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more advantageous than Class C (as well as Class B) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C (and Class B). If investing $500,000 or more, Class A may be more advantageous as your investment horizon approaches 3 years or more.

        And for most  investors  who invest $1  million  or more,  in most cases
Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

        o INVESTING FOR THE LONGER TERM. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.

        Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and therefore you should analyze your options carefully.

        o ARE THERE DIFFERENCES IN ACCOUNT FEATURES THAT MATTER TO YOU? Because some account features may not be available for Class B or Class C shareholders, or other features (such as Automatic Withdrawal Plans) may not be advisable (because of the effect of the contingent deferred sales charge in non-retirement accounts) for Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares is better for you. For example, share certificates are not available for Class B or Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider. Additionally, dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne solely by those classes or higher expenses, such as the asset-based sales charges to which Class B and Class C shares are subject, as described below and in the Statement of Additional Information.

        o HOW DOES IT AFFECT PAYMENTS TO MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares, may receive different compensation for selling one class of shares than for selling another class. It is important that investors understand that the purpose of the contingent deferred sales charges and asset-based sales charges for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: that is, to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares. The Distributor may pay additional periodic compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

HOW MUCH MUST YOU INVEST? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans:

        o  With  Asset  Builder  Plans,   Automatic  Exchange  Plans,  403(b)(7)
custodial plans and military allotment plans, you can make initial and subsequent investments of as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

        o Under pension, profit-sharing and 401(k) plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

        There is no minimum investment requirement if you are buying shares by reinvesting dividends or distributions from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

        o HOW ARE SHARES PURCHASED? You can buy shares several ways: through any dealer, broker or financial institution that has a sales agreement with the Distributor, directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. The Distributor may appoint certain servicing agents as the Distributor's agent to accept purchase (and redemption) orders. WHEN YOU BUY SHARES, BE SURE TO SPECIFY CLASS A, CLASS B OR CLASS C SHARES. IF YOU DO NOT CHOOSE, YOUR INVESTMENT WILL BE MADE IN CLASS A SHARES.

        o BUYING SHARES THROUGH YOUR DEALER. Your dealer will place your order with the Distributor on your behalf.

        o BUYING SHARES THROUGH THE DISTRIBUTOR. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment first with a financial advisor, to be sure it is appropriate for you.


PAYMENT BY FEDERAL FUNDS WIRE: Shares may be purchased by Federal Funds wire. The minimum investment is $2,500. You must FIRST call the Distributor's Wire Department at 1-800-525-7041 to notify the Distributor of the wire, and receive further instructions.


        o BUYING SHARES THROUGH OPPENHEIMERFUNDS ACCOUNTLINK. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member, to transmit funds electronically to PURCHASE SHARES, to have the Transfer Agent SEND REDEMPTION PROCEEDS, or to TRANSMIT DIVIDENDS AND DISTRIBUTIONS TO YOUR BANK ACCOUNT.

        Shares are purchased for your account on AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

        o ASSET BUILDER PLANS. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Statement of Additional
Information.


        o AT WHAT PRICE ARE SHARES SOLD? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver, Colorado, or the order is received and transmitted to the Distributor by an entity authorized by the Fund to accept purchase or redemption orders. The Fund has authorized the Distributor, certain broker-dealers and agents or intermediaries designated by the Distributor or those broker-dealers to accept orders. In most cases, to enable you to receive that day's offering price, the Distributor or an authorized entity must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day"). If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange on a regular business day and normally your order must be transmitted to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. THE DISTRIBUTOR, IN ITS SOLE DISCRETION, MAY REJECT ANY PURCHASE ORDER FOR THE FUND'S SHARES.


SPECIAL SALES CHARGE ARRANGEMENTS FOR CERTAIN PERSONS. Appendix A to this Prospectus sets forth conditions for the waiver of, or exemption from, sales charges or the special sales charge rates that apply to shareholders of one of the former Quest for Value Funds (as defined in that Appendix)including the Fund.

BUYING CLASS A SHARES. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:

                                 FRONT-END SALES CHARGE         COMMISSION
                                   AS A PERCENTAGE OF           AS PERCENTAGE
                                 OFFERING         AMOUNT        OF OFFERING
AMOUNT OF PURCHASE               PRICE            INVESTED      PRICE
------------------------------------------------------------------------------

Less than $25,000                5.75%            6.10%         4.75%

$25,000 or more but
less than $50,000                5.50%            5.82%         4.75%

$50,000 or more but
less than $100,000               4.75%            4.99%         4.00%

$100,000 or more but
less than $250,000               3.75%            3.90%         3.00%

$250,000 or more but
less than $500,000               2.50%            2.56%         2.00%

$500,000 or more but
less than $1 million             2.00%            2.04%         1.60%

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

      o CLASS A CONTINGENT DEFERRED SALES CHARGE. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds in the following cases:

      o Purchases by a retirement plan qualified under Section 401(a) of the Internal Revenue Code if the retirement plan has total plan assets of $500,000 or more.

      o Purchases aggregating $1 million or more.

      o Purchases by a retirement plan qualified under sections 401(a) or 401(k) of the Internal Revenue Code, by a non-qualified deferred compensation plan, employee benefit plan, group retirement plan (see "How to Buy Shares - Retirement Plans" in the Statement of Additional Information for further details), an employee's 403(b)(7) custodial plan account, SEP IRA, SARSEP, or SIMPLE plan (all of these plans are collectively referred to as "Retirement Plans"); that: (1) buys shares costing $500,000 or more or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more.

      o Purchases by an OppenheimerFunds  Rollover IRA if the purchases are made
(1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for these purchases, or (2) by a direct rollover of a distribution from a qualified retirement plan if the administrator of that plan has made special arrangements with the Distributor for those purchases.

      The Distributor pays dealers of record commissions on those purchases in an amount equal to (i) 1.0% for non-Retirement Plan accounts, and (ii) for Retirement Plan accounts, 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million, and calculated on a calendar year basis. That commission will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer commission. No sales commission will be paid to the dealer, broker or financial institution on sales of Class A shares purchased with the redemption proceeds of shares of a mutual fund offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor if the purchase occurs more than 30 days after the addition of the Oppenheimer funds as an investment option to the Retirement Plan.

      If you redeem any of those shares purchased prior to May 1, 1997 within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") will be deducted from the redemption proceeds. A Class A contingent deferred sales charge may be deducted from the redemption proceeds of any of those shares purchased on or after May 1, 1997 that are redeemed within 12 months of the end of the calendar month of their purchase. That sales charge may be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original offering price (which is the original net asset value) of the redeemed shares. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.

      In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

      No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's exchange privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the contingent deferred sales charge will apply.

      o SPECIAL ARRANGEMENTS WITH DEALERS. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset
Builder Plans for their clients.

REDUCED SALES CHARGES FOR CLASS A SHARE PURCHASES. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

      o RIGHT OF ACCUMULATION. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

      Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also count Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Transfer Agent. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

      o LETTER OF INTENT. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

      o WAIVERS OF CLASS A SALES CHARGES. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information. In order to receive a waiver of the Class A contingent deferred sales charge, you must notify the Transfer Agent as to which conditions apply.

      WAIVERS OF INITIAL AND CONTINGENT DEFERRED SALES CHARGES FOR CERTAIN PURCHASERS. Class A shares purchased by the following investors are not subject to any Class A sales charges:

      o the Manager or its affiliates;

      o present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;

      o registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

      o dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;

      o employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);

      o dealers, brokers, banks or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker or adviser for the purchase or sale of Fund shares);

      o (1) investment advisers and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients, (2) Retirement Plans and deferred compensation plans and trusts used to fund those Plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases; and (3) clients of investment advisers or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment adviser or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares)

      o directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;

      o employee benefit plans purchasing shares through a shareholder servicing agent which the Distributor has appointed as agent to accept those purchase orders;

      o accounts for which Oppenheimer Capital is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts;

      o any unit investment trust that has entered into an appropriate agreement with the Distributor;


      o a TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995; or


      o qualified retirement plans that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, provided that such arrangements are consummated and share purchases commenced by December 31, 1996.

      WAIVERS OF INITIAL AND CONTINGENT DEFERRED SALES CHARGES IN CERTAIN TRANSACTIONS. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

      o shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;

      o shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor;

      o shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the
Distributor;

      o shares purchased and paid for with the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver; or

      o shares purchased with the proceeds of maturing principal of units of any Qualified Unit Investment Liquid Trust Series.

      WAIVERS OF THE CLASS A CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

      o to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;

      o involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below);

      o if, at the time of purchase of shares (prior to May 1, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase);


      o if, at the time of purchase of shares (if purchased during the period May 1, 1997 through December 31, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/12th of the commission per month (and no further commission will be payable if the shares are redeemed within 12 months of purchase);


      o for distributions from a TRAC-2000 401(k) plan sponsored by the Distributor due to the termination of the TRAC-2000 program;

      o for distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) to return excess contributions; (3) to return contributions made due to a mistake of fact; (4) hardship withdrawals, as defined in the plan; (5) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (6) to meet the minimum distribution requirements of the Internal Revenue Code; (7) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code;
(8) for retirement distributions or loans to participants or beneficiaries; (9) separation from service; (10) participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or its subsidiaries) offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor; or (11) plan termination or "in-service distributions", if the redemption proceeds are rolled over directly to an OppenheimerFunds IRA;

      o for distributions from Retirement Plans having 500 or more eligible participants, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan; and

      o for distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

      o DISTRIBUTION AND SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Distribution and Service Plan for Class A shares to compensate the Distributor for its services in connection with the distribution of shares and the personal service and maintenance of shareholder accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to the Distributor at an annual rate of 0.25% of the average annual net assets of the class. The Fund also pays a service fee to the Distributor at an annual rate of 0.25% of the average annual net assets of the class. The Distributor uses all of the service fee and a portion of the asset-based sales charge (equal to 0.15% annually for Class A shares purchased prior to September 1, 1993 and 0.10% annually for Class A shares purchased on or after September 1, 1993) to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. The Distributor retains the balance of the asset-based sales charge to compensate itself for its other expenditures under the Plan. The Distributor currently voluntarily waives all fees payable to it under the Plan.

      Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

BUYING CLASS B SHARES. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

      To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions and(2) shares held the longest during the 6-year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B and Class C Sales Charges" below. Class B shares held for a period greater than 6 years automatically convert to Class A shares.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

YEARS SINCE BEGINNING         CONTINGENT DEFERRED SALES CHARGE
OF MONTH IN WHICH PURCHASE    ON REDEMPTIONS IN THAT YEAR
ORDER WAS ACCEPTED            (AS % OF AMOUNT SUBJECT TO CHARGE)

0 - 1                            5.0%
1 - 2                            4.0%
2 - 3                            3.0%
3 - 4                            3.0%
4 - 5                            2.0%
5 - 6                            1.0%
6 and following                  None

In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

      o AUTOMATIC CONVERSION OF CLASS B SHARES. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.



BUYING CLASS C SHARES. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

      To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12- month period.

      O DISTRIBUTION AND SERVICE PLANS FOR CLASS B AND CLASS C SHARES. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each Plan.

      Under each Plan, both fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The asset-based sales charge and service fees increase Class B and Class C expenses by up to 1.00% of the net assets per year of the respective class.


      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. Those services are similar to those provided under the Class A Distribution and Service Plan, described above. The Distributor pays the 0.25% service fees to dealers in advance for the first year after Class B or Class C shares have been sold by the dealer and retains the service fee paid by the Fund in that year. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.


      The asset-based sales charge allows investors to buy Class B or Class C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B and Class C shares. Those payments are at a fixed rate that is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees and other costs of distributing and selling Class B and Class C shares.

      The Distributor currently pays sales commissions of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge. The Distributor may pay the Class B service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.

      The Distributor currently pays sales commissions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price. The Distributor retains the asset-based sales charge during the first year Class C shares are outstanding to recoup sales commissions it has paid, the advances of service fee payments it has made, and its financing costs and other expenses. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more. The Distributor may pay the Class C service fee and asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.

      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plans for Class B and Class C shares. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the service fee and/or asset-based sales charge to the Distributor for distributing Class B or Class C shares, as appropriate, before the Plan was terminated.

      o WAIVERS OF CLASS B AND CLASS C SALES CHARGES. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class C shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information. In order to receive a waiver of the Class B or Class C contingent deferred sales charge, you must notify the Transfer Agent which conditions apply.

      WAIVERS FOR REDEMPTIONS IN CERTAIN CASES. The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases:


      o distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must have occurred after the account was established);


      o redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a "grantor" trust or revocable living trust for which the trustee is also the sole beneficiary (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);

      o  returns of excess contributions to Retirement Plans;

      o distributions from retirement plans to make "substantially equal periodic payments" as permitted in Section 72(t) of the Internal Revenue Code provided the distributions do not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request;

      o shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," below;

      o distributions from OppenheimerFunds prototype 401(k) plans and from certain Massachusetts Mutual Life Insurance Company prototype 401(k) Plans: (1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (3) to meet minimum distribution requirements as defined in the Internal Revenue Code; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; (5) for separation from service; or (6) for loans to participants; or

      o distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

      WAIVERS FOR SHARES SOLD OR ISSUED IN CERTAIN TRANSACTIONS. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

      o shares sold to the Manager or its affiliates;
      o shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; or

      o shares issued in plans of reorganization to which the Fund is a party.

SPECIAL INVESTOR SERVICES

ACCOUNTLINK. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please call the Transfer Agent for more information.

      AccountLink privileges should be requested on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

      o USING ACCOUNTLINK TO BUY SHARES. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

      o PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number:
1-800-533-3310.

      o PURCHASING  SHARES. You may purchase shares in amounts up to $100,000 by
phone,  by  calling  1-800-533-3310.   You  must  have  established  AccountLink
privileges to link your bank account with the Fund, to pay for these purchases.

      o EXCHANGING SHARES. With the OppenheimerFunds exchange privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number. Please refer to
"How to Exchange Shares," below, for details.

      o SELLING SHARES. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account.
Please refer to "How to Sell Shares," below, for details.
SHAREHOLDER TRANSACTIONS BY FAX. Requests for certain account transactions may be sent to the Transfer Agent by fax (telecopier). Please call 1-800-525-7048 for information about which transactions are included. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.


OPPENHEIMERFUNDS INTERNET WEB SITE. Information about the Fund, including your account balance, daily share prices, market and Fund portfolio information, may be obtained by visiting the OppenheimerFunds Internet Web Site, at the following Internet address: http://www.oppenheimerfunds.com. In 1998, the Transfer Agent anticipates offering certain account transactions through the Internet Web Site. To find out more information about those transactions and procedures, please visit the Web Site.


AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer funds account on a regular basis:

      o AUTOMATIC WITHDRAWAL PLANS. If your Fund account is worth $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Statement of Additional Information for more details.

      o AUTOMATIC EXCHANGE PLANS. You can authorize the Transfer Agent to exchange an amount you establish in advance automatically for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each other Oppenheimer funds account is $25. These exchanges are subject to the terms of the exchange privilege, described below.

REINVESTMENT PRIVILEGE. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

RETIREMENT PLANS. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

      o INDIVIDUAL RETIREMENT ACCOUNTS including rollover IRAs, for individuals and their spouses and SIMPLE IRAs offered by employers

      o 403(B)(7) CUSTODIAL PLANS for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations

      o SEP-IRAS (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SAR/SEP IRAs

      o PENSION AND PROFIT-SHARING PLANS for self-employed persons and other employers

      o 401(K) prototype retirement plans for businesses

      Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

HOW TO SELL SHARES

      You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. IF YOU HAVE QUESTIONS ABOUT ANY OF THESE PROCEDURES, AND ESPECIALLY IF YOU ARE REDEEMING SHARES IN A SPECIAL SITUATION, SUCH AS DUE TO THE DEATH OF THE OWNER, OR FROM A RETIREMENT PLAN, PLEASE CALL THE TRANSFER AGENT FIRST, AT 1-800-525- 7048, FOR ASSISTANCE.

      o   RETIREMENT   ACCOUNTS.   To  sell  shares  in  an   OppenheimerFunds
retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

      o CERTAIN REQUESTS REQUIRE A SIGNATURE GUARANTEE. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

      o You wish to redeem more than $50,000 worth of shares and receive a check
      o The redemption check is not payable to all shareholders listed on the account statement
      o The redemption check is not sent to the address of record on your account statement
      o Shares are being transferred to a Fund account with a different owner or name
      o Shares are redeemed by someone other than the owners (such as an Executor)

      o WHERE CAN I HAVE MY SIGNATURE GUARANTEED? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. IF YOU ARE SIGNING AS A FIDUCIARY OR ON BEHALF OF A CORPORATION, PARTNERSHIP OR OTHER BUSINESS, YOU MUST ALSO INCLUDE YOUR TITLE IN THE SIGNATURE.

SELLING SHARES BY MAIL.  Write a "letter of instructions" that includes:

      o Your name
      o The Fund's name
      o Your Fund  account  number  (from your  account  statement)
      o The dollar amount  or  number  of  shares  to  be  redeemed
      o  Any  special  payment instructions
      o Any share  certificates  for the shares you are selling,
      o The signatures of all registered owners exactly as the account is registered, and
      o Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

USE THE FOLLOWING ADDRESS FOR    SEND COURIER OR EXPRESS MAIL
REQUEST BY MAIL:                 REQUESTS TO:
OppenheimerFunds Services           OppenheimerFunds Services
P.O. Box 5270                       10200 E. Girard Ave.,
Denver, Colorado 80217              Building D
                                  Denver, Colorado 80231

SELLING SHARES BY TELEPHONE. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. SHARES HELD IN AN OPPENHEIMERFUNDS RETIREMENT PLAN OR UNDER A SHARE CERTIFICATE MAY NOT BE REDEEMED BY TELEPHONE.

      o To redeem shares through a service representative, call 1-800-852-8457 o To redeem shares automatically on PhoneLink, call 1-800-533-3310

     Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

      o TELEPHONE REDEMPTIONS PAID BY CHECK. Up to $50,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

      o TELEPHONE REDEMPTIONS THROUGH ACCOUNTLINK OR BY WIRE. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

     Shareholders may also have the Transfer Agent send redemption proceeds of $2,500 or more by Federal Funds wire to a designated commercial bank account. The bank must be a member of the Federal Reserve wire system. There is a $10 fee for each Federal Funds wire. To place a wire redemption request, call the Transfer Agent at 1-800-852-8457. The wire will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire. To establish wire redemption privileges on an account that is already established, please contact the Transfer Agent for instructions.

SELLING SHARES THROUGH YOUR DEALER. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please call your dealer for more information about this procedure. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

HOW TO EXCHANGE SHARES

      Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

      o Shares of the fund selected for exchange must be available for sale in your state of residence
      o The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege
      o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day
      o You must meet the minimum purchase requirements for the fund you purchase by exchange
      o  BEFORE  EXCHANGING  INTO A FUND,  YOU  SHOULD  OBTAIN  AND  READ  ITS
PROSPECTUS

     SHARES OF A PARTICULAR CLASS OF THE FUND MAY BE EXCHANGED ONLY FOR SHARES OF THE SAME CLASS IN THE OTHER OPPENHEIMER FUNDS. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares, which are considered to be Class A shares for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

      Exchanges may be requested in writing or by telephone:

      o  WRITTEN  EXCHANGE  REQUESTS.   Submit  an  OppenheimerFunds  Exchange
Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell Shares."

     o TELEPHONE EXCHANGE REQUESTS. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

     You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. That list can change from time to time.

      There are certain exchange policies you should be aware of:

      o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to 7 days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the sale of portfolio securities at a time or price disadvantageous to the Fund.

      o Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

      o The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

      o For tax purposes, exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. For more information about the taxes affecting exchanges, please refer to "How to Exchange Shares" in the Statement of Additional Information.

      o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

SHAREHOLDER ACCOUNT RULES AND POLICIES

      o NET ASSET VALUE PER SHARE is determined for each class of shares as of the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days, on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

      o THE OFFERING OF SHARES may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

      o TELEPHONE TRANSACTION PRIVILEGES for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time.
If an account has more than one owner,
the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

      o THE  TRANSFER  AGENT WILL  RECORD  ANY  TELEPHONE  CALLS to verify  data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

      o REDEMPTION OR TRANSFER REQUESTS WILL NOT BE HONORED UNTIL THE TRANSFER AGENT RECEIVES ALL REQUIRED DOCUMENTS IN PROPER FORM. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

      o DEALERS THAT CAN PERFORM ACCOUNT TRANSACTIONS FOR THEIR CLIENTS BY PARTICIPATING IN NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

      o THE REDEMPTION PRICE FOR SHARES WILL VARY from day to day because the value of the securities in the Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

      o PAYMENT FOR REDEEMED SHARES is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. THE TRANSFER AGENT MAY DELAY FORWARDING A CHECK OR PROCESSING A PAYMENT VIA ACCOUNTLINK FOR RECENTLY PURCHASED SHARES, BUT ONLY UNTIL THE PURCHASE PAYMENT HAS CLEARED. THAT DELAY MAY BE AS MUCH AS 10 DAYS FROM THE DATE THE SHARES WERE PURCHASED. THAT DELAY MAY BE AVOIDED IF YOU PURCHASE SHARES BY FEDERAL FUNDS WIRE, CERTIFIED CHECK OR ARRANGE TO HAVE YOUR BANK TO PROVIDE TELEPHONE OR WRITTEN ASSURANCE TO THE TRANSFER AGENT THAT YOUR PURCHASE PAYMENT HAS CLEARED.

      o INVOLUNTARY REDEMPTIONS OF SMALL ACCOUNTS may be made by the Fund if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

      o UNDER UNUSUAL CIRCUMSTANCES, shares of the Fund may be redeemed "in kind", which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.

      o "BACKUP WITHHOLDING" of Federal income tax may be applied at the rate of 31% taxable from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a correct and properly certified Social Security or Employer Identification Number when you sign your application, or if you underreport your income to the Internal Revenue Service.

      o THE FUND DOES NOT CHARGE A REDEMPTION FEE, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charges when redeeming certain Class A, Class B and Class C shares.

      o TO AVOID SENDING DUPLICATE COPIES OF MATERIALS TO HOUSEHOLDS, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525- 7048 to ask that copies of those materials be sent personally to that shareholder.

DIVIDENDS, CAPITAL GAINS AND TAXES

      DIVIDENDS. The Fund declares dividends separately for Class A, Class B and Class C shares from net investment income on an annual basis and normally pays those dividends to shareholders following the end of its fiscal year, which is October 31. Dividends paid on Class A shares generally are expected to be higher than for Class B and Class C shares because expenses allocable to Class B and Class C shares will generally be higher than for Class A shares. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any gains.

CAPITAL GAINS. The Fund may make distributions annually in December out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following its fiscal year which ended October 31. Short-term capital gains are treated as dividends for tax purposes. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year. There can be no assurances that the Fund will pay any capital gains distributions in a particular year.

DISTRIBUTION   OPTIONS.   When  you  open  your   account,   specify  on  your
application how you want to receive your distributions. For OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

      o REINVEST ALL DISTRIBUTIONS IN THE FUND. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.

      o REINVEST LONG-TERM CAPITAL GAINS ONLY. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.

      o RECEIVE ALL DISTRIBUTIONS IN CASH. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.

      o REINVEST YOUR DISTRIBUTIONS IN ANOTHER OPPENHEIMER FUND ACCOUNT. You can reinvest all distributions in the same class of shares of another Oppenheimer fund account you have established.

TAXES. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year. So that the Fund will not have to pay taxes on the amounts it distributes to shareholders as dividends and capital gains, the Fund intends to manage its investments so that it will qualify as a "regulated investment company" under the Internal Revenue Code, although it reserves the right not to qualify in a particular year.

      o "BUYING A DIVIDEND": If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

      o TAXES ON TRANSACTIONS: Share redemptions, including redemptions for exchanges, are subject to capital gains tax. Generally speaking a capital gain or loss is the difference between the price you paid for the shares and the price you receive when you sell them.


      o RETURNS OF CAPITAL: In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

      This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

                                  APPENDIX A

            SPECIAL SALES CHARGE ARRANGEMENTS FOR SHAREHOLDERS OF
                       THE FORMER QUEST FOR VALUE FUNDS

      The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares of the Fund described elsewhere in this Prospectus are modified as described below for those shareholders of (i) Oppenheimer Quest Value Fund, Inc., Oppenheimer
Quest Growth &
Income Value Fund, Oppenheimer Quest Opportunity Value Fund, Oppenheimer Quest Small Cap Value Fund and Oppenheimer Quest Global Value Fund, Inc. on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those funds, and (ii) Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Value Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for Value National Tax-Exempt Fund and Quest for Value California Tax-Exempt Fund when those funds merged into various Oppenheimer funds on November 24, 1995. The funds listed above are referred to in this Prospectus as the "Former Quest for Value Funds."

CLASS A SALES CHARGES

o  REDUCED  CLASS A  INITIAL  SALES  CHARGE  RATES FOR  CERTAIN  FORMER  QUEST
SHAREHOLDERS

o PURCHASES BY GROUPS, ASSOCIATIONS AND CERTAIN QUALIFIED RETIREMENT PLANS. The following table sets forth the initial sales charge rates for Class A shares purchased by a "Qualified Retirement Plan" through a single broker, dealer or financial institution, or by members of "Associations" formed for any purpose other than the purchase of securities if that Qualified Retirement Plan or that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995. For this purpose only, a "Qualified Retirement Plan" includes any 401(k) plan, 403(b) plan, and SEP/IRA or IRA plan for employees of a single employer.

                              FRONT-END         FRONT-END
                              SALES             SALES       COMMISSION
                              CHARGE            CHARGE      AS
                              AS A              AS A        PERCENTAGE
NUMBER OF                     PERCENTAGE        PERCENTAGE  OF
ELIGIBLE EMPLOYEES            OF OFFERING       OF AMOUNT   OFFERING
OR MEMBERS                    PRICE             INVESTED    PRICE

9 or fewer                    2.50%       2.56%             2.00%
------------------------------------------------------------------------------

At least 10 but not
 more than 49                 2.00%       2.04%             1.60%



      For purchases by Qualified Retirement plans and Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described on pages 28 and 29 of this Prospectus.


      Purchases made under this arrangement qualify for the lower of the sales charge rate in the table based on the number of eligible employees in a Qualified Retirement Plan or members of an Association or the sales charge rate that applies under the Rights of Accumulation described above in the Prospectus. In addition, purchases by 401(k) plans that are Qualified Retirement Plans qualify for the waiver of the Class A initial sales charge if they qualified to purchase shares of any of the Former Quest For Value Funds by virtue of projected contributions or investments of $1 million or more each year. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations, or as eligible employees in Qualified Retirement Plans also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Fund's Distributor.

O  WAIVER OF CLASS A SALES CHARGES FOR CERTAIN SHAREHOLDERS

Class A shares of the Fund purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

      o Shareholders of the Fund who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

      o Shareholders of the Fund who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

O WAIVER OF CLASS A CONTINGENT  DEFERRED SALES CHARGE IN CERTAIN  TRANSACTIONS


The Class A contingent deferred sales charge will not apply to redemptions of Class A shares of the Fund purchased by the following investors who were shareholders of any Former Quest for Value
Fund:

      o Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

      o Participants in Qualified Retirement Plans that purchased shares of any of the Former Quest For Value Funds pursuant to a special "strategic alliance" with the distributor of those funds. The Fund's Distributor will pay a commission to the dealer for purchases of Fund shares as described above in "Class A Contingent Deferred Sales Charge."

CLASS A, CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGE WAIVERS

O  WAIVERS FOR REDEMPTIONS OF SHARES PURCHASED PRIOR TO MARCH 6, 1995

In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of the Fund if those shares were purchased prior to March 6, 1995: in connection with (i) distributions to participants or beneficiaries of plans qualified under Section 401(a) of the Internal Revenue Code or from custodial accounts under Section 403(b)(7) of the Code, Individual Retirement Accounts, deferred compensation plans under Section 457 of the Code, and other employee benefit plans, and returns of excess contributions made to each type of plan, (ii) withdrawals under an automatic withdrawal plan holding only either Class B or C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and (iii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

O WAIVERS FOR REDEMPTIONS OF SHARES PURCHASED ON OR AFTER MARCH 6, 1995 BUT PRIOR TO NOVEMBER 24, 1995.

In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of the Fund if those shares were purchased on or after March 6, 1995, but prior to November 24, 1995: (1) distributions to participants or beneficiaries from Individual Retirement Accounts under Section 408(a) of the Internal Revenue Code or retirement plans under Section 401(a), 401(k), 403(b) and 457 of the Code, if those distributions are made either (a) to an individual participant as a result of separation from service or (b) following the death or disability (as defined in the Code) of the participant or beneficiary; (2) returns of excess contributions to such retirement plans; (3) redemptions other than from retirement plans following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (4) withdrawals under an automatic withdrawal plan (but only for Class B or C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and
(5) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, B or C shares of the Fund described in this section if within 90 days after that redemption, the proceeds are invested in the same Class of shares in this Fund or another Oppenheimer fund.

                                  APPENDIX B

                            DESCRIPTION OF RATINGS

BOND RATINGS

o MOODY'S INVESTORS SERVICE, INC.

AAA: Bonds which are rated "Aaa" are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of "Aaa" securities.

A: Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA:  Bonds which are rated "Baa" are  considered  medium  grade  obligations,
i.e.,  they  are  neither  highly  protected  nor  poorly  secured.   Interest
payments and principal security appear adequate for
the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

BA: Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated "B" generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated "Caa" are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated "Ca" represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds which are rated "C" can be regarded as having extremely poor prospects of ever retaining any real investment standing.

o STANDARD & POOR'S CORPORATION

AAA: "AAA" is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

A: Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of change in circumstances and economic conditions.

BBB: Bonds rated "BBB" are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the "A" category.

BB, B, CCC, CC: Bonds rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C, D: Bonds on which no interest is being paid are rated "C." Bonds rated "D" are in default and payment of interest and/or repayment of principal is in arrears.

o FITCH INVESTORS SERVICE, INC.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity through the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery of these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

SHORT-TERM DEBT RATINGS.

o MOODY'S INVESTORS SERVICE, INC. The following rating designations for commercial paper (defined by Moody's as promissory obligations not having original maturity in excess of nine months), are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers:

PRIME-1: Superior capacity for repayment. Capacity will normally be evidenced by the following characteristics: (a) leveling market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earning coverage of fixed financial charges and high internal cash generation; and (e) well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Moody's ratings for state and municipal short-term obligations are designated "Moody's Investment Grade" ("MIG"). Short-term notes which have demand features may also be designated as "VMIG". These rating categories are as follows:

MIG1/VMIG1: Best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.


MIG2/VMIG2: High quality. Margins of protection are ample although not so large as in the preceding group.

o STANDARD & POOR'S CORPORATION ("S&P"): The following ratings by S&P for commercial paper (defined by S&P as debt having an original maturity of no more than 365 days) assess the likelihood of payment:

A-1: Strong capacity for timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Satisfactory capacity for timely payment. However, the relative degree of safety is not as high as for issues designated "A-1".

S&P'S RATINGS FOR MUNICIPAL NOTES DUE IN THREE YEARS OR LESS ARE:

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2:  Satisfactory capacity to pay principal and interest.

S&P assigns "dual ratings" to all municipal debt issues that have a demand or double feature as part of their provisions. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. With short-term demand debt, S&P's note rating symbols are used with the commercial paper symbols (for example, "SP-1+/A-1+").

o FITCH INVESTORS SERVICE, INC. Fitch assigns the following short-term ratings to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes:

F-1+: Exceptionally strong credit quality; the strongest degree of assurance for timely payment.

F-1: Very strong credit quality; assurance of timely payment is only slightly less in degree than issues rated "F-1+".

F-2: Good credit quality; satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or "F-1" ratings.

o DUFF & PHELPS, INC. The following ratings are for commercial paper (defined by Duff & Phelps as obligations with maturities, when issued, of under one year), asset-backed commercial paper, and certificates of deposit (the ratings cover all obligations of the institution with maturities, when issued, of under one year, including bankers' acceptance and letters of credit):

DUFF 1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

DUFF 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

DUFF 1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

DUFF 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

o IBCA LIMITED OR ITS AFFILIATE IBCA INC. Short-term ratings, including commercial paper (with maturities up to 12 months), are as follows:

A1+:  Obligations supported by the highest capacity for timely repayment.

A1: Obligations supported by a very strong capacity for timely repayment.

A2: Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

o THOMSON BANKWATCH, INC. The following short-term ratings apply to commercial paper, certificates of deposit, unsecured notes, and other securities having a maturity of one year or less.

TBW-1: The highest category; indicates the degree of safety regarding timely repayment of principal and interest is very strong.

TBW-2: The second highest rating category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

                          APPENDIX TO PROSPECTUS OF
                     OPPENHEIMER QUEST OFFICERS VALUE FUND


    Graphic material included in Prospectus of Oppenheimer Quest Officers Value
Fund: "Comparison of Total Return of Oppenheimer Quest Officers Value Fund with the S&P MidCap 400 Index - Change in Value of $10,000 Hypothetical Investment in Class A Shares of Oppenheimer Quest Officers Value Fund and the S&P MidCap 400 Index"

      A linear graph will be included in the Prospectus of Oppenheimer Quest Officers Value Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in the Fund. That graph will cover the performance of Class A shares of the Fund since inception (November 8, 1994) to 10/31/97; Class B and Class C shares are not included as such shares are not currently issued. The graph will compare such values with hypothetical $10,000 investment over the time period indicated below in the S&P Index 400. Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including a description of the S&P MidCap 400 Index, is set forth in the Prospectus under "Performance of the Fund - Comparing the Fund's Performance to the Market."


Fiscal

Period             Oppenheimer Quest             S&P MidCap
ENDED              OFFICERS VALUE FUND           INDEX


11/08/94           $10,000                       $10,000
10/31/95           $12,344                       $12,119
10/31/96           $16,686                       $14,219
10/31/97           $16,945                       $18,863

(1) Performance information for the S&P MidCap 400 Index begins on 10/31/94 for Class A shares.

OPPENHEIMER QUEST OFFICERS VALUE FUND
Two World Trade Center
New York, New York 10048-0203
1-800-525-7048

INVESTMENT ADVISER
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

SUB-ADVISER
OpCap Advisors
One World Financial Center
New York, New York 10281

DISTRIBUTOR
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

TRANSFER AGENT
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048


OPPENHEIMERFUNDS INTERNET WEB SITE:
http://www.oppenheimerfunds.com


CUSTODIAN OF PORTFOLIO SECURITIES
State Street Bank and Trust Company
P.O. Box 8505
Boston, Massachusetts 02266-8505

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
950 Seventeenth Street
Denver, Colorado  80202

LEGAL COUNSEL
Gordon Altman Butowsky Weitzen
  Shalov & Wein
114 West 47th Street
New York, New York 10036


NO DEALER, BROKER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION, AND IF GIVEN OR MADE, SUCH INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, OPPENHEIMERFUNDS, INC., OPPENHEIMERFUNDS DISTRIBUTOR, INC. OR ANY AFFILIATE THEREOF. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE.
prosp\229psp.#4

OPPENHEIMER QUEST OFFICERS VALUE FUND

Two World Trade Center, New York, New York 10048
1-800-525-7048

STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 26, 1998


This Statement of Additional Information of Oppenheimer Quest Officers Value Fund is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated January 26, 1998. It should be read together with the Prospectus, which may be obtained upon written request to the Fund's Transfer Agent, OppenheimerFunds Services at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above.


CONTENTS

                                               PAGE

ABOUT THE FUND
Investment Objective and Policies......................................
    Investment Policies and Strategies................................
    Other Investment Techniques and Strategies........................
    Other Investment Restrictions......................................
How the Fund is Managed ...............................................
    Organization and History..........................................
    Trustees and Officers of the Trust.................................
    The Manager and Its Affiliates.....................................
Brokerage Policies of the Fund.........................................
Performance of the Fund................................................
Distribution and Service Plans.........................................
ABOUT YOUR ACCOUNT
How To Buy Shares.....................................................
How To Sell Shares...................................................
How To Exchange Shares...............................................
Dividends, Capital Gains and Taxes...................................
Additional Information About the Fund..................................
FINANCIAL INFORMATION ABOUT THE FUND
Report of Independent Accountants....................................
Financial Statements...................................................
APPENDIX A: Corporate Industry Classifications......................A-1

ABOUT THE FUND

INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT POLICIES AND STRATEGIES. The investment objective and policies of the Fund are described in the Prospectus. The Fund is one of four portfolios of Oppenheimer Quest For Value Funds (the "Trust"). Set forth below is supplemental information about those policies and the types of securities in which the Fund may invest, as well as the strategies the Fund may use to try to achieve its objective. Capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectus.

     O FOREIGN SECURITIES. The Fund may invest in securities (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities (described below) and foreign governments or their agencies or instrumentalities, and in securities issued by U.S. corporations denominated in non-U.S. currencies. All such securities are referred to as "foreign securities."

      Investing in foreign securities offers the Fund potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. If the Fund's portfolio securities are held abroad, the countries in which such securities may be held and the sub-custodians or depositories holding them must be approved by the Trust's Board of Trustees to the extent that approval is required under applicable rules of the Securities and Exchange Commission (the "SEC"). In buying foreign securities, the Fund may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such foreign currency as an investment.

     o RISKS OF FOREIGN INVESTING. Investing in foreign securities involves special additional risks and considerations not typically associated with investing in securities of issuers traded in the U.S. These include: reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits and obtaining judgments in foreign courts; higher brokerage commission rates than in the U.S.; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; possibilities in some countries of expropriation or nationalization of assets, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and unfavorable differences between the U.S. economy and foreign economies. In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

     o EMERGING MARKET COUNTRIES: Certain developing countries may have relatively unstable governments, economies based on only a few industries that are dependent upon international trade, and reduced secondary market liquidity. Foreign investment in certain emerging market countries is restricted or controlled in varying degrees. In the past, securities in these countries have experienced greater price movement, both positive and negative, than securities of companies located in developed countries. Lower-rated high-yielding emerging market securities may be considered to have speculative elements.

      O U.S. GOVERNMENT OBLIGATIONS. Obligations of U.S. Government agencies or instrumentalities (including mortgage-backed securities) may or may not be guaranteed or supported by the "full faith and credit" of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others, by discretionary authority of the U.S. Government to purchase the agencies' obligations; while others are supported only by the credit of the instrumentality. All U.S. Treasury obligations are backed by the full faith and credit of the United States. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. The Fund will invest in U.S. Government securities of such agencies and instrumentalities only when the Manager is satisfied that the credit risk with respect to such instrumentality is minimal.

      o MONEY MARKET SECURITIES. As stated in the Prospectus, the Fund typically invests a part of its assets in money market securities, and may invest up to 100% of its total assets in money market securities for temporary defensive purposes. Money market securities in which the Fund may invest include the following:

      o TIME DEPOSITS AND VARIABLE RATE NOTES. The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties. However, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the 15% limit on illiquid investments set forth in the Prospectus for the Fund.

      The commercial paper obligations which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus for the Fund, there is no limitation on the type of issuer from whom these notes will be purchased. However, in connection with such purchase and on an ongoing basis, OpCap Advisors (the "Sub-Adviser") will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. The Fund will not invest more than 5% of its total assets in variable rate notes. Variable rate notes are subject to the Fund's investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

      o INSURED BANK OBLIGATIONS. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $100,000. The Fund may, within the limits set forth in the Prospectus, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank. If the principal amount and accrued interest together exceed $100,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees deter mines that a readily available market exists for such obligations, the Fund will treat such obligations as subject to the 15% limit for illiquid investments set forth in the Prospectus for the Fund unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

      o CONVERTIBLE SECURITIE The Fund may invest in fixed-income securities which are convertible into common stock. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

      To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objectives.

      o INVESTMENT RISKS OF FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risks: credit risk and interest rate risk. Credit risk relates to the ability of the issuer to meet interest or principal payments on a security as they become due. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting solely from the inverse relationship between price and yield of outstanding fixed-income securities. An increase in prevailing interest rates will generally reduce the market value of already-issued fixed-income investments, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater changes in their prices from changes in interest rates than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities after the Fund buys them will not affect the interest payable on those securities, nor the cash income from such securities. However, those price fluctuations will be reflected in the valuations of these securities and therefore the Fund's net asset values.

      o LOWER-GRADE SECURITIES. As stated in the Prospectus, the Fund may invest up to 25% of its net assets in bonds rated below Baa3 by Moody's or BBB- by Standard & Poor's (commonly known as "high yield" or "junk bonds"). The Manager will not rely solely on the ratings assigned by rating services and may invest, without limit, in unrated securities which offer, in the opinion of the Manager, yields and risks comparable to those of rated securities in which the Fund may invest.

      Some of the principal risks of high yield securities include: (i) limited liquidity and secondary market support, (ii) substantial market price volatility resulting from changes in prevailing interest rates, (iii) subordination of the holder's claims to the prior claims of banks and other senior lenders in bankruptcy proceedings, (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates, whereby the holder might receive redemption proceeds at times when only lower-yielding portfolio securities are available for investment, (v) the possibility that earnings of the issuer may be insufficient to meet its debt service, and (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn. Some high yield bonds pay interest in kind rather than in cash.

      As a result of the limited liquidity of high yield securities, their prices have at times experienced significant and rapid decline when a significant number of holders of high yield securities simultaneously decided to sell them. A decline is also likely in the high yield bond market during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield securities and adversely affect the value of outstanding securities and the ability of the issuers to repay principal and interest. In addition, in recent years there have been several Congressional attempts to limit the use or limit tax and other advantages of high yield bonds. If enacted, such proposals could adversely affect the value of these securities and consequently the Fund's net asset value per share. For example, federally insured savings and loan associations have been required to divest their investments in high yield securities.

     O WARRANTS AND RIGHTS. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

      O INVESTING IN SMALL, UNSEASONED COMPANIES. The securities of small, unseasoned companies may have a limited trading market, which may adversely affect the Fund's ability to sell them and can reduce the price the Fund might be able to obtain for them. If other investors holding the same securities as the Fund sell them when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained, because of the thinner market for such securities.

      o BORROWING. From time to time, the Fund may increase its ownership of securities by borrowing from banks on a unsecured basis and investing the borrowed funds, subject to the restrictions stated in the Prospectus. Any such borrowing will be made only from banks, and pursuant to the requirements of the Investment Company Act, will be made only to the extent that the value of that Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings as set forth in the Investment Company Act including the proposed borrowing and amounts covering the Fund's obligations under "forward roll" transactions. If the value of the Fund's assets so computed should fail to meet the 300% asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Borrowing for investment increases both investment opportunity and risk. Since substantially all of the Fund's assets fluctuate in value, but borrowing obligations are fixed, when the Fund has outstanding borrowings, its net asset value per share correspondingly will tend to increase and decrease more when portfolio assets fluctuate in value than otherwise would be the case.

OTHER INVESTMENT TECHNIQUES AND STRATEGIES

     o WHEN-ISSUED SECURITIES. The Fund may take advantage of offerings of eligible portfolio securities on a "when-issued" basis where delivery of and payment for such securities takes place sometime after the transaction date on terms established on such date. Normally, settlement on U.S. Government securities takes place within ten days. The Fund only will make when-issued commitments on eligible securities with the intention of actually acquiring the securities. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued commitments will not be made if, as a result, more than 15% of the net assets of the Fund would be so committed.

      o REPURCHASE AGREEMENTS. The Fund may acquire securities subject to repurchase agreements for liquidity purposes to meet anticipated redemptions, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of purchases of portfolio securities.

      In a repurchase transaction, the Fund purchases a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank or the U.S. branch of a foreign bank having total domestic assets of at least $1 billion or a broker-dealer with a net worth of at least $50 million and which has been designated a primary dealer in government securities) that must meet credit requirements set by the Trust's Board of Trustees from time to time for delivery on an agreed-on future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

      The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid assets of any type including equity and debt securities of any grade having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline more than or appreciate less than the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities and the Fund's use of the proceeds of the reverse repurchase agreements may effectively be restricted pending such decisions. Reverse repurchase agreements create leverage, a speculative factor, and will be considered borrowings for purposes of the Fund's limitation on borrowing.

     O ILLIQUID AND RESTRICTED SECURITIES. To enable the Fund to sell restricted securities not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund, if such registration is required before such securities may be sold publicly. When registration must be arranged because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the securities and the time the Fund would be permitted to sell them. The Fund would bear the risks of any downward price fluctuation during that period. The Fund may also acquire, through private placements, securities having contractual restrictions on their resale, which might limit the Fund's ability to dispose of such securities and might lower the amount realizable upon the sale of such securities. Illiquid securities include repurchase agreements maturing in more than seven days, or certain participation interests other than those with puts exercisable within seven days.

      The Fund has percentage limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Trustees of the Trust or by the Sub-Adviser under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holding of that security may be deemed to be illiquid.

      O LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral on each business day must at least equal the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.
      o HEDGING WITH OPTIONS AND FUTURES CONTRACTS. The Fund may employ one or more types of Hedging Instruments for the purposes described in the Prospectus. When hedging to attempt to protect against declines in the market value of the Fund's portfolio, or to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund may: (i) sell Stock Index Futures,
(ii) buy puts or (iii) write covered calls (as described in the Prospectus). When hedging to establish a position in the equity securities markets as a temporary substitute for the purchase of individual equity securities the Fund may: (i) buy Stock Index Futures, or (ii) buy calls on Stock Index Futures, securities indices or securities. Normally, the Fund would then purchase the equity securities and terminate the hedging portion.

      The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's investment activities in the underlying cash market. In the future, the Fund may employ hedging instruments and strategies that are not presently contemplated but which may be subsequently developed, to the extent such investment methods are consistent with the Fund's investment objective, and are legally permissible and disclosed in the Prospectus. Additional information about the hedging instruments the Fund may use is provided below.

      o WRITING CALL OPTIONS. As described in the Prospectus, the Fund may write covered calls. When the Fund writes a call on an investment, it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying investment) regardless of market price changes during the call period. To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call the Fund has written is more or less than the price of the call the Fund subsequently purchased. A profit may also be realized if the call lapses unexercised because the Fund retains the underlying investment and the premium received. Those profits are considered short-term capital gains for Federal income tax purposes, as are premiums on lapsed calls, and when distributed by the Fund are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to the lack of a market, it would have to hold the callable investment until the call lapsed or was exercised.

      The Fund may also write calls on Futures without owning a futures contract or deliverable securities, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar value of deliverable securities or liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Future. In no circumstances would an exercise notice as to a Future put the Fund in a short futures position.

      o WRITING PUT OPTIONS. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to the Fund as writing a covered call. The premium the Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium less transaction costs. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

      When writing put options, to secure its obligation to pay for the underlying security, the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the exchange or broker-dealer through whom such option was sold, requiring the Fund to exchange currency at the specified rate of exchange or to take delivery of the underlying security against payment of the exercise price. The Fund may have no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

      The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As above for writing covered calls, any and all such profits described herein from writing puts are considered short-term capital gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

      o PURCHASING PUTS AND CALLS. The Fund may purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. In purchasing a call, the Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the exercise price, transaction costs, and the premium paid, and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment. When the Fund purchases a call on a stock index, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund.

      When the Fund purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns (a "protective put") enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration and the Fund will lose the premium payment and the right to sell the underlying investment. However, the put may be sold prior to expiration (whether or not at a profit).

      Puts and calls on broadly-based stock indices or Stock Index Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements of individual securities or futures contracts.
 When the Fund buys a
call on a stock index or Stock Index Future, it pays a premium. If the Fund exercises the call during the call period, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the stock index or Future upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the call and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When the Fund buys a put on a stock index or Stock Index Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver cash to the Fund to settle the put if the closing level of the stock index or Stock Index Future upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

      When the Fund purchases a put on a stock index, or on a Stock Index Future not owned by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities the Fund holds. The Fund can either resell the put or, in the case of a put on a Stock Index Future, buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price, and as a result the put is not exercised, the put will become worthless on the expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

      The Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a call, put or an underlying investment in connection with the exercise of a put or call. Those commissions may be higher than the commissions for direct purchases or sales of the underlying investments.

      Premiums paid for options are small in relation to the market value of the underlying investments and, consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

      o STOCK INDEX FUTURES. As described in the Prospectus, the Fund may invest in Stock Index Futures only if they relate to broadly-based stock indices. A stock index is considered to be broadly-based if it includes stocks that are not limited to issuers in any particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and fluctuates with the changes in the market value of those stocks. Stock indices cannot be purchased or sold directly.

      Stock index futures are contracts based on the future value of the basket of securities that comprise the underlying stock index. The contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction or to enter into an offsetting contract. No physical delivery of the securities underlying the index is made on settling the futures obligation. No monetary amount is paid or received by the Fund on the purchase or sale of a Stock Index Future. Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment, in cash or U.S. Treasury bills, with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under certain specified conditions. As the Future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis.

      At any time prior to the expiration of the Future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the Future for tax purposes. Although Stock Index Futures by their terms call for settlement by the delivery of cash, in most cases the settlement obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

      o REGULATORY ASPECTS OF HEDGING INSTRUMENTS. The Fund is required to operate within certain guidelines and restrictions with respect to its use of futures and options thereon as established by the Commodities Futures Trading Commission ("CFTC"). In particular, the Fund is excluded from registration as a "commodity pool operator" if it complies with the requirements of Rule 4.5 adopted by the CFTC. Under this Rule, the Fund is not limited regarding the percentage of its assets committed to futures margins and related options premiums subject to a hedge position. However, under the Rule the Fund must limit its aggregate initial futures margins and related options premiums to 5% or less of the Fund's total assets for hedging strategies that are considered bona fide hedging strategies under the Rule. Under the Rule the Fund also must use short future and options on futures positions solely for bona fide hedging purposes within the meaning and intent of applicable provisions of the Commodity Exchange Act.

     Transactions in options by the Fund are subject to limitations established by option exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on Futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Due to requirements under the Investment Company Act, when the Fund purchases a Stock Index Future, the Fund will maintain, in a segregated account or accounts with its custodian, cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

     o ADDITIONAL INFORMATION ABOUT HEDGING INSTRUMENTS AND THEIR USE. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written options traded on exchanges or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the option or upon the Fund's entering into a closing transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

      When the Fund writes an over-the-counter("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which the Fund would have the absolute right to repurchase that OTC option. That formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the extent to which the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of the limit on its assets that may be invested in the illiquid securities, stated in the Prospectus) the mark-to-market value of any OTC option held by it unless the option is subject to a buy-back agreement by the executing broker. The SEC is evaluating whether OTC options should be considered liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

     The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise by the Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

o TAX ASPECTS OF COVERED CALLS AND HEDGING  INSTRUMENTS.  The Fund
intends to qualify as a "regulated investment company" although there is no guarantee that it will qualify under the Internal Revenue Code. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax).

      Certain foreign currency exchange contracts ("Forward Contracts") in which the Fund may invest are treated as "section 1256 contracts." Gains or losses relating to section 1256 contracts generally are characterized under the Internal Revenue Code as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from certain section 1256 contracts (including Forward Contracts) generally are treated as ordinary income or loss. In addition, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt these transactions from this marked-to-market treatment.

      Certain Forward Contracts entered into by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent such loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition foreign currency forward contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contract and the date of the disposition also are treated as an ordinary gain or loss. Currency gains and losses are offset against market gains and losses on each trade before determining a net "section 988" gain or loss under the Internal Revenue Code, which may ultimately increase or decrease the amount of the Fund's investment company income available for distribution to its shareholders.

      o ADDITIONAL RISK FACTORS IN HEDGING. In addition to the risks with respect to options discussed in the Prospectus and above, there is a risk in using short hedging by (i) selling Stock Index
Futures or (ii) purchasing puts on stock indices or Stock Index Futures to attempt to protect against declines in the value of the Fund's equity securities. The risk is that the prices of Stock Index Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's equity securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

      The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the equity securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of equity securities being hedged if the historical volatility of the prices of the equity securities being hedged is more than the historical volatility of the applicable index. It is also possible that if the Fund has used hedging instruments in a short hedge, the market may advance and the value of equity securities held in the Fund's portfolio may decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of equity securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      If the Fund uses hedging instruments to establish a position in the equities markets as a temporary substitute for the purchase of individual equity securities (long hedging) by buying Stock Index Futures and/or calls on such Futures, on securities or on stock indices, it is possible that the market may decline. If the Fund then concludes not to invest in equity securities at that time because of concerns as to a possible further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the equity securities purchased.

OTHER INVESTMENT RESTRICTIONS

     The Fund's most significant investment restrictions are set forth in the Prospectus. There are additional investment restrictions that the Fund must follow that are also fundamental policies. Fundamental policies and the Fund's investment objective cannot be changed without the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a majority vote is defined as the vote of the holders of the lesser of: (i) 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

      Under these additional restrictions, the Fund cannot:

      o Invest in real estate or interests in real estate (including limited partnership interests), but may purchase readily marketable securities of companies holding real estate or interests therein;

      o Underwrite securities of other companies, except insofar as it might be deemed to be an underwriter for purposes of the Securities Act of 1933 in the resale of any securities held in its own portfolio (except that the Fund may in the future invest all of its investable assets in an open-end management investment company with substantially the same investment objective and restrictions as the Fund);

      o Mortgage, hypothecate or pledge any of its assets;

      o Invest or hold securities of any issuer if the Officers and Trustees of the Fund or its Manager or Sub-Adviser owning individually more then 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer; or

      o Invest in companies for the primary purpose of acquiring control or management thereof (except that the Fund may in the future invest all of its investable assets in an open-end management investment company with substantially the same investment objective and restrictions as the Fund);

      o invest in physical commodities or physical commodity contracts; however, the Fund may: (i) buy and sell hedging instruments to the extent specified in its Prospectus from time to time, and (ii) buy and sell options, futures, securities or other instruments backed by, or the investment return from which is linked to changes in the price of, physical commodities; or

      o Write, purchase or sell puts, calls, or combinations thereof on individual stocks, but may purchase or sell exchange traded put and call options on stock indices to protect the Fund's assets.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The following operating policies of the Fund are not fundamental policies and, as such, may be changed by vote of a majority of the Board of Trustees without shareholder approval. These additional restrictions provide that the Fund cannot:

      o purchase securities on margin, or make short sales of securities;

      o make loans to any person or individual (except that portfolio securities may be loaned within the limitations set forth in the Prospectus); or

      o invest in interests in oil, gas or other mineral exploration or development programs or leases.

      For  purposes  of the  Fund's  policy  not to  concentrate  its  assets as described in the Prospectus, the Fund has adopted, as a matter of non-fundamental policy, the corporate industry classifications set forth in Appendix A to this Statement of Additional Information. The percentage restrictions described above and in the Prospectus apply only at the time of investment and require no action by the Fund as a result of subsequent changes in relative values.

HOW THE FUND IS MANAGED

ORGANIZATION AND HISTORY. The Fund is one of four portfolios of the Trust, a Massachusetts business trust named Oppenheimer Quest For Value Funds. This Statement of Additional Information may be used with the Fund's Prospectus only to offer shares of the Fund.

      The Trustees are authorized to create new series and classes of series. The Trustees may reclassify unissued shares of the Trust or its series or classes into additional series or classes of shares. The Trustees may also divide or combine the shares of a class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy.

      As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

      The Trust's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.


TRUSTEES AND OFFICERS OF THE TRUST. The Trust's Trustees and officers, and the Fund's portfolio manager (who is not an officer), are listed below, together with principal occupations and business affiliations during the past five years. The address of each is Two World Trade Center, New York, New York 10048, except as noted. All of the Trustees are directors or trustees of Oppenheimer Quest For Value Funds (Oppenheimer Quest Opportunity Value Fund, Oppenheimer Quest Growth & Income Value Fund, Oppenheimer Quest Small Cap Value Fund and Oppenheimer
Quest Officers Value Fund), Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc. and Oppenheimer Quest Capital Value Fund, Inc. (collectively, the "Oppenheimer Quest Funds"), Rochester Portfolio Series - Limited-Term New York Municipal Fund, Bond Fund Series -Oppenheimer Bond Fund For Growth and Rochester Fund Municipals (collectively, the "Oppenheimer Rochester Funds") and Oppenheimer MidCap Fund. As of January 2, 1998, the
Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of the Fund. The foregoing does not include shares held of record by an employee benefit plan for employees of the Manager for which one of the officers listed below, Mr. Donohue, is a trustee, other than the shares beneficially owned under that plan by officers of the Fund listed below.


BRIDGET A. MACASKILL,CHAIRMAN OF THE BOARD OF TRUSTEES AND PRESIDENT(1); Age: 49 President (since June 1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Manager; President and director (since June 1991) of HarbourView Asset Management Corporation ("HarbourView"), a subsidiary of the Manager; Chairman and a director of Shareholder Services, Inc. ("SSI") (since August 1994) and Shareholder Financial Services, Inc. ("SFSI") (September 1995), transfer agent subsidiaries of the Manager; President (since September 1995) and a director (since October 1990) of Oppenheimer Acquisition Corp. ("OAC"), the Manager's parent holding company; President (since September
1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July 1996); President and a director (since October 1997) of OppenheimerFunds International Ltd. ("OFIL"), an offshore fund manager subsidiary of the Manager and Oppenheimer Millennium Funds plc (since October 1997); President and a director of other Oppenheimer funds; a director of the NASDAQ Stock Market, Inc. and of Hillsdown Holdings plc (a U.K. food company); formerly an Executive Vice President of the Manager.


PAUL Y. CLINTON, TRUSTEE;  AGE: 66
39 Blossom Avenue, Osterville, Massachusetts 02655

Principal of Clinton Management Associates (financial and venture capital consulting firm); Trustee of Capital Cash Management Trust (money-market fund) and Narragansett Tax-Free Fund (tax-exempt bond fund); Director of OCC Cash Reserves, Inc. and Trustee of OCC Accumulation Trust, (both open-end investment companies). Formerly: Director, External Affairs, Kravco Corporation, ( national real estate owner and property management corporation); President of Essex Management Corporation (management consulting company); a general partner of Capital Growth Fund (venture capital partnership); a general partner of Essex Limited Partnership ( investment partnership); President of Geneve Corp. (venture capital fund); Chairman of Woodland Capital Corp. (small business investment company); and Vice President of W.R. Grace & Co.


___________________
1Trustee who is an "interested person" (as deined in the Investment Company
Act) of the Fund and the Trust.

THOMAS W. COURTNEY, TRUSTEE; AGE: 64
833 Wyndemere Way, Naples, Florida 34105
Principal of Courtney Associates, Inc. (venture capital firm); former General Partner of Trivest Venture Fund (private venture capital fund); Trustee of Cash Assets Trust, (money market fund); Director of OCC Cash Reserves, Inc., and Trustee of OCC Accumulation Trust, both open-end investment companies); Trustee of Hawaiian Tax-Free Trust and Tax Free Trust of Arizona, (both tax-exempt bond funds); Director of several privately owned corporations. Formerly President of Investment Counseling Federated Investors, Inc.; former President of Boston Company Institutional Investors; Director of Financial Analysts Federation.

LACY B. HERRMANN, TRUSTEE; AGE: 68
380 Madison Avenue, Suite 2300, New York, New York 10017
Chairman and Chief Executive Officer of Aquila Management Corporation (sponsoring organization and Administrator and/or Sub-Adviser to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Aquila Cascadia Equity Fund, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narragansett Insured Tax-Free Income Fund, Tax-Free Fund For Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax-Free Trust, and Aquila Rocky Mountain Equity Fund); Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc., distributor of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT"), and an Officer and Trustee/Director of its predecessors; President and Director of STCM Management Company, Inc. (sponsor and adviser to CCMT; Chairman, President and a Director of InCap Management Corporation (formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves); Director of OCC Cash Reserves, Inc., and Trustee of OCC Accumulation Trust (both open-end investment companies); Trustee Emeritus of Brown University.


GEORGE LOFT, TRUSTEE; AGE: 82
51 Herrick Road, Sharon, Connecticut 06069

Private Investor; Director of OCC Cash Reserves, Inc. and Trustee of OCC Accumulation Trust (both open-end investment companies).

ROBERT C. DOLL, JR., VICE PRESIDENT; AGE: 43
Executive Vice President and Director of the Manager (since January 1993) ; Executive Vice President of HarbourView (since January 1993); Vice President and a director of OAC (since September 1995); an officer of other Oppenheimer funds.

JEFFREY C. WHITTINGTON, PORTFOLIO MANAGER; AGE 40
One World Financial Center, 200 Liberty Street, New York, New York 10281 Senior Vice President of Oppenheimer Capital; formerly a portfolio manager at Neuberger & Berman and prior thereto, a portfolio manager at Oppenheimer & Co., Inc.

ANDREW J. DONOHUE, SECRETARY; AGE: 47
Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a Director  (since  September  1995) of the  Manager;  Executive  Vice
President (since September 1993), and a director (since January 1992) of OppenheimerFunds Distributor, Inc. (the "Distributor"); Executive Vice
President, General Counsel and a director of HarbourView, SSI, SFSI and Oppenheimer Partnership Holdings, Inc. since (September 1995) and MultiSource Services, Inc. (a broker-dealer) (since December 1995); President and a director of Centennial Asset Management Corporation ("Centennial") (since September
1995); President and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April
1997) of OAC; Vice President of OFIL and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

GEORGE C. BOWEN, TREASURER; AGE: 61
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President (since September 1987) and Treasurer (since March 1985) of the Manager; Vice President (since June 1983) and Treasurer (since March 1985) of the Distributor; Vice President (since October 1989) and Treasurer (since April 1986) of HarbourView; Senior Vice President (since February 1992), Treasurer (since July 1991) and a director (since December 1991) of Centennial; President, Treasurer and a director of Centennial Capital Corporation (since June 1989); Vice President and Treasurer (since August 1978) and Secretary (since April 1981) of SSI; Vice President, Treasurer and Secretary of SFSI (since November 1989); Treasurer of OAC (since June 1990); Treasurer of Oppenheimer Partnership Holdings, Inc. (since November 1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (since July 1996); Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc., a broker-dealer (since December 1995); an officer of other Oppenheimer funds.

ROBERT BISHOP, ASSISTANT TREASURER; AGE: 39
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

SCOTT T. FARRAR, ASSISTANT TREASURER; AGE: 32
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds;
formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

ROBERT G. ZACK, ASSISTANT SECRETARY; AGE: 49
Senior Vice President (since May 1985) and Associate  General Counsel (since May
1981) of the Manager, Assistant Secretary of SSI (since May 1985), and SFSI (since November 1989); Assistant Secretary of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

      o REMUNERATION OF TRUSTEES. All officers of the Trust and Ms. Macaskill, a Trustee, are officers or directors of the Manager and receive no salary or fee from the Fund. The remaining Trustees of the Trust received the total amounts shown below from (i) the Fund during its fiscal year ended October 31, 1997 and
(ii) other investment companies (or series thereof) managed by the Manager and/or the Sub-Adviser paid during the calendar year ended December 31, 1997.

                                   PENSION OR
                                   RETIREMENT
                      AGGREGATE       BENEFITS      ESTIMATED      TOTAL
                      COMPENSATION    ACCRUED AS    ANNUAL         COMPENSATION
                      FROM THE        PART OF FUND  BENEFITS UPON  FROM FUND
NAME OF PERSON        FUND            EXPENSES      RETIREMENT     COMPLEX(1)


Paul Y. Clinton       $2,767          None          None           $68,379
Thomas W. Courtney    $2,767          None          None           $68,379
Lacy B. Herrmann      $2,491          None          None           $63,154
George Loft           $2,767          None          None           $68,379


(1) For the purpose of the chart above, "Fund Complex" includes the Oppenheimer Quest Funds (including the Fund), the Oppenheimer Rochester
Funds, Oppenheimer MidCap Fund and three other funds advised by the Sub-Adviser (the "Sub-Adviser Funds"). For these purposes, each series constitutes a separate fund. Messrs. Clinton and Courtney served as directors or trustees of two Sub- Adviser Funds, for which they are to receive $49,250 and $49,250, respectively, and Messrs. Herrmann and Loft served as a directors or trustees of three Sub-Adviser Funds, for which they are to receive $45,388 and $50,688, respectively. Effective April 1997, Messrs. Herrmann and Loft resigned as trustees from the third Sub-Adviser fund.

DEFERRED COMPENSATION PLAN. The Board of Trustees has adopted a Deferred Compensation plan for disinterested Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may, without shareholder approval, invest in the funds selected by the Trustee under the plan for the limited purpose of determining the value of the Trustee's deferred fee account.

o MAJOR SHAREHOLDERS. Although the Fund is authorized to issue three classes of shares, currently only Class A shares have been issued and are outstanding. As of January 2, 1998, no person owned of record or was known by the Fund to own beneficially 5% or more of the Fund's Class A shares except: CIBC Oppenheimer Capital (Accumulation Plan Omnibus Account), Oppenheimer Tower, 1 World Financial Center, New York, New York 10281-1003 which owned of record 204,284.917 Class A shares (approximately 38.03% of the Class A shares then outstanding).


THE MANAGER AND ITS AFFILIATES. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom also serve as officers of the Trust and one of whom (Ms. Macaskill) also serves as an officer and a Trustee of the Trust.

The Manager and the Trust have a Code of Ethics. In addition to having its own Code of Ethics, the Sub-Adviser is obligated to report to the Manager any violations of the Sub-Adviser's Code of Ethics relating to the Fund. The Code of Ethics is designed to detect and prevent improper personal trading by certain employees, including the Fund's portfolio manager, who is an employee of the Sub-Adviser, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

     o PORTFOLIO MANAGEMENT. The Portfolio Manager of the Fund is Jeffrey C. Whittington, who is principally responsible for the day-to-day management of the Fund's portfolio. Mr. Whittington's background is described in the Prospectus under "Portfolio Manager".

      o THE INVESTMENT ADVISORY AGREEMENT. The Manager acts as investment adviser to the Fund pursuant to the terms of an Investment Advisory Agreement dated May 27, 1997, as amended on October 22, 1997, which replaced the investment advisory agreement dated as of November 22, 1995. The Investment Advisory Agreement was approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act) and who have no direct or indirect financial interest in such agreement on February 4, 1997 and by the shareholders of the Fund at a meeting held for that purpose on May 6, 1997. The Sub-Adviser previously served as the Fund's investment adviser from the Fund's inception (November 8, 1994) to November 22, 1995.

      Under the Investment Advisory Agreement, the Manager acts as the investment adviser for the Fund and supervises the investment program of the Fund. The Investment Advisory Agreement provides that the Manager will provide administrative services for the Fund, including completion and maintenance of records, preparation and filing of reports required by the Securities and Exchange Commission, reports to shareholders, and composition of proxy statements and registration statements required by Federal and state securities laws. The Manager will furnish the Fund with office space, facilities and equipment and arrange for its employees to serve as officers of the Trust. The administrative services to be provided by the Manager under the Investment Advisory Agreement will be at its own expense, except that the Fund will pay the Manager an annual fee for calculating the Fund's daily net asset value at an annual rate of $6,000, plus reimbursement for out-of-pocket expenses.


      Expenses not assumed by the Manager under the Investment Advisory Agreement or paid by the Distributor under the General Distributor's Agreement will be paid by the Fund. Expenses with respect to the Trust's four portfolios, including the Fund, are allocated in proportion to the net assets of the respective portfolio, except where allocations of direct expenses could be made. Certain expenses are further allocated to certain classes of shares of a series as explained in the Prospectus and under "How to Buy Shares," below. The Investment Advisory Agreement lists examples of expenses paid by the Fund, including interest, taxes, brokerage commissions, insurance premiums, fees of non-interested Trustees, legal and audit expenses, transfer agent and custodian expenses, share issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation. For the fiscal period November 22, 1995 (when the Manager became the investment adviser to the Fund) to October 31, 1996 (the "Fiscal Period") and the fiscal year ended October 31, 1997, the Fund paid to the Manager $58,216 and $60,074 respectively, in management fees. During the Fiscal Period and the fiscal year ended October 31, 1997, the Fund also paid or accrued accounting service fees to the Manager in the amount of $5,633 and $5,987, respectively.

      The Investment Advisory Agreement contains no expense limitation. However, independently of the Agreement, effective August 1, 1996, the Manager voluntarily agreed to waive that portion of its management fee equal to what the Manager would have been required to pay the Sub-Adviser under the Subadvisory Agreement described below. As a result of this fee waiver, the effective management fee rates for the Fiscal Period and the fiscal year ended October 31, 1997 were 0.87% and 0.66%, respectively.


      Pursuant to this undertaking, the Manager's fee at the end of any month will be reduced or eliminated such that there will not be any accrued but unpaid liability under this fee waiver. The Manager reserves the right to terminate or amend the undertaking at any time. The Fund's overall expense ratio would be reduced and its total return increased during any period in which fees were waived.

     The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duty, or reckless disregard for its obligations and duties under the advisory agreement, the Manager is not liable for any loss resulting from good faith errors or omissions on its part with respect to any of its duties thereunder. The Investment Advisory Agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" or "Quest For Value" in connection with its other investment companies for which it may act as an investment adviser or general distributor. If the Manager shall no longer act as investment adviser to a Fund, the right of the Fund to use "Oppenheimer" or "Quest For Value" as part of its name may be withdrawn.

      The Investment Advisory Agreement provides that the Manager may enter into sub-advisory agreements with other affiliated or unaffiliated registered investment advisers in order to obtain specialized services for the Funds provided that the Fund is not required to pay any additional fees for such services. The Manager has retained the Sub-Adviser pursuant to a separate Subadvisory Agreement, dated as of November 5, 1997, with respect to the Fund, described below, which replaced the Subadvisory Agreement dated as of November 22, 1995.

o FEES PAID UNDER THE PRIOR INVESTMENT ADVISORY AGREEMENT. The Sub-Adviser served as investment adviser to the Fund from its inception until November 22, 1995. Under the prior Investment Advisory Agreement, the total advisory fees accrued or paid by the Fund were $28,182 for the fiscal period from November 8, 1994 to October 31 1995, and $2,324 for the fiscal period November 1, 1995 to November 22, 1995 (the "Interim PeNo amounts were payable by the Fund for the period from November 8, 1994 to October 31, 1995 and the Interim Period for accounting services fees.

o THE SUBADVISORY AGREEMENT. The Subadvisory Agreement provides that the Sub-Adviser shall regularly provide investment advice with respect to the Fund and invest and reinvest cash, securities and the property comprising the assets of the Fund. Under the Subadvisory Agreement, the Sub- Adviser agrees not to change the Portfolio Manager of the Fund without the written approval of the Manager and to provide assistance in the distribution and marketing of the Fund. The Subadvisory Agreement was approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act) and who have no direct or indirect financial interest in such agreement, on February 28, 1997 and by the shareholders of the Fund at a meeting held for that purpose on May 6, 1997.

      Under the Subadvisory Agreement, the Manager will pay the Sub-Adviser an annual fee payable monthly, based on the average daily net assets of the Fund, equal to 40% of the investment advisory fee collected by the Manager from the Fund based on the total net assets of the Fund as of November 22, 1995 (the "Base Amount") plus 30% of the investment advisory fee collected by the Manager based on the total net assets of the Fund that exceed the Base Amount. Effective August 1, 1996, the Sub-Adviser voluntarily agreed to waive its subadvisory fee.

      The Subadvisory Agreement provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties or obligations, the Sub-Adviser shall not be liable to the Manager for any act or omission in the course of or connected with rendering services under the Subadvisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.


            The Sub-Adviser is a majority owned subsidiary of Oppenheimer Capital, a registered investment advisor, whose employees perform all investment advisory services provided to the Fund by the Sub-Adviser. On November 4, 1997, PIMCO Advisors L.P. ("PIMCO Advisors"), a registered investment adviser with $125 billion in assets under management through various subsidiaries and affiliates, acquired control of Oppenheimer Capital and the Sub-Adviser. On November 5, 1997, the new Sub-advisory Agreement between the Sub-Adviser and the Manager became effective. On November 30, 1997, Oppenheimer Capital merged with a subsidiary of PIMCO Advisors and, as a result, Oppenheimer Capital and the Sub-Adviser became indirect wholly-owned subsidiaries of PIMCO Advisors. PIMCO Advisors has two general partners: PIMCO Partners, G.P., a California general partnership ("PIMCO GP"), and PIMCO Advisors Holdings L.P. (formerly Oppenheimer Capital, L.P.), an NYSE-listed Delaware limited partnership of which PIMCO GP is the sole general partner.

     PIMCO GP beneficially owns or controls (through its general partner interest in Oppenheimer Capital, L.P.) greater than 80% of the units of limited partnership ("Units") of PIMCO Advisors. PIMCO GP has two general partners. The first of these is Pacific Investment Management Company, a wholly-owned subsidiary of Pacific Financial Asset Management Company, which is a direct subsidiary of Pacific Life Insurance Company ("Pacific Life").


     The managing general partner of PIMCO GP is PIMCO Partners L.L.C. ("PPLLC"), a California limited liability company. PPLLC's members are the Managing Directors (the "PIMCO Managers") of Pacific Investment Management Company, a subsidiary of PIMCO Advisors (the "PIMCO Subpartnership"). The PIMCO Managers are: William H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich, III, Brent R. Harris, John L. Hague, William S. Thompson Jr., William
C. Powers, David H. Edington, Benjamin Trosky, William R. Benz, II and Lee R. Thomas, III.


      PIMCO Advisors is governed by a Management Board, which consists of sixteen members, pursuant to a delegation by its general partners. PIMCO GP has the power to designate up to nine members of the Management Board and the PIMCO Subpartnership, of which the PIMCO Managers are the Managing Directors, has the power to designate up to two members. In addition, PIMCO GP, as the controlling general partner of PIMCO Advisors, has the power to revoke the delegation to the Management Board and exercise control of PIMCO Advisors. As a result, Pacific Life and/or the PIMCO Managers may be deemed to control PIMCO Advisors. Pacific Life and the PIMCO Managers disclaim such control.

      o THE DISTRIBUTOR. Under a General Distributor's Agreement with the Trust dated as of November 22, 1995, the Distributor acts as the Fund's principal underwriter in the continuous public offering of Class A, Class B and Class C shares of the Fund but is not obligated to sell a specific number of shares. To date, Class B and Class C shares have not been issued. Expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders, are borne by the Distributor. During the Fund's fiscal year ended October 31, 1997, the aggregate amount of sales charges on sales of the Fund's Class A shares was $1,822, of which the Distributor and affiliated brokers retained. For additional information about distribution of the Fund's shares and the expenses connected with such activities, please refer to "Distribution and Service Plans" below.


      o THE TRANSFER AGENT. OppenheimerFunds Services acts as the Fund's Transfer Agent pursuant to a Transfer Agency and Service Agreement dated November 22, 1995. Pursuant to the Agreement, the Transfer Agent is responsible for maintaining the Fund's shareholder registry and shareholder accounting records and for shareholder servicing and administrative functions. As compensation therefor, the Fund is obligated to pay the Transfer Agent an annual maintenance fee for each Fund shareholder account and reimburse the Transfer Agent for its out of pocket expenses.

      o SHAREHOLDER SERVICING AGENT FOR CERTAIN SHAREHOLDERS. Unified Management Corporation (1-800-346-4601) is the shareholder servicing agent of the Fund for former shareholders of the AMA Family of Funds and clients of AMA Investment Advisers, Inc. (which had been the investment adviser of AMA Family of Funds) who acquire shares of any Oppenheimer Quest Fund, and for (i) former shareholders of the Unified Funds and Liquid Green Trusts, (ii) accounts which participated or participate in a retirement plan for which Unified Investment Advisers, Inc. or an affiliate acts as custodian or trustee, (iii) accounts which have a Money Manager brokerage account, and (iv) other accounts for which Unified Management Corporation is the dealer of record.

BROKERAGE POLICIES OF THE FUND

BROKERAGE PROVISIONS OF THE INVESTMENT ADVISORY AND SUBADVISORY AGREEMENT. The Investment Advisory Agreement contains provisions relating to the selection of broker-dealers ("brokers") for the Fund's portfolio transactions. The Manager and the Sub-Adviser may use such brokers as may, in their best judgment based on all relevant factors, implement the policy of the Fund to achieve best execution of portfolio transactions. While the Manager need not seek advance competitive bidding or base its selection on posted rates, it is expected to be aware of the current rates of most eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board and the provisions of the Investment Advisory Agreement.

      The Investment Advisory Agreement also provides that, consistent with obtaining the best execution of the Fund's portfolio transactions, the Manager and the Sub-Adviser, in the interest of the Fund, may select brokers other than affiliated brokers, because they provide brokerage and/or research services to the Fund and/or other accounts of the Manager or the Sub-Adviser. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager or the Sub-Adviser that the commissions are reasonable in relation to the services provided, viewed either in terms of that transaction or the Manager's or the Sub-Adviser's overall responsibilities to all its accounts. No specific dollar value need be put on the services, some of which may or may not be used by the Manager or the Sub- Adviser for the benefit of the Fund or other of its advisory clients. To show that the determinations were made in good faith, the Manager or any Sub-Adviser must be prepared to show that the amount of such commissions paid over a representative period selected by the Board was reasonable in relation to the benefits to the Fund. The Investment Advisory Agreement recognizes that an affiliated broker-dealer may act as one of the regular brokers for the Fund provided that any commissions paid to such broker are calculated in accordance with procedures adopted by the Trust's Board of Trustees under applicable rules of the SEC.

      In addition, the Subadvisory Agreement permits the Sub-Adviser to enter into "soft dollar" arrangements through the agency of third parties to obtain services for the Fund. Pursuant to these arrangements, the Sub-Adviser will undertake to place brokerage business with broker-dealers who pay third parties that provide services. Any such "soft dollar" arrangements will be made in accordance with policies adopted by the Board of the Trust and in compliance with applicable law.

DESCRIPTION  OF  BROKERAGE   PRACTICES.   Portfolio  decisions  are  based  upon
recommendations of the portfolio manager and the judgment of the portfolio managers. The Fund will pay brokerage commissions on transactions in listed options and equity securities. Prices of portfolio securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of debt securities purchased from dealers include a spread between the bid and asked prices.

      Transactions may be directed to dealers during the course of an underwriting in return for their brokerage and research services, which are intangible and on which no dollar value can be placed. There is no formula for such allocation. The research information may or may not be useful to one or more of the Fund and/or other accounts of the Manager or the Sub-Adviser; information received in connection with directed orders of other accounts managed by the Manager or the Sub- Adviser or its affiliates may or may not be useful to one or more of the Funds. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Manager or the Sub-Adviser, to make available additional views for consid eration and comparison, and to enable the Manager or the Sub-Adviser to obtain market information for the valuation of securities held in the Fund's assets.

     Sales of shares of the Fund, subject to applicable rules covering the Distributor's activities in this area, will also be considered as a factor in the direction of portfolio transactions to dealers, but only in conformity with the price, execution and other considerations and practices discussed above. The Fund will not purchase any securities from or sell any securities to an affiliated broker-dealer acting as principal for its own account.

     The Sub-Adviser currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Sub-Adviser to cause purchase or sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of each Fund and other client accounts.

      When orders to purchase or sell the same security on identical terms are placed by more than one of the funds and/or other advisory accounts managed by the Sub-Adviser or its affiliates, the transactions are generally executed as received, although a fund or advisory account that does not direct trades to a specific broker ("free trades") usually will have its order executed first. Purchases are combined where possible for the purpose of negotiating brokerage commissions, which in some cases might have a detrimental effect on the price or volume of the security in a particular transaction as far as the Fund is concerned. Orders placed by accounts that direct trades to a specific broker will generally be executed after the free trades. All orders placed on behalf of the Fund are considered free trades. However, having an order placed first in the market does not necessarily guarantee the most favorable price.

      The following table presents information as to the allocation of brokerage commissions paid by the Fund for the fiscal period from November 8, 1994 (commencement of operations) to October 31, 1995 and the fiscal years ended October 31, 1996 and 1997. Prior to
November 3, 1997,
Oppenheimer & Co., Inc. ("OpCo"), a broker-dealer, was an affiliate of the Sub-Adviser.

                                                                        Total    Amount
                                                                           of
                        Total                                           Transactions Where
For the Fiscal          Brokerage         Brokerage Commissions               Brokerage
Commissionsr             Commissions       Paid to Opco                       PAID TO OPCO
Period/Year
ENDED OCTOBER 31        PAID              DOLLAR AMOUNT      %          DOLLAR AMOUNT      %
----------------        ----              --------------                ------------


1995                    $11,593           $ 4,461           38.5%             $2,153,416  39.8%
1996                    $34,368           $13,921           40.5%             $8,359,426  34.3%
1997                    $39,359           $13,558           34.4 %            $4,535,870  20.2%

      During the Fund's fiscal year ended October 31, 1997, $3,255 was paid by the Fund to brokers as commissions in return for research services; the aggregate dollar amount of those transactions was $1,589,791.


PERFORMANCE OF THE FUND

TOTAL RETURN INFORMATION. As described in the Prospectus, from time to time the "average annual total return," "cumulative total return" and "total return at net asset value" of an investment in a class of shares of the Fund may be advertised. An explanation of how these total returns are calculated for each class and the components of those calculations is set forth below.

      The Fund's advertisements of its performance data must, under applicable SEC rules include the average annual total returns for each advertised class of shares of the Fund for the 1, 5, and 10- year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns. The returns of Class A, Class B and Class C shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to the particular class. To date, Class B and Class C shares have not been issued; accordingly, performance information for such classes of shares is not set forth below.

      Total returns for the Fund for the period November 8, 1994 (commencement of operations) to October 31, 1997 and the one year period ended October 31, 1997 reflect the waiver of management fees and distribution expenses as described herein. Without such waivers, the total returns for the Fund for such periods would have been lower. These waivers became effective on August 1, 1996.

      O AVERAGE ANNUAL TOTAL RETURNS. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:


                 1/n
            (ERV)
            (---)   -1 = Average Annual Total Return
            ( P )






      The "average annual total returns" on an investment in Class A shares of the Fund (using the method described above) for the one year period ended October 31, 1997 and for the period from November 8, 1994 (commencement of operations) to October 31, 1997 were (4.28%) and 17.01%, respectively.


      o CUMULATIVE TOTAL RETURNS. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

               ERV   -   P
               ____           = Total Return

               P

      In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). Prior to November 24, 1995, the maximum initial sales charge on Class A shares was 5.50%. For Class B shares, the payment of the applicable contingent deferred sales charge (5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% for the fifth year, 1.0% for the sixth year, and none thereafter) is applied to the investment result for the period shown (unless the total return is shown at net asset value, as described below). For Class C shares, the 1.0% contingent deferred sales charge is applied to the investment result for the one-year period (or less). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period.


      The "cumulative total return" on Class A shares for the period from November 8, 1994 (commencement of operations) to October 31, 1997 was 59.71%.


      O TOTAL RETURNS AT NET ASSET VALUE. From time to time the Fund may also quote an "average annual total return at net asset value" or a "cumulative total return at net asset value" for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.


      The cumulative total return at net asset value on the Fund's Class A shares for the period from November 8, 1994 (commencement of operations) to October 31, 1997 was 69.46%.

The average annual total returns at net asset value for Class A shares for the one year period ended October 31, 1997 and for the period from November 8, 1994 through October 31, 1997 were 1.56% and 19.36%, respectively.


OTHER PERFORMANCE COMPARISONS. From time to time the Fund may publish the ranking of its Class A, Class B or Class C shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund would be ranked against (i) all other funds and (ii) all other capital appreciation funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration.

      From time to time the Fund may publish the star ranking of the performance of its Class A, Class B or Class C shares by Morningstar, Inc. ("Morningstar"), an independent mutual fund monitoring service. Morningstar ranks mutual funds in broad investment categories (domestic stock funds, international stock funds, taxable bond funds, municipal bond funds) based on risk-adjusted total investment return. The Fund is ranked among domestic equity funds. Investment return measures a fund's or class's one, three, five and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering a fund's sales charges and expenses. Risk measures fund performance below 90-day U.S. Treasury bill monthly returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star rankings is the fund's or class's 3-year ranking or its combined 3 and 5-year ranking (weighted 60%/40% respectively), or its combined 3-,5-and 10-year ranking (weighted 40%, 30% and 30%, respectively) depending on the inception of the fund or class. Rankings are subject to change monthly. From time to time, the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals, such as THE NEW YORK Times, which may include performance quotations from other sources, including Lipper.

      The Fund may also compare its performance to that of other funds in its Morningstar category. In addition to its star ranking, Morningstar also categorizes and compares a fund's 3-year performance based on Morningstar's classification of the fund's investment objective. Morningstar's four broad categories are each further subdivided into categories based on types of investments and investment styles. Those comparisons by Morningstar are based on the same risk and return measurements as its star rankings but do not consider the effect of sales charges.


      The total return on an investment in the Fund's Class A, Class B or Class C shares may be compared with performance for the same period of the S&P MidCap 400 Index as described in the Prospectus. The performance of the index includes a factor for the reinvestment of income dividends, but does not reflect reinvestment of capital gains, expenses or taxes.


      The performance of the Fund's Class A, Class B, or Class C shares may also be compared in publications to (i) the performance of various market indices or to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Total return information, may be useful to investors in reviewing the performance of the Fund's Class A, Class B or Class C shares. However, when comparing total return of an investment in Class A, Class B and Class C shares of the Fund, a number of factors should be considered before using such information as a basis for comparison with other investments. For example, an investor may also wish to compare the Fund's Class A, Class B or Class C return to the returns on fixed income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S.
government.

      From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or Transfer Agent) or the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the Oppenheimer funds' services to those of other mutual fund families selected by the rating or ranking services and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

DISTRIBUTION AND SERVICE PLANS

      The Trust has adopted separate Amended and Restated Distribution and Service Plans and Agreements, each dated November 22, 1996, for Class A, Class B and Class C shares of the Fund under Rule 12b-1 of the Investment Company Act pursuant to which the Fund will compensate the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectus. Each Plan has been approved by (i) a vote of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund and who have no direct or indirect financial interest in the operation of the Fund's 12b-1 plans or in any related agreement ("Independent Trustees"), cast in person at a meeting on February 4, 1997 called for the purpose, among others, of voting on those plans and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of such class. The Class B and Class C Plans are subject to approval by the shareholders of such classes; as of this date, Class B and Class C shares have not been issued.

      Under the Plans the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund) to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.

      Unless terminated as described below, each plan continues in effect from year to year but only as long as such continuance is specifically approved at least annually by the Trust's Board of Trustees and its "Independent Trustees" by a vote cast in person at a meeting called for the purpose of voting on such continuance. Any Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required by an SEC rule to obtain the approval of Class B as well as Class A shareholders for a proposed material amendment to the Class A Plan that would materially increase payments under the Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by class. All material amendments must be approved by the Board of Trustees and the Independent Trustees.

      While the Plans are in effect, the Treasurer of the Trust shall provide separate written reports to the Trust's Board of Trustees at least quarterly detailing services rendered in connection with the distribution of the shares, the amount of all payments made pursuant to each Plan and the purpose for which the payments were made. The reports shall also include the distribution costs for that quarter, and such costs for previous fiscal periods that are carried forward, as explained in the Prospectus and below. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" of the Trust is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

      Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Trust's Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate and set no requirement for a minimum amount.

      The Plans allow the service fee payments to be paid by the Distributor to Recipients in advance for the first year shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net assets of the shares of that class sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of such advance payment to the Distributor.

      Although the Plans permit the Distributor to retain both the asset-based sales charge and the service fee, or to pay Recipients the service fee on a quarterly basis, without payment in advance, the Distributor presently intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Plans by the Board. Initially, the Board has set no minimum holding period. All payments under the Plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.


     Effective August 1, 1996, the Distributor voluntarily agreed to waive all fees payable to it under the Class A Plan. Had the waiver not been in effect, for the fiscal year ended October 31, 1997, payments under the Plan for Class A shares would have totaled $45,741. The Plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's expenses are more or less than the amounts paid by the Fund during that period. The asset-based sales charges paid to the Distributor by the Fund under the Plans are intended to allow the Distributor to recoup the cost of sales commissions paid to authorized brokers and dealers at the time of sale, plus financing costs, as described in the Prospectus. Such payments may also be used to pay for the following expenses in connection with the distribution of shares: (i) financing the advance of the service fee payment to Recipients under the Plans, (ii) compensation and expenses of personnel employed by the Distributor to support distribution of shares, and (iii) costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders).

ABOUT YOUR ACCOUNT

HOW TO BUY SHARES

ALTERNATIVE SALES ARRANGEMENTS - CLASS A, CLASS B AND CLASS C SHARES. The Fund is authorized to issue three different classes of shares. AS STATED IN THE PROSPECTUS, CURRENTLY THE ONLY CLASS OF SHARES OFFERED TO INVESTORS IS CLASS A SHARES, AND SUCH CLASS A SHARES ARE ONLY OFFERED TO CERTAIN INDIVIDUALS AND ENTITIES. The availability of three classes of shares permits the individual investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than another. The Distributor will generally not accept any order for $500,000 or more of Class B shares or $1 million or more of Class C shares, on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

     The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by incremental expenses borne solely by that class, respectively, including the asset-based sales charges to which Class B and Class C shares are subject.

      The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total net assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees,
(iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to Independent Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and ( ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (a) Distribution and Service Plan fees, (b) incremental transfer and shareholder servicing agent fees and expenses, (c) registration fees and (d) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.


DETERMINATION OF NET ASSET VALUES PER SHARThe net asset values per share of Class A, Class B and Class C shares of the Fund are determined as of the close of business of The New York Stock Exchange (the "Exchange") on each day that the Exchange is open, by dividing the value of the Fund's net assets attributable to that class by the total number of Fund shares of that class outstanding. The Exchange normally closes at 4:00 P.M. New York time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. The Fund may invest a substantial portion of its assets in foreign securities primarily listed on foreign exchanges which may trade on Saturdays or customary U.S. business holidays on which the Exchange is closed. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset value per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

      The Trust's Board of Trustees has established procedures for the valuation of the Fund's securities, generally as follows: (i) equity securities traded on a U.S. securities exchange or on the Automated Quotation System ("NASDAQ") of the Nasdaq Stock Market, Inc. for which last sale information is regularly reported are valued at the last reported sale price on the principal exchange for such security or NASDAQ that day (the "Valuation Date") or, in the absence of sales that day, at the last reported sale price preceding the Valuation Date if it is within the spread of the closing "bid" and "asked" prices on the Valuation Date or, if not, the closing "bid" price on the Valuation Date; (ii) equity securities traded on a foreign securities exchange are valued generally at the last sales price available to the pricing service approved by the Trust's Board of Trustees or to the Manager as reported by the principal exchange on which the security is traded at its last trading session on or immediately preceding the Valuation Date, or, if unavailable, at the mean between "bid" and "asked" prices obtained from the principal exchange or two active market makers in the security on the basis of reasonable inquiry; (iii) a non-money market fund will value (x) debt instruments that had a maturity of more than 397 days when issued, (y) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity in excess of 60 days, and (z) non-money market type debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of sixty days or less, at the mean between "bid" and "asked" prices determined by a pricing service approved by the Trust's Board of Trustees or, if unavailable, obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (iv) money market-type debt securities held by a non-money market fund that had a maturity of less than 397 days when issued and have a remaining maturity of 60 days or less, and debt instruments held by a money market fund that have a remaining maturity of 397 days or less, shall be valued at cost, adjusted for amortization of premiums and accretion of discount; and (v) securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes (see (ii) and (iii) above), the security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available) provided that the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect the current market value.


      In the case of U.S. Government securities and mortgage-backed securities, where last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity and other special factors involved. The Manager may use pricing services approved by the Board of Trustees to price any of the types of securities described above and to price U.S. Government securities or mortgage-backed securities for which last sale information is not generally available. The Manager will monitor the accuracy of such pricing services, which may include comparing prices used for portfolio evaluation to actual sale prices of selected securities.

      Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of the Exchange. Events affecting the values of foreign securities traded in such securities markets that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of its net asset value unless the Board of Trustees or the Manager, under procedures established by the Board, determines that the particular event is likely to effect a material change in the value of such security. Foreign currency, including forward contracts, will be valued at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service. The values of securities denominated in foreign currency will be converted to U.S. dollars at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service.

      Puts, calls and futures are valued at the last sale price on the principal exchanges on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, value shall be the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on NASDAQ on the valuation date, or, if not, value shall be the closing "bid" price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued at the mean between "bid" and "asked" prices obtained by the Manager from two active market makers (which in certain cases may be the "bid" price if no "asked" price is available).

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent credit is included in the liability section. Credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

ACCOUNTLINK. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

REDUCED SALES CHARGES. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Rights of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in the Prospectus because the Distributor or dealer or broker incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, parents, grandparents, parents-in- law, sons- and daughters-in-law, aunt, uncle, niece, nephew, siblings, a sibling's spouse and a spouse's siblings. Relations by virtue of a remarriage (step-children, step-parents, etc. ) are included.

      o THE OPPENHEIMER FUNDS. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:

      Oppenheimer Municipal Bond Fund

      Oppenheimer New York Municipal Fund

      Oppenheimer California Municipal Fund

      Oppenheimer Intermediate Municipal Fund

      Oppenheimer Insured Municipal Fund

      Oppenheimer Main Street California Municipal Fund

      Oppenheimer Florida Municipal Fund

      Oppenheimer Pennsylvania Municipal Fund

      Oppenheimer New Jersey Municipal Fund

      Oppenheimer Discovery Fund

      Oppenheimer Capital Appreciation Fund

      Oppenheimer Growth Fund

      Oppenheimer Equity Income Fund

      Oppenheimer Multiple Strategies Fund

      Oppenheimer Total Return Fund, Inc.

      Oppenheimer Main Street Income & Growth Fund

      Oppenheimer MidCap Fund

      Oppenheimer High Yield Fund

      Oppenheimer Champion Income Fund

      Oppenheimer Bond Fund

      Oppenheimer U.S. Government Trust

      Oppenheimer Limited-Term Government Fund

      Oppenheimer Global Fund

      Oppenheimer Global Growth & Income Fund
      Oppenheimer Gold & Special Minerals Fund

      Oppenheimer Strategic Income Fund

      Oppenheimer International Bond Fund

      Oppenheimer International Small Company Fund

      Oppenheimer Enterprise Fund

      Oppenheimer Quest Capital Value Fund, Inc.

      Oppenheimer Quest Opportunity Value Fund

      Oppenheimer Quest Growth & Income Value Fund

      Oppenheimer Quest Small Cap Value Fund

      Oppenheimer Quest Officers Value Fund

      Oppenheimer Quest Global Value Fund, Inc.

      Oppenheimer Quest Value Fund, Inc.

      Oppenheimer Bond Fund For Growth

      Limited Term New York Municipal Fund

      Rochester Fund Municipals

      Oppenheimer Disciplined Value Fund

      Oppenheimer Disciplined Allocation Fund

      Oppenheimer LifeSpan Balanced Fund

      Oppenheimer LifeSpan Income Fund

      Oppenheimer LifeSpan Growth Fund

      Oppenheimer International Growth Fund

      Oppenheimer Developing Markets Fund

      Oppenheimer Real Asset Fund


and the following "Money Market Funds":

      Oppenheimer Money Market Fund, Inc.

      Oppenheimer Cash Reserves

      Centennial Money Market Trust

      Centennial Tax Exempt Trust

      Centennial Government Trust

      Centennial New York Tax Exempt Trust

      Centennial California Tax Exempt Trust

      Centennial America Fund, L.P.

      Daily Cash Accumulation Fund, Inc.


      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

      o LETTERS OF INTENT. A Letter of Intent ("Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares (or shares of either class) of the Fund (and other eligible Oppenheimer funds) during the 13-month period from the investor's first purchase pursuant to the Letter (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases (excluding any purchases made by reinvestment of dividends or distributions or purchases made at net asset value without sales charge), which together with the investor's holdings of such funds (calculated at their respective public offering prices calculated on the date of the Letter) will equal or exceed the amount specified in the Letter. This enables the investor to count the shares to be purchased under the Letter of Intent to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

     For purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchase amount under the Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      o TERMS OF ESCROW THAT APPLY TO LETTERS OF INTENT.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment purchase amount specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

      5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (c) Class A or Class B shares acquired in exchange for either (i) Class A shares sold with a front-end sales charge or Class B shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares," and the escrow will be transferred to that other fund.

ASSET BUILDER PLANS. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How to Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds. If you make payments from your bank account to purchase shares of the Fund, your bank account will be automatically debited normally four to five business days prior to the investment dates selected in the Account Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

      There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

CANCELLATION OF PURCHASE ORDERS. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

RETIREMENT PLANS. In describing certain types of employee benefit plans that may purchase Class A shares without being subject to the Class A contingent differed sales charge, the term "employee benefit plan" means any plan or arrangement, whether or not "qualified" under the Internal Revenue Code, including, medical savings accounts, payroll deduction plans or similar plans in which Class A shares are purchased by a fiduciary or other person for the account of participants who are employees of a single employer or of affiliated employers, if the Fund account is registered in the name of the fiduciary or other person for the benefit of participants in the plan.


      The term "group retirement plan" means any qualified or non-qualified retirement plan (including 457 plans, SEPs, SARSEPs, 403(b) plans other than public school 403(b) plans, and SIMPLE plans) for employees of a corporation or a sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group or association has made special arrangements with the Distributor and all members of the group or association participating in or who are eligible to participate in the plan(s) purchase Class A shares of the Fund through a single investment dealer, broker, or other financial institution designated by the group. "Group retirement plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class A shares of the Fund through a single investment dealer, broker, or other financial institution, if that broker-dealer has made special arrangements with the Distributor enabling those plans to purchase Class A shares of the Fund at net asset value but subject to a contingent deferred sales charge.
      In addition to the discussion in the Prospectus relating to the ability of Retirement Plans to purchase Class A shares at net asset value in certain circumstances, there is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds by a Retirement Plan in the following cases: (i) the recordkeeping for the Retirement Plan is performed on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") and, on the date the plan sponsor signs the Merrill Lynch recordkeeping service agreement, the Retirement Plan has $3 million or more in assets invested in mutual funds other than those advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments"); or (ii) the recordkeeping for the Retirement Plan is performed on a daily valuation basis by an independent record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the Merrill Lynch record keeping service agreement, the Plan must have $3 million or more in assets, excluding assets held in money market funds, invested in Applicable Investments; or (iii) the Plan has 500 or more eligible employees, as determined by the Merrill Lynch plan conversion manager on the date the plan sponsor signs the Merrill Lynch record keeping service agreement.

      If a Retirement Plan's records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract or alliance arrangement with Merrill Lynch, and if on the date the plan sponsor signs the Merrill Lynch record keeping service agreement the Retirement Plan has less than $3 million in assets, excluding money market funds, invested in Applicable Investments, then the Retirement Plan may purchase only Class B shares of one or more of the Oppenheimer funds. Otherwise, the Retirement Plan will be permitted to purchase Class A shares of one or more of the Oppenheimer funds. Any of those Retirement Plans that currently invest in Class B shares of the Fund will have their Class B shares be converted to Class A shares of the Fund once the Plan's Applicable Investments have reached $5 million.

      Any redemptions of shares of the Fund held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch that are currently invested in Class B shares of the Fund shall not be subject to the Class B CDSC.


HOW TO SELL SHARES

      Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

      o INVOLUNTARY REDEMPTIONS. The Trust's Board of Trustees has the right to cause the involuntary redemption of the shares held in any Fund account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

REINVESTMENT PRIVILEGE. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares that you purchased subject to an initial sales charge or Class A contingent deferred sales charge, or (ii) Class B shares that were subject to the Class B contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

TRANSFERS OF SHARES. Shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

DISTRIBUTIONS FROM RETIREMENT PLANS. Requests for distributions from OppenheimerFunds- sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans, or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of the Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants, other than self-employed persons maintaining a plan account in their own name, in OppenheimerFunds-sponsored prototype pension or profit-sharing or 401(k) plans may not directly redeem or exchange shares held for their account under those plans. The employer or plan administrator must sign the request. Distributions from pension plans, 401(k) profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

SPECIAL ARRANGEMENTS FOR REPURCHASE OF SHARES FROM DEALERS AND BROKERS. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. The shareholder should contact the broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order from the dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value, if the order was received by the dealer or broker from its customer prior to the time the Exchange closes (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature- guaranteed instructions. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular
additional  Class  A  share  purchases  while   participating  in  an  Automatic
Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans because of the imposition of the contingent deferred sales charges on such withdrawals (except where the Class B and Class C contingent deferred sales charges are waived as described in the Prospectus under "Waivers of Class B and Class C Sales Charges").

     By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

      o AUTOMATIC EXCHANGE PLANS. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

      o AUTOMATIC WITHDRAWAL PLANS. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment. It may not be desirable to purchase additional Class A shares while making automatic withdrawals because of the sales charges that apply to purchases when made. Accordingly, a shareholder normally may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases of Class A shares.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Transfer Agent nor the Fund shall incur any liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or ACH transfer payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.
      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

      The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend- reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

      To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

HOW TO EXCHANGE SHARES

      As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of the Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Centennial Money Market Trust, Centennial America Fund, L.P., and Daily Cash Accumulation Fund, Inc., which only offer Class A shares, and Oppenheimer Main Street California Municipal Fund which only offers Class A and Class B shares (Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds sponsored 401(k) plans). A current list showing which funds offer which classes can be obtained by calling the distributor at 1-800-525-7048.

      For accounts established on or before March 8, 1996 holding Class M shares of Oppenheimer Bond Fund for Growth, Class M shares can be exchanged only for Class A shares of other Oppenheimer funds. Exchanges to Class M shares of Oppenheimer Bond Fund for Growth are permitted from Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves that were acquired by exchange from Class M shares. Otherwise no exchanges of any class of any Oppenheimer fund into Class M shares are permitted.

      Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege.

      Shares of the Fund acquired by reinvestment of dividends or distributions from any other of the Oppenheimer funds (except Oppenheimer Cash Reserves) or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 12 months of the end of the calendar month of the initial purchase of the exchanged Class A shares (18 months if the shares were initially purchased prior to May 1, 1997), the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

      When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B and Class C contingent deferred sales charges will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. SHAREHOLDERS OWNING SHARES OF MORE THAN ONE CLASS MUST SPECIFY WHETHER THEY INTEND TO EXCHANGE CLASS A, CLASS B OR CLASS C SHARES.

      The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.


DIVIDENDS, CAPITAL GAINS AND TAXES

TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. The Federal tax treatment of the Fund's dividends and capital gains distributions is explained in the Prospectus under the caption "Dividends, Capital Gains and Taxes." Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. In addition, the amount of dividends paid by the Fund which may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from its portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

      Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund will meet those requirements, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interest of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

      If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified during its last fiscal year, and intends to qualify in current and future years, but reserves the right not to do so. The Internal Revenue Code contains a number of complex tests to determine whether the Fund will qualify, and the Fund might not meet those tests in a particular year.

      The amount of a class's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements -- Class A, Class B and Class C Shares," above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower as a result of the asset-based sales charge on Class B and Class C shares, and Class B and Class C dividends will also differ in amount as a consequence of any difference in net asset value between the classes.

      Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

DIVIDEND REINVESTMENT IN ANOTHER FUND. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges," above, at net asset value without sales charge. To elect this option, a shareholder must notify the Transfer Agent in writing and either must have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from certain of the Oppenheimer funds may be invested in shares of this Fund on the same basis.

ADDITIONAL INFORMATION ABOUT THE FUND

      THE CUSTODIAN. State Street Bank and Trust Company acts as custodian of the assets of the Trust. The Fund's cash balances in excess of $100,000 are not protected by Federal deposit insurance. Such uninsured balances may be substantial.

      INDEPENDENT  ACCOUNTANTS.  Price  Waterhouse  LLP  serves as the  Fund's
independent   accountants.   Their  services  include   examining  the  annual
financial statements of the Fund as well as other related services.


REPORT OF INDEPENDENT ACCOUNTANTS
Oppenheimer Quest Officers Value Fund

To the Board of Trustees and Shareholders of Oppenheimer Quest for Value Funds

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Oppenheimer Quest Officers Value Fund, (one of the portfolios constituting Oppenheimer Quest for Value Funds, hereafter referred to as the Fund), at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above. The financial statements of the Fund for the period ended October 31, 1995 were audited by other independent accountants whose report dated December 20, 1995 expressed an unqualified opinion on those statements.



/s/ Price Waterhouse LLP
Price Waterhouse LLP

Denver, Colorado
November 21, 1997

4 Oppenheimer Quest Officers Value Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 1997


                                                                                                                 MARKET VALUE
                                                                                               SHARES            SEE NOTE 1
============================================================================================================================
COMMON STOCKS - 90.9%
----------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE - 5.2%
----------------------------------------------------------------------------------------------------------------------------
Wang Laboratories, Inc.                                                      (1)                 16,800          $  388,500
---------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 10.1%
---------------------------------------------------------------------------------------------------------------------------
Countrywide Credit Industries, Inc.                                                              11,000             377,438
---------------------------------------------------------------------------------------------------------------------------
H & R Block, Inc.                                                                                10,100             373,700
                                                                                                                 ----------
                                                                                                                    751,138
---------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 5.0%
---------------------------------------------------------------------------------------------------------------------------
CalEnergy, Inc.                                                              (1)                 11,000             376,750
---------------------------------------------------------------------------------------------------------------------------
FOOD - 5.5%
---------------------------------------------------------------------------------------------------------------------------
Triarc Cos.                                                                  (1)                 18,300             414,038
---------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 4.9%
---------------------------------------------------------------------------------------------------------------------------
Allegiance Corp.                                                                                 13,100             363,525
---------------------------------------------------------------------------------------------------------------------------
INSURANCE - 15.3%
---------------------------------------------------------------------------------------------------------------------------
ACE Ltd.                                                                                          4,000             371,750
---------------------------------------------------------------------------------------------------------------------------
EXEL Ltd.                                                                                         6,300             380,756
---------------------------------------------------------------------------------------------------------------------------
Mid Ocean Ltd.                                                                                    6,000             389,250
                                                                                                                 ----------
                                                                                                                  1,141,756
---------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 5.1%
---------------------------------------------------------------------------------------------------------------------------
Tricon Global Restaurants, Inc.                                              (1)                 12,500             378,906
---------------------------------------------------------------------------------------------------------------------------
MANUFACTURING - 5.1%
---------------------------------------------------------------------------------------------------------------------------
LucasVarity plc, ADR                                                                             11,100             378,788
---------------------------------------------------------------------------------------------------------------------------
METALS - 4.9%
---------------------------------------------------------------------------------------------------------------------------
UCAR International, Inc.                                                     (1)                  9,700             363,750
---------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED - 5.1%
---------------------------------------------------------------------------------------------------------------------------
Triton Energy Ltd.                                                           (1)                  9,800             383,425
---------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY - 19.5%(2)
---------------------------------------------------------------------------------------------------------------------------
CommScope, Inc.                                                              (1)                 29,600             325,600
---------------------------------------------------------------------------------------------------------------------------
NextLevel Systems, Inc.                                                      (1)                 27,900             376,650
---------------------------------------------------------------------------------------------------------------------------
Tele-Communications TCI Ventures Group, Cl. A                                (1)                 16,500             380,531
---------------------------------------------------------------------------------------------------------------------------
WorldCom, Inc.                                                                                   11,200             376,600
                                                                                                                 ----------
                                                                                                                  1,459,381
---------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 5.2%
---------------------------------------------------------------------------------------------------------------------------
Canadian Pacific Ltd. (New)                                                                      12,900             384,581
                                                                                                                 ----------

Total Common Stocks (Cost $6,255,367)                                                                             6,784,538

                                                                                               FACE
                                                                                               AMOUNT
===========================================================================================================================
SHORT-TERM NOTES - 5.0%
---------------------------------------------------------------------------------------------------------------------------
Ford Motor Credit Corp., 5.60%, 11/6/97 (Cost $374,708)                      (3)               $375,000             374,708
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $6,630,075)                                                      95.9%          7,159,246
---------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                     4.1             306,553
                                                                                               --------          ----------
NET ASSETS                                                                                        100.0%         $7,465,799
                                                                                               ========          ==========





 5    Oppenheimer Quest Officers Value Fund

--------------------------------------------------------------------------------
1.  Non-income producing security.
2. The Fund may have elements of risk due to concentrated investments in specific industries. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions.
3. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.
See accompanying Notes to Financial Statements.












































 6    Oppenheimer Quest Officers Value Fund

STATEMENT OF ASSETS AND LIABILITIES OCTOBER 31, 1997


================================================================================================================
ASSETS
Investments, at value  (cost $6,630,075) - see accompanying statement                                 $7,159,246
----------------------------------------------------------------------------------------------------------------
Cash                                                                                                      58,067
----------------------------------------------------------------------------------------------------------------
Receivables:
Investments sold                                                                                         535,267
Shares of beneficial interest sold                                                                         1,135
----------------------------------------------------------------------------------------------------------------
Deferred organization costs - Note 1                                                                       2,882
----------------------------------------------------------------------------------------------------------------
Other                                                                                                        510
                                                                                                      ----------
Total assets                                                                                           7,757,107

================================================================================================================
LIABILITIES
Payables and other liabilities:
Shares of beneficial interest redeemed                                                                   272,099
Shareholder reports                                                                                        8,654
Transfer agent and accounting services fees                                                                  985
Other                                                                                                      9,570
                                                                                                      ----------
Total liabilities                                                                                        291,308

================================================================================================================
NET ASSETS                                                                                            $7,465,799
                                                                                                      ==========
================================================================================================================
COMPOSITION OF NET ASSETS
Par value of shares of beneficial interest                                                                $5,380
----------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                             6,721,187
----------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                         32,360
----------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions                                                 177,701
----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments - Note 3                                                      529,171
                                                                                                      ----------
Net assets                                                                                            $7,465,799
                                                                                                      ==========

================================================================================================================
NET ASSET VALUE PER SHARE
Net asset value and redemption price per share (based on
net assets of $7,465,799 and 538,024 shares of beneficial interest outstanding)                           $13.88

Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                                               $14.73

See accompanying Notes to Financial Statements.














 7    Oppenheimer Quest Officers Value Fund

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 1997



================================================================================================================
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $3,500)                                                  $ 97,231
----------------------------------------------------------------------------------------------------------------
Interest                                                                                                  57,030
                                                                                                        --------
Total income                                                                                             154,261

================================================================================================================
EXPENSES
Management fees - Note 4                                                                                  91,482
----------------------------------------------------------------------------------------------------------------
Service plan fees - Note 4                                                                                45,741
----------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                       12,450
----------------------------------------------------------------------------------------------------------------
Legal and auditing fees                                                                                   11,089
----------------------------------------------------------------------------------------------------------------
Transfer agent and accounting services fees - Note 4                                                      10,171
----------------------------------------------------------------------------------------------------------------
Registration and filing fees                                                                              10,006
----------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                                9,706
----------------------------------------------------------------------------------------------------------------
Custodian fees and expenses
----------------------------------------------------------------------------------------------------------------
Other                                                                                                      1,090
                                                                                                        --------
Total expenses                                                                                           197,014
Less expenses paid indirectly - Note 4                                                                    (1,640)
Less reimbursement of expenses by OppenheimerFunds, Inc. - Note 4                                        (77,149)
                                                                                                        --------
Net expenses                                                                                             118,225

================================================================================================================
NET INVESTMENT INCOME                                                                                     36,036

================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments                                                                         236,859
----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments                                    (335,693)
                                                                                                        --------
Net realized and unrealized loss                                                                         (98,834)

================================================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                    $(62,798)
                                                                                                        ========

See accompanying Notes to Financial Statements.



















 8    Oppenheimer Quest Officers Value Fund

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                   YEAR ENDED OCTOBER 31,
                                                                                   1997              1996
================================================================================================================
OPERATIONS
Net investment income (loss)                                                       $    36,036       $   (29,058)
----------------------------------------------------------------------------------------------------------------
Net realized gain                                                                      236,859         1,103,769
----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                                 (335,693)          570,237
                                                                                   -----------------------------
Net increase (decrease) in net assets resulting from operations                        (62,798)        1,644,948

================================================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income                                                        --           (84,879)
----------------------------------------------------------------------------------------------------------------
Distributions from net realized gain                                                (1,104,047)         (267,637)

================================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase (decrease) in net assets resulting from
beneficial interest transactions - Note 2                                           (2,796,658)        6,490,302

================================================================================================================
NET ASSETS
Total increase (decrease)                                                           (3,963,503)        7,782,734
----------------------------------------------------------------------------------------------------------------
Beginning of period                                                                 11,429,302         3,646,568
                                                                                   -----------------------------
End of period (including undistributed net investment
income of $32,360 for the year ended 10/31/97)                                     $ 7,465,799       $11,429,302
                                                                                   =============================

See accompanying Notes to Financial Statements.




























 9    Oppenheimer Quest Officers Value Fund

FINANCIAL HIGHLIGHTS



                                                  YEAR ENDED OCTOBER 31,
                                                  1997              1996(2)             1995(1)
===================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period               $15.26            $12.30             $10.00
---------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                          .07              (.01)               .24
Net realized and unrealized gain                      .03              4.06               2.10
                                                   ------            ------             ------
Total income from investment
operations                                            .10              4.05               2.34
---------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                   --              (.26)              (.04)
Distributions from net realized gain                (1.48)             (.83)                --
                                                   ------            ------             ------
Total dividends and distributions
to shareholders                                     (1.48)            (1.09)              (.04)
---------------------------------------------------------------------------------------------------
Net asset value, end of period                     $13.88            $15.26             $12.30
                                                   ======            ======             ======

===================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                  1.56%            35.17%             23.44%
===================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)           $7,466           $11,429             $3,647
---------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $9,148           $ 6,973             $2,873
---------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                       0.39%(6)         (0.42)%(6)%         2.44%(4)(5)
Expenses, before voluntary reimbursement by
the Manager                                        2.15%(7)          2.24%              1.97%(5)
Expenses, net of voluntary reimbursement by
the Manager                                        1.29%             1.92%              0.00%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                         111.0%            137.4%             108.0%
Average brokerage commission rate(9)              $0.0551           $0.0501                --

1. For the period from November 8, 1994 (commencement of operations) to October 31, 1995.
2. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. During the period noted above, the former Manager voluntarily waived all of its fees and reimbursed the Fund for all of its operating expenses. If such waivers and reimbursements had not been in effect, the annualized ratio of net investment income to average daily net assets would have been 0.47%.
5.  Annualized.
6. For the years ended October 31, 1997 and 1996, the ratio of net investment income to average net assets would have been (0.47)% and (0.74)%, respectively, absent the voluntary reimbursement by both the former Manager and the current Manager.
7. The expense ratio reflects the effect of expenses paid indirectly by the Fund.
8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1997 were $9,257,710 and $13,205,846, respectively.
9. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.

10    Oppenheimer Quest Officers Value Fund

NOTES TO FINANCIAL STATEMENTS


1.   SIGNIFICANT ACCOUNTING POLICIES
Oppenheimer Quest Officers Value Fund (the Fund), a series of Oppenheimer Quest for Value Funds, is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation. It is the intention of the Fund to continue to invest in a non-diversified portfolio of primarily equity securities believed to be under valued in the market place. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund is authorized to issue Class A, Class B and Class C shares. Initially, only shares of Class A will be offered to officers, trustees and employees of the Fund, the Manager and its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan for any of them. The following is a summary of significant accounting policies consistently followed by the Fund.

INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

ORGANIZATION COSTS. The former Manager advanced $7,600 for organization and start-up costs of the Fund. Such expenses are being amortized over a five-year period from the date operations commenced.

DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to capital loss carryforwards. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 1997, amounts have been reclassified to reflect a decrease in undistributed net investment income of $3,676. Accumulated net realized gain on investments was increased by the same amount.

OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Interest income is accrued on a daily basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

11    Oppenheimer Quest Officers Value Fund

2.   SHARES OF BENEFICIAL INTEREST
The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:


                                                YEAR ENDED                        YEAR ENDED
                                                OCTOBER 31,  1997                 OCTOBER 31, 1996
                                                ---------------------------       ----------------
                                                SHARES         AMOUNT             SHARES          AMOUNT
Class A:
Sold                                             131,978       $ 1,769,834         538,510       $ 7,749,424
Dividends and distributions
reinvested                                        85,094         1,083,250          27,528           337,769
Redeemed                                        (427,833)       (5,649,742)       (113,652)       (1,596,891)
                                                ---------      ------------       ---------      ------------
Net increase (decrease)                         (210,761)      $(2,796,658)        452,386       $ 6,490,302
                                                =========      ============       =========      ============

3.  UNREALIZED GAINS AND LOSSES ON INVESTMENTS
At October 31, 1997, net unrealized appreciation on investments of $529,171 was composed of gross appreciation of $833,571, and gross depreciation of $304,400.

4.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. Effective August 1, 1996, the fee was voluntarily reduced from 1.00% of average annual net assets to 0.60% of the first $4 million of average annual net assets and 0.70% of net assets in excess of $4 million. Such waivers amounted to $31,408. The Manager acts as the accounting agent for the Fund at an annual fee of $6,000, plus out-of-pocket costs and expenses reasonably incurred.

The Manager pays OpCap Advisors (the Sub-Advisor) based on the fee schedule set forth in the Prospectus. The Sub-Advisor waived all fees under the agreement for the year ended October 31, 1997. On February 13, 1997 PIMCO Advisors L.P., signed a definitive agreement with Oppenheimer Group, Inc. and its subsidiary Oppenheimer Financial Corp. for PIMCO Advisors L.P. and its affiliate, Thomson Advisory Group, Inc., to acquire the one-third managing general partner interest in Oppenheimer Capital (the parent of OpCap Advisors) and the 1.0% general interest in Oppenheimer Capital L.P.

For the year ended October 31, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $1,822, of which $1,738 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by affiliated broker/dealers.

OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. The Fund pays OFS an annual maintenance fee of $14.85 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the year ended October 31, 1997, the Fund paid OFS $3,726.

Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

The Fund has adopted a Distribution and Service Plan for Class A shares to compensate OppenheimerFunds Distributor, Inc. (OFDI) for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to OFDI of 0.25% per year on Class A shares. The Fund also pays a service fee to OFDI of 0.25% per year. Both fees are computed on the average annual net assets of Class A shares of the Fund, determined as of the close of each regular business day. OFDI uses all of the service fee and a portion of the asset-based sales charge to compensate brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. OFDI retains the balance of the asset-based sales charge to reimburse itself for its other expenditures under the Plan. Effective August 1, 1996, OFDI has voluntarily waived all fees under this plan. Such waivers amounted to $45,741.

5.  BANK BORROWINGS
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

The Fund had no borrowings outstanding during the year ended October 31, 1997.

12    Oppenheimer Quest Officers Value Fund

6.  SUBSEQUENT EVENT
On October 22, 1997, the Board of Trustees approved the reorganization of Oppenheimer Quest Officers Value Fund with and into Oppenheimer Quest Capital Value Fund, Inc. Shareholders of the Fund will be asked to approve a reorganization whereby shareholders would receive shares of Oppenheimer Quest Capital Value Fund, Inc. If shareholder approval is received, it is expected that the reorganization will occur during the second quarter of calendar 1998.

                                  APPENDIX A

                      CORPORATE INDUSTRY CLASSIFICATIONS


Aerospace/Defense

Air Transportation

Auto Parts Distribution

Automotive

Bank Holding Companies

Banks

Beverages

Broadcasting

Broker-Dealers

Building Materials

Cable Television

Chemicals

Commercial Finance

Computer Hardware

Computer Software

Conglomerates

Consumer Finance

Containers

Convenience Stores

Department Stores

Diversified Financial

Diversified Media

Drug Stores

Drug Wholesalers

Durable Household Goods

Education

Electric Utilities

Electrical Equipment

Electronics

Energy Services & Producers

Entertainment/Film

Environmental


Food

Gas Utilities

Gold

Health Care/Drugs

Health Care/Supplies & Services

Homebuilders/Real Estate

Hotel/Gaming

Industrial Services

Information Technology

Insurance

Leasing & Factoring

Leisure

Manufacturing

Metals/Mining

Nondurable Household Goods

Oil - Integrated

Paper

Publishing/Printing

Railroads

Restaurants

Savings & Loans

Shipping

Special Purpose Financial

Specialty Retailing

Steel

Supermarkets

Telecommunications - Technology

Telephone - Utility

Textile/Apparel

Tobacco

Toys

Trucking

Wireless Services

OPPENHEIMER QUEST OFFICERS VALUE FUND
Two World Trade Center
New York, New York 10048-0203
1-800-525-7048

INVESTMENT ADVISER
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

SUB-ADVISER
OpCap Advisors
One World Financial Center
New York, New York 10281

DISTRIBUTOR
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

TRANSFER AGENT
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

CUSTODIAN OF PORTFOLIO SECURITIES
State Street Bank and Trust Company
P.O. Box 8505
Boston, Massachusetts 02266-8505

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
950 Seventeenth Street
Denver, Colorado  80202

LEGAL COUNSEL
Gordon Altman Butowsky Weitzen
  Shalov & Wein
114 West 47th Street
New York, New York 10036



prosp\229SAI.#5

                       OPPENHEIMER QUEST FOR VALUE FUNDS

                                    PART C

                               OTHER INFORMATION

ITEM 24.    Financial Statements and Exhibits
------------------------------------------------------------------------------


      (a)  Financial Statements
      ----------------------


      (1) Financial Highlights (See Parts A and B):

          (i) for  Oppenheimer  Quest Small Cap Value Fund  ("Small Cap Fund")
          - Filed herewith.

          (ii) for Oppenheimer Quest Growth & Income Value Fund ("Growth & Income Fund") - Filed herewith.

          (iii) for Oppenheimer Quest Opportunity Value Fund ("Opportunity Fund") - Filed herewith.

          (iv) for Oppenheimer Quest Officers Value Fund ("Officers Fund") -Filed herewith.

      (2)  Report of Independent Accountants (See Part B):

          (i) for Small Cap Fund - Filed herewith.

          (ii) for Growth & Income Fund - Filed herewith.

          (iii) for Opportunity Fund - Filed herewith.

          (iv) for Officers Fund - Filed herewith.

      (3) Statement of Investments (See Part B):

          (i) for Small Cap Fund - Filed herewith.

          (ii) for Growth & Income Fund - Filed herewith.

          (iii) for Opportunity Fund - Filed herewith.

          (iv) for Officers Fund - Filed herewith.

      (4)  Statement of Assets and Liabilities (See Part B):

          (i) for Small Cap Fund - Filed herewith.

          (ii) for Growth & Income Fund - Filed herewith.

          (iii) for Opportunity Fund - Filed herewith.

          (iv) for Officers Fund - Filed herewith.

      (5)  Statement of Operations (See Part B):

          (i) for Small Cap Fund - Filed herewith.

          (ii) for Growth & Income Fund - Filed herewith.

          (iii) for Opportunity Fund - Filed herewith.

          (iv) for Officers Fund - Filed herewith.

      (6) Statement of Changes in Net Assets (See Part B):

          (i) for Small Cap Fund - Filed herewith.

          (ii) for Growth & Income Fund - Filed herewith.

          (iii) for Opportunity Fund - Filed herewith.

          (iv) for Officers Fund - Filed herewith.

      (7)  Notes to Financial Statements (See Part B):

          (i) for Small Cap Fund - Filed herewith.

          (ii) for Growth & Income Fund - Filed herewith.

          (iii) for Opportunity Fund - Filed herewith.

          (iv) for Officers Fund - Filed herewith.

      (b) EXHIBITS:

          (1) (a)Declaration of Trust made 3/13/87,  dated 4/17/87,  as amended:
Filed with Post- Effective Amendment No. 33, 6/23/95 and refiled with Post-Effective Amendment No. 36, 2/9/96, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

             (b)   Amendment   to   Declaration    of   Trust:    Filed   with
Post-Effective Amendment No.
37, 10/16/96, and incorporated herein by reference.

          (2) (a) By-laws of Registrant: Filed with Post-Effective Amendment No. 33, 6/23/95, and incorporated herein by reference.


            (b) Amendment to By-laws: Filed with Post-Effective Amendment No. 41, 11/21/97, and incorporated herein by reference.


          (3) Not Applicable.

          (4)(a)Small Cap Fund Specimen Class A Share Certificate - Filed with Post-Effective Amendment No. 37, 10/16/96, and incorporated herein by reference.

            (b) Small Cap Fund Specimen Class B Share Certificate - Filed with Post-Effective Amendment No. 37, 10/16/96, and incorporated herein by reference.

            (c) Small Cap Fund Specimen Class C Share Certificate - Filed with Post-Effective Amendment No. 37, 10/16/96, and incorporated herein by reference.


          (d)Growth & Income Fund Specimen Class A Share Certificate -Filed with Post- Effective Amendment No. 41, 11/21/97, and incorporated herein by reference.

          (e)Growth & Income Fund Specimen Class B Share Certificate -Filed with Post- Effective Amendment No. 41, 11/21/97, and incorporated herein by reference.

            (f) Growth & Income Fund Specimen Class C Share Certificate -Filed with Post- Effective Amendment No. 41, 11/21/97, and incorporated herein by reference.


          (g)Opportunity Fund Specimen Class A Share Certificate - Filed with Post-Effective Amendment No. 37, 10/16/96, and incorporated herein by reference.

          (h)Opportunity Fund Specimen Class B Share Certificate - Filed with Post-Effective Amendment No. 37, 10/16/96, and incorporated herein by reference.

          (i) Opportunity Fund Specimen Class C Share Certificate - Filed with Post-Effective Amendment No. 37, 10/16/96, and incorporated herein by reference. (j) Opportunity Fund Specimen Class Y Share Certificate - Filed with Post-Effective Amendment No. 37, 10/16/96, and incorporated herein by reference.

          (k)Officers Fund Specimen Class A Share Certificate - Filed with Post-Effective Amendment No. 37, 10/16/96, and incorporated herein by reference.

          (l) Officers Fund Specimen Class B Share Certificate - Filed with Post-Effective Amendment No. 37, 10/16/96, and incorporated herein by reference.

          (m) Officers Fund Specimen Class C Share Certificate - Filed with Post-Effective Amendment No. 37, 10/16/96, and incorporated herein by reference.


          (5)(a)(1)Investment  Advisory  Agreement  dated  5/27/97:  Filed with
Post-Effective Amendment  No.  41,  11/21/97,   and  incorporated   herein  by
reference.

                (2)Amendment dated 10/22/97 to Investment  Advisory  Agreement:
Filed with Post-Effective Amendment No. 41, 11/21/97, and incorporated herein by reference.

            (b)(1)Subadvisory Agreement with respect to the Small Cap Fund dated 11/5/97: Filed with Post-Effective Amendment No. 41, 11/21/97, and incorporated herein by reference.

                  (2) Subadvisory Agreement with respect to the Growth & Income Fund dated 11/5/97: Filed with Post-Effective Amendment No. 41, 11/21/97, and incorporated herein by reference.

          (3) Subadvisory  Agreement with respect to the Opportunity  Fund dated
     11/5/97:  Filed  with  Post-Effective   Amendment  No.  41,  11/21/97,  and
     incorporated herein by reference.

                  (4) Subadvisory Agreement with respect to the Officers Fund dated 11/5/97: Filed with Post-Effective Amendment No. 41, 11/21/97, and incorporated herein by reference.


          (6)(a) General Distributor's Agreement dated 11/22/95: Filed with Post-Effective Amendment No. 36, 2/9/96, and incorporated herein by reference.

          (b)(1)Form of Dealer Agreement of OppenheimerFunds Distributor,  Inc.:
     Filed with Post-Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

          (2) Form of OppenheimerFunds Distributor, Inc. Broker Agreement: Filed with Post- Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

     (3) Form of OppenheimerFunds Distributor, Inc. Agency Agreement: Filed with Post- Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

          (4) Broker Agreement between OppenheimerFunds Distributor, Inc. and Newbridge Securities dated 10/1/86: Filed with Post-Effective Amendment No. 25 of Oppenheimer Special Fund (Reg. No. 2-45272), 11/1/86, refiled with Post-Effective Amendment No. 45 of Oppenheimer Special Fund (Reg. No. 2-45272), 8/22/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

          (7) Not Applicable.

          (8) Custody Agreement dated 10/19/89: Previously filed as Exhibit 8 to Post-Effective Amendment No. 6, and refiled with Post-Effective Amendment No. 36, 2/9/96, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

          (9) Not Applicable.

          (10) Opinion and consent of counsel dated 7/12/91 as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and non-assessable: Filed with Post-Effective Amendment No. 33, 6/23/95, and incorporated herein by reference.


          (11) Consent of Independent Accountants: Filed herewith.


          (12) Not Applicable.

          (13) Agreement relating to initial capital dated 10/13/87: Filed with Post-Effective Amendment No. 33, 6/23/95, and incorporated herein by reference.

        (14)(i)Form of Individual Retirement Account Trust Agreement:  Filed as
     Exhibit  14  of  Post-Effective   Amendment  No.  21  of  Oppenheimer  U.S.
     Government Trust (Reg. No. 2-76645), 8/25/93, and incorporated herein by reference.

          (ii)Form of prototype Standardized and Non-Standardized Profit-Sharing Plan and Money Purchase Pension Plan for self-employed persons and
     corporations:   Filed  with  Post-  Effective   Amendment  No.  15  to  the
     Registration Statement of Oppenheimer Mortgage Income Fund (Reg. No. 33-6614), 1/20/95, and incorporated herein by reference.

          (iii) Form of Tax-Sheltered Retirement Plan and Custody Agreement for employees of public schools and tax-exempt organizations: Filed with Post-Effective Amendment No. 47 to the Registration Statement of Oppenheimer Growth Fund (Reg. No. 2-45272), 10/21/94, and incorporated herein by reference.

          (iv) Form of Simplified Employee Pension IRA: Filed with Post-Effective Amendment No. 42 to the Registration Statement of Oppenheimer Equity Income Fund (Reg. No. 2-33043), 10/28/94, and incorporated herein by reference.

          (v)Form of SAR-SEP Simplified Employee Pension IRA: Filed with Post-Effective Amendment No. 36 to Oppenheimer Equity Income Fund (Reg. No. 2-33043), 10/28/94, and incorporated herein by reference.

               (vi) Form of Prototype 401(k) plan: Filed with Post-Effective Amendment No. 7 to the Registration Statement of Oppenheimer Strategic Income & Growth Fund (33-47378), 9/28/95, and incorporated herein by reference.


            (15)(a)(1) Amended and Restated Distribution and Service Plan and Agreement dated 11/22/96 with respect to Class A shares of the Growth & Income
Fund: Filed with Post-Effective Amendment No. 41, dated 11/21/97, and incorporated herein by reference.

          (2)Amended and Restated Distribution and Service Plan and Agreement dated 11/22/96 with respect to Class A shares of the Opportunity Fund:
     Filed with Post-Effective Amendment No. 41, dated 11/21/97, and incorporated herein by reference.

          (3)Amended and Restated Distribution and Service Plan and Agreement dated 11/22/96 with respect to Class A shares of the Small Cap Fund: Filed with Post-Effective Amendment No. 41, dated 11/21/97, and incorporated herein by reference.

          (4)Amended and Restated Distribution and Service Plan and Agreement dated 11/22/96 with respect to Class A shares of the Officers Fund: Filed with Post-Effective Amendment No. 41, dated 11/21/97, and incorporated herein by reference.


          (b)(1) Amended and Restated Distribution and Service Plan and Agreement with dated 11/22/96 with respect to Class B shares of the Growth & Income Fund: Filed with Post- Effective Amendment No. 41, dated 11/21/97, and incorporated herein by reference.

          (2)Amended and Restated Distribution and Service Plan and Agreement dated 11/22/96 with respect to Class B shares of the Opportunity Fund:
     Filed with Post-Effective Amendment No. 41, dated 11/21/97, and incorporated herein by reference.

          (3)Amended and Restated Distribution and Service Plan and Agreement dated 11/22/96 with respect to Class B shares of the Small Cap Fund: Filed with Post-Effective Amendment No. 41, dated 11/21/97, and incorporated herein by reference.

          (4)Amended and Restated Distribution and Service Plan and Agreement dated 11/22/96 with respect to Class B shares of the Officers Fund: Filed with Post-Effective Amendment No. 41, dated 11/21/97, and incorporated herein by reference. (c)(1) Amended and Restated Distribution and Service Plan and Agreement dated 11/22/96 with respect to Class C shares of the Growth & Income Fund: Filed with Post-Effective Amendment No. 41, dated 11/21/97, and incorporated herein by reference.

          (2)Amended and Restated Distribution and Service Plan and Agreement dated 11/22/96 with respect to Class C shares of the Opportunity Fund:
     Filed with Post-Effective Amendment No. 41, dated 11/21/97, and incorporated herein by reference.

          (3)Amended and Restated Distribution and Service Plan and Agreement dated 11/22/96 with respect to Class C shares of the Small Cap Fund: Filed with Post-Effective Amendment No. 41, dated 11/21/97, and incorporated herein by reference.

          (4)Amended and Restated Distribution and Service Plan and Agreement dated 11/22/96 with respect to Class C shares of the Officers Fund: Filed with Post-Effective Amendment No. 41, dated 11/21/97, and incorporated herein by reference.

            (16)(1) Performance  Computation Schedule of Growth & Income Fund:
Filed herewith.

               (2)Performance Computation Schedule of Opportunity Fund: Filed herewith.

               (3)Performance Computation Schedule of Small Cap Fund: Filed herewith.

               (4)Performance Computation Schedule of Officers Fund: Filed herewith.

            (17) (1)Financial Data Schedule for Class A shares of Growth & Income Fund: Filed herewith.

               (2)Financial Data Schedule for Class B shares of Growth & Income Fund: Filed herewith.

               (3)Financial Data Schedule for Class C shares of Growth & Income Fund: Filed herewith.

               (4)Financial  Data  Schedule for Class A shares of  Opportunity
Fund:  Filed herewith.

               (5)Financial  Data  Schedule for Class B shares of  Opportunity
Fund:  Filed herewith.

               (6)Financial  Data  Schedule for Class C shares of  Opportunity
Fund: Filed herewith.

               (7)Financial  Data  Schedule for Class Y shares of  Opportunity
Fund:  Filed herewith.

               (8)Financial  Data  Schedule  for  Class A shares  of Small Cap
Fund:  Filed herewith.

               (9)Financial  Data  Schedule  for  Class B shares  of Small Cap
Fund:  Filed herewith.

               (10)Financial  Data  Schedule  for  Class C shares of Small Cap
Fund:  Filed herewith.

              (11)Financial  Data  Schedule  for Class A shares  of  Officers
Fund:  Filed herewith.


            (18) Oppenheimer Funds Multiple Class Plan under Rule 18f-3 dated 3/18/96: Filed with the Initial Registration Statement of Oppenheimer MidCap Fund (333-31533), 7/18/97, and incorporated herein by reference.

            -- Powers of Attorney and Certified Board Resolutions signed by Registrant's Trustees: Filed with Post-Effective Amendment No. 35, 11/24/95, and incorporated herein by reference.

Item 25.    Persons Controlled by or Under Common Control
            with Registrant
--------    --------------------------------------------

      No person is presently controlled by or under common control with Registrant.

Item 26.    Number of Holders of Securities
-------     ---------------------------------------

                                          Number of Record
                                          Holders as of

Title of Class                            January 2, 1998

--------------                            -----------------

Shares of Beneficial Interest


      Opportunity Fund - Class A           96,195
      Opportunity Fund - Class B          141,127
      Opportunity Fund - Class C           26,257
      Opportunity Fund - Class Y               1

      Small Cap Fund - Class A             14,029
      Small Cap Fund - Class B              9,934
      Small Cap Fund - Class C              2,504

      Growth & Income Fund - Class A        2,387
      Growth & Income Fund - Class B        2,241
      Growth & Income Fund - Class C           461

      Officers Fund - Class A                  212


Item 27.    Indemnification
-------     -------------------

Reference is made to Article Fifth (5.3) of Registrant's Declaration of Trust filed as Exhibit 24(b)(1) to this Registration Statement and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.


Item 28.    Business and Other Connections of Investment Adviser
----------------------------------------------------------

            (a) OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other registered investment companies as described in Parts A and B hereof and listed in Item 28(b) below.

                  The directors and executive officers OpCap Advisors, their positions and their other business affiliations and business experience for the past two years are listed in Item 28(b) below.

            (b) There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc.
is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.
Name and Current Position
with OppenheimerFunds, Inc.               Other   Business   and   Connections
During
("OFI")                                   the Past Two Years
---------------------------               ------------------------------------

Mark J.P. Anson,
Vice President                            Vice President of  Oppenheimer  Real
                                          Asset  Management,  Inc.  ("ORAMI");
                                          formerly Vice
                                          President of Equity  Derivatives  at
                                          Salomon
                                          Brothers, Inc.

Peter M. Antos,
Senior Vice President                     An officer and/or portfolio  manager
                                          of  certain   Oppenheimer  funds;  a
                                          Chartered Financial
                                          Analyst; Senior Vice President of
                                          HarbourView     Asset     Management
                                          Corporation
                                          ("HarbourView");   prior  to  March,
                                          1996 he
                                          was  the  senior  equity   portfolio
                                          manager for the
                                          Panorama   Series  Fund,  Inc.  (the
                                          "Company")
                                          and other  mutual  funds and pension
                                          funds
                                          managed by G.R.  Phelps &  Co.  Inc.
                                          ("G.R.
                                          Phelps"),   the   Company's   former
                                          investment
                                          adviser,  which was a subsidiary  of
                                          Connecticut
                                          Mutual Life Insurance  Company;  was
                                          also
                                          responsible  for managing the common
                                          stock
                                          department    and    common    stock
                                          investments of
                                          Connecticut  Mutual  Life  Insurance
                                          Co.

Lawrence Apolito,
Vice President                            None.

Victor Babin,
Senior Vice President                     None.

Bruce Bartlett,
Vice President                            An officer and/or portfolio  manager
                                          of   certain    Oppenheimer   funds.
                                          Formerly a Vice
                                          President   and   Senior   Portfolio
                                          Manager at
                                          First of America Investment Corp.

Beichert, Kathleen                        None.

Rajeev Bhaman,
Vice President Formerly Vice President (January 1992 -February, 1996) of Asian Equities for Barclays de Zoete Wedd, Inc.

Robert J. Bishop,
Vice President                            Vice   President   of  Mutual   Fund
                                          Accounting   (since  May  1996);  an
                                          officer of other
                                          Oppenheimer   funds;   formerly   an
                                          Assistant
                                          Vice President of OFI/Mutual Fund
                                          Accounting  (April  1994-May  1996),
                                          and a
                                          Fund Controller for OFI.

George C. Bowen,

Senior Vice President & Treasurer         Vice  President  (since  June  1983)
                                          and Treasurer  (since March 1985) of
                                          OppenheimerFunds  Distributor,  Inc.
                                          (the
                                          "Distributor");    Vice    President
                                          (since October
                                          1989)  and  Treasurer  (since  April
                                          1986) of
                                          HarbourView;  Senior Vice  President
                                          (since
                                          February  1992),   Treasurer  (since
                                          July
                                          1991)and a director  (since December
                                          1991) of
                                          Centennial;   President,   Treasurer
                                          and a
                                          director   of   Centennial   Capital
                                          Corporation
                                          (since  June 1989);  Vice  President
                                          and
                                          Treasurer  (since  August  1978) and
                                          Secretary
                                          (since  April  1981) of  Shareholder
                                          Services,
                                          Inc.   ("SSI");    Vice   President,
                                          Treasurer and
                                          Secretary of  Shareholder  Financial
                                          Services,
                                          Inc. ("SFSI") (since November 1989);
                                          Treasurer       of       Oppenheimer
                                          Acquisition Corp.
                                          ("OAC")     (since    June    1990);
                                          Treasurer of
                                          Oppenheimer   Partnership  Holdings,
                                          Inc. (since
                                          November 1989); Vice President and
                                          Treasurer   of  ORAMI   (since  July
                                          1996);  Chief
                                          Executive  Officer,  Treasurer and a
                                          director of
                                          MultiSource   Services,    Inc.,   a
                                          broker-dealer
                                          (since  December  1995);  an officer
                                          and director
                                          of other Oppenheimer funds.



Scott Brooks,
Vice President                            None.

Susan Burton,
Assistant Vice President                  None.

Adele Campbell,
Assistant Vice President & Assistant
Treasurer: Rochester Division             Formerly  Assistant  Vice  President
                                          of Rochester Fund Services, Inc.

Michael Carbuto,
Vice President An officer and/or portfolio manager of certain Oppenheimer funds; Vice President of Centennial.

Ruxandra Chivu,
Assistant Vice President                  None.


H.D. Digby Clements,
Assistant Vice President:
Rochester Division                        None.

O. Leonard Darling,
Executive Vice President                  Trustee    (1993   -   present)   of
                                          Awhtolia College -Greece.

Robert A. Densen,
Senior Vice President                     None.

Sheri Devereux,
Assistant Vice President                  None.

Robert Doll, Jr.,
Executive                                 Vice  President  & Director An officer
                                          and/or  portfolio  manager  of certain
                                          Oppenheimer funds.
John Doney,
Vice                                      President An officer and/or  portfolio
                                          manager of certain Oppenheimer funds.

Andrew J. Donohue,
Executive Vice President,
General Counsel and Director              Executive  Vice   President   (since
                                          September   1993),  and  a  director
                                          (since January 1992) of
                                          the   Distributor;   Executive  Vice
                                          President,  General  Counsel  and  a
                                          director of
                                          HarbourView,     SSI,    SFSI    and
                                          Oppenheimer
                                          Partnership  Holdings,   Inc.  since
                                          (September
                                          1995)  and   MultiSource   Services,
                                          Inc. (a
                                          broker-dealer)    (since    December
                                          1995);
                                          President    and   a   director   of
                                          Centennial (since
                                          September  1995);  President  and  a
                                          director of
                                          ORAMI  (since  July  1996);  General
                                          Counsel
                                          (since   May  1996)  and   Secretary
                                          (since April
                                          1997) of  OAC; Vice President of
                                          OppenheimerFunds International, Ltd.
                                          ("OFIL") and Oppenheimer  Millennium
                                          Funds
                                          plc   (since   October   1997);   an
                                          officer of other
                                          Oppenheimer funds.

George Evans,
Vice                                      President An officer and/or  portfolio
                                          manager of certain Oppenheimer funds.

Edward Everett,
Assistant Vice President                  None.

Scott Farrar,
Vice President                            Assistant  Treasurer of  Oppenheimer
                                          Millennium  Funds plc (since October
                                         1997); an
                                          officer of other Oppenheimer  funds;
                                         formerly
                                          an  Assistant   Vice   President  of
                                        OFI/Mutual
                                          Fund Accounting (April 1994-May 1996),
                                          and a Fund Controller for OFI.

Leslie A. Falconio,
Assistant Vice President                  None.

Katherine P. Feld,
Vice President and Secretary              Vice  President and Secretary of the
                                          Distributor;       Secretary      of
                                          HarbourView,
                                          MultiSource      and     Centennial;
                                          Secretary, Vice
                                          President     and     Director    of
                                          Centennial Capital
                                          Corporation;   Vice   President  and
                                          Secretary of
                                          ORAMI.

Ronald H. Fielding,
Senior Vice President; Chairman:
Rochester Division                        An    officer,    Director    and/or
                                          portfolio    manager    of   certain
                                          Oppenheimer funds;  Presently he
                                          holds    the     following     other
                                          positions: Director
                                          (since 1995) of ICI Mutual Insurance
                                          Company;  Governor  (since  1994) of
                                          St. John's
                                          College;   Director  (since  1994  -
                                          present) of
                                          International  Museum of Photography
                                          at
                                          George   Eastman   House;   Director
                                          (since 1986)
                                          of GeVa  Theatre.  Formerly  he held
                                          the
                                          following    positions:    formerly,
                                          Chairman of the
                                          Board and Director of Rochester Fund
                                          Distributors,      Inc.     ("RFD");
                                          President and
                                          Director  of   Fielding   Management
                                          Company,
                                          Inc.    ("FMC");    President    and
                                          Director of
                                          Rochester  Capital  Advisors,   Inc.
                                          ("RCAI");
                                          Managing    Partner   of   Rochester
                                          Capital
                                          Advisors,    L.P.,   President   and
                                          Director of
                                          Rochester   Fund   Services,    Inc.
                                          ("RFS");
                                          President  and Director of Rochester
                                          Tax
                                          Managed Fund,  Inc.;  Director (1993
                                          - 1997)
                                          of VehiCare Corp.;  Director (1993 -
                                          1996) of
                                          VoiceMode.

John Fortuna,
Vice President                            None.

Patricia Foster,

Vice President                            Formerly  she  held  the   following
                                          positions:  An  officer  of  certain
                                          former Rochester funds
                                          (May,   1993   -   January,   1996);
                                          Secretary of
                                          Rochester  Capital  Advisors,   Inc.
                                          and General
                                          Counsel (June,  1993 - January 1996)
                                          of
                                          Rochester Capital Advisors, L.P.


Jennifer Foxson,
Assistant Vice President                  None.

Paula C. Gabriele,
Executive Vice President                  Formerly,      Managing     Director
                                          (1990-1996) for
                                          Bankers Trust Co.

Robert G. Galli,
Vice Chairman                             Trustee   of  the   New   York-based
                                          Oppenheimer  Funds.   Formerly  Vice
                                          President and General
                                          Counsel of  Oppenheimer  Acquisition
                                      Corp.

Linda Gardner,
Vice President                            None.

Alan Gilston,
Vice President                            Formerly    Vice    President    for
                                          Schroder     Capital      Management
                                          International.

Jill Glazerman,
Assistant Vice President                  None.

Jeremy Griffiths,
Chief Financial Officer                   Currently  a Member  and  Fellow  of
                                          the     Institute    of    Chartered
                                          Accountants; formerly
                                          an   accountant   for  Arthur  Young
                                         (London,
                                          U.K.).

Robert Grill,
Vice President                            Formerly  Marketing  Vice  President
                                          for
                                          Bankers Trust Company (1993-1996);
                                          Steering      Committee      Member,
                                          Subcommittee
                                          Chairman   for   American    Savings
                                          Education
                                          Council (1995-1996).

Caryn Halbrecht,
Vice President                            An officer and/or portfolio  manager
                                          of   certain    Oppenheimer   funds;
                                          formerly Vice President
                                          of    Fixed     Income     Portfolio
                                          Management at
                                          Bankers Trust.

Elaine T. Hamann,
Vice President                            Formerly Vice President  (September,
                                          1989  -January,   1997)  of  Bankers
                                          Trust Company.

Glenna Hale,
Director of Investor Marketing            Formerly,       Vice       President
                                          (1994-1997) of
                                          Retirement Plans Services for
                                          OppenheimerFunds Services.


Thomas B. Hayes,
Vice President                            None.


Barbara Hennigar,
Executive Vice President and
Chief Executive Officer of
OppenheimerFunds Services,
a division of the Manager                 President   and  Director  of  SFSI;
                                          President   and   Chief    executive
                                          Officer of SSI.

Dorothy Hirshman,                         None.
Assistant Vice President

Alan Hoden,
Vice President                            None.

Merryl Hoffman,
Vice President                            None.


Nicholas Horsley,
Vice President                            Formerly  a  Senior  Vice  President
                                          and  Portfolio  Manager for Warburg,
                                          Pincus Counsellors,
                                          Inc.   (1993-1997),   Co-manager  of
                                          Warburg,
                                          Pincus Emerging  Markets Fund (12/94
                                          -10/97), Co-manager Warburg, Pincus
                                          Institutional  Emerging Markets Fund
                                          -Emerging  Markets Portfolio (8/96 -
                                          10/97),
                                          Warburg   Pincus   Japan   OTC   Fund,
                                          Associate Portfolio Manager of Warburg
                                          Pincus   International   Equity  Fund,
                                          Warburg  Pincus  Institutional  Fund -
                                          Intermediate  Equity  Portfolio,   and
                                          Warburg Pincus EAFE Fund.

Scott T. Huebl,
Assistant Vice President                  None.

Richard Hymes,
Assistant Vice President                  None.


Jane Ingalls,
Vice President                            None.
Byron Ingram,
Assistant Vice President                  None.

Ronald Jamison,
Vice President                            Formerly    Vice    President    and
                                          Associate    General    Counsel   at
                                          Prudential Securities, Inc.

Frank Jennings,
Vice President                            An officer and/or portfolio  manager
                                          of   certain    Oppenheimer   funds;
                                          formerly, a Managing
                                          Director   of  Global   Equities  at
                                          Paine Webber's
                                          Mitchell Hutchins division.

Thomas W. Keffer,
Senior Vice President                     Formerly  Senior  Managing  Director
                                          (1994 -1996) of Van Eck Global.

Avram Kornberg,
Vice President                            None.

Joseph Krist,
Assistant Vice President                  None.

Paul LaRocco,
Vice President An officer and/or portfolio manager of certain Oppenheimer funds; formerly, a Securities Analyst for Columbus Circle Investors.

Michael Levine,
Assistant Vice President                  None.

Shanquan Li,
Vice President                            Director  of  Board  (since   2/96),
                                          Chinese
                                          Finance Society; formerly,  Chairman
                                          (11/94-
                                          2/96),  Chinese Finance Society; and
                                         Director
                                          (6/94-6/95), Greater China Business
                                         Networks.

Stephen F. Libera,
Vice President An officer and/or portfolio manager for certain Oppenheimer funds; a Chartered Financial Analyst; a Vice President of
                                          HarbourView;
                                          prior to March  1996,  the senior bond
                                          portfolio  manager for Panorama Series
                                          Fund  Inc.,  other  mutual  funds  and
                                          pension   accounts   managed  by  G.R.
                                          Phelps;  also responsible for managing
                                          the  public  fixed-income   securities
                                          department at Connecticut  Mutual Life
                                          Insurance Co.

Mitchell J. Lindauer,
Vice President                            None.

David Mabry,
Assistant Vice President                  None.

Steve Macchia,
Assistant Vice President                  None.

Bridget Macaskill,
President, Chief Executive Officer
and Director                              Chief   Executive   Officer   (since
                                          September   1995);   President   and
                                          director (since June
                                          1991) of  HarbourView;  Chairman and
                                          a
                                          director   of  SSI   (since   August
                                          1994), and SFSI
                                          (September  1995);  President (since
                                          September
                                          1995)   and   a   director    (since
                                          October  1990) of
                                          OAC;   President   (since  September
                                          1995) and a
                                          director  (since November 1989) of
                                          Oppenheimer   Partnership  Holdings,
                                          Inc., a
                                          holding  company  subsidiary of OFI;
                                          a director
                                          of  ORAMI   (since   July   1996)  ;
                                          President and a
                                          director  (since  October  1997)  of
                                          OFIL, an
                                          offshore fund manager  subsidiary of
                                          OFI and
                                          Oppenheimer   Millennium  Funds  plc
                                          (since
                                          October   1997);   President  and  a
                                          director of
                                          other    Oppenheimer     funds;    a
                                          director of the
                                          NASDAQ Stock Market, Inc. and of
                                          Hillsdown Holdings plc (a U.K. food
                                          company); formerly an Executive Vice
                                          President of OFI.

Wesley Mayer,
Vice President                            Formerly  Vice  President  (January,
                                          1995 -June,  1996) of  Manufacturers
                                          Life Insurance
                                         Company.

Loretta McCarthy,
Executive Vice President                  None.

Kevin McNeil,
Vice President                            Treasurer    (September,    1994   -
                                          present) for the Martin  Luther King
                                          Multi-Purpose Center
                                          (non-profit community organization);
                                          Formerly  Vice  President  (January,
                                          1995  -April,   1996)  for  Lockheed
                                          Martin IMS.

Tanya Mrva,
Assistant Vice President                  None.

Lisa Migan,
Assistant Vice President                  None.

Robert J. Milnamow,
Vice President                            An officer and/or portfolio  manager
                                          of   certain    Oppenheimer   funds;
                                          formerly a Portfolio
                                          Manager  (August,   1989  -  August,
                                          1995) with
                                          Phoenix Securities Group.

Denis R. Molleur,
Vice President                            None.

Linda Moore,
Vice President                            Formerly,  Marketing  Manager  (July
                                          1995-
                                          November 1996) for Chase Investment
                                          Services Corp.

Tanya Mrva,
Assistant Vice President                  None.

Kenneth Nadler,
Vice President                            None.

David Negri,
Vice                                      President An officer and/or  portfolio
                                          manager of certain Oppenheimer funds.

Barbara Niederbrach,
Assistant Vice President                  None.

Robert A. Nowaczyk,
Vice President                            None.

Richard M. O'Shaugnessy,
Assistant Vice President:
Rochester Division                        None.

Gina M. Palmieri,
Assistant Vice President                  None.

Robert E. Patterson,
Senior                                    Vice   President  An  officer   and/or
                                          portfolio     manager    of    certain
                                          Oppenheimer funds.
John Pirie,
Assistant Vice President                  Formerly,   a  Vice  President  with
Cohane
                                          Rafferty Securities, Inc.




Jane Putnam,
Vice                                      President An officer and/or  portfolio
                                          manager of certain Oppenheimer funds.

Russell Read,
Senior Vice President                     Formerly    a     consultant     for
                                          Prudential  Insurance  on  behalf of
                                          the General Motors Pension Plan.

Thomas Reedy,
Vice President An officer and/or portfolio manager of certain Oppenheimer funds; formerly, a Securities Analyst for the Manager.

David Robertson,
Vice President                            None.

Adam Rochlin,
Vice President                            None.

Michael S. Rosen
Vice President; President,
Rochester Division                        An officer and/or portfolio  manager
                                          of   certain    Oppenheimer   funds;
                                          Formerly, Vice President
                                          (June, 1983 - January, 1996) of RFS,
                                          President  and Director of RFD; Vice
                                          President
                                          and Director of FMC; Vice  President
                                          and
                                          director  of RCAI;  General  Partner
                                          of RCA;
                                          Vice   President   and  Director  of
                                          Rochester Tax
                                          Managed Fund Inc.

Richard H. Rubinstein,
Senior Vice President                     An officer and/or portfolio  manager
                                          of   certain    Oppenheimer   funds;
                                          formerly Vice President
                                          and    Portfolio    Manager/Security
                                          Analyst for
                                          Oppenheimer    Capital   Corp.,   an
                                          investment
                                          adviser.

Lawrence Rudnick,
Assistant Vice President                  None.

James Ruff,
Executive Vice President                  None.

Valerie Sanders,
Vice President                            None.

Ellen Schoenfeld,
Assistant Vice President                  None.

Stephanie Seminara,
Vice President                            Formerly,    Vice    President    of
Citicorp
                                          Investment Services

Richard Soper,
Vice President                            None.

Nancy Sperte,
Executive Vice President                  None.

Donald W. Spiro,
Chairman Emeritus and Director Vice Chairman and Trustee of the New York- based Oppenheimer Funds; formerly Chairman of the Manager and the Distributor.

Richard A. Stein,
Vice President: Rochester Division        Assistant  Vice   President   (since
                                          1995)    of    Rochester     Capitol
                                          Advisors, L.P.

Arthur Steinmetz,
Senior                                    Vice   President  An  officer   and/or
                                          portfolio     manager    of    certain
                                          Oppenheimer funds.

Ralph Stellmacher,
Senior                                    Vice   President  An  officer   and/or
                                          portfolio     manager    of    certain
                                          Oppenheimer funds.

John Stoma,
Senior Vice President, Director
Retirement Plans                          Formerly  Vice   President  of  U.S.
                                          Group    Pension     Strategy    and
                                          Marketing for Manulife
                                        Financial.

Michael C. Strathearn,
Vice President An officer and/or portfolio manager of certain Oppenheimer funds; a Chartered Financial Analyst; a Vice President of
                                          HarbourView;
                                          prior  to  March  1996,   an  equity
                                          portfolio
                                          manager for  Panorama  Series  Fund,
                                          Inc. and
                                          other   mutual   funds  and  pension
                                          accounts
                                          managed by G.R. Phelps.

James C. Swain,
Vice Chairman of the Board                Chairman, CEO and Trustee,  Director
                                          or    Managing    Partner   of   the
                                          Denver-based
                                          Oppenheimer  Funds;  President and a
                                          Director
                                          of  Centennial;  formerly  President
                                          and Director
                                          of OAMC,  and  Chairman of the Board
                                          of SSI.

James Tobin,
Vice President                            None.

Jay Tracey,
Vice President An officer and/or portfolio manager of certain Oppenheimer funds; formerly Managing Director of Buckingham Capital
                                        Management.

Gary Tyc,
Vice President, Assistant
Secretary and Assistant Treasurer         Assistant     Treasurer    of    the
                                          Distributor and SFSI.

Ashwin Vasan,
Vice                                      President An officer and/or  portfolio
                                          manager of certain Oppenheimer funds.

Dorothy Warmack,
Vice                                      President An officer and/or  portfolio
                                          manager of certain Oppenheimer funds.

Jerry Webman,
Senior Vice President                     Director    of    New     York-based
                                          tax-exempt fixed
                                          income Oppenheimer funds; Formerly,
                                          Managing  Director  and Chief  Fixed
                                          Income
                                          Strategist  at   Prudential   Mutual
                                          Funds.

Christine Wells,
Vice President                            None.

Joseph Welsh,
Assistant Vice President                  None.


Kenneth B.White,
Vice President                            An officer and/or portfolio  manager
                                          of  certain   Oppenheimer  funds;  a
                                          Chartered Financial
                                          Analyst;     Vice    President    of
                                          HarbourView; prior
                                          to March 1996,  an equity  portfolio
                                          manager
                                          for Panorama  Series Fund,  Inc. and
                                          other
                                          mutual   funds  and  pension   funds
                                          managed by
                                          G.R. Phelps.

William L. Wilby,
Senior Vice President An officer and/or portfolio manager of certain Oppenheimer funds; Vice President of HarbourView.

Carol Wolf,
Vice President                            An officer and/or portfolio  manager
                                          of certain  Oppenheimer  funds; Vice
                                          President of
                                          Centennial; Vice President,  Finance
                                          and
                                          Accounting  and  member of the Board
                                          of
                                          Directors  of the  Junior  League of
                                          Denver,
                                          Inc.;  Point  of  Contact:   Finance
                                          Supporters of
                                          Children;  Member  of  the  Oncology
                                          Advisory
                                          Board  of  the  Childrens  Hospital;
                                          Member of
                                          the  Board  of   Directors   of  the
                                          Colorado
                                          Museum of Contemporary Art.

Caleb Wong,
Assistant Vice President                  None.

Robert G. Zack,
Senior Vice President and
Assistant Secretary, Associate
General Counsel                           Assistant  Secretary  of SSI  (since
                                          May   1985),    and   SFSI    (since
                                          November 1989);  Assistant
                                          Secretary of Oppenheimer  Millennium
                                          Funds
                                          plc   (since   October   1997);   an
                                          officer of other
                                          Oppenheimer funds.

Jill Zachman,
Assistant Vice President:
Rochester Division                        None.

Arthur J. Zimmer,
Senior Vice President An officer and/or portfolio manager of certain Oppenheimer funds; Vice President of Centennial.

            The Oppenheimer Funds include the New York-based Oppenheimer Funds, the
Denver-based Oppenheimer Funds and the Oppenheimer/Quest Rochester Funds, as set forth below:

New York-based Oppenheimer Funds
--------------------------------
Oppenheimer  Multiple  Strategies  Fund
Oppenheimer  California  Municipal Fund
Oppenheimer  Capital  Appreciation  Fund
Oppenheimer  Discovery Fund
Oppenheimer Enterprise Fund
Oppenheimer  Global Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer  Gold & Special  Minerals Fund
Oppenheimer  Growth Fund
Oppenheimer International  Growth Fund
Oppenheimer  Money  Market  Fund,  Inc.
Oppenheimer Multi-Sector  Income Trust
Oppenheimer  Multi-State  Municipal Trust
Oppenheimer New  York  Municipal  Fund
Oppenheimer  Fund
Oppenheimer   Series  Fund,  Inc.
Oppenheimer  Municipal Bond Fund
Oppenheimer U.S.  Government Trust
Oppenheimer World Bond Fund
Oppenheimer  Developing  Markets Fund
Oppenheimer  International Small Company Fund

Quest/Rochester Funds
---------------------
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Quest For Value Funds
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Bond Fund For Growth
Oppenheimer MidCap Fund
Rochester Fund Municipals
Limited Term New York Municipal Fund


Denver-based Oppenheimer Funds
------------------------------
Oppenheimer Cash Reserves
Centennial America Fund, L.P.
Centennial California Tax Exempt Trust
Centennial Government Trust
Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust
Daily Cash Accumulation Fund, Inc.
The New York Tax-Exempt Income Fund, Inc.
Oppenheimer Champion Income Fund
Oppenheimer Equity Income Fund
Oppenheimer High Yield Fund
Oppenheimer Integrity Funds
Oppenheimer International Bond Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Funds, Inc.
Oppenheimer Strategic Income Fund
Oppenheimer Municipal Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Variable Account Funds
Panorama Series Fund, Inc.
Oppenheimer Real Asset Fund

            The address of OppenheimerFunds, Inc., the New York- based Oppenheimer Funds, the Quest Funds, OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corp., Oppenheimer Partnership Holdings, Inc., and Oppenheimer Acquisition Corp. is Two World Trade Center, New York, New York 10048-0203.

            The address of the Denver-based Oppenheimer Funds, Shareholder Financial Services, Inc., Shareholder Services, Inc., OppenheimerFunds Services, Centennial Asset Management Corporation, Centennial Capital Corp., and Oppenheimer Real Asset Management, Inc. is 6803 South Tucson Way, Englewood, Colorado 80012.
            The address of MultiSource Services, Inc. is 1700 Lincoln Street, Denver, Colorado 80203.

            The address of the Rochester-based funds is 350 Linden Oaks, Rochester, New York 14625-2807.


Name & Current Position with                 Other Business and Connections
OpCap Advisors                               During the Past Two Years
----------------------------                 -------------------------------

Robert J. Bluestone,
Director of Fixed Income
Management                                   Managing  Director of Oppenheimer
                                             Capital;  Director of Oppenheimer
                                             Capital
                                             Trust Company.

Pierre Daviron,
Portfolio Manager                            President,   Oppenheimer  Capital
                                             International Division.

Thomas E. Duggan,
General Counsel & Secretary                  Managing   Director   &   General
                                             Counsel of  Oppenheimer  Capital;
                                             Assistant Secretary
                                             of  Oppenheimer  Financial  Corp;
                                             General
                                             Counsel  of  Oppenheimer  Capital
                                             Limited.

Linda S. Ferrante,
Portfolio Manager                            Managing  Director of Oppenheimer
                                             Capital.

Bernard H. Garil,
President                                    Senior    Vice    President    of
                                             Oppenheimer      Capital      and
                                             Oppenheimer & Co., Inc;
                                             Director of  Oppenheimer  Capital
                                              Trust
                                              Company.

John Giusio,
Portfolio Manager                            Vice   President  of  Oppenheimer
                                             Capital.

Richard J. Glasebrook, II,
Portfolio Manager                            Managing  Director of Oppenheimer
                                             Capital.
Colin Glinsman,
Portfolio Manager                            Senior    Vice    President    of
                                             Oppenheimer Capital.

Louis Goldstein,
Assistant Portfolio Manager                  Senior    Vice    President    of
                                             Oppenheimer Capital.

Matthew Greenwald,
Portfolio Manager                            Vice   President  of  Oppenheimer
                                             Capital.

Vikki Y. Hanges,
Portfolio Manager                            Vice   President  of  Oppenheimer
                                             Capital.

Joseph M. LaMotta,
Chairman                                     Chairman  Emeritus of Oppenheimer
                                             Capital;   Director  &  Executive
                                             Vice
                                             President     of      Oppenheimer
                                             Financial Corp.
                                             and  Oppenheimer   Group,   Inc.;
                                             General
                                             Partner  of  Oppenheimer  &  Co.,
                                                L.P.;
                                             Director of  Oppenheimer  Capital
                                                Trust
                                             Company;  Director and  President
                                                 of
                                             Oppenheimer Capital Limited.

George A. Long,
Chief Investment Officer                     Chairman,     Chief     Executive
                                             Officer   and  Chief   Investment
                                             Officer of Oppenheimer
                                             Capital.

Elisa A. Mazen,
Portfolio Manager                            Vice   President  of  Oppenheimer
                                             Capital International Division.

Timothy McCormack,
Portfolio Manager                            Vice   President  of  Oppenheimer
                                             Capital;  formerly Assistant Vice
                                             President of
                                             Oppenheimer Capital.

Susan Murphy,
President of an affiliate                    President of OCC Cash  Management
                                             Services       Division       and
                                             Oppenheimer Capital
                                             Trust   Company;    Senior   Vice
                                             President of
                                             Oppenheimer Capital.
Eileen Rominger,
Portfolio Manager                            Managing  Director of Oppenheimer
                                             Capital.

Sheldon M. Siegel,
Treasurer and Chief Financial
Officer                                      Managing
                                             Director/Treasurer/Chief
                                             Financial  Officer of Oppenheimer
                                             Capital;
                                             Director of  Oppenheimer  Capital
                                             Trust
                                             Company;   Treasurer   and  Chief
                                             Financial
                                             Officer  of  Oppenheimer  Capital
                                             Limited.

Jeffrey Whittington,
Portfolio Manager                            Senior    Vice    President    of
                                             Oppenheimer Capital.


      The address of OpCap Advisors is 200 Liberty Street, New York, New York 10281.

      For information as to the business, profession, vocation or employment of a substantial nature of the officers of Oppenheimer Capital, reference is made to Form ADV filed by OpCap Advisors, under the Investment Advisers Act of 1940, which is incorporated herein by reference.

Item 29.    Principal Underwriter
--------    ---------------------

            (a) OppenheimerFunds Distributor, Inc. is the Distributor of the Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and B of this Registration Statement and listed in Item 28(b) above.

            (b) The directors and officers of the Registrant's principal underwriter are:

Name & Principal                Positions & Offices         Positions        &
Offices
Business Address                with Underwriter            with Registrant
----------------                -------------------
-------------------
George C. Bowen(1)              Vice President and          Vice President and
                                Treasurer                   Treasurer  of  the
                                                            Oppenheimer funds.

Julie Bowers                    Vice President              None
21 Dreamwold Road
Scituate, MA 02066

Peter W. Brennan                Vice President              None
1940 Cotswold Drive
Orlando, FL 32825

Maryann Bruce(2)                Senior Vice President;      None
                                Director: Financial
                                Institution Division

Robert Coli                     Vice President              None
12 White Tail Lane
Bedminster, NJ 07921

Ronald T. Collins               Vice President              None
710-3 E. Ponce de Leon Ave.
Decatur, GA  30030

William Coughlin                Vice President              None
542 West Surf - #2N
Chicago, IL  60657

Mary Crooks(1)

E. Drew Devereaux(3)            Assistant Vice President    None

Rhonda Dixon-Gunner(1)          Assistant Vice President    None

Andrew John Donohue(2)          Executive Vice              Secretary of
                                President & Director        the Oppenheimer
                                                            funds.

Wendy H. Ehrlich                Vice President              None
4 Craig Street
Jericho, NY 11753

Kent Elwell                     Vice President              None
41 Craig Place
Cranford, NJ  07016

Todd Ermenio                    Vice President              None
11011 South Darlington
Tulsa, OK  74137
John Ewalt                      Vice President              None
2301 Overview Dr. NE
Tacoma, WA 98422

George Fahey                    Vice President              None
201 E. Rund Grove Rd.
#26-22
Lewisville, TX 75067

Katherine P. Feld(2)            Vice President              None
                                & Secretary

Mark Ferro                      Vice President              None
43 Market Street
Breezy Point, NY 11697

Ronald H. Fielding(3)           Vice President              None

Reed F. Finley                  Vice President              None
1657 Graefield
Birmingham, MI  48009



Ronald R. Foster                Senior Vice President       None
11339 Avant Lane
Cincinnati, OH 45249

Patricia Gadecki                Vice President              None
950 First St., S.
Suite 204
Winter Haven, FL  33880

Luiggino Galleto                Vice President              None
10239 Rougemont Lane
Charlotte, NC 28277

Mark Giles                      Vice President              None
5506 Bryn Mawr
Dallas, TX 75209

Ralph Grant(2)                  Vice President/National     None
                                Sales Manager

Sharon Hamilton                 Vice President              None
720 N. Juanita Ave.,#1
Redondo Beach, CA 90277

Byron Ingram(2)                 Assistant Vice President    None


Mark D. Johnson                 Vice President              None
129 Girard Place
Kirkwood, MO 63105

Michael Keogh(2)                Vice President              None

Richard Klein                   Vice President              None
4820 Fremont Avenue So.
Minneapolis, MN 55409

Daniel Krause                   Vice President              None
13416 Larchmere Square
Shaker Heights, OH 44120

Ilene Kutno(2)                  Assistant Vice President    None

Todd Lawson                     Vice President              None
3333 E. Bayaud Avenue
Unit 714
Denver, CO 80209

Wayne A. LeBlang                Senior Vice President       None
23 Fox Trail
Lincolnshire, IL 60069

Dawn Lind                       Vice President              None
7 Maize Court
Melville, NY 11747

James Loehle                    Vice President              None
30 John Street
Cranford, NJ  07016

Todd Marion                     Vice President              None
21 N. Passaic Avenue
Chatham,N.J. 07928
Marie Masters                   Vice President              None

520 E. 76th Street
New York, NY  10021

John McDonough                  Vice President              None
P.O. Box 760
50 Riverview Road
New Castle, NH  03854

Tanya Mrva(2)                   Assistant Vice President    None

Laura Mulhall(2)                Senior Vice President       None

Charles Murray                  Vice President              None
18 Spring Lake Drive
Far Hills, NJ 07931

Wendy Murray                    Vice President              None
32 Carolin Road
Upper Montclair, NJ 07043

Chad V. Noel                    Vice President              None
3238 W. Taro Lane
Phoenix, AZ  85027

Joseph Norton                   Vice President              None
2518 Fillmore Street
San Francisco, CA  94115

Patrick Palmer                  Vice President              None
958 Blue Mountain Cr.
West Lake Village, CA 91362

Kevin Parchinski                Vice President              None
1105 Harney St., #310
Omaha, NE  68102

Randall Payne                   Vice President              None
3530 Providence Plantation Way
Charlotte, NC  28270

Gayle Pereira                   Vice President              None
2707 Via Arboleda
San Clemente, CA 92672

Charles K. Pettit               Vice President              None
22 Fall Meadow Dr.
Pittsford, NY  14534

Bill Presutti                   Vice President              None
1777 Larimer St. #807
Denver, CO  80202

Tilghman G. Pitts, III(2)       Chairman & Director         None

Elaine Puleo(2)                 Vice President              None

Minnie Ra                       Vice President              None
895 Thirty-First Ave.
San Francisco, CA  94121

Michael Raso                    Vice President              None
16 N. Chatsworth Ave.
Apt. 301
Larchmont, NY  10538

John C. Reinhardt(3)            Vice President              None

Douglas Rentschler              Vice President              None
867 Pemberton
Grosse Pointe Park, MI
48230

Ian Robertson                   Vice President              None
4204 Summit Wa
Marietta, GA 30066

Michael S. Rosen(3)             Vice President              None

Kenneth Rosenson                Vice President              None
3802 Knickerbocker Place
Apt. #3D
Indianapolis, IN  46240

James Ruff(2)                   President                   None

Timothy Schoeffler              Vice President              None
1717 Fox Hall Road
Washington, DC  77479

Michael Sciortino               Vice President              None
785 Beau Chene Drive
Mandeville, LA  70471

Robert Shore                    Vice President              None
26 Baroness Lane
Laguna Niguel, CA 92677

George Sweeney                  Vice President              None
1855 O'Hara Lane
Middletown, PA 17057

Andrew Sweeny                   Vice President              None
5967 Bayberry Drive
Cincinnati, OH 45242

Scott McGregor Tatum            Vice President              None
7123 Cornelia Lane
Dallas, TX  75214

David G. Thomas                 Vice President              None
8116 Arlingon Blvd.
#123
Falls Church, VA 22042

Philip St. John Trimble         Vice President              None
2213 West Homer
Chicago, IL 60647

Sarah Turpin                    Vice President              None
2735 Dover Road
Atlanta,GA  30327

Gary Paul Tyc(1)                Assistant Treasurer         None

Mark Stephen Vandehey(1)        Vice President              None

Marjorie Williams               Vice President              None
6930 East Ranch Road
Cave Creek, AZ  85331



(1) 6803 South Tucson Way, Englewood, Colorado 80112
(2) Two World Trade Center, New York, NY 10048-0203
(3) 350 Linden Oaks, Rochester, NY  14625-2807

            (c)  Not applicable.

Item 30.    Location of Accounts and Records
--------    --------------------------------

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of both OppenheimerFunds, Inc. at its offices at 6803 South Tucson
Way, Englewood,
Colorado 80012 and Two World Trade Center, New York, New York 10048-0203.

Item 31.    Management Services
-------     -------------------

            Not Applicable.

Item 32.    Undertakings
-------     ------------

         (a)Registrant hereby undertakes to assist shareholder communication in accordance with the provisions of Section 16 of the Investment Company Act of 1940 and to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of beneficial interest.

         (b)   Not applicable.

         (c) Registrant hereby undertakes to file a post-effective amendment containing financial statements for any series portfolio of Registrant, which need not be certified, within four to six months from the effective date of the registration statement with respect to such portfolio under the Securities Act of 1933.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 22nd day of January, 1998.


                        OPPENHEIMER QUEST FOR VALUE FUNDS


                          By: /s/ Bridget A. Macaskill*
                              -----------------------------------
                              Bridget A. Macaskill
                       Chairman of the Board and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signatures                        Title                          Date
----------                        -----                          ----


/s/ Bridget A Macaskill*          Chairman of the Board,      January 22, 1998
-----------------------           President (Principal
Bridget A. Macaskill              Executive Officer) and

                                  Trustee


/s/ George C. Bowen*              Treasurer (Principal        January 22, 1998
-----------------------           Financial and Accounting

George Bowen                      Officer)


/s/ Paul Y. Clinton*              Trustee                     January 22, 1998

-----------------------
Paul Y. Clinton


/s/ Thomas W. Courtney*           Trustee                     January 22, 1998

-----------------------
Thomas W. Courtney


/s/ Lacy B. Herrmann*             Trustee                     January 22, 1998

-----------------------
Lacy B. Herrmann


/s/ George Loft*                  Trustee                     January 22, 1998

-----------------------
George Loft

*By /s/ Robert G. Zack
 -----------------------
Robert G. Zack, Attorney-in-fact

                       OPPENHEIMER QUEST FOR VALUE FUNDS
                           REGISTRATION NO. 33-15489



                        POST-EFFECTIVE AMENDMENT NO. 42


                               INDEX TO EXHIBITS



24(b)(11)            Consent of Independent Accountants

24(b)(16)(1)         Performance Computation Schedule of Growth & Income Fund

24(b)(16)(2)         Performance Computation Schedule of Opportunity Fund

24(b)(16)(3)         Performance Computation Schedule of Small Cap Fund

24(b)(16)(4)         Performance Computation Schedule of Officers Fund

24(b)(17)(1)         Financial  Data  Schedule  for Class A shares of Growth &
                     Income Fund

24(b)(17)(2)         Financial  Data  Schedule  for Class B shares of Growth &
                     Income Fund

24(b)(17)(3)         Financial  Data  Schedule  for Class C shares of Growth &
                     Income Fund

24(b)(17)(4)         Financial   Data   Schedule   for   Class  A  shares   of
                     Opportunity Fund

24(b)(17)(5)         Financial   Data   Schedule   for   Class  B  shares   of
                     Opportunity Fund

24(b)(17)(6)         Financial   Data   Schedule   for   Class  C  shares   of
                     Opportunity Fund

24(b)(17)(7)         Financial   Data   Schedule   for   Class  Y  shares   of
                     Opportunity Fund

24(b)(17)(8)         Financial  Data  Schedule for Class A shares of Small Cap
                     Fund

24(b)(17)(9)         Financial  Data  Schedule for Class B shares of Small Cap
                     Fund

24(b)(17)(10)        Financial  Data  Schedule for Class C shares of Small Cap
                     Fund

24(b)(17)(11)        Financial  Data  Schedule  for Class A shares of Officers
                     Fund


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